UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WEST COAST BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Columbia Banking System, Inc. which we refer to as “Columbia,” and West Coast Bancorp, which we refer to as “West Coast,” have entered into a definitive merger agreement that provides for the combination of the two companies. Under the merger agreement, a wholly owned subsidiary of Columbia will merge with and into West Coast, with West Coast remaining as the surviving entity and a wholly owned subsidiary of Columbia (which transaction we refer to as the “merger”). Such surviving entity will, as soon as reasonably practicable following the merger and as part of a single integrated transaction, merge with and into Columbia (we refer to the two mergers together as the “mergers”). Before we complete the merger, the shareholders of West Coast must approve the merger agreement pursuant to Oregon law. West Coast shareholders will vote to approve the merger agreement at a special meeting of shareholders to be held on March 18, 2013. Columbia shareholders must approve the issuance of the shares of Columbia common stock in connection with the merger pursuant to the requirements of the Nasdaq Stock Exchange. Columbia shareholders will vote to approve the issuance of the shares of Columbia common stock in connection with the merger at a special meeting of shareholders to be held on March 18, 2013.

Under the terms of the merger agreement, the aggregate merger consideration payable by Columbia will consist of 12,809,525 shares of Columbia common stock and $264,468,650 in cash (subject to increase under certain circumstances). West Coast shareholders may elect to receive either cash, stock, or a unit consisting of a mix of cash and stock, in an amount equal to such holder’s pro rata share (subject to certain adjustments) of the total merger consideration. However, because the total amount of cash and stock to be issued by Columbia is fixed, a West Coast shareholder may receive a combination of cash and stock that differs from such holder’s election if too many West Coast shareholders elect one form of consideration over the other. We expect the mergers, taken together, to be a tax-free transaction for West Coast shareholders, to the extent they receive Columbia common stock for their shares of West Coast common stock. Based on the 12,809,525 fixed shares issued by Columbia to West Coast shareholders, after completion of the merger, West Coast shareholders would own approximately 24% of Columbia’s common stock (including shares of Columbia common stock issuable upon conversion of Series B Preferred Stock and the exercise of Class C Warrants, and ignoring any shares of Columbia common stock they may already own).

The value of the consideration to be received by West Coast shareholders in the merger will vary with the trading price of Columbia common stock between now and the completion of the merger. The per share consideration is determined by the quotient obtained by dividing (1) the sum of: (A) the product of: (i) the Purchaser Average Closing Price (as defined in the Merger Agreement) and (ii) the total Columbia shares to be issued; and (B) the total cash Columbia will pay; and (C) $24 million plus proceeds from in-the-money option exercises; by (2) the sum of common share equivalents from common shares, preferred stock, warrants and in-the-money options. The table below shows the approximate hypothetical value of the merger consideration per share if it had been calculated based on the closing price for Columbia common stock on the Nasdaq Global Select Market on each of September 25, 2012, the trading day immediately prior to the announcement of the merger, and January 31, 2013, the last practicable trading day prior to the date of this document.

Date	Columbia closing price	Per share consideration
September 25, 2012	$18.85	$23.08
January 31, 2013	$20.20	$23.83

The market prices of both Columbia common stock and West Coast common stock will fluctuate before the merger. You should obtain current stock price quotations for Columbia common stock and West Coast common stock. Columbia common stock is traded on the Nasdaq Global Select Market under the symbol “COLB,” and West Coast common stock is traded on the Nasdaq Global Select Market under the symbol “WCBO.”

The West Coast board of directors has unanimously determined that the combination of West Coast and Columbia is in the best interests of West Coast shareholders based upon its analysis, investigation and deliberation, and the West Coast board of directors unanimously recommends that the West Coast shareholders vote “FOR” the approval of the merger agreement and “FOR” the approval of the other proposals described in this joint proxy statement/prospectus.

The Columbia board of directors has also unanimously determined that the combination of Columbia and West Coast is in the best interests of Columbia shareholders based upon its analysis, investigation and deliberation, and the Columbia board of directors unanimously recommends that the Columbia shareholders vote “FOR” the issuance of shares of Columbia common stock in connection with the merger and “FOR” the approval of the other proposals described in this joint proxy statement/prospectus.

You should read this entire joint proxy statement/prospectus, including the appendices and the documents incorporated by reference into the document, carefully because it contains important information about the merger and the related transactions. In particular, you should read carefully the information under the section entitled “Risk Factors” beginning on page 18.

The shares of Columbia common stock to be issued to West Coast shareholders in the merger are not deposits or savings accounts or other obligations of any bank or savings association, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the merger described in this joint proxy statement/prospectus or the Columbia common stock to be issued in the merger, or passed upon the adequacy or accuracy of this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated February 1, 2013 and is first being mailed to the shareholders of West Coast and the shareholders of Columbia on or about February 7, 2013.

WEST COAST BANCORP

5335 MEADOWS ROAD, SUITE 201

LAKE OSWEGO, OR 97035

NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 18, 2013

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of West Coast Bancorp (“West Coast”) will be held at The Meadows Conference Room, 5300 Meadows Road, Lake Oswego, Oregon 97035 at 8:30 a.m., Pacific time, on March 18, 2013, for the following purposes:

1. To approve the Agreement and Plan of Merger, dated as of September 25, 2012, by and among Columbia Banking System, Inc., West Coast, and Sub (as defined therein) (the “Merger” proposal);

2. To approve, on a non-binding, advisory basis, the compensation to be paid to West Coast’s named executive officers that is based on or otherwise relates to the merger, discussed under the section entitled “The Merger—Interests of West Coast Directors and Executive Officers in the Merger” beginning on page 85 (the “Merger-Related Named Executive Officer Compensation” proposal); and

3. To approve one or more adjournments of the West Coast special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger proposal (the “West Coast Adjournment” proposal).

West Coast will transact no other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement thereof.

The Merger proposal and the Merger-Related Named Executive Officer Compensation proposal are described in more detail in this document, which you should read carefully in its entirety before you vote. A copy of the merger agreement is attached as Appendix A to this document.

The West Coast board of directors has set January 22, 2013 as the record date for the West Coast special meeting. All holders of record of West Coast common stock or preferred stock at the close of business on the record date will be notified of the meeting. Only holders of record of West Coast common stock at the close of business on January 22, 2013 will be entitled to vote at the West Coast special meeting and any adjournments or postponements thereof. Any shareholder entitled to attend and vote at the West Coast special meeting is entitled to appoint a proxy to attend and vote on such shareholder’s behalf. Such proxy need not be a holder of West Coast common stock.

Your vote is very important. To ensure your representation at the West Coast special meeting, please complete and return the enclosed proxy card or submit your proxy by telephone or through the Internet. Please vote promptly whether or not you expect to attend the West Coast special meeting. Submitting a proxy now will not prevent you from being able to vote in person at the West Coast special meeting.

The West Coast board of directors has unanimously adopted and approved the merger agreement and the transactions contemplated thereby and recommends that you vote “FOR” the Merger proposal, “FOR” the Merger-Related Named Executive Officer Compensation proposal and “FOR” the West Coast Adjournment proposal.

BY ORDER OF THE BOARD OF DIRECTORS

Robert D. Sznewajs

President and Chief Executive Officer

WHERE YOU CAN FIND MORE INFORMATION

Both Columbia and West Coast file annual, quarterly and special reports, proxy statements and other business and financial information with the Securities and Exchange Commission (the “SEC”). You may read and copy any materials that either Columbia or West Coast files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 ((800) 732-0330) for further information on the public reference room. In addition, Columbia and West Coast file reports and other business and financial information with the SEC electronically, and the SEC maintains a website located at http://www.sec.gov containing this information. You will also be able to obtain these documents, free of charge, from West Coast by accessing West Coast’s website at www.wcb.com under the heading “Investor Relations” or from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035.

Columbia has filed a registration statement on Form S-4 to register with the SEC up to 12,859,525 shares of Columbia common stock and certain other securities as specified therein. This joint proxy statement/prospectus is a part of that registration statement. As permitted by SEC rules, this document does not contain all of the information included in the registration statement or in the exhibits or schedules to the registration statement. You may read and copy the registration statement, including any amendments, schedules and exhibits at the addresses set forth below. Statements contained in this document as to the contents of any contract or other documents referred to in this document are not necessarily complete. In each case, you should refer to the copy of the applicable contract or other document filed as an exhibit to the registration statement. This document incorporates important business and financial information about Columbia and West Coast that is not included in or delivered with this document, including incorporating by reference documents that Columbia and West Coast have previously filed with the SEC. These documents contain important information about the companies and their financial condition. See “Documents Incorporated by Reference” on page 137. These documents are available without charge to you upon written or oral request to the applicable company’s principal executive offices. The respective addresses and telephone numbers of such principal executive offices are listed below

Columbia Banking System, Inc.	West Coast Bancorp
1301 A Street, Suite 800	5335 Meadows Road, Suite 201
Tacoma, Washington 98401	Lake Oswego, Oregon 97035
Attention: Melanie J. Dressel	Attention: Robert D. Sznewajs
(253) 305-1900	(503) 684-0884

To obtain timely delivery of these documents, you must request the information no later than March 11, 2013 in order to receive them before Columbia’s special meeting of shareholders and no later than March 11, 2013 in order to receive them before West Coast’s special meeting of shareholders.

Columbia common stock is traded on the Nasdaq Global Select Market under the symbol “COLB,” and West Coast common stock is traded on the Nasdaq Global Select Market under the symbol “WCBO.”

i

ii

Appendix A	Agreement and Plan of Merger, dated as of September 25, 2012, by and among Columbia Banking System, Inc., West Coast Bancorp and Sub (as defined therein)

Appendix B	Opinion of Keefe, Bruyette & Woods

Appendix C	Opinion of Sandler O’Neill + Partners, L.P.

Appendix D	Sections 60.551 to 60.594 of the Oregon Revised Statutes, Regarding Dissenters’ Rights

Appendix E	Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, LP dated September 25, 2012

Appendix F	Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and GF Financial, L.L.C. dated September 25, 2012

Appendix G	Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and MFP Partners, L.P. dated September 25, 2012

Appendix H	Form of Voting and Non-Competition Agreement by and among Columbia Banking System, Inc., West Coast Bancorp and certain directors of West Coast Bancorp dated September 25, 2012

Appendix I	Form of Voting Agreement by and among West Coast Bancorp, Columbia Banking System, Inc. and directors of Columbia Banking System, Inc. dated September 25, 2012

iii

QUESTIONS AND ANSWERS

The following questions and answers briefly address some commonly asked questions about the merger (as defined below) and the shareholders meetings. They may not include all the information that is important to the shareholders of West Coast and of Columbia. Shareholders of West Coast and shareholders of Columbia should each read carefully this entire joint proxy statement/prospectus, including the appendices and other documents referred to in this document.

Q:	Why am I receiving these materials?

A:	Columbia is sending these materials to its shareholders to help them decide how to vote their shares of Columbia common stock with respect to the issuance of Columbia common stock in the merger and the other matters to be considered at the Columbia special meeting described below. Because Columbia will issue shares of common stock in the merger in an amount in excess of 20% of Columbia’s total outstanding shares, shareholder approval of the issuance of such shares is required under applicable Nasdaq Listing Rules.

West Coast is sending these materials to its shareholders to help them decide how to vote their shares of West Coast common stock with respect to the proposed merger and the other matters to be considered at the West Coast special meeting, described below.

The merger cannot be completed unless West Coast shareholders approve the merger agreement and Columbia shareholders approve the issuance of Columbia common stock in the merger. West Coast is holding a special meeting of shareholders to vote on the merger agreement in addition to the other proposals described in “West Coast Special Meeting of Shareholders.” Columbia is holding a special meeting of shareholders to vote on the issuance of Columbia common stock in the merger in addition to the other proposals described in “Columbia Special Meeting of Shareholders.” Information about these meetings and the merger is contained in this joint proxy statement/prospectus.

This document constitutes both a joint proxy statement of Columbia and West Coast and a prospectus of Columbia. It is a joint proxy statement because the boards of directors of both companies are soliciting proxies from their respective shareholders. It is a prospectus because Columbia will issue shares of its common stock in exchange for shares of West Coast common stock in the merger.

Q:	What will West Coast shareholders receive in the merger?

A:	Under the terms of the merger agreement, West Coast shareholders will receive their pro rata share (taking into account Class C Warrants and in-the-money stock options on an as-exercised basis and shares of common stock issuable upon conversion of Series B Preferred Stock (including shares of Series B Preferred Stock issuable upon exercise of Class C Warrants)) of the total consideration, which consists of 12,809,525 shares of Columbia common stock and $264,468,650 in cash (subject to adjustment in certain circumstances).

Q.	How will the merger consideration received by West Coast shareholders affect Columbia shareholders?

A.	As a result of Columbia’s issuance of new shares to West Coast shareholders in combination with the cash being paid by Columbia, current Columbia shareholders will experience dilution in terms of both ownership and book value per share. Following the closing of the merger, current West Coast shareholders will own approximately 24% of the outstanding common stock of Columbia, and current Columbia shareholders will own approximately 76% of outstanding common stock. If the merger had closed on September 30, 2012, then the pro forma book value per share would have been $19.11 versus reported book value of $19.20.

Q:	What will each West Coast shareholder receive in the merger?

A:	A West Coast shareholder may elect to receive:

•	all cash;

•	all Columbia common stock; or

•	a unit consisting of a mix of cash and Columbia common stock (with the percentage of cash comprising such unit equal to the percentage of the total consideration represented by cash).

All elections are subject to the election, proration and allocation procedures described in this joint proxy statement/prospectus if too many shareholders elect one form of consideration over the other. Due to these limitations, West Coast shareholders may not receive the form of merger consideration that they elected, unless they elect to receive a unit consisting of a mix of cash and Columbia common stock. See “The Merger” beginning on page 43 for a more detailed discussion of allocation procedures under the merger agreement.

Q:	What is the amount of cash and/or the number of shares of Columbia common stock that each West Coast shareholder will receive for his or her shares of West Coast common stock?

A:	The actual amount of cash and/or number of shares of Columbia common stock to be received will not be determined until the end of the twenty trading day period beginning on the twenty fifth day before the effective time of the merger. Those amounts will be determined based on a formula set forth in the merger agreement and described in this joint proxy statement/prospectus. See “The Merger—Terms of the Merger” beginning on page 43 for a more detailed discussion of the per share merger consideration.

Q:	Is the value of the per share consideration that a West Coast shareholder receives expected to be substantially equivalent regardless of which election he or she makes?

A:	The formula that will be used to calculate the per share consideration is intended to substantially equalize the value of the consideration to be received for each share of West Coast common stock that is exchanged in the merger, as measured during the twenty trading day period beginning on the twenty fifth day before the effective time of the merger, regardless of whether a West Coast shareholder elects to receive cash, stock or a unit consisting of a mix of cash and stock. As the value of Columbia common stock fluctuates with its trading price, however, the value of the stock that a West Coast shareholder receives for a West Coast share will likely not be the same as the cash paid per share on any given day before or after the merger.

Q:	How and when does a West Coast shareholder elect the form of consideration he or she prefers to receive?

A:	An election statement with instructions for making the election as to the form of consideration preferred is being mailed to West Coast shareholders simultaneously with this joint proxy statement/prospectus. To make an election, a West Coast shareholder must submit an election statement, to Columbia’s exchange agent before 5:00 p.m., Pacific Time, on the day prior to the fifth business day prior to the completion of the merger. This date is referred to as the “election deadline.” Election choices and election procedures are described under “The Merger.”

NOTE: The actual election deadline is not currently known. Columbia and West Coast will issue a press release announcing the date of the election deadline at least five business days before that deadline. Additionally, Columbia and West Coast will post the date of the election deadline on their respective web sites, also at least five business days before that deadline.

Q:	May a West Coast shareholder change his or her election once it has been submitted?

A:	Yes. An election may be changed so long as the new election is received by the exchange agent prior to the election deadline. To change an election, a West Coast shareholder must send the exchange agent a written notice revoking any election previously submitted.

Q:	How are shares of West Coast Series B Preferred Stock addressed in the merger agreement?

A:	As described under “The Merger—Series B Preferred Stock, Stock Options, Class C Warrants and Restricted Shares,” as provided in the terms of the Series B Preferred Stock, holders of West Coast Series B Preferred Stock will have the option to convert any of such holders’ shares of Series B Preferred Stock into the merger consideration on a common-equivalent basis, subject to the same election, proration and allocation procedures applicable to West Coast common stock. Accordingly, holders of Series B Preferred Stock that wish to receive the merger consideration must submit an election statement prior to the election deadline. See “The Merger—Election Statement.” At the effective time of the merger, each share of Series B Preferred Stock as to which an election has not been made will remain outstanding and will convert into preference securities of Columbia having rights (including, but not limited to, the right of conversion), preferences, privileges and voting powers that, taken as a whole, are not materially less favorable to the holders of the shares of Series B Preferred Stock than the rights, preferences, privileges and voting powers that they had prior to the merger. The terms of such securities are described under “Description of Columbia’s Capital Stock” beginning on page 112.

Q:	How are West Coast Class C Warrants addressed in the merger agreement?

A:	As described under “The Merger—Series B Preferred Stock, Stock Options, Class C Warrants and Restricted Shares,” each Class C Warrant outstanding will become exercisable for the merger consideration based on the merger consideration that would have been received if such Class C Warrant had been exercised for Series B Preferred Stock and converted into West Coast common stock prior to the closing of the merger, subject to the same election, proration and allocation procedures applicable to West Coast common stock. Accordingly, holders of Class C Warrants must submit an election statement prior to the election deadline. See “The Merger—Election Statement.”

Q:	How are West Coast Restricted Shares addressed in the merger agreement?

A:	As described under “The Merger—Series B Preferred Stock, Stock Options, Class C Warrants and Restricted Shares,” at the closing of the merger, each share of West Coast common stock subject to vesting, repurchase or other lapse restrictions granted under West Coast’s incentive stock plans will vest in full, and the holder will be entitled to receive the merger consideration with respect to such shares, less applicable taxes and withholding, and subject to the same election, proration and allocation procedures applicable to West Coast common stock. Accordingly, holders of West Coast restricted shares must submit an election statement prior to the election deadline. See “The Merger—Election Statement.”

Q:	How are outstanding West Coast stock options addressed in the merger agreement?

A:	At the closing of the merger, each outstanding and unexercised West Coast stock option will be converted into a vested option to purchase Columbia common stock. The manner of such conversion is described under “The Merger—Series B Preferred Stock, Stock Options, Class C Warrants and Restricted Shares.”

Q:	What happens if an election is not made prior to the election deadline?

A:	If a West Coast shareholder fails to submit an election statement to the exchange agent prior to the election deadline, then that holder will be deemed to have made no election and will be issued shares of Columbia common stock, cash, or a mixture of stock and cash, depending on the aggregate cash and stock elections made.

As described above, the merger consideration that will be received by holders of shares of West Coast Series B Preferred Stock, by holders of outstanding Class C Warrants, and by holders of West Coast Restricted Shares is subject to the same election, proration and allocation procedures applicable to West Coast common stock. Accordingly, if holders of Class C Warrants on Restricted Shares do not submit an election form prior to the election deadline, they will be deemed to have made no election and will be issued (or, in the case of Class C Warrants, they will become exercisable for) shares of Columbia common stock, cash, or a mixture of stock and cash, depending on the aggregate cash and stock elections made. Each share of a West Coast Series B Preferred Stock as to which an election form is not received prior to the election deadline will remain outstanding and will convert into preference securities of Columbia.

Q:	When do Columbia and West Coast expect to complete the merger?

A:	Columbia and West Coast expect to complete the merger after all conditions to the merger in the merger agreement are satisfied or waived, including after shareholder approvals are received at the respective shareholder meetings of Columbia and West Coast and all required regulatory approvals are received. Columbia and West Coast currently expect to complete the merger by the end of the first quarter of 2013. It is possible, however, that as a result of factors outside of either company’s control, the merger may be completed at a later time, or may not be completed at all.

Q:	What am I being asked to vote on?

A:	Columbia shareholders are being asked to vote on the following proposals:

1.	Issuance of Common Stock in the Merger. To approve the issuance of Columbia common stock in the merger contemplated by the merger agreement (referred to as the “Share Issuance” proposal); and

2.	Adjournment of Meeting. To approve one or more adjournments of the Columbia special meeting, if necessary or appropriate, including adjournments to solicit additional proxies in favor of the Share Issuance proposal (referred to as the “Columbia Adjournment” proposal).

West Coast shareholders are being asked to vote on the following proposals:

1.	Approval of the Merger Agreement. To approve the merger agreement (referred to as the “Merger” proposal);

2.	Non-Binding Approval of Certain Compensation. To approve, on a non-binding, advisory basis, the compensation to be paid to West Coast’s named executive officers that is based on or otherwise relates to the merger (referred to as the “Merger-Related Named Executive Officer Compensation” proposal); and

3.	Adjournment of Meeting. To approve one or more adjournments of the West Coast special meeting, if necessary or appropriate, including adjournments to solicit additional proxies in favor of the Merger proposal (referred to as the “West Coast Adjournment” proposal).

Q:	What will happen if West Coast’s shareholders do not approve, on an advisory (non-binding) basis, the Merger-Related Named Executive Officer Compensation proposal?

A:	The vote on the Merger-Related Named Executive Officer Compensation proposal is a vote separate and apart from the vote to approve the merger agreement. You may vote for this proposal and against the Merger proposal, or vice versa. Because the vote on this proposal is advisory only, it will not be binding on West Coast or Columbia. The merger-related named executive officer compensation to be paid in connection with the merger is based on contractual arrangements with the named executive officers and accordingly the outcome of this advisory vote will not affect the obligation to make these payments.

Q:	How do the boards of directors of Columbia and West Coast recommend that I vote?

A:	The Columbia board of directors unanimously recommends that holders of Columbia common stock vote “FOR” the Columbia proposals described in this joint proxy statement/prospectus.

The West Coast board of directors unanimously recommends that West Coast shareholders vote “FOR” the West Coast proposals described in this joint proxy statement/prospectus.

For a discussion of interests in West Coast’s directors and executive officers in the merger that may be different from, or in addition to, the interests of West Coast shareholders generally, see “The Merger—Interests of West Coast Directors and Executive Officers in the Merger,” beginning on page 85.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this joint proxy statement/prospectus, please vote by telephone or on the Internet, or complete, sign and date the enclosed proxy card and return it in the enclosed envelope as soon as possible so that your shares will be represented at your respective company’s meeting.

Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

Additionally, West Coast shareholders, holders of Series B Preferred Stock that wish to receive merger consideration in respect of their shares, and holders of Class C Warrants should complete, sign and date the election statement. The election statement should be sent in the envelope that accompanies it to Columbia’s exchange agent in order to arrive before the election deadline.

Q:	How do I vote?

A:	If you are a shareholder of record of Columbia as of the record date for the Columbia special meeting or a shareholder of record of West Coast as of the record date for the West Coast special meeting, you may vote by:

•	accessing the internet website specified on your proxy card (www.proxyvote.com);

•	calling the toll-free number specified on your proxy card (1-800-690-6903); or

•	signing the enclosed proxy card and returning it in the postage-paid envelope provided.

You may also cast your vote in person at your company’s special meeting.

If your shares are held in “street name” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Holders in “street name” who wish to vote in person at the applicable shareholders’ meeting will need to obtain a proxy form from the institution that holds their shares.

Q:	When and where are the Columbia special meeting and the West Coast special meeting?

A:	The special meeting of Columbia shareholders will be held at Columbia’s corporate headquarters, located at 1301 “A” Street, Suite 800, Tacoma, Washington, at 10:00 a.m., local time, on March 18, 2013. All shareholders of Columbia as of the Columbia record date, or their duly appointed proxies, may attend the Columbia special meeting.

The special meeting of West Coast shareholders will be held at The Meadows Conference Room, 5300 Meadows Road, Lake Oswego, Oregon 97035 at 8:30 a.m. local time, on March 18, 2013. All shareholders of West Coast as of the West Coast record date, or their duly appointed proxies, may attend the West Coast special meeting.

Q:	If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank or broker. Please note that you may not vote shares held in street name by returning a proxy card directly to Columbia or West Coast or by voting in person at your meeting unless you provide a “legal proxy,” which you must obtain from your bank or broker.

Brokers or other nominees who hold shares in street name for a beneficial owner typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers or other nominees are not allowed to exercise their voting discretion on matters that are determined to be “non-routine” without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are represented at the applicable shareholders meeting but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker or other nominee does not have discretionary voting power on such proposal.

If you are a Columbia shareholder and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee may not vote your shares on the Share Issuance proposal , which broker non-votes will have no effect on the vote on this proposal. Your broker or other nominee may not vote your shares on the Columbia Adjournment proposal, which broker non-votes will have the same effect as a vote “AGAINST” this proposal.

If you are a West Coast shareholder and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee may not vote your shares on the Merger proposal or the West Coast Adjournment Proposal, which broker non-votes will have the same effect as a vote “AGAINST” these proposals. Your broker or other nominee may not vote your shares on the Merger-Related Named Executive Officer Compensation proposal, which broker non-votes will have no effect on the vote on this proposal.

Q:	What vote is required to approve each proposal to be considered at the Columbia special meeting?

A:	Approval of the Share Issuance proposal requires the affirmative vote of at least a majority of the shares of Columbia voting on the proposal, provided that a quorum is present at the Columbia special meeting.

The Columbia Adjournment proposal will be approved if a majority of the shares represented at the Columbia special meeting, even if less than a quorum, are voted in favor of the proposal.

As of the last practicable trading date prior to the date of this document, Columbia’s directors, executive officers and their affiliates collectively had the right to vote approximately 1.86% of the Columbia common stock outstanding and entitled to vote at the Columbia special meeting. Columbia’s directors have entered into a Voting Agreement with respect to the Columbia shares they own, pursuant to which they have agreed to vote such shares in favor of the proposals to be considered at the Columbia special meeting.

Q:	What vote is required to approve each proposal to be considered at the West Coast special meeting?

A:	The affirmative vote of a majority of the shares of West Coast common stock outstanding as of the West Coast record date and entitled to vote at the West Coast special meeting is required to approve the Merger proposal.

The Merger-Related Named Executive Officer Compensation proposal will be approved, on an advisory (non-binding) basis, if the votes cast in favor of the proposal exceed the votes cast against it.

The West Coast Adjournment proposal will be approved if a majority of the shares of West Coast common stock present at the special meeting, in person or by proxy, are voted in favor of the proposal.

As of the last practicable trading date prior to the date of this document, West Coast’s directors, executive officers and their affiliates, (including the Principal Shareholders, as defined elsewhere in this document) collectively had the right to vote approximately 22% of the West Coast common stock outstanding and entitled to vote at the West Coast special meeting. West Coast’s directors (or their affiliates) have entered into voting agreements with respect to the West Coast shares they own, pursuant to which they have agreed to vote such shares in favor of the proposals to be considered at the West Coast special meeting.

Q:	What if I abstain from voting or do not vote?

A:	For the purposes of the Columbia special meeting, an abstention, which occurs when a Columbia shareholder attends the Columbia special meeting, either in person or by proxy, but abstains from voting, will have no effect on the outcome of the Share Issuance proposal. An abstention will have the same effect as a vote “AGAINST” the Columbia Adjournment proposal.

For the purposes of the West Coast special meeting, an abstention, which occurs when a West Coast shareholder attends the West Coast special meeting, either in person or by proxy, but abstains from voting, will have the same effect as a vote “AGAINST” the Merger proposal and the West Coast Adjournment proposal but will have no effect on the Merger-Related Named Executive Compensation proposal.

Q:	What if I hold stock of both Columbia and West Coast?

A:	If you hold shares of both Columbia and West Coast, you will receive two separate packages of proxy materials. A vote as a West Coast shareholder for the Merger proposal or the other proposals to be considered at the West Coast special meeting will not constitute a vote as a Columbia shareholder for the Share Issuance proposal or the other proposals to be considered at the Columbia special meeting, and vice versa. Therefore, please sign, date and return all proxy cards that you receive, whether from Columbia or West Coast, or submit separate proxies as both a Columbia shareholder and a West Coast shareholder by Internet or telephone.

Q:	What if I hold both shares of West Coast common stock and either shares of Series B Preferred Stock or Class C Warrants?

A:	If you hold shares of West Coast Series B Preferred Stock and/or Class C Warrants as well as shares of West Coast common stock, you will receive separate election statements with respect to your shares of West Coast common stock, Series B Preferred Stock, and Class C Warrants. If you fail to submit an election statement with respect to either your West Coast common stock, Series B Preferred Stock, or Class C Warrants to the exchange agent prior to the election deadline, then you will be deemed to have made no election with respect to your West Coast common stock, Series B Preferred Stock, or Class C Warrants, as the case may be.

Q:	May I change my vote or revoke my proxy after I have delivered my proxy or voting instruction card?

A:	Yes. You may change your vote at any time before your proxy is voted at the applicable meeting. You may do this in one of four ways:

•	by sending a notice of revocation to the corporate secretary of Columbia or West Coast, as applicable;

•	by sending a completed proxy card bearing a later date than your original proxy card;

•

by logging onto the website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so, and following the instructions on the proxy card; or

•

by attending the applicable meeting and voting in person if your shares are registered in your name rather than in the name of a broker, bank or other nominee; however, your attendance alone will not revoke any proxy.

If you choose either of the first two methods, you must take the described action (and, in the case of the second method, your proxy card must be received) no later than the beginning of the applicable meeting. If you choose the third method, you must take the described action no later than 11:59 p.m. Eastern Time on the day before the applicable meeting (three business days before the special meeting, for participants in West Coast’s 401(k) Plan).

If your shares are held in an account at a broker or other nominee, you should contact your broker or other nominee to change your vote.

Q:	What happens if I sell my shares after the applicable record date but before the applicable meeting?

A:	The applicable record date for the Columbia special meeting or the West Coast special meeting, as the case may be, is earlier than both the date of such meetings and the date that the merger is expected to be completed. If you transfer your Columbia common stock or West Coast common stock after the applicable record date but before the date of the applicable meeting, you will retain your right to vote at the applicable meeting (provided that such shares remain outstanding on the date of the applicable meeting), but if you are a West Coast shareholder you will not have the right to receive any merger consideration for the transferred shares. You will only be entitled to receive the merger consideration in respect of shares that you hold at the effective time of the merger.

Q:	What do I do if I receive more than one joint proxy statement/prospectus or set of voting instructions?

A:	If you hold shares directly as a record holder and also in “street name,” or otherwise through a nominee, you may receive more than one joint proxy statement/prospectus and/or set of voting instructions relating to the applicable meeting. These should each be voted or returned separately to ensure that all of your shares are voted.

Q:	What are the federal income tax consequences of the merger?

A:	The obligation of Columbia and West Coast to complete the merger is conditioned upon the receipt of legal opinions from their respective counsel to the effect that the mergers, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In addition, in connection with the filing of the registration statement of which this document is a part, each of Graham & Dunn, PC and Wachtell, Lipton, Rosen & Katz has delivered an opinion to Columbia and West Coast, respectively, to the same effect.

The specific tax consequences of the merger to a West Coast shareholder will depend upon the form of consideration such West Coast shareholder receives in the merger. Accordingly, and on the basis of the opinions delivered in connection herewith:

•

If you receive solely shares of Columbia common stock and cash instead of a fractional share of Columbia common stock in exchange for your West Coast common stock, then you generally will not recognize any gain or loss, except with respect to the cash received instead of a fractional share of Columbia common stock.

•

If you receive solely cash, then you generally will recognize gain or loss equal to the difference between the amount of cash you receive and your cost basis in your West Coast common stock. Generally, any gain recognized upon the exchange will be capital gain, and any such capital gain will be long-term capital gain if you have established a holding period of more than one year for your shares of West Coast common stock.

•

If you receive a combination of Columbia common stock and cash, other than cash instead of a fractional share of Columbia common stock, in exchange for your West Coast common stock, then you may recognize gain, but you will not recognize loss, upon the exchange of your shares of West Coast common stock for shares of Columbia common stock and cash. If the sum of the fair market value of the Columbia common stock and the amount of cash you receive in exchange for your shares of West Coast common stock exceeds the cost basis of your shares of West Coast common stock, you will recognize taxable gain equal to the lesser of the amount of such excess or the amount of cash you receive in the exchange. Generally, any gain recognized upon the exchange will be capital gain, and any such capital gain will be long-term capital gain if you have established a holding period of more than one year for your shares of West Coast common stock. Depending on certain facts specific to you, any gain could instead be characterized as ordinary dividend income.

For a more detailed discussion of the material United States federal income tax consequences of the transaction, see “Material United States Federal Income Tax Consequences of the Merger” beginning on page 109.

The consequences of the merger to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the merger.

Q:	Do I have appraisal or dissenters’ rights?

A:	Under applicable Washington and Oregon law, respectively, neither Columbia nor West Coast shareholders are currently expected to be entitled to exercise any dissenters’ rights in connection with the merger or any of the proposals being presented to them. Under Oregon law, West Coast shareholders will not be entitled to dissenters’ rights if their shares are registered on a national securities exchange, as West Coast shares currently are, on the record date for the West Coast special meeting. If for any reason West Coast’s common stock is not registered on a national securities exchange on the West Coast special meeting record date, then Oregon law would provide for dissenters’ rights of appraisal. See “The Merger—Dissenting Shares.”

Q: Should I send in my stock certificates now?

A:	No. Please do not send your stock certificates with your proxy card. West Coast shareholders should follow the instructions provided with the election statement that they will receive from the exchange agent regarding how and when to surrender their stock certificates.

If you are a holder of West Coast common stock, you will receive written instructions from American Stock Transfer & Trust Co., the exchange agent, after the merger is completed on how to exchange your stock certificates for Columbia common stock.

Columbia shareholders will not be required to exchange or take any other action regarding their stock certificates in connection with the merger. Columbia shareholders holding stock certificates should keep their stock certificates both now and after the merger is completed.

Q:	Whom should I contact if I have any questions about the proxy materials or the meetings?

A:	If you have any questions about the merger or any of the proposals to be considered at the Columbia special meeting or the West Coast special meeting, need assistance in submitting your proxy or voting your shares or need additional copies of this joint proxy statement/prospectus or the enclosed proxy card, you should contact Columbia or West Coast or West Coast’s proxy solicitor, Morrow & Co., LLC 470 West Avenue, Stamford CT 06902, toll free at 800-662-5200 (banks and brokers can call collect at 203-658-9400), as applicable.

SUMMARY

This summary highlights selected information from this document. It may not contain all of the information that is important to you. We urge you to carefully read the entire document and the other documents to which we refer you in order to fully understand the merger and the related transactions. See “Where You Can Find More Information” included elsewhere in this joint proxy statement/prospectus. Each item in this summary refers to the page of this joint proxy statement/prospectus on which that subject is discussed in more detail.

The Companies (pages 125 and 130)

Columbia

Headquartered in Tacoma, Washington, Columbia Banking System, Inc. is the holding company of Columbia State Bank, a Washington state-chartered full service commercial bank with deposits insured by the Federal Deposit Insurance Corporation (“FDIC”). At September 30, 2012, Columbia had 101 banking offices, including 76 branches in Washington State and 25 branches in Oregon. Columbia State Bank does business under the Bank of Astoria name in Astoria, Warrenton, Seaside, Cannon Beach, Manzanita and Tillamook in Oregon. At September 30, 2012, Columbia had total assets of approximately $4.90 billion, total net loans receivable and loans held for sale of approximately $2.86 billion, total deposits of approximately $3.94 billion and approximately $762.0 million in shareholders’ equity.

Columbia’s stock is traded on the Nasdaq Global Select Market under the symbol “COLB”.

Columbia’s principal office is located at 1301 “A” Street, Tacoma, Washington 98402, and its telephone number at that location is (253) 305-1900. Columbia’s internet address is www.columbiabank.com. Additional information about Columbia is included under “Information Concerning Columbia” and “Where You Can Find More Information” included elsewhere in this joint proxy statement/prospectus.

West Coast

West Coast Bancorp is a bank holding company headquartered in Lake Oswego, Oregon. West Coast’s principal business activities are conducted through its full-service, commercial bank subsidiary, West Coast Bank, an Oregon state-chartered bank with deposits insured by the FDIC. At September 30, 2012, West Coast Bank had facilities in 41 cities and towns in western Oregon and southwestern Washington, operating a total of 55 full-service and three limited-service branches and a Small Business Administration lending office in Vancouver, Washington. West Coast also owns West Coast Trust Company, Inc. an Oregon trust company that provides agency, fiduciary and other related trust services with offices in Portland and Salem, Oregon. At September 30, 2012, West Coast had total assets of approximately $2.48 billion, total net loans of approximately $1.46 billion, total deposits of approximately $1.93 billion, and approximately $336.0 million in shareholders’ equity.

West Coast’s stock is traded on the Nasdaq Global Select Market under the symbol “WCBO.”

West Coast’s principal office is located at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, and its telephone number at that location is (503) 684-0884. West Coast’s internet address is www.wcb.com. Additional information about West Coast is included under “Information Concerning West Coast” and “Where You Can Find More Information” included elsewhere in this joint proxy statement/prospectus.

Merger Sub

A corporation (“Merger Sub” or “Sub”) will be formed prior to the closing of the merger, and will be a wholly owned subsidiary of Columbia. Merger Sub will not conduct any activities other than those incidental to its formation and the matters contemplated by the merger agreement.

The Merger (page 43)

Both the Columbia and West Coast boards of directors have approved and adopted the merger agreement, which provides that, subject to the terms and conditions of the merger agreement and in accordance with Washington law, upon completion of the merger, Merger Sub will merge with and into West Coast, with West Coast being the surviving corporation in the merger and a wholly owned subsidiary of Columbia. This transaction is referred to in this joint proxy statement/prospectus as the “merger.” As soon as reasonably practicable following the merger and as part of a single integrated transaction, the surviving corporation will be merged with and into Columbia.

Under the terms of the merger agreement, West Coast shareholders will receive their pro rata share (taking into account Class C Warrants and in-the-money stock options on an as-exercised basis and shares of common stock issuable upon conversion of Series B Preferred Stock (including shares of Series B Preferred Stock issuable upon exercise of Class C Warrants)) of the total consideration, which consists of $264,468,650 in cash (subject to adjustment in certain circumstances) plus the product of 12,809,525 shares of Columbia common stock multiplied by the volume weighted average price of Columbia common stock for the twenty trading day period beginning on the twenty fifth day before the effective time of the merger (the “Purchaser Average Closing Price”). West Coast shareholders may elect to receive either cash, stock or a unit consisting of a mix of cash and stock. However, because the total amount of cash and stock to be issued by Columbia is fixed, West Coast shareholders may receive a combination of cash and stock that differs from their election if too many West Coast shareholders elect one form of consideration over the other. The following table sets forth information concerning the approximate aggregate and per share consideration that would be payable in the merger based on different hypothetical Purchaser Average Closing Prices. The table does not reflect the fact that cash will be paid instead of fractional shares, and does not account for any adjustments that may be made to the total cash amount in certain circumstances. Certain terms used in the table are explained or defined elsewhere in this joint proxy statement/prospectus. See “The Merger” beginning on page 43.

	Purchaser Average Closing Price	Total Stock Consideration (in millions)	Total Cash Amount (in millions)	Aggregate Consideration (in millions)	Per Share Consideration
	$17.00	$217.8	$264.5	$482.2	$22.05
	$17.25	$221.0	$264.5	$485.4	$22.19
	$17.50	$224.2	$264.5	$488.6	$22.33
	$17.75	$227.4	$264.5	$491.8	$22.47
	$18.00	$230.6	$264.5	$495.0	$22.61
	$18.25	$233.8	$264.5	$498.2	$22.75
	$18.50	$237.0	$264.5	$501.4	$22.89
	$18.75	$240.2	$264.5	$504.6	$23.03
As of 9/25/12	$18.85	$241.5	$264.5	$505.9	$23.08
	$19.00	$243.4	$264.5	$507.8	$23.17
	$19.25	$246.6	$264.5	$511.1	$23.31
	$19.50	$249.8	$264.5	$514.3	$23.44
	$19.75	$253.0	$264.5	$517.5	$23.58
	$20.00	$256.2	$264.5	$520.7	$23.72
	$20.25	$259.4	$264.5	$523.9	$23.86
	$20.50	$262.6	$264.5	$527.1	$24.00
	$20.75	$265.8	$264.5	$530.3	$24.14
	$21.00	$269.0	$264.5	$533.5	$24.28
	$21.25	$272.2	$264.5	$536.7	$24.42
	$21.50	$275.4	$264.5	$539.9	$24.56
	$21.75	$278.6	$264.5	$543.1	$24.70
	$22.00	$281.8	$264.5	$546.3	$24.84
	$22.25	$285.0	$264.5	$549.5	$24.98
	$22.50	$288.2	$264.5	$552.7	$25.12
	$22.75	$291.4	$264.5	$555.9	$25.26
	$23.00	$294.6	$264.5	$559.1	$25.39

Columbia and West Coast expect the mergers, taken together, to be a tax-free transaction for West Coast shareholders, to the extent they receive Columbia common stock for their shares of West Coast common stock.

See “Material United States Federal Income Tax Consequences of the Merger.”

Based on the 12,809,525 fixed shares issued by Columbia to West Coast shareholders, after completion of the merger, West Coast shareholders would own approximately 24% of Columbia’s common stock (including shares of Columbia common stock issuable upon conversion of Series B Preferred Stock and the exercise of Class C Warrants, and ignoring any shares of Columbia common stock they may already own).

Recommendation of the Columbia Board of Directors (page 77)

Columbia’s board of directors recommends that holders of Columbia common stock vote “FOR” the Shares Issuance proposal and “FOR” the Columbia Adjournment proposal.

For further discussion of Columbia’s reasons for the merger and the recommendations of Columbia’s board of directors, see “The Merger—Background of the Merger” and “The Merger—Columbia’s Reasons for the Merger and Recommendation of Columbia’s Board of Directors.”

Recommendation of the West Coast Board of Directors (page 56)

West Coast’s board of directors recommends that holders of West Coast common stock vote “FOR” the Merger proposal, “FOR” the Merger-Related Named Executive Officer Compensation proposal, and “FOR” the West Coast Adjournment proposal.

For further discussion of West Coast’s reasons for the merger and the recommendations of West Coast’s board of directors, see “The Merger—Background of the Merger” and “The Merger—West Coast’s Reasons for the Merger and Recommendation of West Coast’s Board of Directors.”

Opinion of Columbia’s Financial Advisor (page 79)

On September 24, 2012, Keefe, Bruyette & Woods (“KBW”), Columbia’s financial advisor in connection with the merger, rendered an oral opinion to Columbia’s board of directors, which was subsequently confirmed in a written opinion dated September 25, 2012 that, as of such date and subject to and based on the qualifications and assumptions set forth in its written opinion, the aggregate consideration to be paid by Columbia pursuant to the merger agreement was fair to Columbia from a financial point of view.

The full text of KBW’s opinion, dated September 25, 2012, is attached as Appendix B to this joint proxy statement/prospectus. You should read the opinion in its entirety for a discussion of, among other things, the assumptions made, procedures followed, matters considered and any limitations on the review undertaken by KBW in rendering its opinion.

KBW’s opinion is addressed to Columbia’s board of directors and the opinion is not a recommendation as to how any Columbia shareholder should vote with respect to the Share Issuance proposal or any other matter or as to any action that a shareholder should take with respect to the merger.

The opinion addresses only the fairness of the aggregate consideration to be paid by Columbia from a financial point of view and does not address the merits of the underlying decision by Columbia to enter into the merger agreement, the merits of the merger as compared to other alternatives potentially available to Columbia or the relative effects of any alternative transaction in which Columbia might engage. KBW will receive a fee for its services, portions of which have been paid, and a significant portion of which will be payable upon consummation of the merger.

For further information, see “The Merger—Opinion of Columbia’s Financial Advisor.”

Opinion of West Coast’s Financial Advisor (page 58)

On September 25, 2012, Sandler, O’Neill + Partners, L.P. (“Sandler O’Neill”), West Coast’s financial advisor in connection with the merger, delivered an oral opinion to West Coast’s board of directors, which was subsequently confirmed in a written opinion dated September 25, 2012, that, as of such date and based upon and subject to the qualifications and assumptions set forth in its written opinion, the per share consideration to be paid by Columbia pursuant to the merger agreement was fair to the holders of West Coast common stock from a financial point of view.

The full text of Sandler O’Neill’s opinion, dated September 25, 2012, is attached as Appendix C to this joint proxy statement/prospectus. You should read the opinion in its entirety for a discussion of, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering its opinion.

Sandler O’Neill’s opinion was directed to West Coast’s board of directors and is directed only to the fairness of the per share consideration to the holders of West Coast’s common stock from a financial point of view. It does not address the underlying business decision of West Coast to engage in the merger or any other aspect of the merger and is not a recommendation to any holder of West Coast common stock as to how such holder of West Coast common stock should vote at the special meeting with respect to the merger or any other matter. Pursuant to an engagement letter between West Coast and Sandler O’Neill, Sandler O’Neill will receive a fee for its services, a substantial portion of which will be payable upon consummation of the merger.

For further information, see “The Merger—Opinion of West Coast’s Financial Advisor.”

Interests of West Coast Directors and Executive Officers in the Merger (page 85)

In considering the recommendations of the board of directors of West Coast, West Coast shareholders should be aware that certain directors and executive officers of West Coast have interests in the merger that may differ from, or may be in addition to, the interests of West Coast shareholders generally. The board of directors of West Coast was aware of these interests and considered them, among other matters, when it adopted the merger agreement and in making its recommendations that the West Coast shareholders approve the Merger proposal. These interests include:

•

In accordance with the merger agreement, one of the directors of West Coast will be recommended to serve on Columbia’s board of directors and the board of directors of Columbia State Bank following the merger;

•

Certain of West Coast’s executive officers are party to change in control agreements that provide severance and other benefits following a change in control of West Coast in connection with a qualifying termination of employment and if such termination of employment occurred immediately following the merger, the executive officers with change in control agreements with West Coast would be entitled to receive severance payments and benefits equal to $3,752,966 for the five executive officers who are party to a change in control agreement and excise tax gross-ups for Mr. Sznewajs of $835,255, Mr. Giltvedt of $370,630 and Mr. Bygland of $302,271.

•

Hadley Robbins and Xandra McKeown, both of whom are executive officers of West Coast, entered into employment agreements with Columbia (replacing existing change in control agreements with West Coast) that become effective upon the completion of the merger and pursuant to such employment agreements, if their employment is terminated (in a qualifying termination of employment) immediately following the effective time of the merger, they would be entitled to severance payments and benefits equal to $560,427 and $569,137 respectively, with Mr. Robbins also being entitled to a 280G excise tax gross-up that is equal to $438,998;

•

Accelerated vesting of restricted shares of West Coast common stock held by West Coast’s executive officers and non-employee directors with a total aggregate value (based on the average closing price of West Coast common stock over the first five business days following the public announcement of the merger) equal to approximately $955,000;

•

Accelerated vesting and, in most instances, payment of the supplemental executive retirement plans entered into with certain West Coast executive officers, with an aggregate acceleration value of $867,222 for all of the West Coast executive officers who participate in the supplemental executive retirement plan; and

•	West Coast directors and officers are entitled to continued indemnification and insurance coverage under the merger agreement.

For a more complete description of the interests of West Coast directors and executive officers in the merger, see “The Merger—Interests of West Coast’s Directors and Executive Officers in the Merger.”

No Appraisal Rights (page 51)

We do not expect that shareholders of Columbia or West Coast will have appraisal or dissenters’ rights in connection with any of the proposals to be voted upon at the respective special meetings. Under Oregon law, West Coast shareholders will not be entitled to dissenters’ rights if their shares are registered on a national securities exchange on the record date for the West Coast special meeting. Because shares of West Coast common stock are currently registered on a national securities exchange, and we expect them to continue to be so registered until the completion of the merger, we do not expect that holders of West Coast common stock will be entitled to dissenters’ rights under Oregon law. If for any reason West Coast’s common stock is not registered on a national securities exchange on the West Coast special meeting record date, then Oregon law would provide for dissenters’ rights of appraisal. For more information on dissenters’ rights, see “The Merger—Dissenting Shares.”

Regulatory Matters (page 52)

Each of Columbia and West Coast has agreed to use its reasonable best efforts to obtain all regulatory approvals required to complete the merger and the other transactions contemplated by the merger agreement. These approvals include approval from the Federal Reserve Board and the Oregon Department of Consumer and Business Services, among others. Columbia and West Coast have filed, or are in the process of filing, applications and notifications to obtain these regulatory approvals. There can be no assurances that such approvals will be received on a timely basis, or as to the ability of Columbia and West Coast to obtain the approvals on satisfactory terms or the absence of litigation challenging such approvals. See “The Merger—Regulatory Approvals Required for the Merger.”

Conditions to Completion of the Merger (page 101)

Currently, Columbia and West Coast expect to complete the merger by the end of the first quarter of 2013. As more fully described in this joint proxy statement/prospectus and in the merger agreement, the completion of the merger depends on a number of conditions being satisfied or, where legally permissible, waived. We cannot provide assurance as to when or if all of the conditions to the merger can or will be satisfied or waived by the appropriate party.

Termination of the Merger Agreement (page 102)

The merger agreement can be terminated at any time prior to completion of the merger by mutual consent, or by either party in the following circumstances:

•

a governmental entity that must grant a required regulatory approval has denied approval and such denial has become final and non-appealable, or an injunction or legal prohibition against the transaction becomes final and non-appealable;

•

the merger has not been consummated by July 1, 2013, or under certain circumstances, October 1, 2013 (unless the failure of the closing to occur by such date is due to the failure of the party seeking to terminate the merger agreement to perform or observe its covenants and agreements);

•

the other party breaches any of its covenants or agreements or representations or warranties under the merger agreement in a manner that would cause the closing conditions not to be satisfied and which is not cured within 30 days following written notice to the party committing the breach, or the breach, by its nature, cannot be cured within such time (provided that the terminating party is not then in material breach of any representation, warranty, covenant, or other agreement contained in the merger agreement); or

•

either Columbia’s shareholders or West Coast’s shareholders fail to approve the Share Issuance proposal or the Merger proposal, respectively, provided that the failure to obtain such shareholder approval was not caused by the terminating party’s material breach of any of its obligations under the merger agreement.

The merger agreement may be terminated by Columbia if West Coast’s board of directors submits the merger agreement to its shareholders without a recommendation for approval, or withdraws or materially and adversely modifies its recommendation with respect to the merger agreement or recommends a Company Acquisition Proposal (as defined in the merger agreement) other than the merger.

The merger agreement may be terminated by West Coast in order to enter into a definitive agreement providing for a Company Superior Proposal (as defined in the merger agreement).

The merger agreement may be terminated by West Coast, in the event that (1) the Purchaser Average Closing Price is less than $15.55, and (2) the number obtained by dividing the Purchaser Average Closing Price by $18.85 is less than the number obtained by (i) dividing the average closing price of the Keefe Bruyette & Woods Regional Banking Index during the twenty day period ending on the date that is five business days prior to the closing date of the merger by $57.31 and then (ii) multiplying the quotient so obtained by 0.825, provided that Columbia may elect to adjust the merger consideration by increasing the total cash amount dollar for dollar by the amount of the difference between (A) the product of 12,809,525 multiplied by $15.55 and (B) the total stock consideration.

Expenses and Termination Fees (page 102)

Expenses

Except for the registration fee and other fees paid to the SEC in connection with the merger, which will be paid by Columbia, and the termination fees, all fees and expenses incurred in connection with the merger (including the costs and expense of printing and mailing this joint proxy statement/prospectus) will be paid by the party incurring such fees or expenses.

West Coast Termination Fee

West Coast is required to pay Columbia a termination fee of $20,000,000 if:

(i)	the merger agreement is terminated by West Coast in order to enter into a definitive agreement providing for a Company Superior Proposal; or

(ii)	prior to the time West Coast shareholders have approved the merger agreement, any person makes a Company Acquisition Proposal which proposal has been publicly announced, disclosed or proposed and not withdrawn, and the merger agreement is subsequently terminated:

•

by either party because the merger agreement has not been consummated by July 1, 2013 (or October 1, 2013, if extended in certain circumstances), without the approval by West Coast’s shareholders of the merger agreement having been obtained, and such failure to obtain shareholder approval is the only condition to closing that is unsatisfied;

•	by either party because West Coast’s shareholders fail to approve the merger agreement at the West Coast special meeting or any adjournment thereof;

•

by Columbia for West Coast’s breach of any of its covenants or agreements under the merger agreement in a manner that would cause the closing conditions not to be satisfied and which is not cured during the applicable cure period; or

•

by Columbia because West Coast or the board of directors of West Coast submits the merger agreement to its shareholders without a recommendation for approval, or otherwise withdraws or materially and adversely modifies its recommendation, or recommends to its shareholders a Company Acquisition Proposal other than the merger;

and (in the case of clause (ii)), within 12 months after such termination for any of the reasons listed above, a Company Acquisition Proposal (substituting 100% for 24.9% in the definition of such term) is consummated or a definitive agreement with respect thereto is entered into.

Columbia Termination Fee

Columbia will be required to pay West Coast a termination fee of $5,000,000 if the merger agreement is terminated:

•	by either party because Columbia’s shareholders fail to approve the share issuance proposal at the Columbia special meeting or any adjournment thereof; or

•

by either party if a required regulatory approval has been denied and such denial has become final and non-appealable or an injunction or legal prohibition has become final and non-appealable (as described above), or the merger is not consummated on or before July 1, 2013 (or October 1, 2013, if extended in certain circumstances) and at the time of such termination the required regulatory approvals have not been obtained, in each case for reasons solely attributable to Columbia.

Matters to Be Considered at the Meetings (pages 125 and 130)

Columbia

Columbia shareholders will be asked to vote on the following proposals:

•	to approve the issuance of shares of Columbia common stock in connection with the merger (the “Share Issuance” proposal); and

•

to approve one or more adjournments of the Columbia special meeting, if necessary or appropriate, including adjournments to solicit additional proxies in favor of the Share Issuance proposal (the “Columbia Adjournment” proposal).

Approval of the Share Issuance Proposal is Required for the Completion of the Merger.

The Columbia board of directors recommends that Columbia shareholders vote “FOR” the proposals set forth above. For further discussion of the Columbia special meeting, see “Columbia Special Meeting of Shareholders.”

West Coast

West Coast shareholders will be asked to vote on the following proposals:

•	to approve the merger agreement (the “Merger” proposal);

•

to approve, on a non-binding, advisory basis, the compensation to be paid to West Coast’s named executive officers that is based on or otherwise relates to the merger (the “Merger-Related Named Executive Officer Compensation” proposal); and

•

to approve one or more adjournments of the West Coast special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger proposal (the “West Coast Adjournment” proposal).

Approval of the Merger Proposal is Required for the Completion of the Merger.

The West Coast board of directors recommends that West Coast shareholders vote “FOR” the proposals set forth above. For further discussion of the West Coast special meeting, see “West Coast Special Meeting of Shareholders.”

Rights of West Coast Shareholders Will Change as a Result of the Merger (page 116)

The rights of West Coast shareholders are governed by Oregon law and by West Coast’s articles of incorporation and bylaws. The rights of Columbia shareholders are governed by Washington law and by Columbia’s articles of incorporation and bylaws. Upon the completion of the merger, there will no longer be any publicly held shares of West Coast common stock. West Coast shareholders will no longer have any direct interest in West Coast. Those West Coast shareholders receiving shares of Columbia common stock as merger consideration will only participate in the combined company’s future earnings and potential growth through their ownership of Columbia common stock. All of the other incidents of direct stock ownership in West Coast will be extinguished upon completion of the merger. The rights of former West Coast shareholders that become Columbia shareholders will be governed by Washington law and Columbia’s articles of incorporation and bylaws. Therefore, West Coast shareholders that receive Columbia common stock in the merger will have different rights once they become Columbia shareholders. See “Comparison of Rights of Holders of West Coast Common Stock and Columbia Common Stock.”

Litigation Related to the Merger (page 107)

Certain litigation is pending in connection with the merger. See “Litigation Related to the Merger” beginning on page 107.

RISK FACTORS

In addition to the other information contained in or incorporated by reference into this document, including Columbia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and West Coast’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and the matters addressed under the caption “Cautionary Note Regarding Forward-Looking Statements,” West Coast shareholders should consider the matters described below carefully in determining whether to vote to approve the merger agreement and the transactions contemplated by the merger agreement, and Columbia shareholders should consider the matters described below carefully in determining whether to vote to approve the issuance of shares of Columbia common stock in the merger.

Risk Factors Relating to the Merger

Because the market price of Columbia common stock may fluctuate, you cannot be sure of the value of the merger consideration that you will receive.

Upon completion of the merger, each share of West Coast common stock (other than certain shares owned by West Coast, Columbia or their wholly-owned subsidiaries) will be converted into the right to receive merger consideration consisting of shares of Columbia common stock or cash, or a unit consisting of a mix of Columbia common stock and cash, pursuant to the terms of the merger agreement. The value of the merger consideration to be received by West Coast shareholders will be based on the volume weighted average price of Columbia common stock during the twenty trading day period beginning on the twenty fifth day before the effective time of the merger. This average price may vary from the closing price of Columbia common stock on the date we announced the merger, on the date that this document was mailed to Columbia shareholders and West Coast shareholders, and on the date of the meetings of the Columbia and West Coast shareholders. Any change in the market price of Columbia common stock prior to completion of the merger will affect the value of the merger consideration that West Coast shareholders will receive upon completion of the merger. Accordingly, at the time of the West Coast special meeting and prior to the election deadline, West Coast shareholders will not know or be able to calculate the amount of the cash consideration they would receive or the exchange ratio used to determine the number of any shares of Columbia common stock they would receive upon completion of the merger. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in our respective businesses, operations and prospects, and regulatory considerations, among other things. Many of these factors are beyond the control of Columbia and West Coast. West Coast shareholders should obtain current market quotations for shares of Columbia common stock before voting their shares at the West Coast special meeting.

West Coast shareholders may receive a form of consideration different from what they elect.

Although each West Coast shareholder may elect to receive all cash or all Columbia common stock in the merger, or a unit consisting of a mix of cash and stock, the pools of cash and Columbia common stock to be paid in the merger are fixed. As a result, if either the aggregate cash or stock elections exceed the maximum available, and you choose the consideration election that exceeds the maximum available, some or all of your consideration may be in a form that you did not choose.

We may fail to realize all of the anticipated benefits of the merger.

The success of the merger will depend, in part, on our ability to successfully combine the Columbia and West Coast organizations. If we are not able to achieve this objective, the anticipated benefits of the merger may not be realized fully or at all or may take longer than expected to be realized.

Columbia and West Coast have operated and, until the completion of the merger, will continue to operate, independently. It is possible that the integration process or other factors could result in the loss or departure of key employees, the disruption of the ongoing business of West Coast or inconsistencies in standards, controls, procedures and policies. It is also possible that clients, customers, depositors and counterparties of West Coast could choose to discontinue their relationships with the combined company post-merger because they prefer doing business with an independent company or for any other reason, which would adversely affect the future performance of the combined company. These transition matters could have an adverse effect on each of Columbia and West Coast during the pre-merger period and for an undetermined time after the completion of the merger.

The results of operations of Columbia after the merger may be affected by factors different from those currently affecting the results of operations of Columbia and West Coast.

The businesses of Columbia and West Coast differ in certain respects and, accordingly, the results of operations of the combined company and the market price of the combined company’s common stock may be affected by factors different from those currently affecting the independent results of operations of Columbia and West Coast. For a discussion of the business of Columbia and certain factors to be considered in connection with Columbia’s business, see “Information Concerning Columbia” and the documents incorporated by reference in this document and referred to under “Where You Can Find More Information”. For a discussion of the business of West Coast and certain factors to be considered in connection with West Coast’s business, see “Information Concerning West Coast” and the documents incorporated by reference in this document and referred to under “Where You Can Find More Information”.

The merger agreement limits West Coast’s ability to pursue an alternative transaction and requires West Coast to pay a termination fee of $20,000,000 under certain circumstances relating to alternative acquisition proposals.

The merger agreement prohibits West Coast from soliciting, initiating, encouraging or knowingly facilitating certain alternative acquisition proposals with any third party, subject to exceptions set forth in the merger agreement. See “The Merger Agreement—No Solicitation” included elsewhere in this joint proxy statement/prospectus. The merger agreement also provides for the payment by West Coast to Columbia of a termination fee of $20,000,000 in the event that the merger agreement is terminated in certain circumstances, involving, among others, certain changes in the recommendation of West Coast’s board of directors, a failure of West Coast’s shareholders to approve the merger agreement or the termination of the merger agreement in certain circumstances followed by an acquisition of West Coast by a third party. These provisions may discourage a potential competing acquiror that might have an interest in acquiring West Coast from considering or proposing such an acquisition. It should be noted, however, that the failure of West Coast shareholders to approve the merger agreement will not in and of itself trigger West Coast’s obligation to pay the termination fee, unless other factors, including a third-party acquisition proposal for West Coast made prior to the West Coast special meeting, also exist. See “The Merger Agreement—Termination; Termination Fee” included elsewhere in this joint proxy statement/prospectus.

The fairness opinions that Columbia and West Coast have obtained from KBW and Sandler O’Neill, respectively, have not been, and are not expected to be, updated to reflect any changes in circumstances that may have occurred since the signing of the merger agreement.

The fairness opinions issued to Columbia and West Coast by KBW and Sandler O’Neill, which are Columbia’s and West Coast’s respective financial advisors, regarding the fairness, from a financial point of view, of the consideration to be paid in connection with the merger, speak only as of September 25, 2012. Changes in the operations and prospects of Columbia or West Coast, general market and economic conditions and other factors which may be beyond the control of Columbia and West Coast, and on which the fairness opinions were based, may have altered the value of Columbia or West Coast or the market prices of shares of Columbia or West Coast as of the date of this document, or may alter such values and market prices by the time the merger is completed. KBW and Sandler O’Neill do not have any obligation to update, revise or reaffirm their respective opinions to reflect subsequent developments, and have not done so. Because West Coast and Columbia do not currently anticipate asking their respective financial advisors to update their opinions, the opinions will not address the fairness of the merger consideration from a financial point of view at the time the merger is completed. West Coast’s board of directors’ recommendation that West Coast shareholders vote “FOR” approval of the merger agreement and Columbia’s Board of Directors’ recommendation that Columbia shareholders vote “FOR” approval of the stock issuance, however, is made as of the date of this document. For a description of the opinions that Columbia and West Coast received from their respective financial advisors, see “Opinion of Columbia Financial Advisor” and “Opinion of West Coast’s Financial Advisor” included elsewhere in this joint proxy statement/prospectus.

The merger is subject to the receipt of consents and approvals from governmental entities that may impose conditions that could have an adverse effect on the combined company following the merger.

Before the merger may be completed, various approvals and consents must be obtained from the Federal Reserve Board, the Oregon Department of Consumer and Business Services and various other securities, antitrust, and other regulatory authorities. These governmental entities may impose conditions on the granting of such approvals and consents. Although Columbia and West Coast do not currently expect that any such material conditions or changes would be imposed, there can be no assurance that they will not be, and such conditions or changes could have the effect of delaying completion of the merger or imposing additional costs or limiting the revenues of the combined company following the merger, any of which might have an adverse effect on the combined company following the merger. In addition, each of Columbia and West Coast has agreed to use its reasonable best efforts to avoid or overcome impediments to completing the merger, including, among other things, making expenditures and incurring costs, raising capital, divesting or otherwise disposing of businesses or assets, and effecting the dissolution, internal merger or consolidation of subsidiaries or enhancing internal controls. Such actions may entail costs and may adversely affect Columbia, West Coast, or the combined company following the merger.

The merger is subject to certain closing conditions that, if not satisfied or waived, will result in the merger not being completed, which may cause the prices of Columbia common stock or West Coast common stock to decline.

The merger is subject to customary conditions to closing, including the receipt of required regulatory approvals and approvals of the Columbia and West Coast shareholders. If any condition to the merger is not satisfied or waived, to the extent permitted by law, the merger will not be completed. In addition, Columbia and West Coast may terminate the merger agreement under certain circumstances even if the merger agreement is approved by West Coast shareholders and the issuance of Columbia common stock in connection with the merger is approved by Columbia shareholders. If Columbia and West Coast do not complete the merger, the trading prices of Columbia common stock or West Coast common stock may decline to the extent that the current prices reflect a market assumption that the merger will be completed. In addition, neither company would realize any of the expected benefits of having completed the merger. If the merger is not completed and West Coast’s board of directors seeks another merger or business combination, West Coast shareholders cannot be certain that West Coast will be able to find a party willing to offer equivalent or more attractive consideration than the consideration Columbia has agreed to provide in the merger. If the merger is not completed, additional risks could materialize, which could materially and adversely affect the business, financial condition and results of Columbia or West Coast. For more information on closing conditions to the merger agreement, see “The Merger Agreement—Conditions to the Merger” included elsewhere in this joint proxy statement/prospectus.

The combined company expects to incur substantial expenses related to the merger.

The combined company expects to incur substantial expenses in connection with completing the merger and combining the business, operations, networks, systems, technologies, policies and procedures of the two companies. Although Columbia and West Coast have assumed that a certain level of transaction and combination expenses would be incurred, there are a number of factors beyond their control that could affect the total amount or the timing of their combination expenses. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. Due to these factors, the transaction and combination expenses associated with the merger could, particularly in the near term, exceed the savings that the combined company expects to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings related to the combination of the businesses following the completion of the merger. As a result of these expenses, both Columbia and West Coast expect to take charges against their earnings before and after the completion of the merger. The charges taken in connection with the merger are expected to be significant, although the aggregate amount and timing of such charges are uncertain at present.

The unaudited pro forma condensed combined financial information included in this document is preliminary and the actual financial condition and results of operations after the merger may differ materially.

The unaudited pro forma condensed combined financial information in this document is presented for illustrative purposes only and is not necessarily indicative of what Columbia’s actual financial condition or results of operations would have been had the merger been completed on the dates indicated. The unaudited pro forma condensed combined financial information reflects adjustments, which are based upon preliminary estimates, to record the West Coast identifiable assets acquired and liabilities assumed at fair value and the resulting goodwill recognized. The purchase price allocation reflected in this document is preliminary, and final allocation of the purchase price will be based upon the actual purchase price and the fair value of the assets and liabilities of West Coast as of the date of the completion of the merger. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this document. For more information, see “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 30.

Shares of Columbia common stock to be received by West Coast shareholders as a result of the merger will have rights different from the shares of West Coast common stock.

Upon completion of the merger, the rights of former West Coast shareholders who receive Columbia common stock in the merger and thereby become Columbia shareholders will be governed by the certificate of incorporation and bylaws of Columbia. The rights associated with West Coast common stock are different from the rights associated with Columbia common stock. In addition, the rights of shareholders under Washington law, where Columbia is organized, may differ from the rights of shareholders under Oregon law, where West Coast is organized. See “Comparison of Rights of Holders of Columbia and West Coast Common Stock” beginning on page 116 for a discussion of the different rights associated with Columbia common stock.

Columbia has various provisions in its articles of incorporation that could impede a takeover of Columbia.

Columbia’s restated articles of incorporation contain provisions providing for, among other things, preferred stock, super majority approval of certain business transactions, and consideration of non-monetary factors in evaluating a takeover offer. Although these provisions were not adopted for the express purpose of preventing or impeding the takeover of Columbia without the approval of the Columbia board of directors, such provisions may have that effect. Such provisions may prevent former West Coast shareholders who receive shares of Columbia common stock in the merger from taking part in a transaction in which such shareholders could realize a premium over the current market price of Columbia common stock. See “Comparison of Rights of Holders of Columbia and West Coast Common Stock,” beginning on page 116.

Certain West Coast directors and officers may have interests in the merger different from the interests of West Coast shareholders.

In considering the recommendations of the board of directors of West Coast, West Coast shareholders should be aware that certain directors and executive officers of West Coast have interests in the merger that may differ from, or may be in addition to, the interests of West Coast shareholders generally. The board of directors of West Coast was aware of these interests and considered them, among other matters, when it adopted the merger agreement and in making its recommendations that the West Coast shareholders approve the Merger proposal. These interests include:

•

In accordance with the merger agreement, one of the directors of West Coast will be recommended to serve on Columbia’s board of directors and the board of directors of Columbia State Bank following the merger;

•

Certain of West Coast’s executive officers are party to change in control agreements that provide severance and other benefits following a change in control of West Coast in connection with a qualifying termination of employment and if such termination of employment occurred immediately following the merger, the executive officers with change in control agreements with West Coast would be entitled to receive severance payments and benefits equal to $3,752,966 for the five executive officers who are party to a change in control agreement and excise tax gross-ups for Mr. Sznewajs of $835,255, Mr. Giltvedt of $370,630 and for Mr. Bygland of $302,271.

•

Hadley Robbins and Xandra McKeown, both of whom are executive officers of West Coast, entered into employment agreements with Columbia (replacing existing change in control agreements with West Coast) that become effective upon the completion of the merger and pursuant to such employment agreements, if their employment is terminated (in a qualifying termination of employment) immediately following the effective time of the merger, they would be entitled to severance payments and benefits equal to $560,427 and $569,137 respectively, with Mr. Robbins also being entitled to a 280G excise tax gross-up that is equal to $438,998;

•

Accelerated vesting of restricted shares of West Coast common stock held by West Coast’s executive officers and non-employee directors with a total aggregate value (based on the average closing price of West Coast common stock over the first five business days following the public announcement of the merger) equal to approximately $955,000;

•

Accelerated vesting and, in most instances, payment of the supplemental executive retirement plans entered into with certain West Coast executive officers, with an aggregate acceleration value of $867,222 for all of the West Coast executive officers who participate in the supplemental executive retirement plan; and

•	West Coast directors and officers are entitled to continued indemnification and insurance coverage under the merger agreement.

For a more complete description of the interests of West Coast directors and executive officers in the merger, see “The Merger—Interests of West Coast’s Directors and Executive Officers in the Merger.”

Risk Factors Relating to West Coast and West Coast’s Business

West Coast is, and will continue to be, subject to the risks described in West Coast’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and incorporated by reference into this joint proxy statement/prospectus. See “Documents Incorporated by Reference” and “Where You Can Find More Information” included elsewhere in this joint proxy statement/prospectus.

Risk Factors Relating to Columbia and Columbia’s Business

Columbia is, and will continue to be, subject to the risks described in Columbia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and incorporated by reference into this joint proxy statement/prospectus. See “Documents Incorporated by Reference” and “Where You Can Find More Information” included elsewhere in this joint proxy statement/prospectus.

RECENT DEVELOPMENTS

Results for Fourth Quarter of 2012 and Year Ended December 31, 2012

Columbia

On January 24, 2013, Columbia announced preliminary financial results for the quarter ended December 31, 2012 and the year ended December 31, 2012. Columbia reported net income of $46.1 million for the year ended December 31, 2012, compared to net income of $48.0 million for the year ended December 31, 2011. The net income for the quarter ended December 31, 2012 was $13.5 million, compared with net income of $14.8 million for the fourth quarter of 2011. The income for the year reflected a moderating trend in the accretion income related to the acquired loans in FDIC assisted transactions, which peaked during the last two quarters of 2011. At December 31, 2012, Columbia’s total assets were approximately $4.91 billion, an increase from total assets of approximately $4.79 billion at December 31, 2011. Loans excluding covered loans were $2.53 billion at December 31, 2012, an increase from loans, excluding covered loans of $2.35 billion at December 31, 2011. Covered loans were $420.5 million at December 31, 2012, a decrease from covered loans of $536.9 million at December 31, 2011. Total deposits were $4.04 billion at December 31, 2012, compared to total deposits of $3.82 billion at December 31, 2011. Total shareholders’ equity at December 31, 2012 was $764.0 million, an increase over total shareholders’ equity of approximately $759.3 million at December 31, 2011.

West Coast

On January 24, 2013, West Coast announced preliminary financial results for the fourth quarter and full year ended December 31, 2012. West Coast reported fourth quarter 2012 net income of $5.7 million or $0.26 per diluted share compared to net income of $17.8 million or $0.83 per diluted share in the fourth quarter of 2011. Fourth quarter 2011 net income reflected the impact from a reversal of a deferred tax asset valuation allowance. Net income for the full year 2012 was $23.5 million or $1.08 per diluted share compared to net income of $33.8 million or $1.58 per diluted share for the full year 2011. Fourth quarter 2012 total average loan balance of $1.48 billion declined $10 million or 1% from the preceding quarter, with declines primarily in commercial and real estate mortgage categories more than offsetting growth in commercial real estate balances. Total average loans also declined 1% year over year with a decline in commercial and real estate mortgage categories being offset by growth in commercial real estate and real estate construction categories. Net loan charge-offs in the final quarter of 2012 were $2.0 million or .53% of average loans on an annualized basis, representing a decline from $2.5 million or .67% in the same quarter of 2011. Total nonperforming assets at December 31, 2012, were $41.2 million or 1.66% of total assets, which represented a 42% reduction from $71.4 million or 2.94% of total assets a year ago. Average total deposits of $1.92 billion in the fourth quarter 2012 stayed essentially unchanged from the previous quarter, as the continued growth in non-interest bearing demand deposits offset declines in money market and time deposit balances. Year-over-year fourth quarter average total deposit balances declined $19 million or 1%, with average money market and time deposit balances declining $63 million and $47 million, respectively. Substantially offsetting these declines, non-interest bearing demand and savings deposits grew $81 million and $19 million, respectively, over the same period. Total assets as of December 31, 2012, were $2.49 billion compared to $2.43 billion as of December 31, 2011. Stockholders’ equity was $339 million as of December 31, 2012, compared to $314 million as of December 31, 2011. West Coast’s total risk-based capital ratio improved to 21.83% at December 31, 2012, up from 20.62% a year ago.

SELECTED CONSOLIDATED FINANCIAL DATA OF COLUMBIA

The following selected consolidated financial information for the fiscal years ended December 31, 2007 through December 31, 2011 is derived from audited financial statements of Columbia. The financial information of and for the nine months ended September 30, 2012 and 2011 are derived from unaudited financial statements, has been prepared on the same basis as the historical information derived from audited financial statements and, in the opinion of Columbia’s management, reflects all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of this data for those dates. The results of operations for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2012. You should read this information in conjunction with Columbia’s consolidated financial statements and related notes thereto included in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2011, and in Columbia’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, which are incorporated by reference in this joint proxy statement/prospectus. See “Where You Can Find More Information.”

	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	Years Ended December 31,
			2011	2010	2009	2008	2007
	(dollars in thousands except per share)
For the Period
Interest income	$191,295	$176,352	$251,271	$185,879	$143,035	$175,060	$184,217
Interest expense	$7,266	$11,740	$14,535	$21,092	$27,683	$55,547	$75,397
Net interest income	$184,029	$164,612	$236,736	$164,787	$115,352	$119,513	$108,820
Provision for loan and lease losses, excluding covered loans	$11,125	$2,650	$7,400	$41,291	$63,500	$41,176	$3,605
Noninterest income (loss)	$20,491	$319	$(9,283)	$52,781	$29,690	$14,850	$27,748
Noninterest expense	$125,113	$114,445	$155,759	$137,147	$94,488	$92,125	$88,829
Net income (loss)	$32,681	$33,283	$48,037	$30,784	$(3,968)	$5,968	$32,381
Net income (loss) applicable to common shareholders	$32,681	$33,283	$48,037	$25,837	$(8,371)	$5,498	$32,381
Per Common Share
Earnings (loss) (Basic)	$0.82	$0.84	$1.22	$0.73	$(0.38)	$0.30	$1.91
Earnings (loss) (Diluted)	$0.82	$0.84	$1.21	$0.72	$(0.38)	$0.30	$1.89
Cash dividends declared per common share	$0.89	$0.14	$0.27	$0.04	$0.07	$0.58	$0.66
Book Value	$19.20	$18.99	$19.23	$17.97	$16.13	$18.82	$19.03
Averages
Total assets	$4,797,543	$4,426,037	$4,509,010	$4,248,590	$3,084,421	$3,134,054	$2,837,162
Interest-earning assets	$4,199,125	$3,794,865	$3,871,424	$3,583,728	$2,783,862	$2,851,555	$2,599,379
Loans, including covered loans	$2,891,688	$2,536,492	$2,607,266	$2,485,650	$2,124,574	$2,264,486	$1,990,622
Securities	$1,012,716	$919,173	$928,891	$720,152	$584,028	$565,299	$581,122
Deposits	$3,829,640	$3,457,227	$3,541,399	$3,270,923	$2,378,176	$2,382,484	$2,242,134
Core deposits	$3,555,936	$3,132,963	$3,218,425	$2,828,246	$1,945,039	$1,911,897	$1,887,391
Shareholders’ equity	$760,217	$721,638	$730,726	$668,469	$462,127	$354,387	$289,297
Financial Ratios
Net interest margin	5.99%	5.96%	6.27%	4.76%	4.33%	4.38%	4.35%
Return on average assets	0.91%	1.01%	1.07%	0.72%	(0.13)%	0.19%	1.14%
Return on average common equity	5.74%	6.17%	6.57%	4.15%	(2.16)%	1.59%	11.19%
Efficiency ratio (tax equivalent) (1)	69.47%	68.62%	70.68%	67.56%	61.53%	59.88%	61.33%
Average equity to average assets	15.85%	16.30%	16.21%	15.73%	14.98%	11.31%	10.20%
At Period End
Total assets	$4,903,049	$4,755,832	$4,785,945	$4,256,363	$3,200,930	$3,097,079	$3,178,713
Covered assets, net	$445,797	$595,640	$560,055	$531,504	—	—	—
Loans, excluding covered loans	$2,476,844	$2,257,899	$2,348,371	$1,915,754	$2,008,884	$2,232,332	$2,282,728
Allowance for noncovered loan and lease losses	$51,527	$50,422	$53,041	$60,993	$53,478	$42,747	$26,599
Securities	$965,641	$1,018,069	$1,050,325	$781,774	$631,645	$540,525	$572,973
Deposits	$3,938,855	$3,795,499	$3,815,529	$3,327,269	$2,482,705	$2,382,151	$2,498,061
Core deposits	$3,685,844	$3,464,705	$3,510,435	$2,998,482	$2,072,821	$1,941,047	$1,996,393
Shareholders’ equity	$761,977	$749,966	$759,338	$706,878	$528,139	$415,385	$341,731
Nonperforming Assets, Excluding Covered Assets
Nonaccrual loans	$41,589	$55,183	$53,483	$89,163	$110,431	$106,163	$14,005
Other real estate owned and other personal property owned	11,749	34,069	31,905	30,991	19,037	2,874	181

Total nonperforming assets, excluding covered assets	$53,338	$89,252	$85,388	$120,154	$129,468	$109,037	$14,186

	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	Years Ended December 31,
			2011	2010	2009	2008	2007
	(dollars in thousands except per share)
Nonperforming loans to year end loans, excluding covered loans	1.68%	2.44%	2.28%	4.65%	5.50%	4.76%	0.61%
Nonperforming assets to year end assets, excluding covered assets	1.20%	2.15%	2.02%	3.23%	4.04%	3.52%	0.45%
Allowance for loan and lease losses to year end loans, excluding covered loans	2.08%	2.23%	2.26%	3.18%	2.66%	1.91%	1.17%
Allowance for loan and lease losses to nonperforming loans, excluding covered loans	123.90%	91.37%	99.17%	68.41%	48.43%	40.27%	189.93%
Net loan charge-offs	$12,639	$13,221	$15,352	$33,776	$52,769	$25,028	$380
Risk-Based Capital Ratios
Total capital	20.75%	21.87%	21.05%	24.47%	19.60%	14.25%	10.90%
Tier 1 capital	19.49%	20.61%	19.79%	23.20%	18.34%	12.99%	9.87%
Leverage ratio	12.80%	12.87%	12.96%	13.99%	14.33%	11.27%	8.54%

(1)	Noninterest expense, excluding net cost of operation of other real estate, FDIC clawback liability expense and merger related expenses, divided by the sum of net interest income and noninterest income on a tax equivalent basis, excluding gain/loss on sale of investment securities, impairment charge on investment securities, gain on bank acquisition, incremental accretion income on the acquired loan portfolio and the change in FDIC loss-sharing asset. The tax equivalent basis was derived using Columbia’s estimated statutory rate of 35%.

SELECTED CONSOLIDATED FINANCIAL DATA OF WEST COAST

The following selected consolidated financial information for the fiscal years ended December 31, 2007 through December 31, 2011 is derived from audited financial statements of West Coast. The financial information of and for the nine months ended September 30, 2012 and 2011 are derived from unaudited financial statements, has been prepared on the same basis as the historical information derived from audited financial statements and, in the opinion of West Coast’s management, reflects all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of this data for those dates. The results of operations for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2012. You should read this information in conjunction with West Coast’s consolidated financial statements and related notes thereto included in West Coast’s Annual Report on Form 10-K for the year ended December 31, 2011, and in West Coast’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, which are incorporated by reference in this joint proxy statement/prospectus. See “Where You Can Find More Information.”

(Dollars in thousands, except per share data)	As of and For the Nine Months ended September 30,		As of and For the Year ended December 31,
	2012	2011	2011	2010	2009	2008	2007
Interest income	$68,900	$74,743	$98,675	$105,576	$112,150	$140,846	$183,190
Interest expense	3,307	11,929	17,921	22,269	33,423	48,696	68,470

Net interest income	65,593	62,814	80,754	83,307	78,727	92,150	114,720
Provision (benefit) for credit losses	(996)	6,634	8,133	18,652	90,057	40,367	38,956

Net interest income (loss) after provision for credit losses	66,589	56,180	72,621	64,655	(11,330)	51,783	75,764
Noninterest income	24,553	25,400	31,819	32,697	9,129	24,629	33,498
Noninterest expense	63,808	68,131	90,875	90,337	108,288	90,323	85,299

Income (loss) before income taxes	27,334	13,449	13,565	7,015	(110,489)	(13,911)	23,963
Provision (benefit) for income taxes	9,567	(2,566)	(20,212)	3,790	(19,276)	(7,598)	7,121

Net income (loss)	$17,767	$16,015	$33,777	$3,225	$(91,213)	$(6,313)	$16,842

Net interest income on a tax equivalent basis [2]	$66,427	$63,647	$81,870	$84,478	$80,222	$93,901	$116,361
Per share data:
Basic earnings (loss) per share	$0.87	$0.78	$1.65	$0.16	$(29.15)	$(2.05)	$5.40
Diluted earnings (loss) per share	$0.82	$0.75	$1.58	$0.16	$(29.15)	$(2.05)	$5.20
Cash dividends declared	$0.05	$—	$—	$—	$0.10	$1.45	$2.55
Period end book value per common share	$16.32	$14.28	$15.20	$13.04	$35.10	$63.15	$66.75
Weighted average common shares outstanding	19,077	18,999	19,007	17,460	3,102	3,094	3,101
Weighted average diluted shares outstanding	20,225	19,951	19,940	18,059	3,102	3,094	3,209
Total assets	$2,475,980	$2,521,247	$2,429,887	$2,461,059	$2,733,547	$2,516,140	$2,646,614
Total deposits	$1,929,292	$1,990,778	$1,915,569	$1,940,522	$2,146,884	$2,024,379	$2,094,832
Total long-term borrowings	$178,900	$181,281	$120,000	$168,599	$250,699	$91,059	$83,100
Total loans, net	$1,459,310	$1,467,310	$1,466,089	$1,496,053	$1,686,352	$2,035,876	$2,125,752
Stockholders’ equity	$335,996	$296,867	$314,479	$272,560	$249,058	$198,187	$208,241
Financial ratios:
Return on average assets	0.99%	0.87%	1.37%	0.13%	-3.49%	-0.25%	0.66%
Return on average equity	7.32%	7.58%	11.79%	1.21%	-45.66%	-3.06%	7.93%
Average equity to average assets	13.47%	11.46%	11.64%	10.32%	7.64%	8.04%	8.37%
Dividend payout ratio	0.00%	0.00%	0.00%	0.00%	-0.34%	-70.73%	47.51%
Efficiency ratio [1]	70.42%	76.96%	80.44%	78.14%	122.34%	72.79%	56.90%
Net loans to assets	58.94%	58.20%	60.34%	60.79%	61.69%	80.91%	80.33%
Average yields earned [2]	4.12%	4.34%	4.29%	4.40%	4.71%	5.92%	7.72%
Average rates paid	0.31%	1.01%	1.15%	1.27%	1.76%	2.60%	3.76%
Net interest spread [2]	3.81%	3.33%	3.14%	3.13%	2.95%	3.32%	3.96%
Net interest margin [2]	3.92%	3.65%	3.52%	3.48%	3.33%	3.90%	4.86%
Nonperforming assets to total assets	2.19%	3.30%	2.94%	4.09%	5.59%	7.86%	1.12%
Allowance for loan losses to total loans	2.11%	2.42%	2.35%	2.62%	2.23%	1.40%	2.16%
Allowance for credit losses to total loans	2.17%	2.46%	2.40%	2.67%	2.29%	1.45%	2.53%
Net loan charge-offs to average loans	0.24%	0.94%	0.8 7%	1.05%	4.21%	3.04%	0.34%
Allowance for credit losses to nonperforming loans	99.64%	70.02%	88.63%	67.07%	39.68%	23.46%	207.75%
Allowance for loan losses to nonperforming loans	97.07%	68.69%	86.73%	65.68%	38.74%	22.67%	177.53%

1.	The efficiency ratio has been computed as noninterest expense divided by the sum of net interest income on a tax equivalent basis and noninterest income excluding gains/losses on sales of securities.
2.	Interest earned on nontaxable securities has been computed on a 35% tax equivalent basis.

3.	Non-performing loan components are comprised of loans on non-accrual status (inclusive of non-accruing TDRs), plus any loans past due 90 days or more still on accrual. Accruing TDRs are not included in the non-performing loan calculation. West Coast’s rationale for this is that West Coast’s policy for moving non-performing TDRs to accrual status requires payment performance (typically six consecutive months), coupled with a reasonable assurance such performance will continue (as validated by current financial information).

As of 9/30/12:
Loans 90 days P/D on accrual	$ 0
Nonaccrual TDRs	$17.0mm
Other nonaccrual loans	$15.4mm

Total nonperforming loans	$32.4mm

SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

The following table shows selected unaudited pro forma condensed combined financial information about the financial condition and results of operations of Columbia giving effect to the merger with West Coast. The selected unaudited pro forma condensed combined financial information assumes that the merger is accounted for under the acquisition method of accounting with Columbia treated as the acquirer. Under the acquisition method of accounting, the assets and liabilities of West Coast, as of the effective date of the merger, will be recorded by Columbia at their respective fair values and the excess of the merger consideration over the fair value of West Coast’s net assets will be allocated to goodwill.

The table sets forth the information as if the merger had become effective on September 30, 2012, with respect to financial condition data, and on January 1, 2011, with respect to the results of operations data. The selected unaudited pro forma condensed combined financial data has been derived from and should be read in conjunction with the unaudited pro forma condensed combined financial information, including the notes thereto, which is included in this joint proxy statement/prospectus under “Unaudited Pro Forma Condensed Combined Financial Information.”

The selected unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented. The selected unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on revenues, potential revenue enhancements, anticipated cost savings and expense efficiencies, or asset dispositions, among other factors. Further, as explained in more detail in the notes accompanying the more detailed unaudited pro forma condensed combined financial information included under “Unaudited Pro Forma Condensed Combined Financial Information,” the pro forma allocation of purchase price reflected in the selected unaudited pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded at the time the merger is completed. Additionally, the adjustments made in the unaudited pro forma condensed financial information, which are described in those notes, are preliminary and may be revised.

(Dollars in thousands, except per share amounts)	For the Nine Months Ended September 30, 2012	For the Year Ended December 31, 2011
Pro Forma Condensed Consolidated Income Statement Information:
Net interest income	$258,939	$329,839
Provision for loan losses	33,510	13,885
Income before income taxes	81,063	88,643
Net income	56,186	87,752

(Dollars in thousands, except per share amounts)	As of September 30, 2012
Pro Forma Condensed Consolidated Balance Sheet Information:
Loans	$4,270,832
Total assets	7,250,863
Deposits	5,868,221
Borrowings	240,980
Shareholders’ equity	1,003,437

	For the Nine Months Ended September 30, 2012	For the Year Ended December 31, 2011
Per Common Share
Earnings (Basic)	$1.08	$1.69
Earnings (Diluted)	1.08	1.69
Cash dividends declared per common share	0.89	0.27

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and explanatory notes show the impact on the historical financial positions and results of operations of Columbia and West Coast and have been prepared to illustrate the effects of the merger involving Columbia and West Coast under the acquisition method of accounting with Columbia treated as the acquirer. Under the acquisition method of accounting, the assets and liabilities of West Coast, as of the effective date of the merger, will be recorded by Columbia at their respective fair values and the excess of the merger consideration over the fair value of West Coast’s net assets will be allocated to goodwill. The unaudited pro forma condensed combined balance sheet as of September 30, 2012 is presented as if the merger with West Coast had occurred on September 30, 2012. The unaudited pro forma condensed combined income statements for the year ended December 31, 2011 and the nine months ended September 30, 2012 are presented as if the merger had occurred on January 1, 2011. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented. The adjustments included in these unaudited pro forma condensed combined financial statements are preliminary and may be revised. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of potential revenue enhancements, anticipated cost savings and expense efficiencies, or asset dispositions, among other factors. For the historical income statements of West Coast, amounts related to other real estate owned, which were historically reported in noninterest income by West Coast, have been reclassified to noninterest expense to conform to the presentation in Columbia’s financial statements.

In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the pro forma allocation of purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded at the time the merger is completed. Adjustments may include, but not be limited to, changes in (i) West Coast’s balance sheet through the effective time of the merger; (ii) the aggregate value of merger consideration paid if the price of Columbia’s stock varies from the assumed $18.85 per share; (iii) total merger related expenses if consummation and/or implementation costs vary from currently estimated amounts; and (iv) the underlying values of assets and liabilities if market conditions differ from current assumptions.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•

Columbia’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2011, included in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2011;

•

West Coast’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2011, included in West Coast’s Annual Report on Form 10-K for the year ended December 31, 2011;

•

Columbia’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2012 included in Columbia’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012;

•

West Coast’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2012, included in West Coast’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012; and

•

other information pertaining to Columbia and West Coast contained in or incorporated by reference into this joint proxy statement/prospectus. See “Selected Consolidated Financial Data of Columbia” and “Selected Consolidated Financial Data of West Coast” and “Documents Incorporated by Reference” included elsewhere in this joint proxy statement/prospectus.

The unaudited pro forma condensed combined balance sheet as of September 30, 2012 presents the consolidated financial position giving pro forma effect to the following transactions as if they had occurred as of September 30, 2012:

•	the completion of Columbia’s acquisition of West Coast, including the issuance of 12,809,525 shares of Columbia’s common stock; and

•	the repayment of all junior subordinated debentures, including any repayment fee and accrued interest, totaling approximately $51 million.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF

SEPTEMBER 30, 2012

	Columbia Historical	West Coast Historical	Pro Forma Merger Adjustments	Notes	Pro Forma Combined
	(in thousands)
ASSETS
Cash and cash equivalents	562,592	101,335	(315,469)	A	348,458
Securities available for sale at fair value	943,624	792,657	—		1,736,281
Federal Home Loan Bank stock at cost	22,017	12,040	—		34,057
Loans held for sale	3,600	—	—		3,600
Loans, excluding covered loans, net of unearned income	2,476,844	1,490,767	(74,538)	B	3,893,073
Less: allowance for loan and lease losses	51,527	31,457	(31,457)	C	51,527

Loans, excluding covered loans, net	2,425,317	1,459,310	(43,081)		3,841,546
Covered loans, net of allowance for loan	429,286	—	—		429,286

Total loans, net	2,854,603	1,459,310	(43,081)		4,270,832
FDIC loss-sharing asset	111,677	—	—		111,677
Premises and equipment, net	115,506	22,672	15,000	D	153,178
Other real estate owned	27,386	21,939	—		49,325
Goodwill	115,554	—	182,409	E	297,963
Core deposit intangible, net	16,803	—	15,561	F	32,364
Other assets	129,687	66,027	17,414	G	213,128

Total assets	$4,903,049	$2,475,980	$(128,166)		$7,250,863

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	3,938,855	1,929,292	74	H	5,868,221
Federal Home Loan Bank advances	113,080	127,900	—		240,980
Junior subordinated debentures	—	51,000	(51,000)	I	—
Other liabilities	89,137	31,792	17,296	J	138,225

Total liabilities	4,141,072	2,139,984	(33,630)		6,247,426
Commitments and contingent liabilities
Shareholders’ equity:
Preferred stock	—	21,124	(21,124)	K	—
Common stock	581,001	231,766	9,694	L	822,461
Retained earnings	152,498	71,692	(71,692)	M	152,498
Accumulated other comprehensive income	28,478	11,414	(11,414)	N	28,478

Total shareholders’ equity	761,977	335,996	(94,536)		1,003,437

Total liabilities and shareholders’ equity	$4,903,049	$2,475,980	$(128,166)		$7,250,863

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE

NINE MONTHS ENDED SEPTEMBER 30, 2012

	Columbia Historical	West Coast Historical	Pro Forma Merger Adjustments	Notes	Pro Forma Combined
	(in thousands except per share amounts)
Interest Income
Loans	$168,875	$56,614	$9,317	O	$234,806
Taxable securities	14,414	10,647	—		25,061
Tax-exempt securities	7,442	1,547	—		8,989
Federal funds sold and deposits in banks	564	92	—		656

Total interest income	191,295	68,900	9,317		269,512
Interest Expense
Deposits	4,679	1,393	—		6,072
Federal Home Loan Bank advances	2,229	1,001	—		3,230
Junior subordinated debentures	—	913	—		913
Other borrowings	358	—	—		358

Total interest expense	7,266	3,307	—		10,573

Net Interest Income	184,029	65,593	9,317		258,939
Provision (recapture) for loan and lease losses	11,125	(996)	—		10,129
Provision for losses on covered loans	23,381	—	—		23,381

Net interest income after provision for loan and lease losses	149,523	66,589	9,317		225,429
Noninterest Income
Service charges and other fees	22,222	12,670	—		34,892
Merchant services fees	6,167	9,230	—		15,397
Gain on sale of investment securities, net	62	375	—		437
Impairment charge on investment securities	—	(49)	—		(49)
Change in FDIC loss-sharing asset	(14,787)	—	—		(14,787)
Other	6,827	4,388	—		11,215

Total noninterest income	20,491	26,614	—		47,105
Noninterest Expense
Compensation and employee benefits	64,484	35,058	—		99,542
Occupancy	15,310	10,821	288	Q	26,419
Merchant processing	2,724	3,342	—		6,066
Advertising and promotion	3,342	1,087	—		4,429
Data processing and communications	7,263	1,210	—		8,473
Legal and professional fees	6,221	2,948	(1,709)	R	7,460
Regulatory premiums	2,560	—	—		2,560
Net cost (benefit) of operation of other real estate owned	(536)	2,061	—		1,525
Amortization of intangibles	3,362	—	1,910	S	5,272
FDIC clawback liability	100	—	—		100
Other	20,283	9,342	—		29,625

Total noninterest expense	125,113	65,869	489		191,471

Income before income taxes	44,901	27,334	8,828		81,063
Income tax provision	12,220	9,567	3,090	T	24,877

Net Income	$32,681	$17,767	$5,738		$56,186

Per Common Share
Earnings basic	$0.82	$0.87			$1.08
Earnings diluted	$0.82	$0.82			$1.08
Dividends declared per common share	$0.89	$0.05			$0.89
Weighted average number of common shares outstanding	39,248	19,077	(6,267)	U	52,058
Weighted average number of diluted common shares outstanding	39,251	20,225	(7,415)	V	52,061

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE

YEAR ENDED DECEMBER 31, 2011

	Columbia Historical	West Coast Historical	Pro Forma Merger Adjustments	Notes	Pro Forma Combined
	(in thousands except per share amounts)
Interest Income
Loans	$218,420	$80,237	$12,423	O	$311,080
Taxable securities	21,870	16,177	—		38,047
Tax-exempt securities	10,142	2,074	—		12,216
Federal funds sold and deposits in banks	839	187	—		1,026

Total interest income	251,271	98,675	12,423		362,369
Interest Expense
Deposits	10,478	4,973	74	P	15,525
Federal Home Loan Bank advances	2,980	4,630	—		7,610
Borrowings prepayment charge	—	7,140	—		7,140
Junior subordinated debentures	—	1,178	—		1,178
Other borrowings	1,077	—	—		1,077

Total interest expense	14,535	17,921	74		32,530

Net Interest Income	236,736	80,754	12,349		329,839
Provision (recapture) for loan and lease losses	7,400	8,133	—		15,533
Provision for losses on covered loans	(1,648)	—	—		(1,648)

Net interest income after provision for loan and lease losses	230,984	72,621	12,349		315,954
Noninterest Income
Service charges and other fees	26,632	17,856	—		44,488
Gain on bank acquisitions, net of tax	1,830	—	—		1,830
Merchant services fees	7,385	12,381	—		19,766
Gain on sale of investment securities, net	134	713	—		847
Impairment charge on investment securities	(2,950)	(179)	—		(3,129)
Change in FDIC loss-sharing asset	(49,496)	—	—		(49,496)
Other	7,182	4,284	—		11,466

Total noninterest income	(9,283)	35,055	—		25,772
Noninterest Expense
Compensation and employee benefits	81,552	48,587	—		130,139
Occupancy	18,963	14,787	384	Q	34,134
Merchant processing	3,698	5,141	—		8,839
Advertising and promotion	3,686	3,003	—		6,689
Data processing and communications	8,484	1,549	—		10,033
Legal and professional fees	6,486	4,118	—		10,604
Regulatory premiums	4,337	—	—		4,337
Net cost (benefit) of operation of other real estate owned	(1,022)	3,236	—		2,214
Amortization of intangibles	4,319	—	2,829	S	7,148
FDIC clawback liability	3,656	—	—		3,656
Other	21,600	13,690	—		35,290

Total noninterest expense	155,759	94,111	3,213		253,083

Income before income taxes	65,942	13,565	9,136		88,643
Income tax provision	17,905	(20,212)	3,198	T	891

Net Income	$48,037	$33,777	$5,938		$87,752

Per Common Share
Earnings basic	$1.22	$1.65			$1.69
Earnings diluted	$1.21	$1.58			$1.69
Dividends declared per common share	$0.27	$—			$0.27
Weighted average number of common shares outstanding	39,103	19,007	(6,197)	U	51,913
Weighted average number of diluted common shares outstanding	39,180	19,940	(7,415)	V	51,990

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1—Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting giving effect to the merger involving Columbia and West Coast. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position had the merger been consummated at September 30, 2012 or the results of operations had the merger been consummated at January 1, 2011, nor is it necessarily indicative of the results of operation in future periods or the future financial position of the combined entities. For the historical income statements of West Coast, amounts related to other real estate owned, which were historically reported in noninterest income by West Coast, have been reclassified to noninterest expense to conform to the presentation in Columbia’s financial statements. The merger, which is currently expected to be completed in the first quarter of 2013, provides for the issuance of 12,809,525 shares of Columbia common stock and $264.5 million in cash (subject to adjustment in certain circumstances). West Coast shareholders may elect to receive either cash, stock, or a unit consisting of a mix of cash and stock, in an amount equal to such holder’s pro rata share of the total merger consideration. The value of the per share merger consideration would be approximately $23.08 based upon a purchaser average closing price (as defined in the merger agreement) of $18.85.

Under the acquisition method of accounting, the assets and liabilities of West Coast will be recorded at the respective fair values on the merger date. The fair value on the merger date represents management’s best estimates based on available information and facts and circumstances in existence on the merger date. The pro forma allocation of purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded at the time the merger is completed. Adjustments may include, but not be limited to, changes in (i) West Coast’s balance sheet through the effective time of the merger; (ii) the aggregate value of merger consideration paid if the price of Columbia’s stock varies from the assumed $18.85 per share; (iii) total merger related expenses if consummation and/or implementation costs vary from currently estimated amounts; and (iv) the underlying values of assets and liabilities if market conditions differ from current assumptions.

The accounting policies of both Columbia and West Coast are in the process of being reviewed in detail. Upon completion of such review, conforming adjustments or financial statement reclassification may be determined.

Note 2—Estimated Merger and Integration Costs

In connection with the merger, the plan to integrate Columbia’s and West Coast’s operations is still being developed. Over the next several months, the specific details of these plans will continue to be refined. Columbia and West Coast are currently in the process of assessing the two companies’ personnel, benefit plans, premises, equipment, computer systems, supply chain methodologies, and service contracts to determine where they may take advantage of redundancies or where it will be beneficial or necessary to convert to one system. Certain decisions arising from these assessments may involve involuntary termination of West Coast’s employees, vacating West Coast’s leased premises, changing information systems, canceling contracts between West Coast and certain service providers and selling or otherwise disposing of certain premises, furniture and equipment owned by West Coast. Additionally, as part of our formulation of the integration plan, certain actions regarding existing Columbia information systems, premises, equipment, benefit plans, supply chain methodologies, supplier contracts, and involuntary termination of personnel may be taken. Columbia expects to incur merger-related expenses including system conversion costs, employee retention and severance agreements, communications to customers, and others. To the extent there are costs associated with these actions, the costs will be recorded based on the nature and timing of these integration actions. Most acquisition and restructuring costs are recognized separately from a business combination and generally will be expensed as incurred. We estimated the merger related costs to be approximately $30 million and expect they will be incurred primarily in 2013.

Note 3—Estimated Annual Cost Savings

Columbia expects to realize $21 million in annual pre-tax cost savings following the merger, which management expects to be phased-in over a two-year period, but there is no assurance that the anticipated cost savings will be realized on the anticipated time schedule or at all. These cost savings are not reflected in the presented pro forma financial information.

Note 4—Pro Forma Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All taxable adjustments were calculated using a 35% tax rate to arrive at deferred tax asset or liability adjustments. All adjustments are based on current assumptions and valuations, which are subject to change.

Balance Sheet
(dollars in thousands)

A. Adjustments to cash and cash equivalents

To reflect cash used to purchase West Coast	$(264,469)
To reflect cash used to redeem West Coast junior subordinated debentures	(51,000)

$(315,469)

B. Adjustment to loans, excluding covered loans, net of unearned income

To reflect estimated fair value at merger date, calculated as 5% of the West Coast loan balance. The adjustment to loans is primarily related to credit deterioration in the acquired loan portfolio. During Columbia’s due diligence on West Coast, Columbia reviewed loan information across collateral types and geographic distributions. Columbia applied traditional examination methodologies to arrive at the fair value adjustment.	$(74,538)

C. Adjustment to allowance for loan and lease losses

To remove West Coast allowance at merger date as the credit risk is contemplated in the fair value adjustment in adjustment B above.	$(31,457)

D. Adjustment to premises and equipment

To reflect estimated fair value of West Coast properties at merger date, based on third-party estimates. The estimated useful life of these properties is 39 years.	$15,000

E. Adjustment to goodwill

To reflect the goodwill associated with the West Coast merger.	$182,409

F. Adjustment to core deposit intangible, net

To record the estimated fair value of acquired identifiable intangible assets, calculated as 1% of West Coast core deposits. Core deposits were identified as the demand, savings, money market accounts and certificates of deposit under $100,000. Although a core deposit study was not performed for the West Coast merger, the fair value adjustment of 1% was determined to be appropriate based on the valuation methodology utilized for Columbia’s prior acquisitions taken in conjunction with a review of West Coast’s historical deposit trends. A more detailed analysis will be completed upon closing of the merger. The acquired core deposit intangible will be amortized over 10 years using a sum-of-the-years-digits method. The estimated 10 year life was validated through review of the core deposit intangible lives utilized by our industry peers. The lives utilized by industry peers ranged from 5.5 to 15 years with an average of 9.25 years. Columbia felt the resiliency exhibited by West Coast’s deposit base over the past 5 years warranted a higher life than the average estimated useful life.

$15,561

G. Adjustment to other assets

To reflect deferred tax asset created in the merger		$17,414
Calculated as follows:
Adjustment to loans	$74,538
Adjustment to allowance for loan and lease losses	(31,457)
Adjustment to other liabilities	6,600
Adjustment to deposits	74

Subtotal for fair value adjustments	49,755

Calculated deferred tax asset at Columbia’s estimated statutory rate of 35%	$17,414

H. Adjustment to deposits

To reflect estimated fair value at merger date based on current market rates for similar products. This adjustment will be accreted into income over the estimated lives of the deposits, which is less than one year.		$74

I. Adjustment to junior subordinated debentures

To reflect redemption of junior subordinated debentures		$(51,000)

J. Adjustments to other liabilities

To reflect liability for estimated change in control payments		$6,600
To reflect deferred tax liability created in the merger		10,696

		$17,296

The deferred tax liability is calculated as follows:
Adjustment to premises and equipment	$15,000
Adjustment to core deposit intangible, net	15,561

Subtotal for fair value adjustments	30,561

Calculated deferred tax liability at Columbia’s estimated statutory rate of 35%	$10,696

K. Adjustment to preferred stock

To eliminate historical West Coast preferred stock		$(21,124)

L. Adjustments to common stock

To eliminate historical West Coast common stock	$(231,766)
To reflect the issuance of Columbia common stock to West Coast shareholders	241,460

	$9,694

M. Adjustment to retained earnings

To eliminate historical West Coast retained earnings	$(71,692)

N. Adjustment to accumulated other comprehensive income

To eliminate historical West Coast accumulated other comprehensive income	$(11,414)

Income Statements
(dollars in thousands
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011
O. Adjustment to loan interest income

To reflect accretion of loan discount resulting from loan fair value pro forma adjustment based on weighted average remaining life of six years	$9,317	$12,423

P. Adjustment to deposit interest expense

To reflect amortization of deposit premium resulting from deposit fair value pro forma adjustment H based on weighted average life of time deposits being under 1 year.	$—	$74

Q. Adjustment to occupancy

To reflect additional depreciation expense resulting from premises and equipment pro forma adjustment based on estimated useful life of 39 years	$288	$384

R. Adjustment to legal and professional

To remove direct, incremental costs of the merger incurred by Columbia and West Coast.	$(1,709)	$—

S. Adjustment to amortization of intangibles

To reflect amortization of acquired intangible assets based on amortization period of 10 years and using the sum-of-the-years-digits method of amortization	$1,910	$2,829

T. Adjustment to income tax provision

To reflect the income tax effect of pro forma adjustments O-S at Columbia’s estimated statutory tax rate of 35%	$3,090	$3,198

U. Adjusted to weighted average number of common shares outstanding		$(6,267)	$(6,197)

Adjustment to nine months ended September 30, 2012 calculated as follows:

Removal of West Coast weighted average number of common shares outstanding for the nine months ended September 30, 2012	(19,077)

Columbia shares issued to West Coast shareholders	12,810

Adjustment to weighted average number of common shares outstanding for the nine months ended September 30, 2012	(6,267)

Adjustment to year ended December 31, 2011 calculated as follows:

Removal of West Coast weighted average number of common shares outstanding for the year ended December 31, 2011	(19,007)

Columbia shares issued to West Coast shareholders	12,810

Adjustment to weighted average number of common shares outstanding for the year ended December 31, 2011	(6,197)

		Nine Months Ended September 30, 2012	Year Ended December 31, 2011
V. Adjustment to weighted average number of diluted common shares outstanding		$(7,415)	$(7,130)

Adjustment to nine months ended September 30, 2012 calculated as follows:

Removal of West Coast weighted average number of diluted common shares outstanding for the nine months ended September 30, 2012	(20,225)

Columbia shares issued to West Coast shareholders	12,810

Adjustment to weighted average number of diluted common shares outstanding for the nine months ended September 30, 2012	(7,415)

Adjustment to year ended December 31, 2011 calculated as follows:

Removal of West Coast weighted average number of diluted common shares outstanding for the year ended December 31, 2011	(19,940)

Columbia shares issued to West Coast shareholders	12,810

Adjustment to weighted average number of diluted common shares outstanding for the year ended December 31, 2011	(7,130)

Note 5—Preliminary Purchase Accounting Allocation

The unaudited pro forma condensed combined financial information reflects the issuance of approximately 12,809,525 shares of Columbia common stock totaling approximately $241.5 million as well as cash consideration of approximately $264.5 million. The merger will be accounted for using the acquisition method of accounting; accordingly Columbia’s cost to acquire West Coast will be allocated to the assets (including identifiable intangible assets) and liabilities of West Coast at their respective estimated fair values as of the merger date. Accordingly, the pro forma purchase price was preliminarily allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table.

September 30, 2012
(in thousands)
Total pro forma purchase price	$505,929
Fair value of assets acquired:
Cash and cash equivalents	$50,335
Securities available for sale at fair value	792,657
Federal Home Loan Bank stock at cost	12,040
Loans, net of unearned income	1,416,229
Premises and equipment	37,672
Other real estate owned	21,939
Goodwill	182,409
Core deposit intangible	15,561
Other assets	83,441

Total assets acquired	$2,612,283
Fair value of liabilities assumed:
Deposits	$1,929,366
FHLB advances	127,900
Other liabilities	49,088

Total liabilities assumed	2,106,354

Fair value of net assets acquired	$505,929

COMPARATIVE PER SHARE DATA OF COLUMBIA (UNAUDITED)

Presented below for Columbia and West Coast is historical, unaudited pro forma combined and pro forma equivalent per share financial data as of and for the year ended December 31, 2011 and as of and for the nine months ended September 30, 2012. The information presented below should be read together with the historical consolidated financial statements of Columbia and West Coast, including the related notes, filed by Columbia and West Coast, as applicable, with the SEC and incorporated by reference into this joint proxy statement/prospectus. See “Where You Can Find More Information.”

The unaudited pro forma and pro forma per equivalent share information gives effect to the merger as if the merger had been effective on December 31, 2011 or September 30, 2012 in the case of the book value data, and as if the merger had been effective as of January 1, 2011 in the case of the earnings per share and the cash dividends data. The unaudited pro forma data combines the historical results of West Coast into Columbia’s consolidated statement of income. While certain adjustments were made for the estimated impact of fair value adjustments and other acquisition-related activity, they are not indicative of what could have occurred had the acquisition taken place on January 1, 2011.

The unaudited pro forma adjustments are based upon available information and certain assumptions that Columbia management believes are reasonable. The unaudited pro forma data, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the impact of factors that may result as a consequence of the merger or consider any potential impacts of current market conditions or the merger on revenues, expense efficiencies, asset dispositions, among other factors, nor the impact of possible business model changes. As a result, unaudited pro forma data is presented for illustrative purposes only and does not represent an attempt to predict or suggest future results. Upon completion of the merger, the operating results of West Coast will be reflected in the consolidated financial statements of Columbia on a prospective basis.

	Columbia Historical	West Coast Historical	Pro Forma Combined	Per Equivalent West Coast Share (1)
For the year ended December 31, 2011:
Basic earnings per share	$1.22	$1.65	$1.69	$0.94
Diluted earnings per share	$1.21	$1.58	$1.69	$0.94
Cash dividends declared (2)	$0.27	$—	$0.27	$0.15

Book value per share as of December 31, 2011	$19.23	$15.20	$18.72	$10.44

For the nine months ended September 30, 2012:
Basic earnings per share	$0.82	$0.87	$1.08	$0.60
Diluted earnings per share	$0.82	$0.82	$1.08	$0.60
Cash dividends declared (2)	$0.89	$0.05	$0.89	$0.50

Book value per share as of September 30, 2012	$19.20	$16.32	$19.11	$10.66

(1)	Reflects West Coast shares at the exchange ratio of 0.5576
(2)	Pro forma combined cash dividends declared are based only upon Columbia’s historical amounts

MARKET PRICES, DIVIDENDS AND OTHER DISTRIBUTIONS

Stock Prices

The table below sets forth, for the calendar quarters indicated, the high and low closing sales price per share of Columbia common stock and West Coast common stock, which trade on The Nasdaq Global Select Market under the symbols “COLB” and “WCBO,” respectively. As of January 31, 2013, there were approximately 2,132 registered holders of Columbia’s common stock and approximately 1,600 registered holders of West Coast’s common stock.

	Columbia Common Stock		West Coast Common Stock
	High	Low	High	Low
2010
First Quarter	$22.60	$16.03	$15.00	$10.25
Second Quarter	$24.96	$18.17	$17.20	$12.75
Third Quarter	$19.97	$15.91	$13.75	$10.30
Fourth Quarter	$21.99	$17.00	$14.70	$12.25
2011
First Quarter	$22.14	$17.91	$17.90	$14.55
Second Quarter	$19.95	$16.56	$18.25	$15.00
Third Quarter	$18.14	$14.01	$18.03	$12.96
Fourth Quarter	$19.76	$13.46	$16.74	$13.75
2012
First Quarter	$23.31	$19.99	$19.56	$15.74
Second Quarter	$23.42	$17.39	$20.11	$18.13
Third Quarter	$19.65	$17.48	$22.47	$19.09
Fourth Quarter	$19.85	$16.18	$22.90	$21.24
2013
First Quarter (1)	$20.84	$18.27	$23.93	$22.68

(1)	Through January 31, 2013

	Columbia Common Stock	West Coast Common Stock
September 25, 2012 (1)	$18.85	$20.18
January 31, 2013 (2)	$20.20	$23.72

(1)	The closing price on the last trading day before the public announcement of the signing of the merger agreement.
(2)	The closing price on the last practicable date before the date of this joint proxy statement/prospectus.

Dividends and Other Distributions

Columbia declared a quarterly dividend with respect to its common stock for the quarter ended June 30, 2012 of $0.09 per share, and a concurrent special dividend of $0.21 per share. On April 25, 2012, Columbia declared a quarterly cash dividend of $0.08 per share and a special one-time cash dividend of $0.14 per share. On January 26, 2012, Columbia declared a quarterly cash dividend of $0.08 per share and a special, one-time cash dividend of $0.29 per share. For the quarter ended December 31, 2011, the quarterly dividend was $0.08 per share, with a concurrent special dividend of $0.05 per share. Quarterly dividends for the first three quarters of 2011 were $0.03 per share, $0.05 per share, and $0.06 per share, respectively. In 2010, Columbia declared quarterly dividends of $0.01 per share.

On each of December 11 and September 25, 2012, West Coast declared a quarterly cash dividend of $0.05 per outstanding share of common stock and $0.50 per outstanding share of Series B Preferred Stock (which was based on the amount that would have been paid if such shares of Series B Preferred Stock had been converted to common stock prior to payment of the dividend). West Coast did not pay dividends with respect to its common stock during 2010, 2011 or the first two quarters of 2012.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document, including information included or incorporated by reference in this document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) statements about the benefits of the merger, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) statements about our respective plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning. These forward-looking statements are based on current beliefs and expectations of Columbia’s and West Coast’s managements, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Columbia’s and West Coast’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following potential factors, among others, could cause actual results to differ materially from the anticipated results or other expectations in the forward-looking statements:

•	the merger may not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received on a timely basis or at all;

•

Columbia’s stock price could change, before closing of the merger, including as a result of the financial performance of West Coast prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies;

•

benefits from the merger may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which West Coast operates;

•	West Coast’s business may not be integrated into Columbia’s successfully, or such integration may take longer to accomplish than expected;

•	the anticipated growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected;

•	operating costs, customer losses and business disruption following the merger, including adverse developments in relationships with employees, may be greater than expected; and

•	management time and effort may be diverted to the resolution of merger-related issues.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Columbia’s and West Coast’s reports filed with the SEC.

All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Columbia or West Coast or any person acting on behalf of Columbia or West Coast are expressly qualified in their entirety by the cautionary statements above. Neither Columbia nor West Coast undertakes any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

THE MERGER

The following is a discussion of the merger and the material terms of the merger agreement between Columbia and West Coast. You are urged to read carefully the merger agreement in its entirety, a copy of which is attached as Appendix A to this document and incorporated by reference herein. This summary may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety. Factual information about Columbia and West Coast can be found elsewhere in this joint proxy statement/prospectus and in the public filings Columbia and West Coast make with the SEC, as described in the section entitled “Where You Can Find More Information.”

Terms of the Merger

Transaction Structure

Columbia’s and West Coast’s boards of directors have unanimously approved and adopted the merger agreement. The merger agreement provides for the acquisition of West Coast by Columbia through the merger of a direct wholly-owned subsidiary of Columbia to be incorporated prior to the closing of the merger, with and into West Coast, with West Coast continuing as the surviving corporation. As soon as reasonably practicable following the merger, and as part of a single integrated transaction, the surviving corporation will be merged with and into Columbia. We refer to the merger of the wholly-owned Columbia subsidiary with and into West Coast as the “merger,” the merger of the surviving corporation with and into Columbia as the “second step merger,” and the two mergers together as the “mergers.”

Merger Consideration

In the merger, West Coast shareholders will have the right, with respect to each of their shares of West Coast common stock, to elect to receive, subject to proration and adjustment as described below, either cash, stock, or a unit consisting of a mix of cash and stock (with the percentage of cash comprising such unit equal to the percentage of the total consideration represented by cash), in an amount equal to your pro rata share (taking into account Class C Warrants and in-the-money stock options on an as-exercised basis and shares of common stock issuable upon conversion of Series B Preferred Stock (including shares of Series B Preferred Stock issuable upon exercise of Class C Warrants)) of the total consideration, which consists of $264,468,650 in cash (which may be increased in certain circumstances described below) plus the aggregate proceeds received by West Coast from the exercise of stock options between the execution of the merger agreement and the effective time of the merger (less any amounts paid to holders of West Coast stock options exercised during such period), plus the product of 12,809,525 shares of Columbia common stock multiplied by the volume weighted average price of Columbia common stock for the twenty trading day period beginning on the twenty fifth day before the effective time of the merger (the “Purchaser Average Closing Price”). The following table sets forth information concerning the approximate aggregate and per share consideration that would be payable in the merger based on different Purchaser Average Closing Prices. The table does not reflect the fact that cash will be paid instead of fractional shares, and does not account for any adjustments that may be made to the total cash amount in certain circumstances.

	Purchaser Average Closing Price	Total Stock Consideration (in millions)	Total Cash Amount (in millions)	Aggregate Consideration (in millions)	Per Share Consideration
	$17.00	$217.8	$264.5	$482.2	$22.05
	$17.25	$221.0	$264.5	$485.4	$22.19
	$17.50	$224.2	$264.5	$488.6	$22.33
	$17.75	$227.4	$264.5	$491.8	$22.47
	$18.00	$230.6	$264.5	$495.0	$22.61
	$18.25	$233.8	$264.5	$498.2	$22.75
	$18.50	$237.0	$264.5	$501.4	$22.89
	$18.75	$240.2	$264.5	$504.6	$23.03
As of 9/25/12	$18.85	$241.5	$264.5	$505.9	$23.08
	$19.00	$243.4	$264.5	$507.8	$23.17
	$19.25	$246.6	$264.5	$511.1	$23.31
	$19.50	$249.8	$264.5	$514.3	$23.44
	$19.75	$253.0	$264.5	$517.5	$23.58
	$20.00	$256.2	$264.5	$520.7	$23.72
	$20.25	$259.4	$264.5	$523.9	$23.86
	$20.50	$262.6	$264.5	$527.1	$24.00
	$20.75	$265.8	$264.5	$530.3	$24.14
	$21.00	$269.0	$264.5	$533.5	$24.28
	$21.25	$272.2	$264.5	$536.7	$24.42
	$21.50	$275.4	$264.5	$539.9	$24.56
	$21.75	$278.6	$264.5	$543.1	$24.70
	$22.00	$281.8	$264.5	$546.3	$24.84
	$22.25	$285.0	$264.5	$549.5	$24.98
	$22.50	$288.2	$264.5	$552.7	$25.12
	$22.75	$291.4	$264.5	$555.9	$25.26
	$23.00	$294.6	$264.5	$559.1	$25.39

If the effective time of the merger does not occur on or prior to the later of (i) six months from the execution of the merger agreement (the “Six Months Date”) and (ii) April 1, 2013, and if West Coast’s consolidated total stockholders’ equity (subject to adjustment for certain unaccrued fees and expenses incurred in connection with the merger) exceeds $328,000,000, the aggregate merger consideration will be increased by an amount in cash equal to West Coast’s earnings during the period from the Six Months Date to the effective time of the merger less the amount of quarterly cash dividends paid by West Coast during such period. In addition, if the Purchaser Average Closing Price declined by more than 17.5% from the closing price of Columbia common stock on the day of the execution of the merger agreement, and Columbia’s common stock underperforms the Keefe

Bruyette & Wood (KBW) Regional Banking Index by more than 17.5% during such period, West Coast may terminate the merger agreement unless Columbia contributes sufficient additional cash consideration to offset any reduction in the value of the merger consideration attributable to such decline, as discussed in greater detail below. We sometimes refer to $264,468,650, plus the aggregate proceeds received by West Coast from the exercise of stock options between the execution of the merger agreement and the effective time of the merger (less any amounts paid to holders of West Coast stock options exercised during such period), plus any additional cash consideration paid by Columbia pursuant to the two preceding sentences, as the total cash amount. We sometimes refer to the product of 12,809,525 multiplied by the Purchaser Average Closing Price as the total stock consideration.

If you are a West Coast shareholder, whether you receive cash or Columbia common stock or a unit consisting of a mix of cash and stock as merger consideration, the value of the merger consideration that you will receive will fluctuate with the market price of Columbia common stock and will depend on the volume weighted average price of Columbia common stock for the twenty trading day period beginning on the twenty fifth day before the completion of the merger, and, if you receive Columbia common stock as merger consideration, on the market price of Columbia common stock when you receive the shares of Columbia common stock.

Cash Election

The merger agreement provides that each West Coast shareholder who makes a valid cash election will have the right to receive, in exchange for each share of West Coast common stock, subject to proration and adjustment as described below, an amount in cash equal its pro rata share (taking into account Class C Warrants and in-the-money stock options on an as-exercised basis and shares of common stock issuable upon conversion of Series B Preferred Stock (including shares of Series B Preferred Stock issuable upon exercise of Class C Warrants)) of the aggregate consideration, which consists of the total cash amount plus the total stock consideration (both as described above). This amount, which is referred to as the per share cash consideration, or the per share consideration, is calculated as the quotient obtained by dividing (a) the sum of (i) the aggregate consideration (which is equal to the total cash amount plus the total stock consideration) and (ii) the warrant and option proceeds (as defined below), by (b) the aggregate number of shares of West Coast common stock outstanding (including restricted shares, shares issuable upon conversion of Series B Preferred Stock (including shares of Series B Preferred Stock issuable upon exercise of West Coast’s Class C Warrants) and shares issuable upon exercise of West Coast stock options that have an exercise price below the per share consideration). For purposes of this calculation, the warrant and option proceeds are defined as the sum of (i) $24,000,000 and (ii) the aggregate proceeds that would be received by West Coast from the exercise of all West Coast stock options that have an exercise price below the per share consideration. For example, based on the volume weighted average price of Columbia common stock during the twenty trading day period ending January 31, 2013, the last practicable date before the printing of this document, and assuming no adjustments to the aggregate merger consideration are required pursuant to the discussion above concerning the delay in the completion of the merger or a greater than 17.5% decline in Columbia’s stock price, each West Coast common shareholder who receives cash for such shareholder’s shares would have the right to receive approximately $23.41 per share in cash. The aggregate amount of cash that Columbia has agreed to pay in the merger is fixed at the total cash amount and as a result, even if a West Coast shareholder makes a cash election, that holder may nevertheless receive a mix of cash and stock. If a West Coast shareholder makes a valid cash election, such holder’s shares are referred to as cash election shares.

Stock Election

The merger agreement provides that each West Coast shareholder who makes a valid stock election will have the right to receive, in exchange for each share of West Coast common stock, subject to proration and adjustment as described below, a number of shares of Columbia common stock equal to the exchange ratio (as defined below). We refer to this as the per share stock consideration. The exchange ratio is calculated as the quotient (rounded to the nearest ten-thousandth) obtained by dividing (a) the per share consideration by (b) the

Purchaser Average Closing Price. No fractional shares of Columbia common stock will be issued in the merger, and a holder of West Coast common stock who would otherwise be entitled to a fractional share of Columbia common stock will receive cash in lieu thereof. Because the aggregate amount of cash that will be paid in the merger is fixed at the total cash amount, in the event that the total cash amount is undersubscribed, even if a West Coast shareholder makes a stock election, that holder may nevertheless receive a mix of cash and stock. If a West Coast shareholder makes a valid stock election, such holder’s shares are referred to as stock election shares.

Mixed Election

The merger agreement provides that each West Coast shareholder who makes a valid mixed election will have the right to receive the per share stock consideration in respect of the portion of such holder’s shares equal to the stock percentage (as defined below), rounded to the nearest whole share, and the per share cash consideration in respect of the portion of such holder’s shares equal to the cash percentage (as defined below), rounded to the nearest whole share. The cash percentage is equal to the total cash amount payable by Columbia as a percentage of the aggregate consideration (the value of the total cash amount and the total stock consideration payable by Columbia), which will fluctuate with the price of Columbia common stock during the during the twenty trading day period beginning on the twenty fifth day before the effective time of the merger, and the stock percentage is equal to one (1) minus the cash percentage. If a West Coast shareholder makes a valid mixed election, the shares with respect to which such holder has the right to receive the per share cash consideration are referred to as mixed cash shares and the shares with respect to which such holder has the right to receive the per share stock consideration are referred to as mixed stock shares.

Non-Election

West Coast shareholders who make no election to receive cash or shares of Columbia common stock in the merger, whose elections are not received by the exchange agent by the election deadline, or whose forms of election are improperly completed and/or are not signed will be deemed not to have made an election. West Coast shareholders not making an election may be paid in cash, Columbia common stock or a mix of cash and shares of Columbia common stock depending on, and after giving effect to, the adjustment procedures described below, the number of valid cash elections and stock elections that have been made by other West Coast shareholders, and the number of shares held by West Coast shareholders who provided notice of dissent to West Coast and do not vote in favor of the merger and who have not lost their right to dissenters’ rights (in the event that dissenters’ rights apply because shares of West Coast common stock cease to be registered on a national securities exchange, as discussed below) in accordance with the procedures and requirements of Oregon law (sometimes referred to as proposed dissenting shares). Shares of West Coast common stock with respect to which no election is deemed to have been made are referred to as no election shares.

Adjustment on a Prorated Basis

The cash and stock elections are subject to adjustment to ensure that the aggregate amount of cash that would be paid in the merger is equal to the total cash amount. As a result, even if a West Coast shareholder makes a cash election or stock election, such West Coast shareholder may nevertheless receive some stock consideration or some cash consideration, respectively.

Proration Adjustment if Cash Consideration is Oversubscribed

Shares of Columbia common stock may be issued to West Coast shareholders who make cash elections if the total cash amount is oversubscribed, meaning the aggregate cash amount that would be paid in the merger exceeds the total cash amount, in which case:

•	all mixed stock shares, stock election shares and no election shares will be converted into the right to receive the per share stock consideration;

•

all proposed dissenting shares (meaning all shares of West Coast common stock whose holders provide notice of dissent to West Coast prior to the West Coast special meeting and who do not vote in favor of the merger, in the event that dissenters’ rights apply to the merger (as discussed below)) will be deemed, for the purposes of proration, to be converted into the right to receive the per share cash consideration;

•

the exchange agent will select from among the cash election shares, by a pro rata selection process, a sufficient number of shares such that the aggregate cash amount that will be paid in the merger equals as closely as practicable the total cash amount, and all shares so selected will be converted into the right to receive the per share stock consideration (such shares are referred to as stock designated shares);

•	a West Coast shareholder making a cash election will receive:

•	the per share stock consideration for such holder’s shares that are stock designated shares; and

•	the per share cash consideration for such holder’s remaining shares; and

•	all mixed cash shares will be converted into the right to receive the per share cash consideration.

Example of Oversubscription of Total Cash Amount

As an example, assuming that the Purchaser Average Closing Price was equal to $19.44, and the total cash amount is $264,468,650, then the per share consideration would be equal to approximately $23.41 and the aggregate consideration would be equal to approximately $513.5 million, consisting of approximately $264.5 million in cash and 12,809,525 shares of Columbia stock valued at approximately $249.0 million. Under these assumptions, there would be a total of 11,810,061 shares of West Coast common stock exchangeable for cash consideration and 11,120,062 shares of West Coast common stock exchangeable for stock consideration in the merger (assuming all holders of Series B Preferred Stock elect to receive merger consideration, and treating all Class C Warrants and shares of Series B Preferred Stock on a common-equivalent basis).

Assuming that:

•

the number of cash election shares and mixed cash shares (and proposed dissenting shares, in the event that dissenters’ rights apply) combined is equal to 14,000,000, which would require the payment of approximately $327.8 million in cash (14,000,000*$23.41) (in other words, there is only approximately $264.5 million in total cash consideration, but based on the elections received approximately $327.8 million in cash would be paid in the merger), then a West Coast shareholder that has made a valid cash election with respect to 1,000 shares of West Coast common stock would receive the per share stock consideration with respect to 156 shares (as rounded to the nearest whole share) of West Coast common stock and the per share cash consideration with respect to the remaining 844 shares (as rounded to the nearest whole share) of West Coast common stock. Therefore, that West Coast shareholder would receive 188 shares (as rounded to the nearest whole share) of Columbia common stock and approximately $19,749 in cash (as rounded to the nearest dollar). This example does not reflect any cash that may be paid in lieu of fractional shares of Columbia common stock.

Proration Adjustment if Cash Consideration is Undersubscribed

West Coast shareholders who make stock elections may receive cash in respect of some of their shares if the total cash amount is undersubscribed, meaning the aggregate cash amount that would be paid in the merger is less than the total cash amount, in which case:

•	all cash election shares and mixed cash shares will be converted into the right to receive the per share cash consideration;

•	all proposed dissenting shares will be deemed, for the purposes of proration, to be converted into the right to receive the per share cash consideration;

•

the exchange agent will select first from among the no election shares and then (if necessary) from among the stock election shares, by a pro rata selection process, a sufficient number of shares such that the aggregate cash amount that will be paid in the merger equals as closely as practicable the total cash amount (such shares are referred to as cash designated shares);

•	a West Coast shareholder making a stock election will receive:

•	the per share cash consideration for such holder’s shares that are cash designated shares; and

•	the per share stock consideration for such holder’s remaining shares;

•	all mixed stock shares and all no election shares that are not cash designated shares will be converted into the right to receive the per share stock consideration; and

•	all no election shares that are cash designated shares will be converted into the right to receive the per share cash consideration.

Examples of Undersubscription of Total Cash Amount

As an example, assuming that the Purchaser Average Closing Price was equal to $19.44, and the total cash amount is $264,468,650, then the per share consideration would be equal to approximately $23.41 and the aggregate consideration would be equal to approximately $513.5 million, consisting of approximately $264.5 million in cash and 12,809,525 shares of Columbia stock valued at approximately $249.0 million. Under these assumptions, there would be a total of 11,810,061 shares of West Coast common stock exchangeable for cash consideration and 11,120,062 shares of West Coast common stock exchangeable for stock consideration in the merger (assuming all holders of Series B Preferred Stock elect to receive merger consideration, and treating all Class C Warrants and shares of Series B Preferred Stock on a common-equivalent basis).

Scenario 1: Undersubscription of total cash amount and only no election shares are prorated into receiving cash consideration:

Assuming that:

•

the number of cash election shares and mixed cash shares (and proposed dissenting shares, in the event that dissenters’ rights apply) combined is equal to 10,000,000, which would require the payment of approximately $234.1 million in cash (10,000,000*$23.41) (in other words, there is approximately $264.5 million in total cash consideration, but based on the number of elections received only approximately $234.1 million in cash would be paid in the merger),

•

the number of stock election shares and mixed stock shares combined is equal to 8,000,000, which would require the payment of approximately $187.3 million in Columbia common stock (8,000,000*$23.41), and

•	there are 4,930,123 no election shares, which would require the payment of approximately $115.4 million (4,930,123*$23.41),

then a West Coast shareholder that has not made a valid election prior to the election deadline with respect to 1,000 shares of West Coast common stock would receive the per share stock consideration with respect to 633 shares (as rounded to the nearest whole share) of West Coast common stock and the per share cash consideration with respect to the remaining 367 shares (as rounded to the nearest whole share) of West Coast common stock. Therefore, that West Coast shareholder would receive 762 shares (as rounded to the nearest whole share) of Columbia common stock and approximately $8,595 in cash (as rounded to the nearest dollar). In this example, all stock election shares would receive the per share stock consideration.

Scenario 2: Undersubscription of total cash amount and both no election shares and stock election shares are prorated into receiving cash consideration

Assuming instead that

•	the number of cash election shares and mixed cash shares (and proposed dissenting shares, in the event that dissenters’ rights apply) combined is equal to 4,000,000, which would require the payment of approximately $93.6 million in cash (4,000,000*$23.41) (in other words, there is approximately $264.5 million in total cash consideration, but based on the number of elections received only approximately $93.6 million in cash would be paid in the merger),

•	the number of mixed stock shares is equal to 6,000,000, which would require the payment of approximately $140.5 million in Columbia common stock (6,000,000*$23.41),

•	the number of stock election shares is equal to 6,000,000, which would require the payment of approximately $140.5 million in Columbia common stock (6,000,000*$23.41), and

•	there are 6,930,123 no election shares, which would require the payment of approximately $162.2 million (6,930,123*$23.41),

then a West Coast shareholder that has not made a valid election prior to the election deadline with respect to 1,000 shares of West Coast common stock would receive the per share cash consideration with respect to all 1,000 shares. Therefore, that West Coast shareholder would receive approximately $23,411 in cash (as rounded to the nearest dollar).

In this same case, a West Coast shareholder that has made a valid stock election with respect to 1,000 shares of West Coast common stock would receive the per share stock consideration with respect to 853 shares (as rounded to the nearest whole share) of West Coast common stock and the per share cash consideration with respect to the remaining 147 shares (as rounded to the nearest whole share) of West Coast common stock. Therefore, that West Coast shareholder would receive 1,028 shares (as rounded to the nearest whole share) of Columbia common stock and approximately $3,433 in cash (as rounded to the nearest dollar). These examples do not reflect any cash that may be paid in lieu of fractional shares of Columbia common stock.

No Adjustment if Cash Consideration is Sufficiently Subscribed

If the aggregate cash amount that would be paid in the merger is equal or nearly equal to the total cash amount, then:

•	a West Coast shareholder making a cash election will receive the per share cash consideration for each share of West Coast common stock held by such holder;

•	a West Coast shareholder making a stock election will receive the per share stock consideration for each share of West Coast common stock held by such holder;

•	all mixed cash shares will be converted into the right to receive the per share cash consideration; and

•	all mixed stock shares and no election shares will be converted into the right to receive the per share stock consideration.

Conversion of Shares; Exchange of Certificates; Elections as to Form of Consideration

The conversion of West Coast common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. As soon as reasonably practicable after the effective time of the merger, the exchange agent will exchange certificates representing shares of West Coast common stock for merger consideration to be received in the merger pursuant to the terms of the merger agreement.

Election Statement

An election statement is being distributed by the exchange agent which will allow West Coast shareholders (and, as described below, holders of Series B Preferred Stock and holders of Class C Warrants) to make a cash, stock or mixed election, or to make no election with respect to the type of merger consideration they wish to receive.

Holders of West Coast common stock, Series B Preferred Stock, or Class C Warrants who wish to elect the type of merger consideration they will receive in the merger should carefully review and follow the instructions set forth in the election statement. West Coast shareholders who hold their shares in “street name” should follow their broker’s instructions for making an election with respect to such shares. All election statements must be received by the exchange agent by 5:00 p.m., Pacific Time, on the day prior to the fifth business day before the completion of the merger. This date is referred to as the election deadline. Shares of West Coast common stock, Series B Preferred Stock, and Class C Warrants as to which the holder has not made a valid election prior to the election deadline will be treated as though they had not made an election.

NOTE: The actual election deadline is not currently known. Columbia and West Coast will issue a press release announcing the date of the election deadline at least five business days before that deadline. Additionally, Columbia and West Coast will post the date of the election deadline on their respective web sites, also at least five business days before that deadline.

To make an election, a holder of West Coast common stock, Series B Preferred Stock, or Class C Warrants must submit a properly completed election statement so that it is actually received by the exchange agent at or prior to the election deadline in accordance with the instructions on the election statement. Neither West Coast nor Columbia is under any obligation to notify any holder of defects in such holder’s election statement.

Generally, an election may be revoked or changed, but only by written notice received by the exchange agent prior to the election deadline. If an election is revoked and unless a subsequent properly executed election statement is actually received by the exchange agent at or prior to the election deadline, the holder having revoked the election will be deemed to have made no election with respect to his or her shares of West Coast common stock, Series B Preferred Stock, or Class C Warrants.

Holders will not be entitled to revoke or change their elections following the election deadline. As a result, holders who have made elections will be unable to revoke their elections.

Shares of West Coast common stock, Series B Preferred Stock, or Class C Warrants as to which the holder has not made a valid election prior to the election deadline, including as a result of revocation, will be deemed to have made no election. If it is determined that any purported cash election, stock election or mixed election was not properly made, the purported election will be deemed to be of no force or effect and the holder making the purported election will be deemed not to have made an election for these purposes, unless a proper election is subsequently made on a timely basis.

Letters of Transmittal

Within five business days after the completion of the merger, the exchange agent will send a letter of transmittal and instructions for surrendering certificates or book-entry shares in exchange for the merger consideration, any cash in lieu of fractional shares of Columbia common stock (as described below), and any dividends or distributions to which a holder may be entitled (as described below), to each holder of record of certificates or book-entry shares which, immediately prior to the completion of the merger, represented shares of West Coast common stock, whose shares were converted into the right to receive the merger consideration, as well as to each holder of record of certificates or book-entry shares which, immediately prior to the completion of the merger, represented West Coast restricted shares, Series B Preferred Stock or Class C Warrants that were converted (in the case of Series B Preferred Stock and Class C Warrants, at the election of such holders) into the right to receive the merger consideration.

If a certificate for West Coast common stock, Series B Preferred Stock, or Class C Warrants has been lost, stolen or destroyed, the exchange agent will issue the consideration properly payable under the merger agreement upon receipt of an affidavit as to that loss, theft or destruction and, if requested by the exchange agent, the posting of a bond to indemnify the exchange agent against any claim that may be made against it with respect to such certificate.

Cash in Lieu of Fractional Shares

No fractional shares of Columbia common stock will be issued upon the surrender of certificates or book-entry shares for exchange, and no dividend or distribution with respect to Columbia common stock will be payable on or with respect to any fractional share, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a shareholder of Columbia. In lieu of the issuance of any such fractional share, Columbia will pay to each former shareholder of West Coast who otherwise would be entitled to receive such fractional share an amount in cash (rounded to the nearest cent) determined by multiplying (i) the Purchaser Average Closing Price by (ii) the fraction of a share (after taking into account all shares of West Coast common stock held by such holder at the effective time of the merger and rounded to the nearest thousandth when expressed in decimal form) of Columbia common stock which such holder would otherwise be entitled to receive.

Dividends and Distributions

Until certificates or book-entry shares representing shares of West Coast common stock, Series B Preferred Stock, or Class C Warrants are surrendered for exchange, any dividends or other distributions with a record date after the effective time of the merger with respect to Columbia common stock into which such shares of West Coast common stock, Series B Preferred Stock, or Class C Warrants may have been converted will not be paid. Following surrender of any such certificates or book-entry shares, the record holder thereof will be entitled to receive, without interest, any dividends or other distributions with a record date after the effective time of the merger payable with respect to the whole shares of Columbia common stock represented by such certificates or book-entry shares and paid prior to the surrender date, and at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of Columbia common stock represented by such certificates or book-entry shares with a record date after the effective time of the merger but before the surrender date and with a payment date after the issuance of Columbia common stock issuable with respect to such certificates or book-entry shares.

After the effective time of the merger, there will be no transfers on the stock transfer books of West Coast of any shares of West Coast common stock, West Coast restricted shares, Series B Preferred Stock whose holders have elected to convert such shares, and Class C Warrants whose holders have exercised such warrants, other than to settle transfers that occurred prior to the effective time of the merger. If certificates representing such shares are presented for transfer after the completion of the merger, they will be cancelled and exchanged for the merger consideration into which the shares represented by that certificate have been converted.

Dissenting Shares

Under § 60.554(3) of the Oregon Business Corporation Act (“OBCA”), West Coast shareholders will not be entitled to dissenters’ rights of appraisal if their shares are registered on a national securities exchange on the record date for the West Coast special meeting. Because shares of West Coast common stock are currently registered on a national securities exchange, and we expect them to continue to be so registered until the completion of the merger, we do not expect that holders of West Coast common stock will be entitled to dissenters’ rights under Oregon law.

In the event that shares of West Coast common stock are not registered on a national securities exchange on the record date of the West Coast special meeting and dissenters’ rights apply, each share of West Coast common stock as to which the holder has properly taken all steps necessary to exercise dissenters’ rights under §§ 60.551 – 60.594 of the OBCA will be converted into the rights provided under Oregon law, unless the holder thereof withdraws his or her demand for payment, or fails to perfect such holder’s dissenters’ rights under Oregon law, in which case each such share will be deemed to have been converted at the effective time of the merger into the right to receive the per share cash consideration, without any interest.

Under the OBCA, shareholders who have the right to dissent and who comply with the applicable statutory procedures are entitled to receive a judicial appraisal of the fair value of their shares (excluding any appreciation or depreciation in anticipation of the merger, unless exclusion would be inequitable) and to receive payment of such fair value in cash, together with accrued interest. Any such judicial determination of the fair value of West Coast common stock could be based upon factors other than, or in addition to, the price per share paid in the merger or the market value of the shares of West Coast common stock. The value so determined could be more or less than the price per share to be paid in the merger. Failure to follow the steps required by the OBCA for perfecting dissenters’ rights may result in the loss of such rights. This summary is not a complete statement of all applicable requirements and is qualified in its entirety by reference to §§ 60.551 – 60.594 of the OBCA, which are reproduced in their entirety as Appendix D to this document. In the event that shares of West Coast common stock cease to be registered on a national securities exchange on the record date of the West Coast special meeting and dissenters’ rights apply, shareholders are urged to read §§ 60.551 – 60.594 of the OBCA.

Regulatory Approvals Required for the Merger

Each of Columbia and West Coast has agreed to use its reasonable best efforts to obtain all regulatory approvals required to complete the merger and the other transactions contemplated by the merger agreement. These approvals include approval from the Federal Reserve Board and the Oregon Department of Consumer and Business Services, among others. Columbia and West Coast have filed, or are in the process of filing, applications and notifications to obtain these regulatory approvals.

Federal Reserve Board. The transactions contemplated by the merger agreement are subject to approval by the Federal Reserve Board pursuant to the Bank Holding Company Act of 1956, as amended.

Additional Regulatory Approvals and Notices. The transactions contemplated by the merger agreement are also subject to approval by the Oregon Department of Consumer and Business Services and notifications may be filed with various other regulatory agencies.

There can be no assurances that such approvals will be received on a timely basis, or as to the ability of Columbia and West Coast to obtain the approvals on satisfactory terms or the absence of litigation challenging such approvals. There can likewise be no assurances that U.S. or state regulatory authorities will not attempt to challenge the merger on antitrust grounds or for other reasons, or, if such a challenge is made, as to the result of such challenge. The parties’ obligations to complete the transactions contemplated by the merger agreement are subject to a number of conditions, including the receipt of all requisite regulatory approvals.

Accounting Treatment

In accordance with current accounting guidance, the merger will be accounted for using the acquisition method. The result of this is that the recorded assets and liabilities of Columbia will be carried forward at their recorded amounts, the historical operating results will be unchanged for the prior periods being reported on and that the assets and liabilities of West Coast will be adjusted to fair value at the date of the merger. In addition, all identified intangibles will be recorded at fair value and included as part of the net assets acquired. To the extent that the purchase price, consisting of cash plus the number of shares of Columbia common stock to be issued to former West Coast shareholders, holders of Series B Preferred Stock and holders of Class C Warrants at fair value, exceeds the fair value of the net assets including identifiable intangibles of West Coast at the merger date, that amount will be reported as goodwill. In accordance with current accounting guidance, goodwill will not be amortized but will be evaluated for impairment annually. Identified intangibles will be amortized over their estimated lives. Further, the acquisition method of accounting results in the operating results of West Coast being included in the operating results of Columbia beginning from the date of completion of the merger.

Public Trading Markets

Columbia common stock is listed on the Nasdaq Global Select Market under the symbol “COLB.” West Coast common stock is listed on the Nasdaq Global Select Market under the symbol “WCBO.” Upon completion of the merger, West Coast common stock will be delisted from the Nasdaq Global Select Market and thereafter will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Columbia common stock issuable in the merger will be listed on the Nasdaq Global Select Market.

Resale of Columbia Common Stock

All shares of Columbia common stock received by West Coast shareholders, holders of Series B Preferred Stock and holders of Class C Warrants in the merger will be freely tradable for purposes of the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act, except for shares of Columbia common stock received by any such holder who becomes an “affiliate” of Columbia after completion of the merger. This document does not cover resales of shares of Columbia common stock received by any person upon completion of the merger, and no person is authorized to make any use of this document in connection with any resale.

Background of the Merger

The management of West Coast has from time to time explored and assessed, and has discussed with the West Coast board of directors, various strategic options potentially available to West Coast. These strategic discussions have focused on, among other things, the business environment facing financial institutions generally and West Coast in particular, as well as conditions and ongoing consolidation in the financial services industry.

Columbia’s management and board of directors also regularly review the financial services industry environment, including the trend towards consolidation in the industry, and periodically discuss ways in which to enhance Columbia’s competitive position, including through the possible acquisition of another financial institution.

Over the years, the respective management teams of West Coast and Columbia have engaged in discussions concerning developments and trends in the Pacific Northwest banking industry and other matters, and have frequently attended the same industry conferences. In early 2012, Robert D. Sznewajs, President and Chief Executive Officer of West Coast, spoke with Melanie J. Dressel, the President and Chief Executive Officer of Columbia, regarding general industry and business matters. In the course of these conversations, Ms. Dressel expressed interest in discussing a potential strategic transaction between the two companies. Also during the same time period, Mr. Sznewajs had conversations with other financial institutions that had expressed interest in discussing a potential strategic transaction with West Coast.

As part of the West Coast board of directors’ ongoing consideration and evaluation of West Coast’s long-term prospects and strategies, an executive session of the board of directors of West Coast was convened in late March 2012 to discuss strategic developments and opportunities potentially available to West Coast. At this meeting, the board of directors of West Coast also discussed the recent conversations Mr. Sznewajs had with Ms. Dressel and other institutions that had expressed interest in a potential transaction with West Coast. During this meeting, the members of West Coast’s board of directors discussed their preliminary views of possible valuations that might be applied to West Coast in a potential strategic transaction. Following this discussion, the board of directors determined that Mr. Sznewajs should continue to engage in preliminary conversations with potentially interested strategic partners. The board of directors also determined that it should engage a financial advisor to assist in the strategic review which it intended to undertake.

Over the course of the next month, Mr. Sznewajs continued to have exploratory conversations with Columbia. These conversations remained preliminary in nature. During this time, in the interest of their continuing discussions, West Coast and Columbia executed a confidentiality agreement under which each party agreed to maintain the confidentiality of any evaluation material provided by the other. During this period, Mr. Sznewajs also had discussions with representatives of Sandler O’Neill + Partners concerning the board of directors’ March strategic review and consideration of a possible strategic transaction with another financial institution.

In late April 2012, an executive session of the board of directors of West Coast was convened to discuss, among other matters, the status of West Coast’s exploratory discussions concerning a possible strategic transaction. At this meeting, the board of directors of West Coast determined to engage Sandler O’Neill to assist in the continued exploration and consideration of potential strategic alternatives available to West Coast.

Over the course of the next several weeks, Mr. Sznewajs continued to engage in informal discussions with Columbia. During this period, Columbia communicated a preliminary indication of interest in merging with West Coast in a stock and cash transaction, and an interest in conducting a more detailed due diligence investigation of West Coast. Columbia’s initial indication of interest contemplated aggregate consideration consisting of $246,600,949 in cash and 12,517,815 shares of Columbia common stock, with a total value (based on an assumed per share price of Columbia stock of $19.03) equal to $484,814,968. During this same period, Sandler O’Neill also received inquiries from two additional financial institutions expressing interest in a possible strategic transaction with West Coast.

In late May 2012, an executive session of the board of directors of West Coast was convened to discuss recent developments with respect to the exploratory review of strategic alternatives potentially available to West Coast, as well as the preliminary indication of interest submitted by Columbia. Sandler O’Neill reviewed the key terms of and assumptions underlying this indication with the West Coast board of directors. Mr. Sznewajs and Sandler O’Neill also discussed with the board of directors the preliminary inquiries recently made by two of the other financial institutions that had expressed interest in discussing a potential strategic transaction with West Coast. The board of directors directed that Mr. Sznewajs and Sandler O’Neill should continue conversations with Columbia to obtain improved indicative economic terms, and pursue further discussions with the two other financial institutions in an effort to understand the indicative economic terms, if any, on which these other institutions might propose to pursue a transaction.

Thereafter, Sandler O’Neill contacted the two other financial institutions at the direction of the West Coast board to ascertain their level of interest in a potential transaction. Each of such institutions responded with a preliminary indicative range of interest, subject to due diligence and other conditions. West Coast executed customary confidentiality and standstill agreements with each of the two other potentially interested financial institutions, and following such execution such financial institutions were provided certain diligence materials on behalf of West Coast. West Coast and its representatives continued to have periodic discussions with each of these institutions over the subsequent weeks, but no definitive transaction proposal resulted. The economic and other terms of the preliminary indication of interest provided by each of the two financial institutions were, on the whole, less compelling than those which had been previously provided by Columbia.

Also at the direction of the board of West Coast, Sandler O’Neill contacted Columbia to convey the board’s view that the initial indication of interest from Columbia was inadequate, and to seek improved terms and certainty around conditions and other material terms to a proposed transaction. Following a meeting and at the direction of its board of directors, Columbia responded with an enhanced proposal to acquire West Coast for aggregate consideration which constituted an approximate 2.3% increase over the May proposal. Columbia’s enhanced proposal contemplated aggregate consideration consisting of $252,347,637 in cash and 12,809,525 shares of Columbia common stock, with a total value (based on an assumed per share price of Columbia stock of $19.03) equal to $496,112,898.

Mr. Sznewajs and Sandler O’Neill regularly updated the West Coast board of directors throughout this time period on continuing conversations with the interested parties. In addition, in late June 2012, the board of directors of West Coast met in executive session to receive a formal update on developments in discussions around a potential transaction, including on the improved terms of the Columbia indication of interest. Following extensive discussion, the West Coast board of directors authorized and directed Mr. Sznewajs and the Company’s advisors to continue meeting with Columbia in an effort to reach an understanding of the definitive terms on which a definitive transaction could be agreed.

Over the course of the subsequent weeks, representatives of West Coast and Columbia conducted mutual due diligence involving senior executives from both companies as well as their outside legal and financial advisors. During this time, the parties and their outside counsel began discussing the material terms on which a transaction could be reached, including the conditions to a potential transaction and other significant provisions. In the course of these conversations Columbia indicated, among other things, that its indication of interest was contingent upon the execution of voting and support agreements by three major shareholders of West Coast, as well as West Coast directors. Columbia also expressed a willingness to appoint one current member of the West Coast board of directors to the Columbia board of directors following the completion of the transaction.

Throughout this time, Mr. Sznewajs continued to update the West Coast board of directors on the course of discussions with Columbia. Following several weeks of discussions between West Coast and Columbia, and based on these updates, the consensus of the West Coast board of directors was that Mr. Sznewajs and West Coast’s advisors should attempt to seek a further enhancement of the economic terms of the proposed transaction. Further discussions thereafter ensued between West Coast and Columbia, and as a result of these discussions, the parties agreed to recommend to their respective boards of directors a transaction in which Columbia would acquire West Coast for aggregate consideration for all West Coast common shares and common share equivalents (including West Coast’s outstanding warrants and preferred stock) consisting of 12,809,525 shares of Columbia common stock and $264,468,650 in cash (subject to increase under certain circumstances), with West Coast shareholders having the option to elect to receive cash, stock, or a unit consisting of a mix of cash and stock (subject to proration adjustments). This aggregate consideration was approximately 2.5% above the amount offered by Columbia in its prior enhanced offer. The parties had during the same time period continued finalizing the definitive terms of the merger agreement and the other transaction agreements, as well as continuing mutual confirmatory due diligence.

On September 24, 2012, Columbia’s board of directors met to consider the proposed transaction. Attending the meeting were representatives of Columbia’s management, Columbia’s legal counsel, Graham & Dunn PC, and KBW, Columbia’s financial advisor. Columbia’s management provided information regarding operational and financial considerations relating to the proposed consolidation of the businesses of Columbia and West Coast, and provided a review of West Coast’s loans and loan policies based on Columbia’s due diligence review as well as a review conducted by an outside loan quality review firm.

Graham & Dunn reviewed the fiduciary duties and responsibilities of the board of directors in considering the proposed transaction, provided the board of directors with an overview of the legal due diligence conducted by it, and summarized the merger agreement and related agreements. KBW reviewed certain financial aspects of the proposed transaction, and rendered its oral opinion, confirmed in a letter dated September 25, 2012, that as of such date and based on the qualifications and assumptions set forth in its written opinion, the aggregate merger consideration to be paid by Columbia pursuant to the merger agreement was fair to Columbia from a financial point of view. See “The Merger—Opinion of Financial Advisor to Columbia.”

Following these presentations, reviews and a discussion among Columbia’s board of directors, including consideration of the factors described under “—Recommendation of the Columbia Board of Directors and Reasons for the Merger,” Columbia’s board of directors determined that it is in the best interest of Columbia and its shareholders to proceed with the merger, and unanimously approved the merger agreement and the transactions contemplated by the merger agreement.

On September 25, 2012, the board of directors of West Coast met to consider the proposed transaction, together with representatives of management, Sandler O’Neill and Wachtell, Lipton, Rosen & Katz, special counsel to West Coast. During the meeting, West Coast management detailed the reports of the company’s due diligence review of Columbia. Sandler O’Neill reviewed with the board of directors additional information, including the financial terms of the proposed transaction, information regarding peer companies and comparable transactions, and a net present value analysis of West Coast and Columbia. Sandler O’Neill rendered to the West Coast board of directors its oral opinion (subsequently confirmed in writing), as described under “—Opinion of West Coast’s Financial Advisor,” that, as of September 25, 2012, and based on the qualifications and assumptions set forth in its opinion, the merger consideration was fair to the holders of West Coast common stock from a financial point of view.

Representatives of Wachtell, Lipton, Rosen & Katz, legal advisors to West Coast, discussed with the West Coast board of directors the legal standards applicable to its decisions and actions with respect to its evaluation of

Columbia’s merger proposal, and reviewed the proposed merger agreement and the related agreements, including the various voting agreements to be entered into by the directors of Columbia, certain directors of West Coast, and three of the principal minority shareholders of West Coast, specifically MFP Partners, L.P., GF Financial, L.L.C. and Castle Creek Capital Partners IV, LP (as described under “The Merger Agreement—Related Agreements”).

Following these discussions, and review and discussion among the members of the West Coast board of directors, including consideration of the factors described under “—Recommendation of the West Coast Board of Directors and Reasons for the Merger,” the West Coast board of directors determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are advisable for, fair to and in the best interests of West Coast and its shareholders, and the directors voted unanimously to adopt the merger agreement.

Following completion of the September 25 board meeting, the merger agreement and related agreements were executed and delivered and the transaction was announced on the morning of September  26, 2012, in a press release issued jointly by Columbia and West Coast.

Recommendation of the West Coast Board of Directors and Reasons for the Merger

In reaching its decision to adopt and approve the merger agreement and recommend that West Coast shareholders approve the merger agreement, the West Coast board of directors consulted with West Coast’s management, as well as its legal and financial advisors, and considered a number of factors, including:

•

its knowledge of West Coast’s business, operations, financial condition, asset quality, earnings and prospects, and of Columbia’s business, operations, financial condition, asset quality, earnings and prospects, taking into account the presentations made by Columbia officers, the results of West Coast’s due diligence review of Columbia, and information provided by West Coast’s financial advisor;

•

its knowledge of the current environment in the financial services industry, including national, regional and local economic conditions and the interest rate environment, continued consolidation, increased operating costs resulting from regulatory initiatives and compliance mandates, increasing nationwide and global competition, the current environment for community banks, particularly in Oregon, Washington and the Pacific Northwest, and current financial market conditions and the likely effects of these factors on the companies’ potential growth, development, productivity and strategic options, and the historical market prices of West Coast and Columbia common stock;

•

its belief that combining the two companies would create a larger and more diversified financial institution that is both better equipped to respond to economic and industry developments and better positioned to develop and build on its strong market share in Oregon, Washington, and the Pacific Northwest;

•

the complementary aspects of West Coast’s and Columbia’s businesses, including customer focus, geographic coverage, business orientation and compatibility of the companies’ management and operating styles;

•	its understanding of Columbia’s commitment to enhancing its strategic position in both the States of Oregon and Washington;

•

the potential expense-saving and revenue-enhancing opportunities in connection with the merger, the related potential impact on the combined company’s earnings and the fact that the nature of the merger consideration would give former West Coast shareholders the opportunity to participate as Columbia shareholders in the benefits of such savings opportunities and the future performance of the combined company generally;

•

Columbia’s successful track record and West Coast’s board of directors’ belief that the combined enterprise would benefit from Columbia’s ability to take advantage of economies of scale and grow in the current economic environment, making Columbia an attractive partner for West Coast;

•

its assessment of the likelihood that the merger would be completed in a timely manner and that the management team of the combined company would be able to successfully integrate and operate the businesses of the combined company after the merger;

•

the financial analyses presented by Sandler O’Neill to the West Coast board of directors, and the opinion dated as of September 25, 2012, delivered to West Coast by Sandler O’Neill to the effect that, as of that date, and subject to and based on the qualifications and assumptions set forth in the opinion, the consideration to be received by the holders of common stock of West Coast in the merger was fair, from a financial point of view, to such shareholders;

•

the financial terms of the merger, including the fact that, based on the closing price on the Nasdaq Global Select Market of Columbia common stock on September 25, 2012 (the last trading day prior to the execution and announcement of the merger agreement), and based on the right of West Coast shareholders to elect (subject to proration) to receive cash or Columbia common stock or a unit comprised of a mix of cash and Columbia common stock, the per share merger consideration as of September 25, 2012, represented an approximate 14.5 percent premium over the closing price of West Coast shares on the Nasdaq Global Select Market as of that date, a multiple to adjusted tangible book value per share of 150 percent and a premium to core deposits of 9.9 percent;

•

the structure of the merger and the terms of the merger agreement, including: the fact that West Coast shareholders would have the right to elect to receive the merger consideration either in cash, Columbia common stock, or a unit comprised of a mix of cash and Columbia common stock (subject to adjustment), the no-solicitation and shareholder approval covenants, the termination fee provisions, and the ability of the West Coast board of directors, under certain circumstances, to withdraw or materially and adversely modify its recommendation to West Coast shareholders, and to terminate the merger agreement in order to enter into a definitive agreement with respect to a superior proposal (subject to payment of a $20 million termination fee);

•

the expectation that the merger of a wholly owned subsidiary of Columbia with and into West Coast, with West Coast continuing as the surviving corporation, and the subsequent merger of the surviving corporation with and into Columbia, taken together, would qualify as a “reorganization” for United States federal income tax purposes; and

•

the regulatory and other approvals required in connection with the merger and the likelihood that such approvals would be received in a timely manner and without unacceptable conditions. Further, because the issuance of Columbia common stock in connection with the merger would require approval of Columbia’s shareholders, the West Coast board of directors also considered that Columbia’s directors have agreed to vote their shares of Columbia common stock in favor of the merger.

The West Coast board of directors also considered potential risks and a variety of potentially negative factors in connection with its deliberations concerning the merger agreement and the merger, including the following material factors:

•	the potential risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the merger;

•

the fact that the interests of some of the directors and officers of West Coast may be different from those of West Coast shareholders, and directors and officers of West Coast may be participants in arrangements that are different from, or are in addition to, those of West Coast shareholders. See the section of this document entitled “Interests of West Coast Directors and Executive Officers in the Merger”;

•

the fact that the merger agreement provides that West Coast may be required to pay a termination fee to Columbia of $20 million if the merger agreement is terminated in certain circumstances, without Columbia having to establish any damages. See the section of this document entitled “The Merger Agreement—Termination; Termination Fee”;

•

the fact that the merger agreement prohibits West Coast and its subsidiaries and their officers, directors, agents, advisors and affiliates from soliciting acquisition proposals or, subject to certain exceptions, engaging in negotiations concerning or providing nonpublic information to any person relating to an acquisition proposal. See the section of this document entitled “The Merger Agreement—No Solicitation”;

•

the fact that, because the number of shares of Columbia common stock to be issued in connection with the merger is fixed, the value of the aggregate and per share merger consideration will fluctuate with the market price of Columbia common stock, and West Coast shareholders could be adversely affected by a decrease in the market price of Columbia common stock during the pendency of the merger;

•

the fact that there can be no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied, including the risk that certain requisite regulatory approvals might not be obtained, and, as a result, the merger may not be consummated, or that governmental entities may impose conditions on the granting of such approvals that could have the effect of delaying completion of the merger or imposing additional costs or limiting the revenues of the combined company following the merger;

•	the risk that the anticipated benefits of the merger may not be realized or may take longer than expected to be realized;

•

the restrictions on the conduct of West Coast’s business prior to the completion of the merger, which, subject to specific exceptions, could delay or prevent West Coast from undertaking business opportunities that may arise or from taking other actions it would otherwise take with respect to the operations of West Coast absent the pending completion of the merger. See the section of this document entitled “The Merger Agreement—Conduct of Business Prior to the Completion of the Merger”; and

•	the fact that West Coast shareholders are not expected to be entitled to exercise any dissenters’ rights in connection with the merger.

The foregoing discussion of the factors considered by the West Coast board of directors is not intended to be exhaustive, but, rather, includes the material factors considered by the West Coast board of directors. In reaching its decision to adopt and approve the merger agreement, and the other transactions contemplated by the merger agreement, the West Coast board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The West Coast board of directors considered all these factors as a whole, including discussions with, and questioning of, West Coast management and West Coast’s financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination. The West Coast board of directors also relied on the experience of Sandler O’Neill, its financial advisor, for analyses of the financial terms of the merger and for its opinion as to the fairness from a financial point of view of the consideration in the merger to West Coast’s shareholders.

For the reasons set forth above, the West Coast board of directors unanimously determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are advisable and in the best interests of West Coast and its shareholders, and unanimously approved and adopted the merger agreement. The West Coast board of directors unanimously recommends that the West Coast shareholders vote “FOR” the approval of the merger agreement, “FOR” the non-binding, advisory approval of the compensation of West Coast’s named executive officers that is based on or otherwise relates to the merger, and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

Opinion of West Coast’s Financial Advisor

By letter dated April 24, 2012, West Coast retained Sandler O’Neill + Partners, L.P., or Sandler O’Neill, to act as financial advisor to West Coast’s board of directors in connection with the board’s review of potential strategic alternatives, including as to a possible business combination with potential counterparties. Sandler O’Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O’Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

Sandler O’Neill acted as financial advisor to the West Coast board of directors in connection with the proposed transaction and participated in certain of the negotiations leading to the execution of the merger agreement. At the September 25, 2012 meeting at which West Coast’s board of directors considered and adopted the merger agreement, Sandler O’Neill delivered to the board its oral opinion, which was subsequently confirmed in writing, that, as of such date, the per share consideration was fair to the holders of West Coast common stock from a financial point of view. The full text of Sandler O’Neill’s opinion is attached as Appendix C to this proxy statement/prospectus. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion. Holders of West Coast common stock are urged to read the entire opinion carefully in connection with their consideration of the proposed merger.

Sandler O’Neill’s opinion speaks only as of the date of the opinion. The opinion was directed to West Coast’s board and is directed only to the fairness of the per share consideration to the holders of West Coast’s common stock from a financial point of view. It does not address the underlying business decision of West Coast to engage in the merger or any other aspect of the merger and is not a recommendation to any holder of West Coast common stock as to how such holder of West Coast common stock should vote at the special meeting with respect to the merger or any other matter. Sandler O’Neill did not express any opinion as to the fairness of the amount or nature of the compensation to be received in the merger by West Coast’s officers, directors, or employees, or class of such persons, relative to the per share consideration to be received by West Coast’s shareholders.

In connection with rendering its opinion dated September 25, 2012, Sandler O’Neill reviewed and considered, among other things:

•	the merger agreement;

•	certain financial statements and other historical financial information of West Coast that Sandler O’Neill deemed relevant;

•	certain financial statements and other historical financial information of Columbia that Sandler O’Neill deemed relevant;

•

certain publicly available analyst estimated earnings per share for the years ending December 31, 2012 and December 31, 2013 and an estimated long-term growth rate for the years thereafter, in each case as discussed with, and confirmed by, senior management of West Coast;

•

publicly available analyst earnings estimates for Columbia for the years ending December 31, 2012, December 31, 2013 and December 31, 2014 and an estimated long-term growth rate for the years thereafter, in each case as discussed with, and confirmed by, senior management of Columbia;

•

the pro forma financial impact of the merger on Columbia based on assumptions relating to transaction expenses, purchase accounting adjustments, cost savings and other synergies as determined by the senior management of Columbia;

•

a comparison of certain financial and other information for West Coast and Columbia with similar publicly available information for certain other commercial banks, the securities of which are publicly traded;

•	the terms and structures of other recent mergers and acquisition transactions in the commercial banking sector;

•	the current market environment generally and in the commercial banking sector in particular; and

•	such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O’Neill considered relevant.

Sandler O’Neill also discussed with certain members of the senior management of West Coast the business, financial condition, results of operations and prospects of West Coast and held similar discussions with the senior management of Columbia regarding the business, financial condition, results of operations and prospects of Columbia.

In performing its reviews and analyses and in rendering its opinion, Sandler O’Neill relied upon the accuracy and completeness of all of the financial and other information that was available to Sandler O’Neill from public sources, that was provided to Sandler O’Neill by West Coast or Columbia or their respective representatives or that was otherwise reviewed by Sandler O’Neill and Sandler O’Neill assumed such accuracy and completeness for purposes of rendering its opinion. Sandler O’Neill further relied on the assurances of the senior management of each of West Coast and Columbia that they were not aware of any facts or circumstances that would make any of such information inaccurate or misleading in any material respect. Sandler O’Neill was not asked to undertake, and did not undertake an independent verification of any of such information and Sandler O’Neill assumes no responsibility or liability for the accuracy or completeness thereof. Sandler O’Neill did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of West Coast or Columbia or any of their subsidiaries. Sandler O’Neill did not make an independent evaluation of the adequacy of the allowance for loan losses of West Coast and Columbia and Sandler O’Neill did not review any individual credit files relating to West Coast or Columbia. Sandler O’Neill assumed that the respective allowances for loan losses for West Coast and Columbia are adequate to cover such losses.

With respect to the publicly available earnings and long-term growth rate projections for West Coast and Columbia used by Sandler O’Neill in its analyses, the senior managements of West Coast and Columbia confirmed to Sandler O’Neill that those projections reflected the best currently available estimates and judgments of such respective managements of the respective future financial performances of West Coast and Columbia. With respect to the purchase accounting adjustments, cost savings and other synergies determined by the senior management of Columbia, such management confirmed that they reflected the best currently available estimates. Sandler O’Neill expresses no opinion as to such financial projections or estimates or the assumptions on which they are based. Sandler O’Neill has also assumed that there has been no material change in the assets, financial condition, results of operations, business or prospects of West Coast and Columbia since the date of the most recent financial data made available to Sandler O’Neill.

Sandler O’Neill assumed in all respects material to its analysis that West Coast and Columbia would remain as going concerns for all periods relevant to Sandler O’Neill’s analyses, that all of the representations and warranties contained in the merger agreement are true and correct in all material respects, that each party to the merger agreement will perform in all material respects all of the covenants required to be performed by such party under the merger agreement and that the conditions precedent in the merger agreement are not waived. Finally, Sandler O’Neill has expressed no opinion as to any legal, accounting and tax matters relating to the Merger and the other transactions contemplated by the merger agreement.

Sandler O’Neill’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Sandler O’Neill as of, the date of its opinion. Events occurring after the date thereof could materially affect its opinion. Sandler O’Neill has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date of its opinion. Sandler O’Neill expressed no opinion as to the prices at which the common stock of West Coast or Columbia may trade at any time or the impact of the change in price of Columbia common stock on the per share consideration.

In rendering its opinion dated September 25, 2012, Sandler O’Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O’Neill, but is not a complete description of all the analyses underlying Sandler O’Neill’s opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O’Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O’Neill’s comparative analyses described below is identical to West Coast or Columbia and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of West Coast and Columbia and the companies to which they are being compared.

In performing its analyses, Sandler O’Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of West Coast, Columbia and Sandler O’Neill. The analysis performed by Sandler O’Neill is not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Sandler O’Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the West Coast board of directors at the board of directors’ September 25, 2012 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O’Neill’s analyses do not necessarily reflect the value of West Coast’s common stock or the prices at which West Coast’s common stock may be sold at any time. The analyses of Sandler O’Neill and its opinion were among a number of factors taken into consideration by West Coast’s board of directors in making its determination to approve of West Coast’s entry into the merger agreement and the analyses described below should not be viewed as determinative of the decision West Coast’s board of directors or management with respect to the fairness of the merger.

In arriving at its opinion Sandler O’Neill did not attribute any particular weight to any analysis or factor that it considered. Rather, it made qualitative judgments as to the significance and relevance of each analysis and factor. Sandler O’Neill did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinions; rather, Sandler O’Neill made its determination as to the fairness of the per share consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole.

West Coast and Sandler O’Neill completed their analysis utilizing assumptions and methodologies independent of those utilized by Columbia. Accordingly, any resulting difference in methodology is the result of this independent approach.

Summary of Proposal

Sandler O’Neill reviewed the financial terms of the proposed transaction. As described in the merger agreement, West Coast shareholders will have the right to receive, with respect to each of their shares of West Coast common stock, their pro rata share (taking into account Class C Warrants and in-the-money stock options on an as-exercised basis and shares of common stock issuable upon conversion of Series B Preferred Stock (including shares of Series B Preferred Stock issuable upon exercise of Class C Warrants)) of the aggregate consideration, which, subject to adjustment in certain circumstances, consists of $264,468,650 in cash plus the aggregate proceeds received by West Coast from the exercise of stock options between the execution of the merger agreement and the effective time of the merger (less any amounts paid to holders of West Coast stock options exercised during such period), plus the product of 12,809,525 shares of Columbia common stock multiplied by the volume weighted average price of Columbia common stock during the twenty trading day period beginning on the twenty fifth day before the closing of the merger. West Coast shareholders will have the option to elect to receive consideration consisting of either 100% cash, 100% stock (in both cases subject to proration) or a unit consisting of a mix of stock and cash consideration. Based upon 19,294,564 common shares outstanding, warrants for shares of Series B Preferred Stock convertible into 2,400,000 shares of West Coast common stock, with an effective strike price of $10.00 per share of common stock, 63,243 in-the-money options outstanding with a weighted-average strike price of $11.55 and a Columbia trading price of $19.03 as of September 21, 2012, Sandler O’Neill calculated a per share consideration of $23.20 and aggregate consideration of approximately $508.2 million. Based upon financial information as or for the twelve month period ended June 30, 2012, Sandler O’Neill calculated the following transaction ratios:

Transaction Value / Adjusted Book Value Per Share ¹:	151%
Transaction Value / Adjusted Tangible Book Value Per Share ¹:	151%
Transaction Value / Last Twelve Months’ Earnings Per Share ²:	23.2x
Transaction Value / Mean Estimated 2012 Earnings Per Share:	21.5x
Transaction Value / Mean Estimated 2013 Earnings Per Share:	19.8x
Tangible Book Premium to Core Deposits ³:	9.8%
Transaction Value / West Coast Stock Price (Sept. 21, 2012):	12.5%

[1]

Assumes conversion of preferred into 1,213,280 shares of common stock (as per terms of the Series B Preferred Stock) and exercise of warrants into 2,400,000 shares of common stock at $10.00 per share for gross proceeds to West Coast of $24,000,000

[2]

Adjusted to eliminate effect of benefit from deferred tax asset reversal and costs due to FHLB prepayment penalties and branch closure; assumes normalized tax rate of 35% on adjusted pre-tax net income

[3]	Assumes 2.45% in noncore deposits

Certain Prospective Financial Information

In connection with rendering its opinion, Sandler O’Neill relied upon certain prospective financial information for each of West Coast and Columbia. This prospective financial information was based on publicly available analyst estimates and reviewed with West Coast and Columbia management. None of West Coast, Columbia, Sandler O’Neill or any other person makes any representation as to the accuracy of such information or the ultimate performance of West Coast, Columbia or the combined entity compared to the prospective financial information, or assumes any responsibility to shareholders for the accuracy thereof. The inclusion of such prospective financial information in this document should not be regarded as an indication that such information will be predictive of actual future events nor construed as financial guidance, and it should not be relied on as such, and should not be regarded as an indication that any of West Coast, Columbia, Sandler O’Neill or any other person considered, or now considers, this information to be necessarily predictive of actual future results. There can be no assurance that such prospective financial information will be realized or that actual results will not be significantly higher or lower than estimated. Such prospective financial information reflects numerous estimates and assumptions with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to West Coast’s and Columbia’s businesses, all of which are difficult to predict and many of which are beyond the control of West Coast or Columbia. The prospective financial information does not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger, the potential synergies that may be achieved by the combined company as a result of the merger, the effect of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger.

The accompanying prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this joint proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information. Neither West Coast’s nor Columbia’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The following table presents summary selected prospective financial information for the fiscal years ending 2012 through 2016 used in connection with Sandler O’Neill’s analysis. This information was based on publicly available consensus analyst estimates, extrapolated based on an assumed 10% growth rate in earnings per share in 2015 and 2016 for Columbia, and 2014-2016 for West Coast:

Prospective Financial Information for West Coast

Projected Annual Periods Ending:
	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16
Earnings Per Share	$1.08	$1.17	$1.29	$1.41	$1.55
Tangible Book Value Per Share	$16.38	$17.41	$18.54	$19.78	$21.15
Total Dividends Per Share	$0.10	$0.22	$0.24	$0.26	$0.29

Prospective Financial Information for Columbia

Projected Annual Periods Ending:
	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16
Earnings Per Share	$1.14	$1.26	$1.32	$1.45	$1.60
Tangible Book Value Per Share	$15.90	$15.99	$16.08	$16.15	$16.21
Basic Dividends Per Share	$0.34	$0.36	$0.36	$0.36	$0.36
Special Dividends Per Share	$0.80	$0.90	$0.96	$1.09	$1.24
Total Dividends Per Share	$1.14	$1.26	$1.32	$1.45	$1.60

Neither West Coast nor Columbia intends to update or otherwise revise any of such prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such prospective financial information are no longer appropriate. Shareholders are urged to review West Coast’s and Columbia’s most recent SEC filings for a description of risk factors with respect to West Coast’s and Columbia’s businesses. See also the Sections of this document entitled “Where You Can Find More Information,” “Risk Factors,” and “Cautionary Note Regarding Forward-Looking Statements.”

West Coast—Comparable Company Analysis

Sandler O’Neill used publicly available information to compare selected financial information for West Coast and a group of financial institutions as selected by Sandler O’Neill. The West Coast peer group consisted of NASDAQ-traded banks headquartered in Oregon, Washington or California with assets as of the most recently reported period between $1 billion and $20 billion and non-performing assets to total assets ratio less than 5.00%. The group excluded thrifts, merger targets, ethnic-focused banks, and First California Financial Group.

Bank of Marin Bancorp	Pacific Continental Corporation
Banner Corporation	Pacific Premier Bancorp, Inc.
Bridge Capital Holdings	PacWest Bancorp
Columbia Banking System, Inc.	Sterling Financial Corporation
CVB Financial Corp.	Umpqua Holdings Corporation
Heritage Commerce Corp	Washington Banking Company
Heritage Financial Corporation	Westamerica Bancorporation
Heritage Oaks Bancorp

The analysis compared publicly available financial information for West Coast and the mean and median financial and market trading data for the West Coast peer group as of or for the period ended June 30, 2012 with pricing data as of September 21, 2012. The table below sets forth the data for West Coast and the median and mean data for the West Coast peer group.

Comparable Company Analysis

	West Coast	Comparable Group Medians	Comparable Group Means
Total Assets (in millions)	$2,408	$1,664	$3,815
Most Recent Quarter Cost of Deposits	0.09%	0.36%	0.33%
Most Recent Quarter Net Interest Margin	3.91%	4.60%	4.71%
Most Recent Quarter Noninterest Expense divided by Average Assets	3.76%	3.07%	3.10%
Most Recent Quarter Return on Average Assets	1.01%	0.98%	1.06%
Most Recent Quarter Return on Average Equity	7.46%	8.76%	10.52%
Non-Performing Assets / Total Assets	3.05%	2.30%	2.34%
Texas Ratio	21.58%	17.60%	19.21%
Tangible Equity / Tangible Assets	13.62%	11.77%	11.28%
Tier 1 Leverage Ratio	15.55%	11.88%	11.82%
Market Capitalization (in millions)	$398	$238	$606
Price / Tangible Book Value	130%	130%	149%
Price / Last Twelve Months’ Earnings Per Share ¹	20.6x	16.7x	17.4x
Price / Estimated 2012 Earnings Per Share	18.9x	15.0x	15.6x
Price / Estimated 2013 Earnings Per Share	17.5x	15.0x	14.8x
Dividend Yield ²	0.0%	2.2%	1.7%
Three-Month Total Stock Return	7.7%	8.8%	11.7%
One-Year Total Stock Return	45.5%	55.2%	57.3%

[1]

West Coast adjusted to eliminate effect of benefit from deferred tax asset reversal and costs due to FHLB prepayment penalties and branch closure; assumes normalized tax rate of 35% on adjusted pre-tax net income

[2]	Dividend yield includes only normal dividends. For Columbia, including special dividend of $0.21 would result in 6.2% dividend yield.

The following table sets forth individually observed metrics and multiples for the members of the West Coast peer group.

		Most Recent Quarter Profitability					Credit & Capital					Valuation
Company	Total Assets ($mm)	Cost of Deps. (%)	Net Interest Margin (%)	Nonint. Exp. / Avg. Assets (%)	ROAA (%)	ROATE (%)	NPAs / Assets (%)	Texas Ratio (%)	Tang. Equity / Tang. Assets (%)	Tier 1 Lev. Ratio (%)	Market Cap. ($mm)	Price /					Total Return
												Tang. Book Value (%)	Last 12 Months’ EPS (x)	2012e EPS (x)	2013e EPS (x)	Div. Yield¹ (%)	Three Month (%)	One Year (%)
Umpqua Holdings Corporation	11,522	0.36	4.04	3.06	0.82	9.44	1.42	15.35	9.42	11.43	1,464	143	16.0	15.1	14.7	2.8	7.7	54.5
Sterling Financial Corporation	9,600	0.58	3.54	3.72	NM	NM	3.35	24.08	12.30	12.20	1,415	120	NM	NM	17.1	2.6	26.3	81.4
CVB Financial Corp.	6,524	0.13	4.26	1.78	1.45	13.93	1.80	15.05	10.66	11.37	1,268	184	14.1	14.9	12.8	2.8	12.8	63.0
PacWest Bancorp	5,322	0.29	5.65	3.17	1.16	13.88	3.60	32.46	9.28	10.57	893	183	18.4	13.5	12.7	3.0	6.9	69.0
Westamerica Bancorporation	4,953	0.10	4.88	2.34	1.69	22.17	1.20	13.55	8.54	8.43	1,314	321	15.6	16.3	16.7	3.1	6.7	30.2
Columbia Banking System, Inc.	4,789	0.16	5.84	3.07	0.99	8.09	1.74	11.72	13.43	12.88	755	121	13.9	16.6	15.2	1.9	8.8	36.5
Banner Corporation	4,221	0.47	4.24	3.42	NM	NM	3.06	24.27	13.80	15.07	487	104	NM	NM	18.7	0.2	30.1	89.9
Washington Banking Company	1,664	0.47	5.64	3.35	0.68	6.97	3.21	28.38	10.22	11.44	221	130	14.2	13.6	12.5	2.5	6.2	55.2
Bank of Marin Bancorp	1,407	0.17	5.00	2.71	1.39	13.93	2.81	25.06	10.26	10.02	230	160	13.3	11.7	11.7	1.7	18.7	34.8
Heritage Financial Corporation	1,338	0.42	5.09	3.81	0.95	6.84	2.70	17.05	14.04	13.80	220	118	19.6	15.9	15.2	2.2	8.8	45.1
Heritage Commerce Corp	1,325	0.27	3.93	2.84	0.80	6.87	1.25	11.20	12.28	12.75	181	127	22.2	22.6	16.8	0.0	15.4	65.8
Pacific Continental Corporation	1,310	0.43	4.23	2.70	0.96	7.96	2.40	17.98	12.30	12.70	163	103	22.1	14.0	13.5	2.6	8.7	46.9
Bridge Capital Holdings	1,165	0.10	5.25	3.91	1.14	9.76	2.03	15.07	11.77	13.16	238	174	22.0	18.6	16.3	0.0	2.2	67.1
Pacific Premier Bancorp, Inc.	1,065	0.65	4.60	3.02	NM	NM	1.67	17.60	8.78	9.60	96	102	NM	NM	NM	0.0	16.1	53.9
Heritage Oaks Bancorp	1,024	0.38	4.39	3.59	0.75	6.39	2.20	19.39	12.08	11.88	145	148	17.5	14.3	14.0	0.0	0.3	66.5

¹	Dividend yield includes only normal dividends.

Columbia—Comparable Company Analysis

Sandler O’Neill used publicly available information to compare selected financial information for Columbia and a group of financial institutions as selected by Sandler O’Neill. The Columbia peer group consisted of NASDAQ-traded banks headquartered in Oregon, Washington or California with assets as of the most recently reported period between $1 billion and $20 billion and non-performing assets to total assets ratio less than 5.00%. The group excluded thrifts, merger targets, ethnic-focused banks, and First California Financial Group.

Bank of Marin Bancorp	Pacific Premier Bancorp, Inc.
Banner Corporation	PacWest Bancorp
Bridge Capital Holdings	Sterling Financial Corporation
CVB Financial Corp.	Umpqua Holdings Corporation
Heritage Commerce Corp	Washington Banking Company
Heritage Financial Corporation	West Coast Bancorp
Heritage Oaks Bancorp	Westamerica Bancorporation
Pacific Continental Corporation

The analysis compared publicly available financial information for Columbia and the mean and median financial and market trading data for the Columbia peer group as of or for the period ended June 30, 2012 with pricing data as of September 21, 2012. The table below sets forth the data for Columbia and the median and mean data for the Columbia peer group.

Comparable Company Analysis

	Columbia	Comparable Group Medians	Comparable Group Means
Total Assets (in millions)	$4,789	$1,664	$3,657
Most Recent Quarter Cost of Deposits	0.16%	0.36%	0.33%
Most Recent Quarter Net Interest Margin	5.84%	4.39%	4.58%
Most Recent Quarter Noninterest Expense divided by Average Assets	3.07%	3.17%	3.15%
Most Recent Quarter Return on Average Assets	0.99%	0.98%	1.07%
Most Recent Quarter Return on Average Equity	8.09%	8.70%	10.47%
Non-Performing Assets / Total Assets	1.74%	2.55%	2.43%
Texas Ratio	11.72%	17.98%	19.87%
Tangible Equity / Tangible Assets	13.43%	11.77%	11.29%
Tier 1 Leverage Ratio	12.88%	11.88%	12.00%
Market Capitalization (in millions)	$755	$238	$582
Price / Tangible Book Value	121%	130%	150%
Price / Last Twelve Months’ Earnings Per Share	13.9x	17.9x	17.9x
Price / Estimated 2012 Earnings Per Share	16.6x	15.0x	15.8x
Price / Estimated 2013 Earnings Per Share	15.2x	15.0x	15.0x
Dividend Yield ¹	1.9%	2.2%	1.6%
Three-Month Total Return	8.8%	8.7%	11.6%
One-Year Total Return	36.5%	55.2%	57.9%

[1]	Dividend yield includes only normal dividends. For Columbia, including special dividend of $0.21 would result in 6.2% dividend yield.

The following table sets forth individually observed metrics and multiples for the members of the Columbia peer group.

Company	Total Assets ($mm)	Most Recent Quarter Profitability					Credit & Capital				Market Cap. ($mm)	Valuation
		Cost of Deps. (%)	Net Interest Margin (%)	Nonint. Exp. / Avg. Assets (%)	ROAA (%)	ROATE (%)	NPAs / Assets (%)	Texas Ratio (%)	Tang. Equity / Tang. Assets (%)	Tier 1 Lev. Ratio (%)		Price /				Div. Yield¹ (%)	Total Return
												Tang. Book Value (%)	Last 12 Months’ EPS (x)	2012e EPS (x)	2013e EPS (x)		Three Month (%)	One Year (%)
Umpqua Holdings Corporation	11,522	0.36	4.04	3.06	0.82	9.44	1.42	15.35	9.42	11.43	1,464	143	16.0	15.1	14.7	2.8	7.7	54.5
Sterling Financial Corporation	9,600	0.58	3.54	3.72	NM	NM	3.35	24.08	12.30	12.20	1,415	120	NM	NM	17.1	2.6	26.3	81.4
CVB Financial Corp.	6,524	0.13	4.26	1.78	1.45	13.93	1.80	15.05	10.66	11.37	1,268	184	14.1	14.9	12.8	2.8	12.8	63.0
PacWest Bancorp	5,322	0.29	5.65	3.17	1.16	13.88	3.60	32.46	9.28	10.57	893	183	18.4	13.5	12.7	3.0	6.9	69.0
Westamerica Bancorporation	4,953	0.10	4.88	2.34	1.69	22.17	1.20	13.55	8.54	8.43	1,314	321	15.6	16.3	16.7	3.1	6.7	30.2
Banner Corporation	4,221	0.47	4.24	3.42	NM	NM	3.06	24.27	13.80	15.07	487	104	NM	NM	18.7	0.2	30.1	89.9
West Coast Bancorp²	2,408	0.09	3.91	3.76	1.01	7.46	3.05	21.58	13.62	15.55	398	130	20.6	18.9	17.5	0.0	7.7	45.5
Washington Banking Company	1,664	0.47	5.64	3.35	0.68	6.97	3.21	28.38	10.22	11.44	221	130	14.2	13.6	12.5	2.5	6.2	55.2
Bank of Marin Bancorp	1,407	0.17	5.00	2.71	1.39	13.93	2.81	25.06	10.26	10.02	230	160	13.3	11.7	11.7	1.7	18.7	34.8
Heritage Financial Corporation	1,338	0.42	5.09	3.81	0.95	6.84	2.70	17.05	14.04	13.80	220	118	19.6	15.9	15.2	2.2	8.8	45.1
Heritage Commerce Corp	1,325	0.27	3.93	2.84	0.80	6.87	1.25	11.20	12.28	12.75	181	127	22.2	22.6	16.8	0.0	15.4	65.8
Pacific Continental Corporation	1,310	0.43	4.23	2.70	0.96	7.96	2.40	17.98	12.30	12.70	163	103	22.1	14.0	13.5	2.6	8.7	46.9
Bridge Capital Holdings	1,165	0.10	5.25	3.91	1.14	9.76	2.03	15.07	11.77	13.16	238	174	22.0	18.6	16.3	0.0	2.2	67.1
Pacific Premier Bancorp, Inc.	1,065	0.65	4.60	3.02	NM	NM	1.67	17.60	8.78	9.60	96	102	NM	NM	NM	0.0	16.1	53.9
Heritage Oaks Bancorp	1,024	0.38	4.39	3.59	0.75	6.39	2.20	19.39	12.08	11.88	145	148	17.5	14.3	14.0	0.0	0.3	66.5

¹	Dividend yield includes only normal dividends.

²	P / LTM EPS ratio adjusted for deferred tax asset reversal, FHLB prepayment penalties and branch closure costs, assumes normalized tax rate of 35%.

West Coast—Stock Price Performance

Sandler O’Neill reviewed the history of the publicly reported trading prices of West Coast’s common stock for the one-year and three-year periods ended September 21, 2012. Sandler O’Neill then compared the relationship between the movements in the price of West Coast’s common stock against the movements in the prices of West Coast’s peer group (as described on page 64), S&P 500 Index and NASDAQ Bank Index.

West Coast’s One-Year Stock Performance

	Beginning Index Value September 21, 2011	Ending Index Value September 21, 2012
West Coast	100%	146%
West Coast Peer Group	100%	151%
S&P 500 Index	100%	125%
NASDAQ Bank Index	100%	138%

West Coast’s Three-Year Stock Performance

	Beginning Index Value September 21, 2009	Ending Index Value September 21, 2012
West Coast	100%	154%
West Coast Peer Group	100%	101%
S&P 500 Index	100%	137%
NASDAQ Bank Index	100%	111%

Columbia—Stock Price Performance

Sandler O’Neill reviewed the history of the publicly reported trading prices of Columbia’s common stock for the one-year and three-year periods ended September 21, 2012. Sandler O’Neill then compared the relationship between the movements in the price of Columbia’s common stock against the movements in the prices of Columbia’s peer group (as described on page 66), S&P 500 Index and NASDAQ Bank Index.

Columbia’s One Year Stock Performance

	Beginning Index Value September 21, 2011	Ending Index Value September 21, 2012
Columbia	100%	127%
Columbia Peer Group	100%	153%
S&P 500 Index	100%	125%
NASDAQ Bank Index	100%	138%

Columbia’s Three Year Stock Performance

	Beginning Index Value September 21, 2009	Ending Index Value September 21, 2012
Columbia	100%	116%
Columbia Peer Group	100%	102%
S&P 500 Index	100%	137%
NASDAQ Bank Index	100%	111%

West Coast—Net Present Value Analysis

Sandler O’Neill performed an analysis that estimated the net present value per share of West Coast common stock under various circumstances. The analysis assumed that West Coast performed in accordance with the publicly available analyst estimated earnings per share for the years ending December 31, 2012 and December 31, 2013 and the estimated long-term growth rate for the years thereafter as well as assumptions for annual common dividend payments, in each case as discussed with, and confirmed by, senior management of West Coast. To approximate the terminal value of West Coast common stock at December 31, 2016, Sandler O’Neill applied price to earnings multiples ranging from 12.0x to 20.0x and multiples of tangible book value ranging from 100% to 180%. The terminal values were then discounted to present values using different discount rates ranging from 7.0% to 13.0% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of West Coast’s common stock.

During the West Coast board of directors’ meeting on September 25, 2012, Sandler O’Neill noted that the terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

As illustrated in the following tables, the analysis indicates an imputed range of values per share of West Coast common stock of $11.85 to $24.84 when applying multiples of earnings to the applicable amounts indicated in the West Coast projections and $12.60 to $28.50 when applying multiples of tangible book value to the applicable amounts indicated in the West Coast projections.

Earnings Per Share Multiples

Discount Rate	12.0x	14.0x	16.0x	18.0x	20.0x
7.0%	$15.27	$17.66	$20.05	$22.45	$24.84
8.5%	$14.31	$16.55	$18.79	$21.03	$23.27
10.0%	$13.43	$15.53	$17.63	$19.73	$21.82
11.5%	$12.61	$14.58	$16.55	$18.52	$20.48
13.0%	$11.85	$13.70	$15.55	$17.40	$19.24

Tangible Book Value Multiples

Discount Rate	100%	120%	140%	160%	180%
7.0%	$16.24	$19.30	$22.37	$25.44	$28.50
8.5%	$15.22	$18.09	$20.96	$23.83	$26.70
10.0%	$14.28	$16.97	$19.66	$22.35	$25.04
11.5%	$13.41	$15.93	$18.45	$20.97	$23.49
13.0%	$12.60	$14.97	$17.33	$19.70	$22.07

Sandler O’Neill also considered and discussed with the West Coast board of directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming West Coast net income varied from 15% above projections to 15% below projections. This analysis resulted in the following range of per share values for West Coast common stock, using the same price to earnings multiples of 12.0x to 20.0x and a discount rate of 7.6%.

Earnings Per Share Multiples

Annual Budget Variance	12.0x	14.0x	16.0x	18.0x	20.0x
(15.0%)	$12.77	$14.75	$16.73	$18.71	$20.69
(10.0%)	$13.47	$15.57	$17.66	$19.76	$21.86
(5.0%)	$14.17	$16.38	$18.60	$20.81	$23.02
0.0%	$14.87	$17.20	$19.53	$21.86	$24.19
5.0%	$15.57	$18.01	$20.46	$22.91	$25.35
10.0%	$16.27	$18.83	$21.39	$23.95	$26.52
15.0%	$16.96	$19.64	$22.32	$25.00	$27.68

The table below describes the calculation of the discount rate applied to West Coast. The discount rate equals the product of the two year beta and the risk free rate plus the equity risk premium.

Discount Rate
Risk Free Rate	1.75%	10 year UST Yield (Sept. 21, 2012)
Two Year Beta	1.09	Peer Median Beta per Bloomberg
Equity Risk Premium	5.70%	Ibbotson 60 year market analysis
Discount Rate	7.61%

Columbia—Net Present Value Analysis

Sandler O’Neill also performed an analysis that estimated the net present value per share of Columbia common stock under various circumstances. The analysis assumed that Columbia performed in accordance with publicly available analyst earnings estimates for the years ending December 31, 2012, December 31, 2013 and December 31, 2014 and an estimated long-term growth rate for the years thereafter as well as assumptions for annual common dividend payments, in each case as discussed with, and confirmed by, senior management of Columbia.

To approximate the terminal value of Columbia common stock at December 31, 2016, Sandler O’Neill applied price to earnings multiples ranging from 12.0x to 20.0x and multiples of tangible book value ranging from 100% to 180%. The terminal values were then discounted to present values using different discount rates ranging from 7.0% to 13.0% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Columbia’s common stock.

At the September 25, 2012 West Coast board of directors meeting, Sandler O’Neill noted that the net present value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

As illustrated in the following tables, the analysis indicates an imputed range of values per share of Columbia common stock of $15.06 to $28.25 when applying earnings multiples to the applicable amounts indicated in the Columbia projections and $13.46 to $26.29 when applying multiples of tangible book value to the applicable amounts indicated in the Columbia projections.

Earnings Per Share Multiples

Discount Rate	12.0x	14.0x	16.0x	18.0x	20.0x
7.0%	$19.14	$21.42	$23.70	$25.97	$28.25
8.5%	$18.00	$20.12	$22.25	$24.37	$26.49
10.0%	$16.94	$18.93	$20.91	$22.89	$24.87
11.5%	$15.97	$17.82	$19.67	$21.52	$23.38
13.0%	$15.06	$16.80	$18.53	$20.26	$21.99

Tangible Book Value Multiples

Discount Rate	100%	120%	140%	160%	180%
7.0%	$17.04	$19.35	$21.67	$23.98	$26.29
8.5%	$16.04	$18.20	$20.35	$22.51	$24.66
10.0%	$15.11	$17.13	$19.14	$21.15	$23.16
11.5%	$14.26	$16.14	$18.02	$19.90	$21.78
13.0%	$13.46	$15.22	$16.98	$18.74	$20.50

Sandler O’Neill also considered and discussed with the West Coast board of directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming Columbia net income varied from 15% above projections to 15% below projections. This analysis resulted in the following range of per share values for Columbia common stock, using the same price to earnings multiples of 12.0x to 20.0x and a discount rate of 7.5%:

Earnings Per Share Multiples

Annual Budget Variance	12.0x	14.0x	16.0x	18.0x	20.0x
(15.0%)	$16.76	$18.65	$20.54	$22.43	$24.32
(10.0%)	$17.43	$19.43	$21.43	$23.43	$25.43
(5.0%)	$18.09	$20.21	$22.32	$24.43	$26.55
0.0%	$18.76	$20.98	$23.21	$25.43	$27.66
5.0%	$19.43	$21.76	$24.10	$26.43	$28.77
10.0%	$20.09	$22.54	$24.99	$27.44	$29.88
15.0%	$20.76	$23.32	$25.88	$28.44	$30.99

The table below describes the calculation of the discount rate applied to Columbia. The discount rate equals the product of the two year beta and the risk free rate plus the equity risk premium.

Discount Rate
Risk Free Rate	1.75%	10 year UST Yield (Sept. 21, 2012)
Two Year Beta	1.02	Peer Median Beta per Bloomberg
Equity Risk Premium	5.70%	Ibbotson 60 year market analysis
Discount Rate	7.49%

Analysis of Selected Merger Transactions

Sandler O’Neill reviewed two groups of comparable mergers and acquisitions. The groups of mergers and acquisitions included: (i) 12 transactions announced between January 1, 2010 and September 21, 2012 involving Western Region banks and thrifts with target assets greater than $100 million and announced deal value greater than $15 million and target last twelve months’ return on average assets greater than 0% and non-performing assets to total assets ratio at announcement of less than 5% (excluding MOE transactions); and (ii) 22 transactions announced between January 1, 2010 and September 21, 2012 involving nationwide banks and thrifts with announced deal values between $100 million and $2 billion. The regional transaction group was composed of the following transactions:

California United Bank/ Premier Commercial Bancorp

First PacTrust Bancorp, Inc./ Beach Business Bank

First PacTrust Bancorp, Inc./ Private Bank of California

FNB Bancorp/ Oceanic Bank Holding, Incorporated

Grandpoint Capital, Inc./ California Community Bank

Grandpoint Capital, Inc./ Orange Community Bancorp

Mitsubishi UFJ Financial Group, Inc./ Pacific Capital Bancorp

Opus Bank/ RMG Capital Corporation

PacWest Bancorp/ American Perspective Bank

Rabobank Group/ Napa Community Bank

SKBHC Holdings LLC/ Security Business Bancorp

Umpqua Holdings Corporation/ Circle Bancorp

The nationwide transaction group was composed of the following transactions:

Brookline Bancorp, Inc./ Bancorp Rhode Island, Inc.

Cadence Bancorp, LLC/ Encore Bancshares, Inc.

Comerica Incorporated/ Sterling Bancshares, Inc.

Community Bank System, Inc./ Wilber Corporation

Eastern Bank Corporation/ Wainwright Bank & Trust Company

FirstMerit Corporation/ Citizens Republic Bancorp, Inc.

Hancock Holding Company/ Whitney Holding Corporation

Hilltop Holdings Inc./ PlainsCapital Corporation

IBERIABANK Corporation/ Cameron Bancshares, Inc.

Industrial and Commercial Bank of China Limited/ Bank of East Asia (USA), National Association

Investors Bancorp, Inc. (MHC)/ Marathon Banking Corporation

M&T Bank Corporation/ Wilmington Trust Corporation

Mitsubishi UFJ Financial Group, Inc./ Pacific Capital Bancorp

Nara Bancorp, Inc./ Center Financial Corporation

Old National Bancorp/ Indiana Community Bancorp

Oriental Financial Group Inc./ BBVA’s Puerto Rico operations

Prosperity Bancshares, Inc./ American State Financial Corporation

Susquehanna Bancshares, Inc./ Tower Bancorp, Inc.

Tompkins Financial Corporation/ VIST Financial Corp.

Toronto-Dominion Bank/ South Financial Group, Inc.

United Bankshares, Inc./ Centra Financial Holdings, Inc.

Valley National Bancorp/ State Bancorp, Inc.

Sandler O’Neill reviewed the following multiples: transaction price to book value, transaction price to tangible book value, transaction price to last twelve months’ earnings per share, transaction price to estimated current year earnings per share, tangible book premium to core deposits and transaction price to seller’s stock price two days before transaction announcement. As illustrated in the following table, Sandler O’Neill compared the proposed merger multiples to the median and mean multiples of comparable transaction groups.

	West Coast / Columbia		Median Regional Transactions		Mean Regional Transactions
Transaction Value /
Adjusted Book Value Per Share ¹:	151%		130%		132%
Adjusted Tangible Book Value Per Share ¹:	151%		131%		135%
Last Twelve Months’ Earnings Per Share ²:	23.2	x	28.7	x	31.6	x
Mean Estimated 2012 Earnings Per Share:	21.5	x	—		—
Mean Estimated 2013 Earnings Per Share:	19.8	x	—		—
Tangible Book Premium to Core Deposits ³:	9.8%		2.5%		4.7%
West Coast Stock Price (Sept. 21, 2012):	12.5%		31.9%		39.6%

1	Assumes conversion of preferred into 1,213,280 shares of common stock (as per terms of the Series B Preferred Stock) and exercise of warrants into 2,400,000 shares of common stock at $10.00 per share for gross proceeds to West Coast of $24,000,000
2	Adjusted to eliminate effect of benefit from deferred tax asset reversal and costs due to FHLB prepayment penalties and branch closure; assumes normalized tax rate of 35% on adjusted pre-tax net income

3	Assumes 2.45% in noncore deposits

	West Coast / Columbia		Median Nationwide Transactions		Mean Nationwide Transactions
Transaction Value /
Adjusted Book Value Per Share ¹:	151%		132%		131%
Adjusted Tangible Book Value Per Share ¹:	151%		151%		156%
Last Twelve Months’ Earnings Per Share ²:	23.2	x	21.8	x	20.2	x
Mean Estimated 2012 Earnings Per Share:	21.5	x	21.9	x	19.5	x
Mean Estimated 2013 Earnings Per Share:	19.8	x	—		—
Tangible Book Premium to Core Deposits ³:	9.8%		7.1%		8.0%
West Coast Stock Price (Sept. 21, 2012):	12.5%		40.9%		39.8%

1	Assumes conversion of preferred into 1,213,280 shares of common stock (as per terms of the Series B Preferred Stock) and exercise of warrants into 2,400,000 shares of common stock at $10.00 per share for gross proceeds to West Coast of $24,000,000
2	Adjusted to eliminate effect of benefit from deferred tax asset reversal and costs due to FHLB prepayment penalties and branch closure; assumes normalized tax rate of 35% on adjusted pre-tax net income
3	Assumes 2.45% in noncore deposits

The following table sets forth individually observed metrics and multiples for the members of the regional transaction group:

					Transaction Information								Seller Information at Announcement
Acquiror	St	Seller	St	Annc. Date	Deal Value $(mm)	Consid.	Deal Price/ Book (%)	Deal Price/ Tan. Bk (%)	Deal Price/ LTM EPS (%)	Tan. Bk Premium/ Core Dep. (%)	Deal Price/ Seller Price 2 Day Before Annc. (%)	Closing Date	Total Assets $(mm)	Tang. Comm. Equity / TA (%)	LTM ROAA (%)	NPAs/ Assets (%)
Umpqua Holdings Corp.	OR	Circle Bancorp	CA	8/30/12	25.3	Cash	NA	NA	NA	NA	NA	Pending	322	7.75	0.68	1.82
First PacTrust Bancorp Inc.	CA	Private Bank of California	CA	8/21/12	52.1	Mixed	122	122	25.5	0.3	27.5	Pending	639	6.36	0.39	0.43
PacWest Bancorp	CA	American Perspective Bank	CA	4/30/12	58.1	Cash	132	132	20.3	9.3	31.9	8/1/12	259	16.67	1.14	1.01
FNB Bancorp	CA	Oceanic Bank Holding Inc.	CA	3/25/12	27.8	Cash	86	86	27.4	(8.0)	NA	Pending	169	18.94	0.73	2.75
SKBHC Holdings LLC	WA	Security Business Bancorp	CA	3/23/12	26.4	Cash	135	135	NM	4.3	NA	7/3/12	233	8.37	0.08	0.91
Mitsubishi UFJ Finl Grp Inc	—	Pacific Capital Bancorp	CA	3/9/12	1,516.3	Cash	199	224	21.5	22.2	NA	Pending	5,850	11.71	1.20	1.20
Grandpoint Capital Inc.	CA	California Community Bank	CA	1/19/12	30.0	Cash	116	116	34.7	2.5	NA	Pending	244	10.58	0.37	3.37
California United Bank	CA	Premier Commercial Bancorp	CA	12/8/11	38.1	Stock	92	92	33.6	(1.1)	17.9	7/31/12	450	9.18	0.24	0.80
First PacTrust Bancorp Inc.	CA	Beach Bus. Bank	CA	8/30/11	37.1	Cash	119	119	26.8	0.0	53.8	7/1/12	304	10.17	0.66	2.45
Opus Bank	CA	RMG Capital Corporation	CA	6/6/11	49.2	Cash	130	131	47.2	1.8	NM	10/31/11	684	5.51	0.15	3.58
Grandpoint Capital Inc.	CA	Orange Community Bancorp	CA	3/10/11	32.1	Cash	135	135	30.0	6.4	67.1	8/30/11	224	9.97	0.46	0.66
Rabobank Group	—	Napa Community Bank	CA	2/16/10	30.3	Cash	192	192	49.1	14.2	NA	4/30/10	167	9.45	0.41	2.40

The following table sets forth individually observed metrics and multiples for the members of the nationwide transaction group:

					Transaction Information									Seller Information at Announcement
Acquiror	St	Seller	St	Annc. Date	Deal Value $(mm)	Consid.	Deal Price/ Book (%)	Deal Price/ Tan. Bk (%)	Deal Price/ LTM EPS (%)	Deal Price/ Estimated Current Year EPS (x)	Tan. Bk Premium/ Core Dep. (%)	Deal Price/ Seller Price 2 Day Before Annc. (%)	Closing Date	Total Assets $(mm)	Tang. Comm. Equity / TA (%)	LTM ROAA (%)	NPAs/ Assets (%)
FirstMerit Corp.	OH	Citizens Republic Bancorp Inc.	MI	9/12/12	1,287.9	Mixed	90	130	2.6	4.3	4.1	14.7	Pending	9,670	7.73	3.98	1.16
Oriental Financial Group Inc.	PR	BBVA’s Puerto Rico operations	PR	6/28/12	500.0	Cash	83	103	13.8	NA	0.6	NA	Pending	5,177	9.59	0.73	8.59
Investors Bancorp Inc. (MHC)	NJ	Marathon Banking Corporation	NY	6/14/12	135.0	Cash	123	151	23.8	NA	7.4	NM	Pending	902	10.14	0.66	0.79
Hilltop Holdings Inc.	TX	PlainsCapital Corp.	TX	5/8/12	641.1	Mixed	114	128	8.6	NA	4.4	NA	Pending	5,788	6.59	1.24	1.69
Mitsubishi UFJ Finl Grp Inc	—	Pacific Capital Bancorp	CA	3/9/12	1,516.3	Cash	199	224	21.5	NA	22.2	NA	Pending	5,850	11.71	1.20	1.20
Cadence Bancorp LLC	TX	Encore Bancshares Inc.	TX	3/5/12	251.3	Cash	171	240	NM	24.8	13.8	35.9	7/2/12	1,523	6.76	0.49	1.12
Tompkins Financial Corporation	NY	VIST Financial Corp.	PA	1/25/12	109.1	Mixed	71	116	28.8	12.8	1.4	83.3	8/1/12	1,486	4.98	0.32	2.79
Old National Bancorp	IN	Indiana Community Bancorp	IN	1/24/12	105.4	Mixed	123	123	NM	19.3	2.2	65.4	9/15/12	985	6.79	(0.17)	4.35
Prosperity Bancshares Inc.	TX	American State Financial Corp.	TX	1/12/12	529.2	Mixed	189	206	12.6	NA	13.5	NA	7/1/12	3,082	8.38	NA	0.30
Susquehanna Bancshares Inc.	PA	Tower Bancorp Inc.	PA	6/20/11	342.1	Mixed	135	149	NM	21.9	6.0	40.9	2/17/12	2,616	8.83	(0.01)	1.60
Valley National Bancorp	NJ	State Bancorp Inc.	NY	4/28/11	266.9	Mixed	188	188	23.7	22.2	NA	26.3	1/1/12	1,580	7.67	0.70	2.46
Brookline Bancorp Inc.	MA	Bancorp Rhode Island Inc.	RI	4/19/11	233.7	Mixed	175	193	22.9	22.1	11.8	55.6	1/1/12	1,604	7.31	0.62	1.13
IBERIABANK Corp.	LA	Cameron Bancshares Inc.	LA	3/10/11	134.8	Stock	174	174	14.6	NA	11.9	NA	5/31/11	706	10.96	1.29	1.34
Industrial and Commercial Bank	—	Bank of East Asia (USA) NA	NY	1/21/11	140.2	Cash	134	162	47.6	NA	21.1	NM	7/6/12	717	15.58	0.53	4.72
Comerica Inc.	TX	Sterling Bancshares Inc.	TX	1/16/11	1,028.9	Stock	162	230	NM	NM	16.7	33.6	7/28/11	5,040	9.13	0.01	3.89
Hancock Holding Co.	MS	Whitney Holding Corp.	LA	12/21/10	1,768.4	Mixed	109	164	NM	NM	7.4	46.0	6/4/11	11,517	8.10	(0.46)	4.51
United Bankshares Inc.	WV	Centra Financial Holdings Inc.	WV	12/15/10	185.4	Stock	130	146	22.2	NA	6.8	NA	7/8/11	1,411	8.60	0.59	2.04
Nara Bancorp Inc.	CA	Center Financial Corp.	CA	12/9/10	286.3	Stock	NM	NM	NM	NM	NM	8.4	11/30/11	2,267	9.57	(0.38)	3.03
M&T Bank Corp.	NY	Wilmington Trust Corp.	DE	10/31/10	351.3	Stock	47	99	NM	NM	(4.8)	(49.0)	5/16/11	10,401	3.54	(4.84)	9.50
Community Bank System Inc.	NY	Wilber Corporation	NY	10/22/10	101.8	Mixed	132	141	13.4	19.4	4.6	55.5	4/8/11	929	7.83	0.82	2.62
Eastern Bank Corporation	MA	Wainwright Bank & Trust Co.	MA	6/28/10	162.8	Cash	198	200	26.0	28.8	14.1	101.3	11/17/10	1,048	6.65	0.69	0.90
Toronto-Dominion Bank	—	South Financial Group Inc.	SC	5/16/10	191.6	Mixed	10	17	NM	NM	(6.0)	NM	9/30/10	12,428	2.90	(5.50)	4.53

The table below shows the imputed valuation for West Coast based on the application of median and mean multiples observed from the above transactions.

(Dollars in Thousands; Except Per Share)	Precedent Nationwide Transactions [4]		Implied Valuation: Precedent Nationwide Transactions [4]		Precedent Regional Transactions [5]		Implied Valuation: Precedent Regional Transactions [5]
	Median	Mean	Median	Mean	Median	Mean	Median	Mean
Adjusted Book Value ¹	132%	131%	$20.31	$20.19	130%	132%	$20.01	$20.36
Adjusted Tangible Book Value ¹	151%	156%	$23.21	$24.05	131%	135%	$20.07	$20.73
Last 12 Months’ EPS ²	21.8x	20.2x	$21.84	$20.15	28.7x	31.6x	$28.71	$31.62
Est. 2012 EPS	21.9x	19.5x	$23.67	$21.06	—	—	—	—
Est. 2013 EPS	—	—	—	—	—	—	—	—
Core Deposits (excludes Jumbo CDs) ³	7.1%	8.0%	$19.81	$20.53	2.5%	4.7%	$15.98	$17.83
Current Price (9/21/12)	40.9%	39.8%	—	—	31.9%	39.6%	—	—

Notes:

1	Assumes conversion of preferred into 1,213,280 shares of common stock and conversion of warrants into 2.4 million shares of common stock at $10.00 per share
2	Adjusted for deferred tax asset reversal, FHLB prepayment penalties and branch closure costs, assumes normalized tax rate of 35%
3	Assumes 2.45% in noncore deposits
4	Includes M&A transactions announced after January 2010 with announced deal value between $100mm and $2bn
5	Includes M&A transactions announced after January 2010 involving targets with assets greater than $100mm and announced deal value greater than $15mm and target LTM ROAA greater than 0% and NPAs / Assets at announcement of less than 5%; excludes MOE transactions

Based on Columbia closing price of $19.03 as of September 21, 2012

Pro Forma Results and Capital Ratios

Sandler O’Neill analyzed certain potential pro forma effects of the merger, assuming the following: (i) the merger closes on December 31, 2012; (ii) aggregate consideration value of $508.2 million, based on Columbia’s closing stock price on September 21, 2012 of $19.03; (iii) Columbia would be able to achieve cost savings of 25% of West Coast projected operating expense and such savings would be 50% realized in 2013 and fully realized in 2014; (iv) pre-tax transaction costs and expenses would total approximately $30 million, with 50% of Columbia’s expenses recognized prior to close; (v) a core deposit intangible of approximately $18.6 million (10 year, sum-of-years-digits amortization method); (vi) pretax opportunity cost of cash of 2.0%; (vii) West Coast’s performance was calculated in accordance with publicly available analyst estimated earnings per share for the years ending December 31, 2012 and December 31, 2013 and an estimated long-term growth rate for the years thereafter; (viii) Columbia’s performance was calculated in accordance with publicly available analyst earnings estimates for the years ending December 31, 2012, December 31, 2013 and December 31, 2014 and an estimated long-term growth rate for the years thereafter; (ix) Columbia continuing to pay only its normal cash dividend; and (x) various purchase accounting adjustments, including a mark-to-market adjustment on West Coast’s loan portfolio, securities portfolio and other real estate owned. The analyses indicated that for the year ending December 31, 2013, the merger (excluding transaction expenses) would be accretive to Columbia’s projected earnings per share and, at December 31, 2012 the merger would be dilutive to Columbia’s tangible book value per share. The analyses also indicated that as of December 31, 2012, the merger would maintain Columbia’s regulatory capital ratios in excess of the regulatory guidelines for “well capitalized” status. The actual results achieved by the combined company, however, may vary from projected results and the variations may be material.

The table below shows Sandler O’Neill’s projected accretion/dilution percentages for both West Coast and Columbia, for each of the years 2013-2017 (assuming discontinuation of Columbia’s special dividend payments, unless otherwise noted).

	Closing 12/31/2012	Projected Years:
(Dollars in Millions; Except per Share)		12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
Columbia EPS Accretion / (Dilution)— Excluding Transaction Expenses		17.8%	29.3%	29.0%	28.7%	28.4%
West Coast Accretion / (Dilution)—Excluding Transaction Expenses (assumes 100% stock allocation)		58.3%	64.7%	64.1%	63.5%	62.9%
Columbia TBV Accretion / (Dilution)	(21.8%)	(19.9%)	(16.4%)	(13.1%)	(9.9%)	(6.9%)
West Coast TBV Accretion / (Dilution) (assumes 100% stock allocation)	(6.5%)	(4.2%)	(0.3%)	3.5%	7.2%	10.7%
Additional Scenario: Continuation of Special Dividend ¹
Columbia TBV Accretion / (Dilution)	(21.0%)	(14.6%)	(5.9%)	3.6%	14.2%	25.9%

1	Assumes continuation of quarterly special dividend

Sandler O’Neill’s Relationship

Sandler O’Neill acted as the financial advisor to West Coast’s Board of Directors in connection with the merger and will receive a transaction fee in connection with the merger in an amount equal to 0.90% of the aggregate purchase price (as defined in Sandler O’Neill’s engagement letter with West Coast), or approximately $4.6 million of which approximately $4.1 million is subject to the closing of the merger. Sandler O’Neill received a $500,000 fee associated with the delivery of its fairness opinion, which will be credited against the transaction fee payable in connection with the closing of the merger. West Coast has also agreed to reimburse Sandler O’Neill’s for reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Sandler O’Neill and its affiliates and their respective partners, directors, officers, employees and agents against certain expenses and liabilities, including liabilities under applicable federal or state law. Sandler O’Neill has not received any other fees from West Coast or Columbia during the past two years.

In the ordinary course of its broker and dealer business, Sandler O’Neill may purchase securities from and sell securities to West Coast and Columbia and their respective affiliates. Sandler O’Neill may also actively trade the debt securities of West Coast or Columbia or their respective affiliates for its own account and for the accounts of its customers and, accordingly may at any time hold a long or short position in such securities. Sandler O’Neill has provided investment banking services to, and received fees for such services from, West Coast, most recently, in connection with acting as selling agent in West Coast’s “at-the-market” sale of common shares and before that as placement agent in West Coast’s private placement of common and preferred shares. Sandler O’Neill has not received compensation from West Coast or Columbia in exchange for any such services in the past two years.

Recommendation of the Columbia Board of Directors and Reasons for the Merger

In reaching its decision to adopt and approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, and to recommend that its shareholders approve the Share Issuance proposal and the other matters to be voted on in connection with the merger, the Columbia board of directors consulted with Columbia management, as well as its financial and legal advisors, and considered a number of factors, including the following material factors:

•

each of Columbia’s and West Coast’s business, operations, financial condition, asset quality, earnings and prospects. In reviewing these factors, the Columbia board of directors considered its view that West Coast’s business and operations complement those of Columbia and that the merger would result in a combined company with a diversified revenue stream, a well-balanced portfolio and an attractive funding base;

•

its understanding of the current and prospective environment in which Columbia and West Coast operate, including national and local economic conditions, the competitive environment for financial institutions generally, and the likely effect of these factors on Columbia both with and without the proposed transaction;

•	its review and discussions with Columbia’s management concerning the due diligence examination of West Coast;

•	the complementary nature of the cultures of the two companies, which management believes should facilitate integration and implementation of the transaction;

•	management’s expectation that Columbia will retain its strong capital position upon completion of the transaction;

•

the fairness opinion of KBW, Columbia’s financial advisor, orally delivered to the Columbia board of directors at its meeting on September 24, 2012, and subsequently confirmed in writing as of September 25, 2012, to the effect that, as of that date, and subject to and based on the various assumptions, considerations, qualifications and limitations set forth in the opinion, the aggregate consideration offered to West Coast shareholders pursuant to the merger agreement was fair to Columbia from a financial point of view;

•

the financial and other terms of the merger agreement, including the aggregate consideration, tax treatment and mutual deal protection and termination fee provisions, which it reviewed with its outside financial and legal advisors;

•	the potential risks associated with achieving anticipated cost synergies and savings and successfully integrating West Coast’s business, operations and workforce with those of Columbia;

•	the potential risk of diverting management attention and resources from the operation of Columbia’s business and towards the completion of the merger;

•

the regulatory and other approvals required in connection with the merger and the expectation that such regulatory approvals will be received in due course and without the imposition of unacceptable conditions; and

•	the potential risk of losing other acquisition opportunities whole Columbia remains focused on completing the merger.

The foregoing discussion of the information and factors considered by the Columbia board of directors is not intended to be exhaustive, but includes the material factors considered by the Columbia board of directors. In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Columbia board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Columbia board of directors considered all these factors as a whole, including discussions with, and questioning of, Columbia’s management and Columbia’s financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination.

For the reasons set forth above, the Columbia board of directors unanimously determined that the merger agreement and the transactions contemplated by the merger agreement, including the issuance of Columbia common stock in connection with the merger, are advisable and in the best interests of Columbia and its shareholders, and unanimously adopted and approved the merger agreement and the transactions contemplated by it.

The Columbia board of directors unanimously recommends that Columbia shareholders vote “FOR” the approval of the Share Issuance proposal and “FOR” the Columbia Adjournment proposal.

Opinion of Columbia’s Financial Advisor

On August 23, 2012, Columbia executed an engagement agreement with KBW. KBW’s engagement encompassed assisting Columbia in analyzing, structuring, negotiating and effecting a transaction with West Coast. Columbia selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the merger and is familiar with Columbia and its business. As part of its investment banking business, KBW is continually engaged in the valuation of financial businesses and their securities in connection with mergers and acquisitions.

On September 24, 2012, the Columbia board of directors held a meeting to evaluate the proposed merger of West Coast with and into Columbia. At this meeting, KBW reviewed the financial aspects of the proposed merger and rendered an oral opinion (subsequently confirmed in writing), to Columbia that, as of such date, and based upon and subject to factors and assumptions set forth therein, the aggregate consideration in the merger is fair, from a financial point of view to Columbia. The Columbia board of directors approved the merger agreement at this meeting.

The full text of KBW’s written opinion, dated September 25, 2012, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix B to this document and is incorporated herein by reference. The description of the opinion set forth herein is qualified in its entirety by reference to the full text of such opinion. Columbia’s shareholders are urged to read the opinion in its entirety.

KBW’s opinion speaks only as of the date of the opinion. The opinion is directed to the Columbia board and addresses only the fairness, from a financial point of view to Columbia, of the aggregate consideration in the merger. It does not address the underlying business decision to proceed with the merger and does not constitute a recommendation to any Columbia shareholder as to how the shareholder should vote at the Columbia special meeting on the merger or any related matter.

In connection with its opinion, KBW reviewed, analyzed and relied upon material bearing upon the merger and the financial and operating condition of Columbia and West Coast and the Merger, including among other things, the following:

•	the merger agreement,

•	the Annual Reports to shareholders and Annual Reports on Form 10-K for the three years ended December 31, 2011 of Columbia and West Coast,

•

Certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Columbia and West Coast and certain other communications from Columbia and West Coast to their respective shareholders, and

•	other financial information concerning the businesses and operations of Columbia and West Coast furnished to KBW by Columbia and West Coast, respectively, for purposes of KBW’s analysis.

KBW also held discussions with members of senior management of Columbia and West Coast regarding, the past and current business operations, regulatory relations, financial condition, and future prospects of the respective companies and such other matters that KBW deemed relevant to its inquiry. In addition, KBW compared certain financial and stock market information for West Coast and Columbia with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the banking industry, the potential pro forma impact of the merger, and performed such other studies and analyses as KBW considered appropriate.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to it or publicly available, and did not independently verify the accuracy or completeness of any such information or assume any responsibility for such verification or accuracy. KBW relied upon the managements of Columbia and West Coast as to the reasonableness and achievability of the financial and operating forecasts and projections (and assumptions and bases therefor) provided to KBW and KBW assumed that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. KBW is not an expert in the independent valuation of the adequacy of allowances for loan losses, and without independent verification, assumed that the aggregate allowances for loan and lease losses for Columbia and West Coast are adequate to cover those losses. KBW did not make or obtain any evaluations or appraisals of any assets or liabilities of Columbia or West Coast, nor did they examine or review any individual credit files.

The projections and associated assumptions used by KBW in certain of its analyses were sourced from Columbia’s and West Coast’s senior management teams. Columbia and West Coast do not publicly disclose internal management projections of the type provided to KBW in connection with its review of the merger. As a result, such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions, which are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections. Any estimates or projections contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates or projections of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty.

KBW was not asked to, and it did not, offer any opinion as to the terms of the merger agreement or the form of the merger, other than the aggregate consideration, to the extent expressly specified in KBW’s opinion. Additionally, KBW’s opinion did not address the relative merits of the merger as compared to any alternative business strategies that might exist for Columbia, nor does it address the effect of any other business combination in which Columbia might engage.

For purposes of rendering its opinion, KBW assumed that, in all respects material to its analyses:

•	the merger will be completed substantially in accordance with the terms set forth in the merger agreement;

•	the representations and warranties of each party in the merger agreement and in all related documents and instruments referred to in the merger agreement are true and correct;

•	each party to the merger agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

•	all conditions to the completion of the merger will be satisfied without any waivers; and

•

in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the merger, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the merger, including the cost savings, revenue enhancements and related expenses expected to result from the merger.

KBW further assumed that the merger will be accounted for as a purchase transaction under generally accepted accounting principles, and that the merger will qualify as a tax-free reorganization for United States federal income tax purposes. KBW’s opinion is not an expression of an opinion as to the prices at which shares of Columbia common stock will trade since the announcement of the proposed merger or the actual value of the

Columbia common shares when issued pursuant to the merger, or the prices at which the Columbia common shares will trade following the completion of the merger.

In performing its analyses, KBW considered such financial and other factors they deemed appropriate, including among other things, the historical and current financial position and results of operations of Columbia and West Coast, the assets and liabilities of Columbia and West Coast, and the nature and terms of certain other merger transactions involving banks and bank holding companies. KBW also took into account their assessment of general economic, market and financial conditions and other matters, which are beyond the control of KBW, Columbia and West Coast and none of Columbia, West Coast, KBW or any other person assumes responsibility if future results are materially different from those projected.

The aggregate consideration was determined through negotiation between Columbia and West Coast and the decision to enter into the merger was solely that of Columbia’s board of directors. In addition, the KBW opinion was among several factors taken into consideration by the Columbia board in making its determination to approve the merger agreement and the merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the Columbia board with respect to the fairness of the aggregate consideration in the merger.

Summary of Analysis by KBW

The following is a summary of the material financial analyses presented by KBW to the Columbia board, in connection with rendering the fairness opinion described above. The following summary is not a complete description of the financial analyses performed by KBW in rendering its opinion or the presentation made by KBW to the Columbia board, nor does the order of analysis described represent relative importance or weight given to any particular analysis by KBW and is qualified in its entirety by reference to the written opinion of KBW attached as Appendix B. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. Selecting portions of the analysis or of the summary set forth herein, without considering the analysis as a whole, could create an incomplete view of the processes underlying KBW’s opinion. In arriving at its opinion, KBW considered the results of its entire analysis and KBW did not attribute any particular weight to any analysis or factor that it considered. Rather, KBW made its determination as to fairness on the basis of its experience and professional judgment after considering the results of its entire analysis. The financial analyses summarized below include information presented in tabular format. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses.

Selected Peer Group Analysis. Using publicly available information, KBW compared the financial performance and financial condition of West Coast to the following depository institutions that KBW considered comparable to West Coast.

Companies included in West Coast’s Western region (includes the states of: AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA & WY) peer group were:

Umpqua Holdings Corporation	TriCo Bancshares
Sterling Financial Corporation	First California Financial Group, Inc.
Glacier Bancorp, Inc.	Guaranty Bancorp
First Interstate BancSystem, Inc.	Washington Banking Corporation
Western Alliance Bancorporation	Bank of Marin Bancorp
CVB Financial Corp.	Sierra Bancorp
Pacific Capital Bancorp	Heritage Financial Corporation
PacWest Bancorp	Heritage Commerce Corp
Westamerica Bancorporation	Pacific Continental Corporation
Central Pacific Financial Corp.	Cascade Bancorp
Banner Corporation	Bridge Capital Holdings
W.T.B. Financial Corporation	Home Federal Bancorp, Inc.
CoBiz Financial Inc.

To perform this analysis, KBW used financial information as of or for the three month period ended June 30, 2012. Certain financial data prepared by KBW, and as referenced in the tables presented below may not correspond to the data presented in West Coast’s historical financial statements, or to the data prepared by Sandler O’Neill + Partners, presented under the section “Opinion of West Coast’s Financial Advisor,” as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented.

KBW’s analysis showed the following concerning West Coast’s financial performance:

	West Coast	Western Region Peer Group Minimum	Western Region Peer Group Maximum
Return on Average Assets	1.01%	0.21%	13.74%
Return on Average Equity	7.50%	1.16%	138.72%
Net Interest Margin	3.93%	3.17%	5.67%
Efficiency Ratio	70.9%	44.4%	107.3%

KBW’s analysis showed the following concerning West Coast’s financial condition:

	West Coast	Western Region Peer Group Minimum	Western Region Peer Group Maximum
Tangible Common Equity / Tangible Assets (1)	13.62%	6.92%	17.39%
Total Risk-Based Capital Ratio	21.50%	12.30%	40.05%
Gross Loans Held for Investment / Total Deposits	79.7%	51.1%	93.6%
Loan Loss Reserve / Gross Loans	2.22%	0.18%	4.87%
Nonperforming Assets (2) / Loans + OREO	4.82%	1.87%	10.46%
Net Charge-Offs / Average Loans (3)	0.07%	(0.03%)	3.51%

(1)	West Coast’s tangible common equity is fully diluted
(2)	Includes performing TDRs
(3)	Annualized. Excludes covered loans from FDIC-assisted acquisitions if applicable

KBW’s analysis showed the following concerning West Coast’s market performance:

	West Coast		Western Region Peer Group Minimum		Western Region Peer Group Maximum
Stock Price Performance: % of One Year High	98.2%		66.2%		99.6%
Stock Price Performance: % One Year Price Change	45.5%		(24.1%)		121.6%
Stock Price / Book Value per Share	1.38	x	0.86	x	2.36	x
Stock Price / Tangible Book Value per Share (1)	1.38	x	0.93	x	3.21	x
Stock Price / LTM EPS	12.3	x	4.0	x	38.0	x
Dividend Yield	0.00%		0.00%		3.26%

(1)	West Coast’s tangible common equity is fully diluted

Selected Transaction Analysis. KBW reviewed publicly available information related to select comparably sized acquisitions of nationwide banks and thrifts announced since December 31, 2010 with aggregate transaction values between $200 million and $1 billion. The transactions included in the group were:

Acquiror:	Acquired Company:
FirstMerit Corporation	Citizens Republic Bancorp, Inc.
Oriental Financial Group Inc.	BBVA’s Puerto Rico operations
Hilltop Holdings Inc.	PlainsCapital Corporation
Cadence Bancorp, LLC	Encore Bancshares, Inc.
Prosperity Bancshares, Inc.	American State Financial Corporation
Susquehanna Bancshares, Inc.	Tower Bancorp, Inc.
Valley National Bancorp	State Bancorp, Inc.
Brookline Bancorp, Inc.	Bancorp Rhode Island, Inc.
Susquehanna Bancshares, Inc.	Abington Bancorp, Inc.
People’s United Financial, Inc.	Danvers Bancorp, Inc.

Transaction multiples for the merger were derived from an implied aggregate offer price of $508.2 million (based on stock prices as of September 21, 2012) for West Coast. For each precedent transaction, KBW derived and compared, among other things, the implied ratio of price per common share paid for the acquired company to:

•	last twelve months earnings per share (“LTM EPS”) based on the latest publicly available financial statements of the acquired company prior to the announcement of the acquisition,

•	tangible book value per share of the acquired company based on the latest publicly available financial statements of the company available prior to the announcement of the acquisition,

•

tangible equity premium to core deposits (total deposits less time deposits greater than $100,000) based on the latest publicly available financial statements of the company available prior to the announcement of the acquisition, and

•	market premium based on the latest closing price 1-day prior to the announcement of the acquisition.

The results of the analysis are set forth in the following table:

Transaction Price to:	Columbia/ West Coast Merger	Comparable Transactions Minimum	Comparable Transactions Maximum
LTM EPS	13.9x	2.6x	33.4x
Tangible Book Value (1)	1.55x	1.03x	2.40x
Core Deposit Premium	9.8%	0.6%	13.8%
Market Premium (2)	12.5%	13.8%	57.1%

(1)	West Coast’s tangible common equity is fully diluted
(2)	Based on West Coast’s closing price of $20.62 on September 21, 2012

No company or transaction used as a comparison in the above analysis is identical to Columbia, West Coast or the proposed merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Discounted Cash Flow Analysis. KBW performed a discounted cash flow analysis to estimate a range for the implied equity value of West Coast. In this analysis, KBW assumed discount rates ranging from 10.0% to 15.0% to derive (i) the present value of the estimated free cash flows that West Coast could generate over a five year period, including certain cost savings forecasted as a result of the merger, and (ii) the present value of West Coast’s terminal value at the end of year five. Terminal values for West Coast were calculated based on a range of 10.0x to 14.0x estimated year six earnings. In performing this analysis, KBW used consensus street estimates for West Coast and Columbia at the direction of Columbia’s management. Certain data was adjusted to account for certain restructuring charges anticipated by management to result from the merger. KBW assumed that West Coast would maintain a tangible common equity / tangible asset ratio of 8.00% and would retain sufficient earnings to maintain that level. Any earnings in excess of what would need to be retained represented dividendable cash flows for West Coast.

Based on these assumptions, KBW derived a range of implied value of West Coast of $21.90 per share to $32.07 per share.

The discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, dividend payout rates, and discount rates. The analysis did not purport to be indicative of the actual values or expected values of West Coast.

Forecasted Pro Forma Financial Analysis. KBW analyzed the estimated financial impact of the merger on Columbia’s 2013 estimated earnings per share. For both Columbia and West Coast at the direction of Columbia’s management, KBW used consensus street estimates of earnings per share for 2013. In addition, KBW assumed that the merger will result in cost savings equal to Columbia’s management’s estimates. Based on its analysis, KBW determined that the merger would be accretive to Columbia’s estimated GAAP earnings per share in 2013.

Furthermore, the analysis indicated that Columbia’s Leverage Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk Based Capital Ratio would all remain “well capitalized” by regulatory standards. For all of the above analysis, the actual results achieved by Columbia following the merger may vary from the projected results, and the variations may be material.

The Columbia board retained KBW as an independent contractor to act as financial adviser to Columbia regarding the merger. As part of its investment banking business, KBW is continually engaged in the valuation of banking businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, KBW has experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of its business as a broker-dealer, KBW may, from time to time, purchase securities from, and sell securities to, Columbia and West Coast. As a market maker in securities, KBW may from time to time have a long or short position in, and buy or sell, debt or equity securities of Columbia and West Coast for KBW’s own account and for the accounts of its customers.

Columbia and KBW entered into an agreement relating to the services to be provided by KBW in connection with the merger. Columbia agreed to pay KBW a cash fee of $250,000 concurrently with the rendering of its opinion. In addition, Columbia agreed to pay to KBW at the time of closing a cash fee equal to

$2,500,000. Pursuant to the KBW engagement agreement, Columbia also agreed to reimburse KBW for all reasonable out-of-pocket expenses and disbursements, including fees and reasonable expenses of counsel, incurred in connection with the engagement and to indemnify KBW and related parties against certain liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement. KBW has acted as financial advisor to Columbia in other transactions. Over the past two years, Columbia has paid KBW approximately $350,000 in advisory fees. In addition, KBW has engaged in fixed income business with West Coast and in the past two years, KBW has earned fees of approximately $85,000 in executing fixed income trades for West Coast.

Management and Board of Directors of Columbia After the Merger

Upon completion of the merger, the board of directors of Columbia will consist of the directors serving on the board of directors of Columbia prior to the effective time of the merger plus one independent director from the board of directors of West Coast, to be selected by Columbia’s Nominating and Corporate Governance Committee (who will also be invited to join the board of directors of Columbia State Bank).

The remaining current directors and senior officers of Columbia are expected to continue in their current positions, other than as has been or may be publicly announced by Columbia in the normal course. Information about the current Columbia directors and executive officers can be found in the documents listed under “Where You Can Find More Information” included elsewhere in this joint proxy statement/prospectus.

Interests of West Coast Directors and Executive Officers in the Merger

In considering the recommendations of the board of directors of West Coast, West Coast shareholders should be aware that certain directors and executive officers of West Coast have interests in the merger that may differ from, or may be in addition to, the interests of West Coast shareholders generally. These interests are described in more detail and quantified below. The board of directors of West Coast was aware of these interests and considered them, among other matters, when it adopted the merger agreement and in making its recommendations that the West Coast shareholders approve the Merger proposal. For purposes of all West Coast agreements and plans described below, the completion of the transactions contemplated by the merger agreement will constitute a change of control, change in control or term of similar meaning.

Board Membership. Under the merger agreement, Columbia’s Nominating and Corporate Governance Committee will recommend to Columbia’s board of directors one person from West Coast’s board of directors to serve on Columbia’s board of directors and the board of directors of Columbia State Bank following the completion of the merger. Among other criteria, the person selected must have qualified as an “independent” director of West Coast under applicable Nasdaq rules. The Committee has recommended and the board has approved David Dietzler to join the Columbia board following the merger.

Indemnification and Insurance. Under the merger agreement, Columbia will indemnify each present and former director and officer of West Coast and its subsidiaries, to the fullest extent permitted under law, against claims existing or occurring at or prior to the effective time of the merger (including relating to the merger) and advance expenses incurred by any such person subject to the person’s undertaking to repay if it is later determined that he or she is not entitled to indemnification. Also under the merger agreement, Columbia will provide or purchase director and officer liability insurance for a period of six years following the effective time of the merger to reimburse each present and former director and officer of West Coast or its subsidiaries with respect to claims arising from facts or events occurring before that effective time, which insurance will contain at least the same coverage provided by West Coast to the present and former directors and officers of West Coast or its subsidiaries immediately prior to the completion of the merger, provided that Columbia is not required to expend, on an annual basis, an amount in excess of 150% of the aggregate annual premiums paid as of the date of the merger agreement by West Coast for any such insurance and if any such annual expense at any time would exceed that amount, then Columbia will cause to be maintained policies of insurance which provide the maximum coverage available at an annual premium equal to that amount. Prior to the effective time of the merger, and in lieu of the foregoing, West Coast will use reasonable best efforts to purchase a tail policy for directors’ and officers’ liability insurance on the terms described in the prior sentence and subject to certain other specifications agreed to by the parties, and fully pay for such policy prior to the effective time of the merger.

Outstanding Stock Options. West Coast has awarded stock options to acquire West Coast common stock to its non-employee directors and executive officers. In connection with the completion of the merger, all unvested stock options to acquire West Coast common stock will vest and convert into stock options to purchase Columbia common stock on the same terms and conditions (other than vesting), with the number of shares subject to the converted option and the per-share exercise price to be adjusted to reflect the terms of the transaction. None of the executive officers or directors hold unvested stock options.

Restricted Shares. West Coast has awarded shares of West Coast common stock that are subject to vesting, repurchase or other lapse restrictions that, in connection with the completion of the merger, will vest in full and become free of all restrictions and the holder will be entitled to receive the merger consideration with respect to each such share of West Coast common stock. Based upon equity compensation holdings as of January 15, 2013, the number of unvested West Coast restricted shares held by the executive officers and directors are as follows: Mr. Sznewajs, 10,306; Mr. Giltvedt, 5,864; Mr. Robbins, 4,804; Ms. McKeown, 4,804; the three other executive officers (as a group), 8,105; and the eight nonemployee directors (as a group), 8,400.

Non-Compete Arrangements. In addition to any other restrictive covenants described below, in connection with the merger, Mr. Sznewajs (as well as certain other directors) was asked to, and did, enter into a Voting and Non-Competition Agreement pursuant to which he agreed, among other things, for a one-year period following the closing of the merger, not to directly or indirectly become involved in any competing business, which is defined as any depository, wealth management or trust business company or holding company thereof within the States of Washington and Oregon, subject to certain exceptions. The agreement also prohibits Mr. Sznewajs from soliciting any employees or customers of Columbia and its subsidiaries (including West Coast Bank) for a one-year period following the closing of the merger. See “The Merger Agreement—Related Agreements” included elsewhere in this joint proxy statement/prospectus.

Employment Agreement. West Coast Bank and West Coast previously entered into an employment agreement with Mr. Sznewajs, which expires December 31, 2013. The employment agreement provides for an annual base salary and an annual cash bonus opportunity of 50 percent of his annual base salary. Pursuant to the employment agreement, Mr. Sznewajs is entitled to participate in all pension, welfare and insurance benefit plans or programs, and such fringe benefits as are available to other senior executives. The employment agreement provides for severance benefits; however, in the event of a qualifying termination of employment during the two-year period following a change in control, Mr. Sznewajs will only receive severance benefits (other than accrued benefits through the date of termination) pursuant to his change in control agreement (described below).

Change in Control Agreements with Mr. Sznewajs, Mr. Giltvedt and the Other Executive Officers. Each of the executive officers (other than Mr. Robbins and Ms. McKeown, whose change in control agreements will be superseded by employment agreements entered into with Columbia upon the completion of the merger and are described below) have previously entered into change in control agreements with West Coast and West Coast Bank that provide for benefits upon a termination of employment without “cause” or a resignation for “good reason” within a specified period (36 months for Mr. Sznewajs, 24 months for Mr. Giltvedt and 24 months or 12 months for the other executive officers) following a change in control (as each term is defined in the change in control agreement). Upon such a qualifying termination, the severance payments and benefits under these agreements generally include:

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a lump sum payment equal to three (Mr. Sznewajs), two (Mr. Giltvedt and two of the other executive officers) or one (one other executive officer) times the sum of the applicable executive officer’s annualized monthly salary and the average of the bonus paid for the year before the year in which the termination of employment occurred and the annualized amount of the bonus earned by the executive officer through the date of termination of employment;

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continued payment of premiums for COBRA group health coverage as in effect at the time of the termination of employment (with both employee and employer portion paid) for the lesser of 18 months and the maximum permitted by applicable law (continued health benefits are not provided for one of the other executive officers);

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a lump sum payment equal to three (Mr. Sznewajs) or two (Mr. Giltvedt and two of the other executive officers) times the sum of the applicable executive officer’s deemed matching contribution and deemed profit-sharing contribution determined based on past deferral percentages and the applicable matching contribution formula (deemed matching contributions and profit sharing contributions are not provided for one of the other executive officers);

•	reimbursement for outplacement services with a maximum value ranging from $2,000 to $10,000; and

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an excise tax “gross-up” on any payments or benefits that would constitute an “excess parachute payment” (as defined in Section 280G of the Code), so that the executive is in the same “net” after-tax position that the executive would have been in if such payment, benefit and gross-up payments had not constituted excess parachute payments (one executive officer is subject to a “cut-back” and does not have a gross-up).

For an estimate of the amounts payable in connection with a qualifying termination of employment following the merger to West Coast’s named executive officers who are party to the change in control agreements described above, see “—Merger Related Compensation for West Coast’s Named Executive Officers” below. Based on compensation levels as of January 15, 2013 and assuming a qualifying termination of employment, the amount of cash severance that would be payable to the three other executive officers with change in control agreements, as a group, is $1,537,437 (including the estimated value of the COBRA continuation payments, excise tax gross-ups, the outplacement and matching contributions).

Employment Agreements with Mr. Robbins and Ms. McKeown. In connection with the execution of the merger agreement, Mr. Robbins and Ms. McKeown entered into substantially similar employment agreements with Columbia that, effective upon the completion of the merger, supersede their respective change in control agreements that were previously entered into with West Coast and West Coast Bank.

The employment agreements provide that Mr. Robbins will serve as Senior Vice President, Oregon and Southwest Washington Group Manager and Ms. McKeown will serve as Senior Vice President, Oregon and Southwest Washington Commercial Banking Manager. Mr. Robbins and Ms. McKeown will have an initial annual base salary of $216,000 and be eligible for an annual bonus with a target opportunity of twenty-five percent of annual base salary, with the actual annual bonus to be determined based on the attainment of performance objectives established by Columbia’s board of directors or the compensation committee of Columbia’s board of directors.

The employment agreements provide for a grant of restricted stock of 3,000 shares for Mr. Robbins and 2,000 shares for Ms. McKeown that vests over a four year period, with 20 percent vesting on the second anniversary of the completion of the merger, 30 percent vesting on the third anniversary of the completion of the merger and the remaining 50 percent vesting on the fourth anniversary of the completion of the merger. Each of Mr. Robbins and Ms. McKeown were also granted a retention bonus equal to $554,365 (the amount that each would have been entitled to had their employment been terminated under certain circumstances in connection with the completion of the merger) that vests in two equal annual installments, subject to continued employment (subject to accelerated vesting and payment upon certain terminations of employment) and pays out on a termination of employment for any reason after the second anniversary of the completion of the merger.

The employment agreements also provide that Columbia will maintain the Supplemental Executive Retirement Plans, or SERPs, for both Mr. Robbins and Ms. McKeown, with the benefit to never be less than the benefit provided pursuant to the SERP in the event of a qualifying termination of employment within 24 months of a change in control. The employment agreement also provides that, upon a termination of employment without “cause” or a resignation for “good reason” (as each is defined in the employment agreement), Mr. Robbins and Ms. McKeown will each be entitled to all earned but unpaid amounts, the accelerated vesting of the retention bonus and all outstanding equity awards, 18 months of COBRA continuation (fully paid by Columbia) and $5,000 in outplacement and/or tax planning services. Mr. Robbins and Ms. McKeown will also be entitled to a “gross-up” for any excise taxes as a result of “excess parachute payments” within the meaning of Section 280G of the Code (as described above) and will be subject to a 12 month non-solicit of employees and customers and a 12 month non-compete following the termination of their respective employment.

Supplemental Executive Retirement Plan. West Coast has entered into SERPs with each of its named executive officers and Mr. Bygland, an executive officer of West Coast, in order to help retain key executives. Each of the executive officers who are party to a SERP agreement elected to have SERP benefits pay out in a lump sum upon any termination of employment, including following a change in control, except for Mr. Giltvedt. Mr. Giltvedt’s SERP benefit is paid out in installments over a 15-year period, except in the event of his death prior to his normal retirement age. All SERP benefits are equal to, or the lump sum payment is calculated based on the value of, a 15-year stream of monthly payments equal to 35 percent (45 percent in the case of Mr. Sznewajs) of the participant’s final base salary, except that, in the event a participant terminates employment in connection with a termination event under his or her change in control agreement, monthly payments or lump sum amounts are based on 35 percent (or 45 percent, as applicable) of base salary as of the participant’s normal retirement date.

Each SERP also includes non-competition and non-solicitation provisions that provide for a loss of future benefits and forfeiture of benefits received after a breach but before discovery if an executive competes with West Coast in the state of Oregon or state of Washington or solicits West Coast customers or employees (i) in the case of Mr. Sznewajs, within 36 months of any termination which triggers change in control benefits; and (ii) in the case of other executive officers, within 24 months of any termination which triggers change in control benefits or 12 months of any other termination.

The incremental present value of SERP benefits that would become due to the executive upon a termination of employment in connection with a change in control as compared to a voluntary termination for each of the named executive officers is set forth below, see “—Merger Related Compensation for West Coast’s Named Executive Officers”. For Mr. Bygland, the incremental present value of his SERP benefit that would become due to him upon a termination of employment in connection with a change in control is $154,849.

Merger-Related Compensation for West Coast’s Named Executive Officers

The following table and the related footnotes provide information about the compensation to be paid to West Coast’s named executive officers that is based on or otherwise relates to the merger. The compensation shown in this table and described in these footnotes is the subject of a non-binding advisory vote of the West Coast shareholders at the West Coast special meeting, as described in “West Coast Proposals—Merger-Related Named Executive Officer Compensation Proposal” on page 134. The figures in the table are estimated based on compensation levels as of the date of this document and an assumed effective date of January 15, 2013 for both the merger and, where applicable, termination of the named executive officer’s employment. The amounts reported below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described in this document, and do not reflect certain compensation actions that may occur before the completion of the merger (such as the payment of 2012 bonuses). All amounts below that are determined using the per share value of West Coast common stock have been calculated based on a per share price of West Coast common stock of $22.59 (the average closing market price of West Coast common stock over the first five business days following the public announcement of the merger on September 26, 2012). As a result of the foregoing assumptions, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

GOLDEN PARACHUTE COMPENSATION

Name (a)*	Cash ($) (b) (1)	Equity ($) (c) (2)	Pension/ NQDC ($) (d) (3)	Prequisites/ Benefits ($) (e) (4)	Tax Reimbursement ($) (f) (5)	Other ($) (g)	Total ($) (h)
Robert D. Sznewajs	1,845,000	232,792	59,493	31,022	835,255	0	3,003,562
Anders Giltvedt	672,800	132,450	162,538	47,257	370,630	0	1,385,676
Xandra McKeown	554,365	108,513	88,360	14,772	0	0	766,010
Hadley Robbins	554,365	108,513	401,982	6,056	438,998	0	1,509,914

*	No figures are reported with respect to David Bouc, West Coast’s former General Counsel, as Mr. Bouc left West Coast on March 31, 2012.
(1)	All severance provided by West Coast is double trigger (meaning a termination of employment must occur in connection with the change in control during the applicable protection period in order to be entitled to severance). Upon qualifying terminations of employment (as described above) following a change in control pursuant to the change in control agreements with Messrs. Sznewajs and Giltvedt, Mr. Sznewajs would be entitled to a lump sum cash severance payment equal to $1,845,000 and Mr. Giltvedt would be entitled to a lump sum cash severance payment equal to $672,800.

The employment agreements entered into by Columbia with each of Mr. Robbins and Ms. McKeown provide for a lump sum cash retention payment equal to $554,365. The retention bonus will vest in two equal installments and the vested amount will be payable upon the applicable named executive officer’s termination of employment. The vesting of the retention bonus accelerates upon a qualifying termination of employment. As described above, the employment agreements provide for each of Mr. Robbins and Ms. McKeown to be employed in key roles with Columbia and the current intent is for each of them to remain employed by Columbia indefinitely following the consummation of the merger.

(2)	All unvested equity awards vest immediately upon the completion of a change in control (single trigger). None of the named executive officers hold unvested stock options. The amount disclosed in this column represents the number of outstanding shares of restricted stock multiplied by $22.59.
(3)	Represents the incremental present value of SERP benefits that would become due to the executive upon a termination of employment in connection with a change in control as compared to a voluntary termination. All SERP payments are subject to the restrictive covenants described in the disclosure above.
(4)	Mr. Sznewajs: includes three times the 2012 estimated 401(k) and profit sharing company matching contribution, 18 months of continued COBRA premiums, and outplacement services. Mr. Giltvedt: includes two times the 2012 estimated 401(k) and profit sharing company matching contribution, 18 months of continued COBRA premiums, and outplacement services. Ms. McKeown and Mr. Robbins: 18 months of continued COBRA premiums and outplacement services.
(5)	Represents the estimated gross-up payments that would be due to Mr. Sznewajs, Mr. Giltvedt and Mr. Robbins to cover excise taxes arising out of severance benefits shown in the table. Ms. McKeown is also eligible for this benefit; however, the payments in this scenario do not trigger an excise tax, thus no gross-up payment is shown in the table set forth above.

Series B Preferred Stock, Stock Options, Class C Warrants, and Restricted Shares

Series B Preferred Stock. As provided in the terms of the Series B Preferred Stock, each holder of outstanding shares of Series B Preferred Stock will have the right, at its option, to convert any or all of such holder’s shares of Series B Preferred Stock into the merger consideration as if such shares had been converted immediately prior to the effective time of the merger into the number of shares of West Coast common stock into which such shares would then be convertible assuming a Mandatory Conversion Date (as defined in the terms of the Series B Preferred Stock) had occurred, and will be entitled to the same right of election (and proration, except that, as described below, with respect to shares of Series B Preferred Stock held by holders of Class C Warrants, proration allocations will be applied first to such holder’s shares of West Coast common stock, and then to its Series B Preferred Stock) as holders of West Coast common stock. At the effective time of the merger, each share of Series B Preferred Stock as to which a conversion election has not been made will remain outstanding and will convert into preference securities of Columbia having rights (including, but not limited to, the right of conversion), preferences, privileges and voting powers that, taken as a whole, are not materially less favorable to the holders of the shares of Series B Preferred Stock than the rights, preferences, privileges and voting powers that they had prior to the merger. Such securities are described in greater detail in the section of this document titled “Description of Columbia’s Capital Stock.”

West Coast Stock Options. At the effective time of the merger, each outstanding and unexercised West Coast stock option will be converted into and become a vested option to purchase Columbia common stock (which we refer to as a converted option) on the same terms and conditions (other than vesting, which will occur at the effective time of the merger) as are in effect with respect to the West Coast stock option immediately prior to the effective time of the merger, except that (i) each such converted option may be exercised solely for shares of Columbia common stock, (ii) the number of shares of Columbia common stock subject to each converted option will be equal to the number of shares of West Coast common stock subject to the West Coast stock option immediately prior to the effective time, multiplied by the exchange ratio (rounded down to the nearest whole share), and (iii) the per-share exercise price for each converted option will be adjusted by dividing the per-share exercise price of the West Coast stock option by the exchange ratio (rounded up to the nearest whole cent). A holder of a West Coast stock option may, in accordance with the terms of West Coast’s 2002 Stock Incentive Plan under which the West Coast stock option was granted, elect to exchange such holder’s converted option for cash within sixty (60) days following the effective time of the merger on the terms and subject to the conditions set forth in the 2002 Stock Incentive Plan.

Class C Warrants. At the effective time of the merger, each outstanding and unexercised Class C Warrant will remain outstanding and will be deemed an equivalent warrant with rights to receive the merger consideration on the same terms and conditions as are in effect with respect to the Class C Warrant immediately prior to the effective time of the merger, which we refer to as an equivalent warrant. Each Class C Warrant will become exercisable for the merger consideration based on the merger consideration that would have been received as if each Class C Warrant had been exercised for Series B Preferred Stock and converted to West Coast common stock in accordance with the terms thereof prior to the effective time of the merger. Each holder of an equivalent warrant is being given an election statement, for purposes of electing to receive cash, stock, or a unit consisting of a mix of cash and stock upon future exercise of such equivalent warrant, and the merger consideration such holders of equivalent warrants will receive upon exercise will be subject to the election and proration procedures described above applicable to holders of West Coast common stock, except that proration with respect to a holder of Class C Warrants will aggregate all elections made by such holder with respect to such holder’s shares of West Coast common stock, shares of Series B Preferred Stock and Class C Warrants, and any proration allocations will be applied first to such holder’s shares of West Coast common stock and second to such holder’s shares of Series B Preferred Stock.

West Coast Restricted Shares. At the effective time of the merger, each share of West Coast common stock subject to vesting, repurchase or other lapse restrictions granted under West Coast’s 2002 Stock Incentive Plan or 2012 Omnibus Incentive Plan will vest in full and become free of such restrictions, and any repurchase right will lapse and the holder thereof will be entitled to receive the merger consideration with respect to each such restricted shares, less applicable taxes and withholding.

THE MERGER AGREEMENT

Effects of the Merger

As a result of the merger, a wholly-owned subsidiary of Columbia to be incorporated prior to the closing of the merger, will merge with and into West Coast, with West Coast continuing as the surviving corporation. The articles of incorporation and bylaws of the surviving corporation will be the articles of incorporation and bylaws of Columbia’s merger subsidiary as in effect immediately prior to the effective time of the merger, and the directors and officers of such merger subsidiary immediately prior to the effective time of the merger will be the directors and officers of the surviving corporation and shall hold office until their respective successors are duly appointed and qualified, or their earlier death, resignation or removal. As soon as reasonably practicable following the merger, and as part of a single integrated transaction, the surviving corporation will be merged with and into Columbia.

As a result of the merger, there will no longer be any publicly held shares of West Coast common stock. West Coast shareholders will no longer have any direct interest in the surviving company. Those West Coast shareholders who receive all of the merger consideration in the form of cash will not participate in the future earnings and potential growth of the combined company following the merger, and will no longer bear the risk of any losses incurred in the operation of the combined company’s business or of any decreases in the value of that business. Those West Coast shareholders receiving shares of Columbia common stock as merger consideration will only participate in the combined company’s future earnings and potential growth through their ownership of Columbia common stock. All of the other incidents of direct stock ownership in West Coast, such as the right to vote on certain corporate decisions, to elect directors and to receive dividends and distributions from West Coast, will be extinguished upon completion of the merger.

Effective Time of the Merger

The closing of the merger will occur at 10:00 a.m., Pacific Standard time, on the first business day of the first calendar month that follows the month in which all of the closing conditions are satisfied, unless the parties mutually agreed to extend the closing, but if the closing conditions are satisfied on or after December 1, 2012, and before December 31, 2012, then the closing will take place on December 31, 2012. The merger will be completed legally at the date and time specified in the articles of merger to be filed by Columbia with the Secretary of State of the State of Oregon. As of the date of this document, the parties expect that the merger will be effective by the end of the first calendar quarter of 2013. However, there can be no assurance as to when or if the merger will occur.

As described below, if the merger is not completed by July 1, 2013 (which can be extended to October 1, 2013 by either party if the requisite regulatory approvals have not yet been obtained), the merger agreement may be terminated by either West Coast or Columbia, unless the failure of the closing to occur by such date is due to the failure of the party seeking to terminate the merger agreement to perform or observe the covenants and agreements of such party set forth in the merger agreement.

Covenants and Agreements

Conduct of Businesses Prior to the Completion of the Merger. West Coast has agreed that, prior to the effective time of the merger, it will conduct its business, and cause its subsidiaries to conduct their respective businesses, in the ordinary course consistent with past practice in all material respects and use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships. West Coast and Columbia have agreed to take no action (and to cause their subsidiaries to take no action) that is intended to or would reasonably be expected to adversely affect or materially delay the ability to obtain any necessary approvals of any regulatory agency or other governmental entity required for the completion of the merger or to perform the covenants and agreements in the merger agreement or to consummate the merger and the other transactions contemplated by the merger agreement.

In addition to the general covenants above, West Coast has agreed that prior to the effective time of the merger, subject to specified exceptions, it will not, and will not permit its subsidiaries to, without the prior written consent of Columbia (which shall not be unreasonably withheld):

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issue, sell or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize or propose the creation of, any additional shares of its capital stock, or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities or receive a cash payment based on the value of any shares of such capital stock, or permit any additional shares of its capital stock, or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities or receive a cash payment based on the value of any shares of such capital stock, to become subject to new grants, in each case except for certain permitted actions in connection with West Coast benefit plans and other arrangements or as required under the terms of Series B Preferred Stock or Class C Warrants;

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make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock (other than (A) ordinary quarterly dividends not to exceed 5 cents per share, subject to potential increase in subsequent quarters up to an amount based on a dividend payout ratio of 25% of quarterly earnings (of the applicable prior quarter), to the extent declared by the board of directors of West Coast, (B) authorized dividends from its wholly owned subsidiaries to it or another of its wholly owned subsidiaries, or (C) required dividends on any preferred stock or securities of West Coast subsidiaries), or directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of its stock (other than repurchases of common shares in the ordinary course of business to satisfy obligations under benefit plans);

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amend the material terms of, waive any material rights under, terminate, knowingly violate the terms of or enter into (i) any material contract, agreement with a regulatory agency, or other binding obligation that is material to West Coast and its subsidiaries, taken as a whole, (ii) any material restriction on the ability of West Coast or its subsidiaries to conduct its business as it is presently being conducted or (iii) any contract governing the terms of West Coast common stock or rights associated therewith or any other outstanding capital stock or any outstanding instrument of indebtedness;

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sell, transfer, mortgage, encumber, license, let lapse, cancel, abandon or otherwise dispose of or discontinue any of its assets, deposits, business or properties, except for sales, transfers, mortgages, encumbrances, licenses, lapses, cancellations, abandonments or other dispositions or discontinuances in the ordinary course of business and in a transaction that, together with other such transactions, is not material to West Coast and its subsidiaries, taken as a whole;

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acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business) all or any portion of the assets, business, deposits or properties of any other entity except in the ordinary course of business and in a transaction that, together with other such transactions, is not material to West Coast and its subsidiaries, taken as a whole, and would not reasonably be expected to present a material risk that the closing of the merger will be materially delayed or that the requisite regulatory approvals will be more difficult to obtain;

•	amend the West Coast articles of incorporation or bylaws, or similar governing documents of any of its significant subsidiaries;

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subject to certain exceptions, including as required under applicable law or the terms of any benefit plan in effect as of the date of the merger agreement, (i) increase in any manner the compensation or benefits of any of the current or former directors, officers, employees, consultants, independent contractors or other service providers of West Coast or its subsidiaries, except for ordinary course merit-based increases in the base salary of employees (other than directors or executive officers of, or individuals who are party to an employment agreement or change of control agreement with West Coast or its subsidiaries) consistent with past practice, (ii) become a party to, establish, amend, alter a prior interpretation of in a manner that enhances rights or materially increases costs, commence participation in, terminate or commit itself to the adoption of any benefit plan or plan that would be a benefit plan if in effect as of the date of the merger agreement, other than de minimis amendments in the ordinary course of business consistent with past practice, (iii) grant, pay or increase (or commit to grant, pay or increase) any retention bonus, severance, retirement or termination pay, other than in connection with terminations of employment in the ordinary course of business consistent with past practice (iv) accelerate the payment or vesting of, or lapsing of restrictions with respect to, any stock-based compensation, long-term incentive compensation or any bonus or other incentive compensation, (v) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any benefit plan, (vi) terminate the employment or services of any executive officer or employee who is party to a change in control agreement other than for cause, or (vii) hire any officer, employee, independent contractor or consultant, except in the ordinary course of business for non-executive officer positions for a base salary not in excess of $250,000;

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take, or omit to take, any action that would prevent or impede, or could reasonably be expected to prevent or impede, the mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

•	incur or guarantee any indebtedness for borrowed money other than in the ordinary course of business;

•

enter into any new line of business or materially change its lending, investment, underwriting, risk and asset liability management and other banking and operating policies, except as required by law or requested by a regulatory agency;

•

other than in consultation with Columbia, make any material change to (i) its investment securities portfolio, derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or (ii) the manner in which the portfolio is classified or reported, except as required by law or requested by a regulatory agency;

•

settle any action, suit, claim or proceeding against it or any of its subsidiaries, except for an action, suit, claim or proceeding that is settled in an amount and for consideration not in excess of $250,000 and that would not (i) impose any material restriction on the business of West Coast or its subsidiaries or (ii) create adverse precedent for claims that are reasonably likely to be material to West Coast or its subsidiaries;

•

other than as determined to be necessary or advisable by West Coast in the good faith exercise of its discretion based on changes in market conditions, alter materially its interest rate or pricing fee or fee pricing policies with respect to depository accounts of any of its subsidiaries or waive any material fees with respect thereto;

•

make any material changes in its policies and practices with respect to (i) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, loans or (ii) its hedging practices and policies, in each case except as required by law or requested by a regulatory agency;

•	enter into any securitizations of any loans or create any special purpose funding or variable interest entity other than on behalf of clients;

•	invest in any mortgage-backed or mortgage related securities which would be considered “high-risk” securities under applicable regulatory pronouncements;

•

except for loans or commitments for loans that have been approved by West Coast prior to the date of the merger agreement, without prior consultation with Columbia, make or acquire any loan or issue a commitment (or renew or extend an existing commitment) for any loan, that would result in total credit exposure to the applicable borrower (and its affiliates) in excess of (A) $5,000,000 (with respect to borrowers with an outstanding loan from West Coast or a subsidiary of West Coast as of the date of the merger agreement) or (B) $5,000,000 (with respect to all other borrowers), or (ii) without prior consultation with Columbia, enter into agreements relating to, or consummate purchases or sales of, whole loans in excess of $5,000,000 in principal amount or purchase price;

•	make application for the opening, relocation or closing of any, or open, relocate or close any, branch office, loan production office or other significant office or operations facility;

•

except pursuant to arrangements or agreements in effect on the date of the merger agreement which have been disclosed to Columbia, pay, loan or advance any amount to, or sell, transfer or lease any properties, rights or assets (real, personal or mixed, tangible or intangible) to, or enter into any arrangement or agreement with, any of its officers or directors or any of their family members, or any affiliates or associates (as defined under the Exchange Act) of any of its officers or directors, other than loans originated in the ordinary course of business and, in the case of any such arrangements or agreements relating to compensation, fringe benefits, severance or termination pay or related matters, only as otherwise permitted pursuant to the merger agreement;

•

make or change any material tax elections, change or consent to any change in it or its subsidiaries’ method of accounting for tax purposes (except as required by applicable tax law), take any material position on any material tax return filed on or after the date of the merger agreement, settle or compromise any material tax liability, claim or assessment, enter into any closing agreement, waive or extend any statute of limitations with respect to a material amount of taxes, surrender any right to claim a refund for a material amount of taxes, or file any material amended tax return, in each case except in the ordinary course of business or consistent with past practice; or

•	agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the above prohibited actions.

Columbia has agreed to a more limited set of restrictions on its business prior to the completion of the merger. Specifically, Columbia has agreed that prior to the effective time of the merger, except as expressly permitted by the merger agreement, it will not, and will not permit its subsidiaries to, without the prior written consent of West Coast (which shall not be unreasonably withheld):

•

amend the articles of incorporation or bylaws of Columbia or similar governing documents of any of its significant subsidiaries in a manner that would materially and adversely affect West Coast common shareholders or that would materially impede Columbia’s ability to consummate the transactions contemplated by the merger agreement;

•

take, or omit to take, any action that would prevent or impede, or could reasonably be expected to prevent or impede, the mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

•

except as may be required by applicable law, regulation or policies imposed by any governmental entity, (i) take any action that would reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated by the merger agreement, or (ii) take, or omit to take, any action that is reasonably likely to result in any of the conditions to the merger not being satisfied;

•

other than pursuant to the terms of Columbia stock plans in the ordinary course, (i) issue, sell or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize or propose the creation of, any additional shares of its capital stock, or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities or receive a cash payment based on the value of any shares of such capital stock, or (ii) permit any additional shares of its capital stock, or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities or receive a cash payment based on the value of any shares of such capital stock, to become subject to new grants;

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sell, transfer, mortgage, encumber, license, let lapse, cancel, abandon or otherwise dispose of or discontinue any of its material assets, deposits, business or properties, except for (i) branch closures or (ii) sales, transfers, mortgages, encumbrances, licenses, lapses, cancellations, abandonments or other dispositions or discontinuances in the ordinary course of business and in a transaction that, together with all other such transactions, is not material to Columbia and its subsidiaries, taken as a whole and would not reasonably be expected to present a material risk that the closing of the merger will be materially delayed or that the requisite regulatory approvals will be more difficult to obtain;

•

acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business) all or any material portion of the assets, business, deposits or properties of any other entity except in the ordinary course of business and in a transaction that, together with all other such transactions, is not material to Columbia and its subsidiaries, taken as a whole, and would not reasonably be expected to present a material risk that the closing of the merger will be materially delayed or that the requisite regulatory approvals will be more difficult to obtain;

•	materially change its lending, investment, underwriting, risk and asset liability management and other banking and operating policies, except as required by law or requested by a regulatory agency;

•

settle any action, suit, claim or proceeding against it or any of its subsidiaries that would impose any material restriction on the business of it or its subsidiaries or create adverse precedent for claims that are reasonably likely to be material to it or its subsidiaries;

•

except pursuant to arrangements or agreements in effect on the date of the merger agreement which have been previously disclosed to West Coast, pay, loan or advance any amount to, or sell, transfer or lease any properties, rights or assets (real, personal or mixed, tangible or intangible) to, or enter into any arrangement or agreement (other than employment and compensation related arrangements) with, any of its officers or directors or any of their family members, or any affiliates or associates (as defined under the Exchange Act) of any of its officers or directors, other than loans originated in the ordinary course of business;

•	with respect to it and its significant subsidiaries, adopt or enter into a plan of liquidation or dissolution; or

•	agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the above prohibited actions.

Regulatory Matters. Columbia and West Coast have agreed to promptly prepare and file with the SEC a registration statement on Form S-4, of which this document is a part. Columbia and West Coast have agreed to use reasonable best efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing, and to mail or deliver the proxy statement/prospectus to their shareholders. Columbia has also agreed to use its reasonable best efforts to obtain all necessary state securities law or “blue sky” permits and approvals required to consummate the merger, and West Coast has agreed to furnish all information concerning West Coast and the holders of West Coast common stock as may be reasonably requested in connection with any such action.

Columbia and West Coast have agreed to cooperate with each other and use their respective reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the merger as soon as possible, and no later than July 1, 2013, to the extent reasonably practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations. West Coast and Columbia have the right to review in advance and, to the extent practicable, each will consult the other on, in each case subject to applicable laws, all the non-confidential information relating to West Coast or Columbia (excluding any confidential financial information relating to individuals), as the case may be, and any of their respective subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any governmental entity in connection with the transactions contemplated by the merger agreement. In addition, West Coast and Columbia will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and governmental entities necessary or advisable to consummate the merger and each party will keep the other apprised of the status of matters relating to the completion of the merger. Each party will consult with the other in advance of any meeting or conference with any governmental entity in connection with the merger and, to the extent permitted by such governmental entity, give the other party and/or its counsel the opportunity to attend and participate in such meetings and conferences.

Additionally, each of Columbia and West Coast has agreed to furnish to the other, upon request, all information concerning itself, its subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with this proxy statement/prospectus, the Form S-4 or any other statement, filing, notice or application made by or on behalf of Columbia, West Coast or any of their respective subsidiaries to any governmental entity in connection with the merger.

Columbia and West Coast have agreed to use their reasonable best efforts to (i) avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the closing of the merger, and (ii) avoid or eliminate each and every impediment under any applicable law and resolve any questions or issues raised by any governmental entity so as to enable the closing of the merger to occur as soon as possible, and in any event no later than July 1, 2013, including, without limitation, making expenditures and incurring costs, raising capital, divesting or otherwise disposing of businesses or assets of Columbia, West Coast, and their respective subsidiaries, effecting the dissolution, internal merger or consolidation of subsidiaries of Columbia or West Coast effective upon the completion of the merger, or enhancing internal controls (including by increasing staffing levels and external hires).

Each of Columbia and West Coast will promptly advise the other upon receiving any communication from any governmental entity the consent or approval of which is required for consummation of the merger that causes such party to believe that there is a reasonable likelihood that any requisite regulatory approval will not be obtained or that the receipt of any such approval may be materially delayed.

Shareholder Approval. West Coast’s board of directors has resolved to recommend to the West Coast shareholders that they approve the merger agreement and to submit to West Coast shareholders the merger agreement and any other matters required to be approved by West Coast shareholders in order to carry out the intentions of the merger agreement, subject to certain exceptions if, following the receipt of a Company Superior Proposal (as defined below), the board of directors of West Coast concludes in good faith (and based on the advice of counsel) that the failure to withdraw its recommendation or terminate the merger agreement would more likely than not result in a violation of the board’s fiduciary duties under applicable law.

Columbia’s board of directors has resolved to recommend to the Columbia shareholders that they approve the issuance of Columbia common stock to be delivered to shareholders of West Coast in connection with the merger and to submit to the Columbia shareholders a proposal to issue such shares of Columbia common stock and any other matters required to be approved by the Columbia shareholders in order to carry out the intentions of the merger agreement.

NASDAQ Listing. Columbia will cause the shares of Columbia common stock (including the shares of Columbia common stock issuable upon exercise of the Class C Warrants or conversion of the Series B Preferred Stock) to be issued in the merger to have been authorized for listing on the Nasdaq Stock Exchange, subject to official notice of issuance, prior to the effective time of the merger.

Employee Matters. The merger agreement provides that for the period beginning on the closing date and ending on the 18-month anniversary of the closing date, Columbia will provide West Coast employees who become employees of Columbia or any of its subsidiaries (i) base salary and bonus opportunities consistent with base salary and bonus opportunities provided to Columbia employees who perform similar roles and have similar responsibilities and (ii) employee benefits that, in the aggregate, are no less favorable than employee benefits provided by Columbia to its similarly situated employees.

The merger agreement provides that Columbia will maintain the West Coast severance policy without amendment during the one-year period following the closing date of the merger. The merger agreement also provides that Columbia will assume the employment and change in control arrangements of West Coast employees following the closing date of the merger.

If the closing date occurs after December 31, 2012 and prior to December 31, 2013, West Coast will pay each employee who participates in an incentive compensation program maintained by West Coast or its subsidiaries a prorated bonus relating to 2013 performance (with the proration based on the number of days of the applicable performance period prior to the closing date) with performance deemed to be achieved at target level.

West Coast is also permitted to amend the individual Supplemental Executive Retirement Plans, or SERPs, with executives to reduce the discount rate with respect to lump sum payments to be made to certain executives upon separation from service and to provide the executive who will receive his SERP payments in installments with a reasonable annual increase to reflect changes to the cost of living.

Indemnification and Directors’ and Officers’ Insurance. From and after the effective time of the merger, Columbia and the surviving corporation in the merger will indemnify and hold harmless each present and former director and officer of West Coast and its subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the effective time of the merger, including the transactions contemplated by the merger agreement, to the fullest extent permitted under applicable law. Columbia and the surviving corporation have also agreed to advance expenses as incurred to the fullest extent permitted under applicable law, which will be repaid if it is ultimately determined that such person is not entitled to indemnification.

In addition, for a period of six years following the effective time of the merger, Columbia will provide director’s and officer’s liability insurance that serves to reimburse the present and former officers and directors of West Coast or any of its subsidiaries as of the effective time of the merger (providing only for the Side A coverage where the existing policies also include Side B coverage for West Coast) with respect to claims against such directors and officers arising from facts or events occurring before the effective time of the merger (including the transactions contemplated by the merger agreement), which insurance will contain at least the same coverage and amounts, and contain terms and conditions no less advantageous to such persons as that coverage currently provided by West Coast, except that Columbia is not required to expend, on an annual basis, an amount in excess of 150% of the aggregate annual premiums paid as of the date of the merger agreement by West Coast for any such insurance and if any such annual expense at any time would exceed that amount, then Columbia will cause to be maintained policies of insurance which provide the maximum coverage available at an annual premium equal to that amount. Prior to the effective time of the merger, and in lieu of the foregoing, West Coast will use reasonable best efforts to purchase a tail policy for directors’ and officers’ liability insurance on the terms described in the prior sentence and subject to certain other specifications agreed to by the parties, and fully pay for such policy prior to the effective time of the merger.

No Solicitation. The merger agreement precludes West Coast and its subsidiaries and their respective officers, directors, agents, advisors and affiliates from initiating, soliciting, encouraging or knowingly facilitating inquiries or proposals with respect to, or engaging in any negotiations concerning, or providing any confidential or nonpublic information or data to, or having any discussions with, any person relating to, any Company Acquisition Proposal (as defined below). However, if at any time after the date of the merger agreement and prior to obtaining the approval of the merger agreement by West Coast shareholders, West Coast receives an unsolicited bona fide Company Acquisition Proposal and the board of directors of West Coast concludes in good faith that such Company Acquisition Proposal constitutes, or is reasonably expected to result in, a Company Superior Proposal (as defined below), then West Coast and its board of directors may, and may permits its subsidiaries and West Coast’s and its subsidiaries’ representatives to, furnish or cause to be furnished nonpublic information and participate in such negotiations or discussions to the extent that the board of directors of West Coast concludes in good faith (and based on the advice of counsel) that failure to take such actions would be more likely than not to result in a violation of its fiduciary duties under applicable law. Prior to providing any such nonpublic information or engaging in any such negotiations, West Coast must have entered into a confidentiality agreement with such third party on terms no less favorable to West Coast than the confidentiality agreement between West Coast and Columbia, and such confidentiality agreement must expressly permit West Coast to comply with its obligations pursuant to the merger agreement. West Coast must promptly (and in any event within 24 hours) advise Columbia following receipt of any Company Acquisition Proposal or any request for nonpublic information or inquiry that would reasonably be expected to lead to any Company Acquisition Proposal and the substance thereof (including the identity of the person making such Company Acquisition Proposal), and keep Columbia promptly apprised of any related developments, discussions and negotiations (including the terms and conditions of any such request, inquiry or Company Acquisition Proposal, or all amendments or proposed amendments thereto) on a current basis.

As used in the merger agreement, “Company Acquisition Proposal” means a tender or exchange offer, proposal for a merger, consolidation or other business combination involving West Coast or any of its significant subsidiaries or any proposal or offer to acquire in any manner more than 24.9% of the voting power in, or more than 24.9% of the fair market value of the business, assets or deposits of, West Coast or any of its significant subsidiaries, other than the transactions contemplated by the merger agreement, any sale of whole loans and securitizations in the ordinary course and any bona fide internal reorganization. As used in the merger agreement, “Company Superior Proposal” means an unsolicited bona fide written Company Acquisition Proposal (with such percentages set forth in the definition of that term changed from 24.9% to 100%) that the West Coast board of directors concludes in good faith to be more favorable from a financial point of view to its shareholders than the merger and the other transactions contemplated by the merger agreement and to be reasonably capable of being consummated on the terms proposed, (i) after receiving the advice of its financial advisors (who shall be a nationally recognized investment banking firm), (ii) after taking into account the likelihood of consummation of such transaction on the terms set forth therein and (iii) after taking into account all legal (with the advice of counsel), financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal (including any expense reimbursement provisions and conditions to closing) and any other relevant factors permitted under applicable law, and after taking into account any amendment or modification to the merger agreement agreed to by Columbia.

In addition, in the event that West Coast receives a Company Acquisition Proposal that the West Coast board of directors concludes in good faith constitutes a Company Superior Proposal, the board of directors of West Coast may withdraw or materially and adversely modify its recommendation that West Coast shareholders vote to approve the merger agreement, or recommend to its shareholders a Company Acquisition Proposal other than the merger, or terminate the merger agreement, if it concludes in good faith (and based on the advice of counsel) that failure to take such actions would be more likely than not to result in a violation of its fiduciary duties under applicable law, as long as West Coast gives Columbia prior written notice at least three business days before taking such action and during such three business day period West Coast negotiates in good faith with Columbia to enable Columbia to make an improved offer that is at least as favorable to the shareholders of Columbia as such alternative Company Acquisition Proposal.

Representations and Warranties

The merger agreement contains representations and warranties made by West Coast to Columbia relating to a number of matters, including the following:

•	corporate organization, qualification to do business, and subsidiaries;

•	capitalization;

•	requisite corporate authority to enter into the merger agreement and to complete the contemplated transactions;

•	absence of conflicts with, or violations of, organizational documents or other obligations as a result of the merger;

•	required regulatory consents, approvals and filings necessary in connection with the merger;

•	reports to regulatory authorities and the accuracy of the information contained therein;

•	financial statements, and the absence of undisclosed liabilities;

•	broker’s fees payable in connection with the merger;

•	the absence of certain changes or events;

•	compliance with applicable law, including the existence of cease-and-desist orders, consent agreements or memoranda of understanding or similar communications with governmental entities;

•	inapplicability of certain state takeover statutes;

•	employee benefit matters;

•	lack of knowledge of any reason why required regulatory approvals should not be obtained on a timely basis;

•	opinion from financial advisor;

•	accuracy of West Coast information provided in this document;

•	legal proceedings;

•	certain material contracts;

•	environmental matters;

•	tax matters;

•

absence of action or circumstance that would impede the mergers, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

•	intellectual property;

•	properties;

•	insurance;

•	accounting and internal controls;

•	derivatives;

•	loan matters;

•	Community Reinvestment Act compliance;

•	investment securities;

•	related party transactions; and

•	labor matters.

The merger agreement also contains representations and warranties made by Columbia to West Coast relating to a number of matters, including the following:

•	corporate organization, qualification to do business, and subsidiaries;

•	capitalization;

•	requisite corporate authority to enter into the merger agreement and to complete the contemplated transactions;

•	absence of conflicts with, or violations of, organizational documents or other obligations as a result of the merger;

•	required regulatory consents, approvals and filings necessary in connection with the merger;

•	reports to regulatory authorities and the accuracy of the information contained therein;

•	financial statements, and the absence of undisclosed liabilities;

•	broker’s fees payable in connection with the merger;

•	the absence of certain changes or events;

•	compliance with applicable law, including the existence of cease-and-desist orders, consent agreements or memoranda of understanding or similar communications with governmental entities;

•	employee benefit matters;

•	lack of knowledge of any reason why required regulatory approvals should not be obtained on a timely basis;

•	accuracy of Columbia information provided in this document;

•	legal proceedings;

•	certain material contracts;

•	environmental matters;

•	tax matters;

•

absence of action or circumstance that would impede the mergers, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

•	properties;

•	insurance;

•	accounting and internal controls;

•	derivatives;

•	related party transactions;

•	labor matters;

•	availability of financing;

•	loan matters; and

•	Community Reinvestment Act compliance.

Certain of these representations and warranties are qualified as to “materiality” or “material adverse effect.” For purposes of the merger agreement, a “material adverse effect” with respect to West Coast or Columbia, as the case may be, means a material adverse effect on (a) the financial condition, results of operations or business of such party and its subsidiaries taken as a whole; provided, however, that, with respect to clause (a), a “material adverse effect” does not include effects arising out of, relating to or resulting from (A) changes after the date of the merger agreement in applicable GAAP or regulatory accounting requirements, (B) changes after the date of the merger agreement in laws, rules or regulations of general applicability to companies in the industries in which such party and its subsidiaries operate, (C) changes after the date of the merger agreement in global, national or regional political conditions or general economic or market conditions (including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United

States or foreign securities markets) affecting other companies in the industries in which such party and its subsidiaries operate, (D) changes after the date of the merger agreement in the credit markets, any downgrades in the credit markets, or adverse credit events resulting in deterioration in the credit markets generally and including changes to any previously correctly applied asset marks resulting therefrom, (E) a decline in the trading price of a party’s common stock or a failure, in and of itself, to meet earnings projections, but not, in either case, including any underlying causes thereof, (F) the public disclosure of the merger agreement or the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (G) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism or (H) actions or omissions taken with the prior written consent of the other party or expressly required by the merger agreement except, with respect to clauses (A), (B), (C), (D) and (G), to the extent that the effects of such change are materially disproportionately adverse to the financial condition, results of operations or business of such party and its subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate; or (b) the ability of such party to timely consummate the transactions contemplated by the merger agreement.

The representations and warranties in the merger agreement do not survive the effective time of the merger and, as described below under “—Effect of Termination,” if the merger agreement is validly terminated, there will be no liability under the representations and warranties of the parties, unless a party knowingly breached the merger agreement.

This summary and the copy of the merger agreement attached to this document as Appendix A are included solely to provide investors with information regarding the terms of the merger agreement. They are not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The merger agreement contains representations and warranties by Columbia and West Coast, which were made only for purposes of that agreement and as of specific dates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. In reviewing the representations, warranties and covenants contained in the merger agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions thereof were not intended by the parties to the merger agreement to be characterizations of the actual state of facts or condition of Columbia, West Coast or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Columbia’s and West Coast’s public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Columbia and West Coast publicly file with the SEC. For more information regarding these documents, see the section entitled “Where You Can Find More Information” included elsewhere in this joint proxy statement/prospectus.

Conditions to the Merger

Conditions to Each Party’s Obligations. The respective obligations of each of Columbia and West Coast to complete the merger are subject to the satisfaction of the following conditions:

•	receipt of the West Coast shareholder approval of the merger agreement and of the Columbia shareholder approval of the issuance of Columbia common stock in connection with the merger;

•	authorization for the listing on the Nasdaq Stock Exchange of the Columbia common stock to be issued in the merger, subject to official notice of issuance;

•

the effectiveness of the registration statement on Form S-4, of which this document is a part, and the absence of a stop order suspending the effectiveness of the Form S-4 or any proceeding initiated or threatened by the SEC for that purpose;

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the absence of any order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the merger or the other transactions contemplated by the merger agreement; and

•

the receipt of all requisite regulatory approvals of governmental entities, including the necessary regulatory approvals from the Federal Reserve and the Oregon Department of Consumer and Business Services, and the expiration of all statutory waiting periods in respect thereof.

Conditions to Obligations of Columbia. The obligation of Columbia and Sub to complete the merger is also subject to the satisfaction, or waiver by Columbia, of the following conditions:

•

the accuracy of the representations and warranties of West Coast as of the closing date of the merger, other than, in most cases, those failures to be true and correct that (disregarding any materiality, material adverse effect and similar qualifying terms), individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on West Coast, and the receipt by Columbia of an officer’s certificate to such effect;

•

performance in all material respects by West Coast of the obligations required to be performed by it at or prior to the closing date of the merger, and the receipt by Columbia of an officer’s certificate to such effect; and

•	receipt by Columbia of an opinion of Graham & Dunn, P.C., as to certain tax matters.

Conditions to Obligations of West Coast. The obligation of West Coast to complete the merger is also subject to the satisfaction, or waiver by West Coast, of the following conditions:

•

the accuracy of the representations and warranties of Columbia as of the closing date of the merger, other than, in most cases, those failures to be true and correct that (disregarding any materiality, material adverse effect and similar qualifying terms), individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on Columbia, and the receipt by West Coast of an officer’s certificate to such effect;

•

performance in all material respects by Columbia of the obligations required to be performed by it at or prior to the closing date of the merger, and the receipt by West Coast of an officer’s certificate to such effect; and

•	receipt by West Coast of an opinion of Wachtell, Lipton, Rosen & Katz as to certain tax matters.

Termination; Termination Fee

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after approval of the merger agreement by West Coast shareholders and of the stock issuance by Columbia shareholders:

•	by mutual written consent of Columbia and West Coast;

•

by either Columbia or West Coast, if a requisite regulatory approval is denied and such denial has become final and non-appealable, or if a governmental entity has issued a final, non-appealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the merger agreement;

•

by either Columbia or West Coast, if the merger has not closed by July 1, 2013 (which date can be extended to October 1, 2013 by either party if the requisite regulatory approvals have not yet been obtained), unless the failure of the closing to occur by such date is due to the failure of the party seeking to terminate the merger agreement to perform or observe the covenants and agreements of such party set forth in the merger agreement;

•

by either Columbia or West Coast, if there is a breach by the other party of any of its covenants, agreements, representations or warranties that would, individually or in the aggregate with other breaches by such party, result in the failure of a closing condition of the other party, and such breach is not cured within 30 days following written notice to the party committing the breach, or the breach, by its nature, cannot be cured within such time (provided that the terminating party is not then in material breach of any representation, warranty, covenant, or other agreement contained in the merger agreement);

•

by either Columbia or West Coast, if the West Coast shareholders have not approved the merger agreement and the transactions contemplated thereby at the duly convened West Coast special meeting or any adjournment or postponement thereof, provided that the failure to obtain such shareholder approval was not caused by the terminating party’s material breach of any of its obligations under the merger agreement;

•

by either Columbia or West Coast, if the Columbia shareholders have not approved the issuance of Columbia common stock in connection with the merger at the duly convened Columbia special meeting or any adjournment or postponement thereof, provided that the failure to obtain such shareholder approval was not caused by the terminating party’s material breach of any of its obligations under the merger agreement;

•

by Columbia, prior to obtaining the West Coast shareholder approval, if West Coast or its board of directors submits the merger agreement to its shareholders without a recommendation for approval, or withdraws or materially and adversely modifies (or discloses its intention to so modify) its recommendation that West Coast shareholders approve the merger agreement, or recommends to its shareholders a Company Acquisition Proposal other than the merger;

•

by West Coast, prior to obtaining the West Coast shareholder approval, in order to enter into a definitive agreement providing for a Company Superior Proposal (provided that West Coast pays Columbia a termination fee in advance of or concurrently with such termination, as described below); or

•

by West Coast, in the event that (1) the Purchaser Average Closing Price is less than $15.55, and (2) the number obtained by dividing the Purchaser Average Closing Price by $18.85 is less than the number obtained by (i) dividing the average closing price of the Keefe Bruyette & Woods Regional Banking Index during the twenty day period ending on the date that is five business days prior to the closing date of the merger by $57.31 and then (ii) multiplying the quotient so obtained by 0.825. However, if West Coast elects to terminate the merger agreement on this basis, it must provide notice to Columbia, and Columbia may then elect to adjust the merger consideration by increasing the total cash amount dollar for dollar by the amount of the difference between (A) the product of 12,809,525 multiplied by $15.55 and (B) the total stock consideration (as defined above).

West Coast must pay Columbia a termination fee of $20 million in the following circumstances:

•	(A) if the merger agreement is terminated by West Coast in order to enter into a definitive agreement providing for a Company Superior Proposal; or

•

(B) if (1) prior to the West Coast special meeting and after the date of the merger agreement, any person has made a Company Acquisition Proposal that has been publicly announced, disclosed or proposed and not withdrawn; and (2) thereafter the merger agreement is terminated (a) by either party because the merger was not consummated on or before July 1, 2013 (or October 1, 2013, if extended as described above), and the West Coast shareholder approval has not been obtained and the failure to obtain such approval is the only closing condition that is unsatisfied, or (b) by either party because West Coast shareholders failed to approve the merger agreement, or (c) by Columbia because West Coast has breached the merger agreement in such a way as would prevent certain closing conditions from being satisfied and would give Columbia the right to terminate the merger agreement, or (d) by

Columbia because West Coast or its board of directors submits the merger agreement to its shareholders without a recommendation for approval, or withdraws or materially and adversely modifies (or discloses its intention to so modify) its recommendation that West Coast shareholders approve the merger agreement, or recommends to its shareholders a Company Acquisition Proposal other than the merger; and (3) within 12 months after such termination of the merger agreement, a Company Acquisition Proposal is consummated or any definitive agreement with respect to a Company Acquisition Proposal is entered into (provided that for purposes of the foregoing, the term “Company Acquisition Proposal” shall have the meaning assigned to such term elsewhere in this document, except that the references to “24.9%” in the definition of a “Company Acquisition Proposal” elsewhere in this document shall be deemed to be references to “100%”).

Columbia must pay West Coast a termination fee of $5 million in the event that (1) either party terminates the merger agreement based on the failure of Columbia shareholders to approve the issuance of Columbia common stock in connection with the merger or (2) the merger agreement is terminated by either party based on the failure to obtain a requisite regulatory approval or because the merger was not consummated on or before July 1, 2013 (or October 1, 2013, if extended as described above) and at the time of such termination the requisite regulatory approvals have not been obtained, in each case for reasons solely attributable to Columbia.

Effect of Termination

If the merger agreement is validly terminated, the merger agreement will become void and have no effect, and none of West Coast, Columbia, any of their respective subsidiaries or any of the officers or directors of any of them will have any liability under the merger agreement, or in connection with the transactions contemplated by the merger agreement, except that (i) the provisions of the merger agreement relating to confidentiality obligations of the parties, the termination fees, publicity and certain other technical provisions will continue in effect notwithstanding termination of the merger agreement and (ii) neither West Coast nor Columbia will be relieved or released from any liability or damages arising out of its knowing breach of the merger agreement.

Amendments, Extensions and Waivers

The merger agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the matters presented in connection with the merger by the shareholders of West Coast or Columbia, in writing signed on behalf of each of the parties, provided that after any approval of the transactions contemplated by the merger agreement by the West Coast or Columbia shareholders, there may not be, without further approval of such shareholders, any amendment of the merger agreement that requires further approval under applicable law.

At any time prior to the effective time of the merger, the parties, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained in the merger agreement or (c) waive compliance with any of the agreements or conditions contained in the merger agreement. Any agreement on the part of a party to any extension or waiver must be in writing signed on behalf of such party. Any such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition will not operate as a waiver of any subsequent or other failure.

Stock Market Listing

Application will be made by Columbia to have the shares of Columbia common stock to be issued in the merger (including the shares of Columbia common stock issuable upon exercise of the Class C Warrants or conversion of the Series B Preferred Stock) approved for listing on the Nasdaq Stock Exchange, which is the principal trading market for existing shares of Columbia common stock. It is a condition to both parties’ obligation to complete the merger that such approval is obtained, subject to official notice of issuance. Following completion of the merger, West Coast common stock will be delisted from the Nasdaq Stock Exchange and deregistered under the Exchange Act.

Fees and Expenses

Except for (i) the registration fee for the filing of the Form S-4, of which this document is a part, and other fees paid to the SEC in connection with the merger, which will be paid by Columbia, and (ii) the termination fees, as described elsewhere in this document, all fees and expenses incurred in connection with the merger, the merger agreement, and the transactions contemplated by the merger agreement (including costs and expenses of printing and mailing this document) will be paid by the party incurring such fees or expenses, whether or not the merger is completed.

Related Agreements

Stock Conversion, Voting and Support Agreements. Three shareholders of West Coast (MFP Partners, L.P., GF Financial, L.L.C., and Castle Creek Capital Partners IV, LP, or the “Principal Shareholders”) have each entered into separate Stock Conversion, Voting and Support Agreements (“SCVS Agreements”) with Columbia. As of the record date for the West Coast special meeting, the parties to the three SCVS Agreements have the right to vote, in the aggregate, 4,009,000 outstanding shares of West Coast common stock, which represents approximately 20.8% of outstanding shares of West Coast common stock entitled to vote at the West Coast special meeting. Pursuant to such agreements, the Principal Shareholders have agreed to convert their shares of Series B Preferred Stock into the merger consideration. The Principal Shareholders have also agreed to vote their shares of West Coast common stock in favor of approval of (i) the merger agreement and the transactions contemplated thereby; (ii) any other matter that is required to facilitate the transactions contemplated by the merger agreement; and (iii) any proposal to adjourn or postpone the West Coast special meeting if there are not sufficient votes to approve the merger agreement. The Principal Shareholders have also agreed to vote against any action or agreement that would impair West Coast’s or Columbia’s ability to complete the merger, or that otherwise would be inconsistent with, prevent, impede or delay the consummation of the merger.

The SCVS Agreements also provide that the Principal Shareholders will not (except in connection with the merger and receiving the merger consideration, or transfers to a controlled affiliate) transfer the shares of West common stock that they own or grant any proxy with respect to a transfer of such shares until the earlier of the closing of the merger or the termination of such SCVS Agreement in accordance with its terms.

The SCVS Agreements further provide that during the term of such agreements each Principal Shareholder will not, without the prior written consent of Columbia (and will cause its principals, directors, members, general partners, managers, officers and controlled affiliates not to), individually or in concert with others, acquire or agree to acquire or otherwise knowingly facilitate the acquisition of any beneficial ownership of capital stock of Columbia that would result in such Principal Shareholder and its controlled affiliates beneficially owning in excess of the greater of (i) an amount equal to 4.9% of the total outstanding Columbia common stock immediately following the closing of the merger, and (ii) the aggregate beneficial ownership, as a percentage, of the Principal Shareholder and its controlled affiliates of Columbia common stock immediately following the closing of the merger, giving effect to the merger and the transactions contemplated by the merger agreement.

The SCVS Agreements also provide that during the term of such agreements the Principal Shareholders will not, individually or in concert with others, (i) make or participate in the solicitation of any proxies with respect to any shares of Columbia stock; (ii) propose any shareholder resolutions in respect of Columba; (iii) seek to call any meeting of shareholders of Columbia: (iv) seek to take any action by written consent of the shareholders of Columbia; or (v) seek to advise or influence any other person or entity with respect to the voting of Columbia common stock. Further, each Principal Shareholder agrees that it will not (i) deposit any Columbia shares into a voting trust or subject them to any voting arrangement or agreement (except pursuant to pledges and as contemplated by the SCVS Agreement), (ii) join any group acting in concert for the purpose of acquiring, holding, voting or disposing of any Columbia shares owned by such Principal Shareholder, or (iii) without the prior written consent of Columbia, individually or in concert with others seek or propose to effect control of the management, board of directors or policies of Columbia.

The SCVS Agreements automatically terminate upon the earlier to occur of (i) the termination of the merger agreement in accordance with its terms; (ii) the third anniversary of the closing of the merger; (iii) the date the merger agreement is amended in a manner materially adverse to the economic interests of the Principal Shareholder; or (iv) the sale of all or substantially all of the assets of Columbia to an acquirer or the acquisition of Columbia in specified business combination or similar transactions.

The SCVS Agreements provide for limited indemnification of the Principal Shareholders by Columbia for out-of-pocket legal defense costs and related expenses in connection with claims made prior to the one year anniversary of the effective time of the merger arising out of or resulting from the Principal Shareholder’s entry into the SCVS Agreement and performance of its obligations under the agreement. Columbia’s aggregate indemnification of all three Principal Shareholders is subject to a $500,000 cap.

West Coast Voting and Non-Competition Agreements. Certain directors of West Coast have entered into a Voting and Non-Competition Agreement with Columbia and West Coast pursuant to which such directors have agreed, until the earlier of the closing of the merger and the termination of the merger agreement in accordance with its terms, to vote their shares of West Coast common stock in favor of approval of (i) the merger agreement and the transactions contemplated thereby; (ii) any other matter that is required to facilitate the transactions contemplated by the merger agreement; and (iii) any proposal to adjourn or postpone the West Coast special meeting if there are not sufficient votes to approve the merger agreement. Such directors have also agreed to vote against any action or agreement that would impair West Coast’s or Columbia’s ability to complete the merger, or that otherwise would be inconsistent with, prevent, impede or delay the consummation of the merger. The Voting and Non-Competition Agreements apply solely to the directors in their capacities as West Coast shareholders, and do not prevent them from discharging their fiduciary duties with respect to their roles on the board of directors of West Coast. As of the record date for the West Coast special meeting, the directors who are parties to the Voting and Non-Competition Agreements have the right to vote, in the aggregate, 160,939 outstanding shares of West Coast common stock, which represents approximately 0.8% of outstanding shares of West Coast common stock entitled to vote at the special meeting.

The Voting and Non-Competition Agreements also provide that the directors will not transfer (other than for estate planning or philanthropic purposes) the shares of West Coast common stock that they own until the earlier of the closing of the merger and the termination of the merger agreement in accordance with its terms.

Pursuant to the Voting and Non-Competition Agreements, the West Coast directors party thereto have agreed to tender their resignations form the board of directors of West Coast, subject to and effective upon the closing of the merger.

The Voting and Non-Competition Agreements also provide that, subject to certain exceptions (including for passive investment interests) for a one-year period following the closing of the merger, the directors will not, directly or indirectly, become involved in any competing business, which is defined as any depository, wealth management or trust business company or holding company thereof within the States of Washington and Oregon. The agreements also prohibit the directors from soliciting any employees or customers of Columbia and its subsidiaries (including West Coast Bank) for a one-year period following the closing of the merger.

The Voting and Non-Competition Agreements terminate (other than certain technical provisions and provisions relating to confidential information) automatically in the event that the merger agreement is terminated in accordance with its terms.

Columbia Voting Agreement. Each of the directors of Columbia has entered into a Voting Agreement with Columbia and West Coast pursuant to which such directors have agreed to vote their shares of Columbia common stock in favor of approval of (i) the merger agreement and the transactions contemplated thereby; (ii) any other matter that is required to facilitate the transactions contemplated by the merger agreement; and (iii) any proposal to adjourn or postpone the Columbia special meeting if there are not sufficient votes to approve the merger agreement. Such directors have also agreed to vote against any action or agreement that would impair West Coast’s or Columbia’s ability to complete the merger, or that otherwise would be inconsistent with, prevent, impede or delay the consummation of the merger. The Voting Agreement applies solely to the directors in their capacities as Columbia shareholders, and does not prevent them from discharging their fiduciary duties with respect to their roles on the board of directors of Columbia. As of the record date for the Columbia special meeting, the directors who are parties to the Voting Agreement have the right to vote, in the aggregate, 631,916 outstanding shares of Columbia common stock, which represents approximately 1.59% of outstanding shares of Columbia common stock entitled to vote at the Columbia special meeting.

The Voting Agreement also provides that the directors will not transfer (other than for estate planning or philanthropic purposes) the shares of Columbia common stock that they own until the earlier of the closing of the merger or the termination of the merger agreement in accordance with its terms.

The requirements of the Voting Agreement continue until the closing of the merger or the termination of the merger agreement in accordance with its terms.

The foregoing summary of the SCVS Agreements, the Voting and Non-Competition Agreements, and the Columbia Voting Agreement does not purport to be complete and is qualified in its entirety by the text of such agreements, which are attached as Appendices E, F, G, H and I to this document.

LITIGATION RELATED TO THE MERGER

On October 3, 2012, a class action complaint was filed in the Circuit Court of the State of Oregon for the County of Multnomah against West Coast, its directors, and Columbia challenging the merger: Gary M. Klein v. West Coast Bancorp, et al., Case No. 1210-12431. The complaint names as defendants West Coast, all of the current members of West Coast’s board of directors, and Columbia. The complaint alleges that the West Coast directors breached their fiduciary duties to West Coast and West Coast shareholders by agreeing to the proposed merger at an unfair price. The complaint also alleges that the proposed merger is being driven by an unfair process, that the directors approved provisions in the merger agreement that constitute preclusive deal protection devices, that certain large shareholders of West Coast are using the merger as an opportunity to sell their illiquid holdings in West Coast, and that West Coast directors and officers will obtain personal benefits from the merger not shared equally by other West Coast shareholders. The complaint further alleges that West Coast and Columbia aided and abetted the directors’ alleged breaches of their fiduciary duties. Thereafter, a second lawsuit challenging the merger was filed in the Circuit Court of the State of Oregon for Clackamas County: Leoni v. West Coast Bancorp et al., Case No. CV12100728. On December 11, 2012, the parties filed a stipulation and proposed order consolidating the two lawsuits for all purposes in the Circuit Court of the State of Oregon for Multnomah County, under the caption In re West Coast Bancorp Shareholder Litigation, Lead Case No. 1210-12431.

While West Coast believes that the claims in both complaints are without merit, West Coast has agreed, in order to avoid the expense and burden of continued litigation and pursuant to the terms of the proposed settlement, to make in this joint proxy statement/prospectus certain supplemental disclosures related to the proposed merger. Accordingly, on December 27, 2012, West Coast and the other defendants in the two actions entered into a memorandum of understanding to settle both actions. Subject to completion of certain confirmatory discovery by plaintiffs’ counsel, the memorandum of understanding contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to West Coast’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Circuit Court of the State of Oregon for Multnomah County will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed merger, the merger agreement, and any disclosure made in connection therewith, pursuant to terms that will be disclosed to stockholders before final approval of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Circuit Court of the State of Oregon for Multnomah County will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

The supplemental disclosures which have been included in this joint proxy statement/prospectus provide additional detail concerning negotiations with the two financial institutions other than Columbia that executed confidentiality agreements with West Coast, the proportionate increase in the consideration offered by Columbia from its initial proposal to its enhanced offer and from its enhanced offer to the final agreed upon purchase price, and enhanced disclosure with respect to Sandler O’Neill’s analysis, including: the prospective financial information for West Coast and Columbia used in Sandler O’Neill’s analysis, the individually observed metrics and multiples for the companies included in Sandler O’Neill’s comparable company analyses of West Coast and Columbia, the calculation of the discount rates applied to West Coast and Columbia in Sandler O’Neill’s net present value analyses, the individually observed metrics and multiples for the companies included in Sandler O’Neill’s analysis of selected merger transactions, the imputed valuation for West Coast based on the median and mean multiples from Sandler O’Neill’s analysis of selected merger transactions, and Sandler O’Neill’s projected accretion/dilution percentages for West Coast and Columbia following the closing of the merger.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

This section describes the anticipated material United States federal income tax consequences of the merger to U.S. holders of West Coast common stock who exchange shares of West Coast common stock for shares of Columbia common stock, cash, or a combination of shares of Columbia common stock and cash pursuant to the merger.

For purposes of this discussion, a U.S. holder is a beneficial owner of West Coast common stock who for United States federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States or any state or political subdivision thereof;

•

a trust that (1) is subject to (A) the primary supervision of a court within the United States and (B) the authority of one or more United States persons to control all substantial decisions of the trust or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person; or

•	an estate that is subject to United States federal income tax on its income regardless of its source.

If a partnership (including for this purpose any entity treated as a partnership for United States federal income tax purposes) holds West Coast common stock, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding West Coast common stock, you should consult your tax advisor.

This discussion addresses only those West Coast shareholders that hold their West Coast common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, and does not address all the United States federal income tax consequences that may be relevant to particular West Coast shareholders in light of their individual circumstances or to West Coast shareholders that are subject to special rules, such as:

•	financial institutions;

•	pass-through entities or investors in pass-through entities;

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons who exercise dissenters’ rights;

•	persons that hold West Coast common stock as part of a straddle, hedge, constructive sale or conversion transaction;

•	certain expatriates or persons that have a functional currency other than the U.S. dollar;

•	persons who are not U.S. holders; and

•	shareholders who acquired their shares of West Coast common stock through the exercise of an employee stock option or otherwise as compensation or through a tax-qualified retirement plan.

In addition, the discussion does not address any alternative minimum tax or any state, local or foreign tax consequences of the merger, nor does it address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010.

The following discussion is based on the Internal Revenue Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion.

Columbia and West Coast have structured the mergers, taken together, to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The obligation of Columbia to complete the merger is conditioned upon the receipt of an opinion from Graham & Dunn, P.C., counsel to Columbia, to the effect that the mergers, taken together, will for federal income tax purposes qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The obligation of West Coast to complete the merger is conditioned upon the receipt of an opinion from Wachtell, Lipton, Rosen & Katz, counsel to West Coast, to the effect that the mergers, taken together, will for federal income tax purposes qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. In addition, in connection with the filing of the registration statement of which this document is a part, each of Graham & Dunn, PC and Wachtell, Lipton, Rosen & Katz has delivered an opinion to Columbia and West Coast, respectively, to the same effect as the opinions described above. These opinions will be based on assumptions, representations, warranties and covenants, including those contained in the merger agreement and in tax representation letters provided by Columbia and West Coast. The accuracy of such assumptions, representations and warranties, and compliance with such covenants, could affect the conclusions set forth in such opinions. None of these opinions are binding on the Internal Revenue Service or the courts. Columbia and West Coast have not requested and do not intend to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the merger. Accordingly, each West Coast shareholder should consult its tax advisor with respect to the particular tax consequences of the merger to such holder. In addition, because a West Coast shareholder may receive a mix of cash and stock despite having made a cash election or stock election, it will not be possible for holders of West Coast common stock to determine the specific tax consequences of the merger to them at the time of making the election.

Tax Consequences of the Merger Generally to Holders of West Coast Common Stock. On the basis of the opinions delivered in connection herewith:

•

gain or loss will be recognized by those holders receiving solely cash for West Coast common stock pursuant to the merger equal to the difference between the amount of cash received by a holder of West Coast common stock and such holder’s cost basis in such holder’s shares of West Coast common stock;

•

no gain or loss will be recognized by those holders receiving solely shares of Columbia common stock in exchange for shares of West Coast common stock pursuant to the merger (except with respect to any cash received instead of fractional share interests in Columbia common stock, as discussed in the section entitled “Cash Received Instead of a Fractional Share of Columbia Common Stock”);

•

gain (but not loss) will be recognized by those holders who receive shares of Columbia common stock and cash in exchange for shares of West Coast common stock pursuant to the merger, in an amount equal to the lesser of (1) the amount by which the sum of the fair market value of the Columbia common stock and cash received by a holder of West Coast common stock exceeds such holder’s cost basis in its West Coast common stock, and (2) the amount of cash received by such holder of West Coast common stock (except with respect to any cash received instead of fractional share interests in Columbia common stock, as discussed in the section entitled “Cash Received Instead of a Fractional Share of Columbia Common Stock”);

•

the aggregate basis of the Columbia common stock received in the merger will be the same as the aggregate basis of the West Coast common stock for which it is exchanged, decreased by the amount of cash received in the merger (except with respect to any cash received instead of fractional share interests in Columbia common stock), decreased by any basis attributable to fractional share interests in Columbia common stock for which cash is received, and increased by the amount of gain recognized on the exchange (regardless of whether such gain is classified as capital gain, or as ordinary dividend income, as discussed below, but excluding any gain or loss recognized with respect to fractional share interests in Columbia common stock for which cash is received); and

•	the holding period of Columbia common stock received in exchange for shares of West Coast common stock will include the holding period of the West Coast common stock for which it is exchanged.

If holders of West Coast common stock acquired different blocks of West Coast common stock at different times or at different prices, any gain or loss will be determined separately with respect to each block of West Coast common stock and such holders’ basis and holding period in their shares of Columbia common stock may be determined with reference to each block of West Coast common stock. Any such holders should consult their tax advisors regarding the manner in which cash and Columbia common stock received in the exchange should be allocated among different blocks of West Coast common stock and with respect to identifying the bases or holding periods of the particular shares of Columbia common stock received in the merger.

Gain that holders of West Coast common stock recognize in connection with the merger generally will constitute capital gain and will constitute long-term capital gain if such holders have held (or are treated as having held) their West Coast common stock for more than one year as of the date of the merger. Long-term capital gain of non-corporate holders of West Coast common stock is generally taxed at preferential rates. In some cases, if a holder actually or constructively owns Columbia stock other than Columbia stock received pursuant to the merger, the recognized gain could be treated as having the effect of a distribution of a dividend under the tests set forth in Section 302, in which case such gain would be treated as dividend income. Because the possibility of dividend treatment depends primarily upon each holder’s particular circumstances, including the application of the constructive ownership rules, holders of West Coast common stock should consult their tax advisors regarding the application of the foregoing rules to their particular circumstances.

Cash Received Instead of a Fractional Share of Columbia Common Stock. A holder of West Coast common stock who receives cash instead of a fractional share of Columbia common stock will generally be treated as having received the fractional share pursuant to the merger and then as having sold that fractional share of Columbia common stock for cash. As a result, a holder of West Coast common stock will generally recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest as set forth above. Except as described above, this gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the merger, the holding period for such shares is greater than one year. The deductibility of capital losses is subject to limitations.

Backup Withholding and Information Reporting. Payments of cash to a holder of West Coast common stock may, under certain circumstances, be subject to information reporting and backup withholding, unless the holder provides proof of an applicable exemption satisfactory to Columbia and the exchange agent or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s United States federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

The discussion set forth above does not address all United States federal income tax consequences that may be relevant to holders of West Coast common stock and may not be applicable to such holders that are subject to special rules. It is not a complete analysis or discussion of all potential tax effects that may be important to you. Thus, you are strongly encouraged to consult your tax advisor as to the specific tax consequences resulting from the merger, including tax return reporting requirements, the applicability and effect of federal, state, local, and other tax laws and the effect of any proposed changes in the tax laws.

DESCRIPTION OF COLUMBIA’S CAPITAL STOCK

Columbia’s authorized capital stock consists of 63,032,681 shares of common stock, no par value per share, and 2,000,000 shares of preferred stock, no par value per share. As of the date of this joint proxy statement/prospectus, Columbia had no shares of preferred stock issued.

Common Stock

General. The holders of Columbia common stock have one vote per share on all matters submitted to a vote of Columbia’s shareholders. There are no cumulative voting rights for the election of directors. Holders of common stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of legally available funds, subject to preferences that may be applicable to any outstanding series of preferred stock. In the event of a liquidation, dissolution or winding up of Columbia, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any outstanding preferred stock. Holders of shares of Columbia common stock have no preemptive, subscription, redemption, sinking fund or conversion rights.

Dividends. The holders of Columbia common stock are entitled to receive dividends declared by Columbia’s Board of Directors out of funds legally available therefor. Holders of preferred stock and debt securities, however, have a priority right to distributions and payment over Columbia common stock. Columbia’s ability to pay dividends basically depends on the amount of dividends paid to us by Columbia’s subsidiaries. The payment of dividends is subject to government regulation, in that regulatory authorities may prohibit banks and bank holding companies from paying dividends in a manner that would constitute an unsafe or unsound banking practice. In addition, a bank may not pay cash dividends if doing so would reduce the amount of its capital below that necessary to meet minimum regulatory capital requirements. State laws also limit a bank’s ability to pay dividends. Accordingly, the dividend restrictions imposed on Columbia’s subsidiaries by statute or regulation effectively may limit the amount of dividends Columbia can pay.

Columbia common stock is listed for trading on The Nasdaq Global Select Market under the symbol “COLB.”

For additional information concerning Columbia’s common stock, see “Comparison of Rights of Holders of Columbia and West Coast Common Stock” below.

Preferred Stock

Under Columbia’s Restated Articles of Incorporation, Columbia’s Board of Directors has the authority, without any further vote or action by Columbia’s shareholders, to issue 2,000,000 shares of preferred stock.

Series A Preferred Stock. On August 11, 2010, Columbia redeemed all 76,898 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”) originally issued to the U.S. Department of Treasury on November 21, 2008 for approximately $76.9 million in capital under its Capital Purchase Program. As of the date of this proxy statement/prospectus, there are no shares of Series A Preferred Stock issued and outstanding.

Series B Preferred Stock. In connection with the merger, Columbia will designate 8,782 shares of preferred stock as Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (referred to below as the “Columbia Series B Preferred Stock”). At the effective time of the merger, each share of West Coast’s Series B Preferred Stock as to which a conversion election has not been made will remain outstanding and will convert into shares of Columbia Series B Preferred Stock having rights, preferences, privileges and voting powers, that are not materially less favorable than those of the West Coast Series B Preferred Stock immediately prior to the effective time of the merger. Such rights, preferences, privileges and voting powers, are as follows:

Authorized Shares and Liquidation Preference. The number of authorized shares of Columbia Series B Preferred Stock is 8,782. Shares of Columbia Series B Preferred Stock have no par value and the liquidation preference of the Columbia Series B Preferred Stock is $100 per share.

Ranking. The Columbia Series B Preferred Stock, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) on a parity with Columbia’s other authorized series of preferred stock and with each other class or series of preferred stock, established after the date of issuance of the Columbia Series B Preferred Stock, the terms of which do not expressly provide that such class or series will rank senior or junior to the Columbia Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of Columbia, and (ii) senior to Columbia common stock and each other class or series of capital stock outstanding or established after the date the Columbia Series B Preferred Stock is first issued, the terms of which expressly provide that it ranks junior to the Columbia Series B Preferred Stock as to dividend rights and/or as to rights on liquidation, winding-up and dissolution of Columbia. Columbia has the right to authorize and/or issue additional shares or classes or series of junior securities or parity securities without the consent of the holders of Columbia Series B Preferred Stock.

Dividends. Holders of Columbia Series B Preferred Stock are entitled to receive, when, as and if declared by Columbia’s board of directors, dividends in the amount determined as set forth below.

If Columbia’s board of directors declares and pays a cash dividend in respect of any shares of common stock, then Columbia’s board of directors is required to declare and pay to the holders of the Columbia Series B Preferred Stock a cash dividend in an amount per share of Columbia Series B Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of common stock and (ii) the number of shares of common stock into which such share of Columbia Series B Preferred Stock is then convertible.

Restrictions on Repurchase of Junior Securities. For so long as the Columbia Series B Preferred Stock remains outstanding, subject to limited exceptions, Columbia is prohibited from paying dividends on any share of common stock or other junior securities and from redeeming, repurchasing or acquiring any shares of common stock or other junior securities if and for so long as declared dividends on the Columbia Series B Preferred Stock for the then-current dividend period have not been paid in full (or alternatively, declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Columbia Series B Preferred Stock).

Rights Upon Liquidation. In the event Columbia voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Columbia Series B Preferred Stock will be entitled, for each share of the Columbia Series B Preferred Stock held, to (1) the liquidation preference per share of Columbia Series B Preferred Stock, plus any accrued but unpaid dividends, plus (2) an amount equal to the liquidation amount payable on an as-converted basis on the number of shares of common stock into which such shares of Columbia Series B Preferred Stock could have been converted on a date at least ten business days before the first liquidating distribution is made on the Columbia Series B Preferred Stock.

In the event the assets of Columbia available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of Columbia, whether voluntary or involuntary, are insufficient to pay in full the amounts payable with respect to all outstanding shares of the Columbia Series B Preferred Stock and the corresponding amounts payable on any parity securities, holders of Columbia Series B Preferred Stock and the holders of parity securities will share ratably in any distribution of assets of Columbia in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

Redemption. The Columbia Series B Preferred Stock is not redeemable.

Mandatory Conversion. Each share of Columbia Series B Preferred Stock mandatorily converts into shares of Columbia common stock upon the completion of the transfer of that share to a third party in (1) a widespread public distribution, (2) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of voting securities of Columbia or (3) a transfer to a transferee that would control more than 50% of the voting securities of Columbia without any transfer from the holder. To the extent that conversion of the Columbia Series B Preferred Stock would cause the holder to be subject to the receipt of required regulatory approvals, delivery of Columbia common stock would be delayed until any required regulatory approvals are obtained.

The number of shares of Columbia common stock into which a share of Columbia Series B Preferred Stock will be convertible will be determined by dividing the base value by the then applicable conversion price. No fractional shares of common stock will be issued. Upon conversion, cash will be paid in lieu of fractional shares based on the closing price of the common stock determined as of the second trading day immediately preceding the date of the mandatory conversion. The initial conversion price of the Columbia Series B Preferred Stock per share of common stock into which it is converted is equal to the quotient obtained by dividing $10.00 by the exchange ratio (as defined elsewhere in this joint proxy statement/prospectus), and the initial number of shares of Columbia common stock into which one share of Columbia Series B Preferred Stock is convertible is equal to the product obtained by multiplying 10 by the exchange ratio.

Anti-Dilution Provision. The conversion price of the Columbia Series B Preferred Stock is also subject to customary anti-dilution adjustments, which will be made (subject to certain exceptions) in the event that we take certain actions, such as:

•	pay dividends or other distributions on Columbia common stock in shares of common stock;

•	subdivide, split or combine the shares of Columbia common stock;

•	subject to certain exceptions and limitations, issue to holders of Columbia common stock rights or warrants entitling them to purchase Columbia common stock at less than the then-current market price;

•	distribute to holders of Columbia common stock indebtedness, shares of capital stock, securities, cash or other assets (other than cash dividends and certain other transactions);

•

make a cash distribution to holders of Columbia common stock, other than (1) cash dividends to the extent a corresponding dividend is paid on the Columbia Series B Preferred Stock, (2) cash distributed in a reorganization event or spin-off, (3) upon liquidation, dissolution or winding-up and (4) in connection with a tender or exchange offer by us; and

•

complete a tender or exchange offer for Columbia common stock where the consideration exceeds the closing price (as defined in the articles of amendment for the Columbia Series B Preferred Stock) per share of Columbia common stock.

Reorganization Events. If Columbia enters into a transaction constituting a consolidation or merger of Columbia or similar transaction or any sale or other transfer of all or substantially all of the consolidated assets of Columbia and its subsidiaries, taken as a whole (in each case pursuant to which Columbia common stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of Columbia common stock, then each holder of Columbia Series B Preferred Stock will have the right to convert such Preferred Stock, effective on the date such transaction is consummated (or, if later, the date applicable regulatory approvals are obtained), into the securities, cash and other property receivable in the transaction by the holder of the number of shares of common stock into which such Columbia Series B Preferred Stock would then be convertible, assuming receipt of any applicable regulatory approval.

Voting Rights. Except as set forth below, holders of the Columbia Series B Preferred Stock will not have any voting rights.

So long as any shares of Columbia Series B Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by Columbia’s Amended and Restated Articles of Incorporation, the vote or consent of the holders of three-quarters of the outstanding shares of Columbia Series B Preferred Stock voting as a single class with all other classes and series of parity stock having similar voting rights then outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for (1) any amendment of Columbia’s Amended and Restated Articles of Incorporation to authorize, or increase the authorized amount of, any shares of any class or series of capital stock ranking senior to the Columbia Series B Preferred Stock with respect to the payment of dividends or the distribution of assets on Columbia’s liquidation, (2) any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of Columbia’s Amended and Restated Articles of Incorporation or Columbia’s bylaws that would alter or change the rights, preferences or privileges of the Columbia Series B Preferred Stock so as to affect them significantly and adversely or (3) the consummation of a binding share exchange or reclassification involving the Columbia Series B Preferred Stock or a merger or consolidation of Columbia with another entity, except that holders will have no right to vote under this provision if Columbia shall have complied with certain requirements with respect to such transaction.

The Columbia board of directors is authorized, without further shareholder action, to issue preferred stock shares with such designations, preferences and rights as the Columbia board of directors may determine.

COMPARISON OF RIGHTS OF HOLDERS OF

COLUMBIA AND WEST COAST COMMON STOCK

General

West Coast is incorporated under the laws of the State of Oregon and the rights of West Coast shareholders are governed by the laws of the State of Oregon, West Coast’s restated articles of incorporation and West Coast’s amended and restated bylaws. As a result of the merger, West Coast shareholders who receive shares of Columbia common stock will become Columbia shareholders. Columbia is incorporated under the laws of the State of Washington and the rights of Columbia shareholders are governed by the laws of the State of Washington, Columbia’s amended and restated articles of incorporation and Columbia’s amended and restated bylaws. Thus, following the merger, the rights of West Coast shareholders who become Columbia shareholders in the merger will no longer be governed by the laws of the State of Oregon, West Coast’s restated articles of incorporation and West Coast’s amended and restated bylaws and instead will be governed by the laws of the State of Washington, as well as by Columbia’s amended and restated articles of incorporation and amended and restated bylaws.

Comparison of Shareholders’ Rights

Set forth below is a summary comparison of material differences between the rights of Columbia shareholders under the Columbia amended and restated articles of incorporation and amended and restated bylaws, and Washington law (right column), and the rights of West Coast shareholders under West Coast’s restated articles of incorporation and amended and restated bylaws, and Oregon law (left column). The summary set forth below is not intended to provide a comprehensive discussion of each company’s governing documents. This summary is qualified in its entirety by reference to the full text of Columbia’s amended and restated articles of incorporation and amended and restated bylaws, West Coast’s restated articles of incorporation and amended and restated bylaws, the OBCA and the Washington Business Corporation Act (the “WBCA”).

West Coast	Columbia

Authorized Capital Stock

West Coast’s restated articles of incorporation authorize West Coast to issue up to 50,000,000 shares of common stock and 10,000,000 shares of preferred stock. As of the West Coast record date, there were 19,317,312 shares of West Coast common stock outstanding and 121,328 shares of West Coast Mandatorily Convertible Cumulative Participating Preferred Stock, Series B, outstanding.	Columbia’s restated articles of incorporation authorize Columbia to issue 63,032,681 shares of common stock, no par value per share, and 2,000,000 shares of preferred stock, no par value per share. As of the Columbia record date, there were 39,703,319 shares of Columbia common stock outstanding and no shares of preferred stock outstanding.

Number of Directors

West Coast’s restated articles of incorporation provide that the number of directors will not be fewer than eight (8) or more than twenty (20), with the exact number to be fixed by resolution of the board of directors adopted by at least 75% of the whole board. The West Coast board of directors currently has nine (9) directors.	Columbia’s restated bylaws provide that the number of directors will not be fewer than five (5) or more than seventeen (17), with the exact number to be fixed by resolution of the board of directors. Columbia’s board of directors currently has eleven (11) directors.

West Coast	Columbia

Removal of Directors

West Coast’s restated articles of incorporation provide that no director may be removed from office without cause except by a vote of two thirds of the shares then entitled to vote at an election of directors. Except as otherwise provided by law, cause for removal shall exist only if the West Coast board of directors has reasonable grounds to believe that the corporation has suffered or will suffer substantial injury as a result of the gross negligence, willful misconduct, or dishonesty of the director whose removal is proposed.	Under the WBCA, a director may be removed from office with or without cause if the number of votes cast to remove the director exceeds the number cast not to remove the director at a special meeting called for the purpose of removing the director.

Filling Vacancies on the Board of Directors

Pursuant to West Coast’s restated articles of incorporation and Oregon law, any vacancies on the board of directors, whether caused by resignation, death or otherwise, are filled by the board of directors (including, in the event the remaining directors constitute fewer than a quorum of the board, by the affirmative vote of a majority of the remaining directors).	Columbia’s restated bylaws provide that any vacancy occurring on the Board may be filled by the affirmative vote of a majority of the remaining directors whether or not less than a quorum. If the vacant office was held by a director elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares are entitled to vote to fill the vacancy

Shareholder Proposals and Nominations

West Coast’s amended and restated bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors, or to bring other business before an annual meeting of shareholders. Only persons who are nominated by, or at the direction of, West Coast’s board of directors, or by a shareholder who has given timely written notice to the corporate secretary prior to the meeting at which directors are to be elected, are eligible for election as directors of West Coast. The business to be conducted at an annual meeting is limited to business brought before the meeting by, or at the direction of, the West Coast board of directors or by a shareholder who has given timely written notice to the secretary of his or her intention to bring such business before such meeting.

Notice of a shareholder nomination or other business to be brought before an annual meeting will be timely only if it is delivered to West Coast not less than sixty (60) days in advance of such meeting, provided that if the date of such annual meeting of shareholders has not been publicly announced by West Coast more than ninety (90) days in advance of such meeting, such

Columbia’s restated bylaws provide for an advance notice procedure for shareholders to make nominations of candidates for election as directors, or to bring other business before an annual meeting of shareholders. Only persons who are nominated by, or at the direction of, Columbia’s board of directors, or by a shareholder who has given timely written notice to the corporate secretary prior to the meeting at which directors are to be elected, are eligible for election as directors of Columbia. The business to be conducted at an annual meeting is limited to business brought before the meeting by, or at the direction of, the Columbia board of directors or by a shareholder who has given timely written notice to the secretary of his or her intention to bring such business before such meeting.

Notice of a shareholder nomination or other business to be brought before an annual meeting will be timely only if it is delivered to Columbia no earlier than the 150th day and no later than the 120th day prior to the first anniversary of the preceding annual meeting, provided, however, that in the event that the date of

West Coast	Columbia

written notice must be given within fifteen (15) days after the first public disclosure of the date of the annual meeting, including, without limitation, disclosure of the meeting date set forth in any document or exhibit thereto filed by West Coast with the SEC.

Any shareholder entitled to vote for the election of directors may nominate at a meeting persons for election as directors only if written notice of such shareholder’s intent to make such nomination is given, either by personal delivery or by certified mail, postage prepaid, addressed to the secretary at the corporation’s executive officers not later than (i) as described above, with respect to an election to be held at an annual meeting of shareholders, sixty (60) days prior to the date of such meeting (provided that if the date of such annual meeting of shareholders has not been publicly announced by the corporation more than ninety (90) days in advance of such meeting, such written notice must be given within fifteen (15) days after the first public disclosure of the date of the annual meeting), and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders.

A shareholder’s notice proposing to nominate a person for election as a director must contain specified information, including, without limitation:

•     the identity and address of the nominating shareholder,

•     the identity and address of each person to be nominated,

•     a representation that such shareholder is a holder of record of shares of West Coast entitled to vote at such meeting and intends to appear at the meeting in person or by proxy to nominate the person or persons specified in the notice as directors;

•     a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons pursuant to which the nomination or nominations are to be made by such shareholder;

•     such other information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee; and

the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice must be delivered not earlier than the close of business on the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, within ten (10) days after the first public disclosure of the date of the annual meeting

A shareholder’s notice proposing to nominate a person for election as a director must contain specified information, including, without limitation:

•     the identity and address of the nominating shareholder,

•     the identity and address of each person to be nominated,

•     a representation that such shareholder is a holder of record of shares of Columbia entitled to vote at such meeting and intends to appear at the meeting in person or by proxy to nominate the person or persons specified in the notice as directors;

•     a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons pursuant to which the nomination or nominations are to be made by such shareholder;

•     description of ownership of shares and derivative securities and any transactions related to such shares and derivative securities;

•     such other information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee;

•     a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made; and

West Coast	Columbia

•     the consent of each proposed nominee to serve as a director of the corporation if so elected.

A shareholder’s notice relating to the conduct of business other than the nomination of directors must contain specified information about that business and about the proposing shareholder, including, without limitation:

•     a brief description of the business the shareholder proposes to bring before the meeting;

•     the name and address of the shareholder; and

•     any material interest of the shareholder in the business so proposed.

•     the consent of each proposed nominee to serve as a director of the corporation if so elected.

A shareholder’s notice relating to the conduct of business other than the nomination of directors must contain specified information about that business and about the proposing shareholder, including, without limitation:

•     a brief description of the business the shareholder proposes to bring before the meeting;

•     the name and address of the shareholder;

•     description of ownership of shares and derivative securities and any transactions related to such shares and derivative securities, and

•     any material interest of the shareholder in the business so proposed.

Voting Rights in an Extraordinary Transaction

West Coast’s restated articles of incorporation impose heightened shareholder approval requirements for certain change in control transactions or sales of all or substantially all of the assets of West Coast and its subsidiaries if such transactions have not been approved by the West Coast board of directors by the affirmative vote of more than 75% of the directors. Under the articles, a “change in control” occurs if any person acquires beneficial ownership of 30% or more of the outstanding West Coast common stock, West Coast is merged or consolidated with another company and as a result less than 50% of the voting securities of the surviving company are owned by West Coast’s shareholders immediately prior to the transaction, or upon the occurrence of other specified transactions. In the absence of prior board approval (by more than 75% of the directors), change in control transactions and sales of all or substantially all of West Coast’s assets require the affirmative vote of 66 1/3% of shares entitled to be voted. This provision of the restated articles of incorporation may not be amended or repealed unless such amendment or repeal is approved by more than 75% of the directors or receives the affirmative vote of 66 2/3% of all classes of stock entitled to vote.	In accordance with the WBCA, Columbia’s restated articles of incorporation impose heightened shareholder requirements for certain Business Combinations (as defined in the restated articles of incorporation). These provisions are described below under “Anti-Takeover Provisions and Other Shareholder Protections.”

West Coast	Columbia

Anti-Takeover Provisions and Other Shareholder Protections

The Oregon Control Share Act (“OCSA”), codified at Sections 60.801 through 60.816 of the OBCA, regulates the process by which a person may acquire control of certain Oregon-based corporations without the consent and cooperation of the board of directors. Pursuant to an amendment to West Coast’s amended and restated bylaws adopted by the board of directors of West Coast on September 25, 2012, Sections 60.801 to 60.816 of the OBCA shall not apply to acquisitions of West Coast’s voting shares.

The OCSA provisions restrict a shareholder’s ability to vote shares of stock acquired in certain transactions not approved by the board that cause the acquiring person to gain control of a voting position exceeding one-fifth, one-third, or one-half of the votes entitled to be cast in an election of directors. Shares acquired in a control share acquisition have no voting rights except as authorized by a vote of the shareholders.

If the acquiror’s control shares are allowed to have voting rights and represent a majority or more of all voting power, shareholders who do not vote in favor of voting rights for the control shares will have the right to receive the appraised fair value of their shares, which may not be less than the highest price paid per share by the acquiror for the control shares.

In addition, except under certain circumstances, the OBCA also prohibits a “business combination” (defined broadly to include mergers or consolidations, certain sales, sales of assets, liquidation or dissolution, and other specified transactions) between a corporation and an “interested shareholder” (defined generally as a person or group that directly or indirectly controls, or has the right to control, the voting or disposition of 15% or more of outstanding voting stock) within three years of the shareholder becoming an interested shareholder.

A business combination between a corporation and an interested shareholder is prohibited unless (i) prior to the date the person became an interested shareholder, the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least 85% of the corporation’s voting stock

Washington law prohibits corporations that have a class of voting stock registered under the Securities Exchange Act of 1934, such as Columbia, from engaging in any “Significant Business Transaction” (defined to include mergers or consolidations, certain sales, termination of 5% or more of a corporation’s employees, sales of assets, liquidation or dissolution, and other specified transactions) with a person or group that beneficially owns 10% or more of a corporation’s outstanding voting stock (an “acquiring person”) for a period of five (5) years after such person or group becomes an acquiring person, unless the Significant Business Transaction or the acquisition by which such person became an acquiring person is approved prior to the time the person became an acquiring person by a majority vote of the board of directors, or the Significant Business Combination is approved by a majority vote of the board of directors and approved at an annual or special meeting of shareholders by the affirmative vote of at least two-thirds of the outstanding voting shares (excluding shares beneficially owned by or under the voting control of the acquiring person).

Columbia’s restated articles of incorporation include certain provisions that could make more difficult the acquisition of Columbia by means of a tender offer, a proxy contest, merger or otherwise. These provisions include: (i) certain non-monetary factors that the Columbia board of directors may consider when evaluating a takeover offer, and (ii) a requirement that any “Business Combination” (as defined in the restated articles of incorporation) be approved by the affirmative vote of not less than 66 2/3% of the total shares attributable to persons other than a “Control Person” (as defined in the restated articles of incorporation), unless certain conditions are met, including that a majority of the Continuing Directors (as defined in the restated articles of incorporation) has approved the transaction or certain other conditions concerning (among other things) non-discrimination among shareholders and receipt of fair value are satisfied.

In addition, the authorization of preferred stock, which is intended primarily as a financing tool and not as a defensive measure against takeovers, may potentially be used by management to make more

West Coast	Columbia

outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested shareholder.

These restrictions placed on interested shareholders by the OBCA do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original articles of incorporation or certificate of incorporation contains a provision expressly electing not to be governed by the applicable sections of the OBCA; (ii) if the corporation, by action of its shareholders, adopts an amendment to its bylaws or articles of incorporation expressly electing not to be governed by the applicable sections of the OBCA, provided that such amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote, and that such an amendment will not be effective until twelve (12) months after its adoption and will not apply to any business combination with a person who became an interested shareholder on or prior to the adoption of the amendment; or (iii) if the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 shareholders. West Coast has not opted out of these provisions of the OBCA, but has approved the merger agreement and the transactions contemplated thereby (and the voting agreements discussed above and the transactions contemplated thereby) for purposes of Section 60.835 of the OBCA.

difficult uninvited attempts to acquire control of Columbia (for example, by diluting the ownership interest of a substantial shareholder, increasing the amount of consideration necessary for a shareholder to obtain control, or selling authorized but unissued shares to friendly third parties).

Columbia’s restated articles of incorporation allow the Columbia board of directors to consider non-monetary factors in evaluating certain takeover bids. Specifically, the restated articles of incorporation allow the board of directors, in determining what is in the best interests of Columbia and its shareholders, to consider all relevant factors, including the social and economic effects on its employees, customers, suppliers and other constituents of Columbia and its subsidiaries and on the communities in which Columbia and its subsidiaries operate or are located.

The matters described above may have the effect of increasing the amount of time required for a person to acquire control of Columbia through a tender offer, proxy contest, or otherwise, and may deter any potentially unfriendly offers or other efforts to obtain control of Columbia. This could deprive Columbia’s shareholders of opportunities to realize a premium for their Columbia stock, even in circumstances where such action was favored by a majority of Columbia shareholders.

Indemnification of Directors and Officers

Under Oregon law, a corporation may indemnify a director for actions taken in good faith and which the individual reasonably believed to be in the best interests of the corporation. In the case of a criminal proceeding, the individual must not have had any reasonable cause to believe the conduct was unlawful. A director may not be indemnified in connection with a proceeding by or in

Under the WBCA, a corporation may indemnify a director for (i) actions taken in good faith; and (ii) when acting in the director’s capacity as a director, actions that the individual reasonably believed to be in the best interests of the corporation, and in all other cases, actions that the director reasonably believed were at least not opposed to the

West Coast	Columbia

the right of the corporation in which the director was found liable to the corporation, or a proceeding in which the director was found to have improperly received a personal benefit. Oregon law provides for mandatory indemnification of officers and directors for reasonable expenses incurred when the indemnified party is wholly successful in the defense of the proceeding. A corporation may indemnify officers to the same extent as directors.

West Coast’s restated articles of incorporation provide that West Coast shall indemnify each of its directors to the fullest extent permissible under the OBCA against all expense, liability, and loss (including, without limitation, attorneys’ fees) incurred or suffered by such person by reason of or arising from the fact that such person is or was a director of West Coast, and such indemnification will continue after such person has ceased to be a director. West Coast’s amended and restated bylaws provide for indemnification of officers to the fullest extent permitted by the OBCA as well.

In addition, Oregon law permits a corporation, subject to certain limitations, to include a provision in its articles of incorporation limiting the personal liability of a director or officer to the corporation or its shareholders for damages for a breach of the director’s duty of care. West Coast’s restated articles of incorporation provide for the elimination of such monetary liability to the fullest extent permitted by Oregon law.

corporation’s best interests. In the case of a criminal proceeding, the individual must not have had any reasonable cause to believe the conduct was unlawful. A director may not be indemnified in connection with a proceeding by or in the right of the corporation in which the director was found liable to the corporation, or a proceeding in which the director was found to have improperly received a personal benefit. Washington law provides for mandatory indemnification of directors for reasonable expenses incurred when the indemnified party is wholly successful in the defense of the proceeding. A corporation may indemnify officers to the same extent as directors.

Columbia’s restated articles of incorporation provide, among other things, for the indemnification of directors, and authorize the board of directors to pay reasonable expenses incurred by, or satisfy a judgment or fine against, a current or former director in connection with any legal liability incurred by the individual while acting for Columbia within the scope of his or her employment and which was not the result of conduct finally adjudged to be “egregious” conduct. “Egregious” conduct is defined to include intentional misconduct, a knowing violation of law or participation in any transaction from which the person will receive a benefit in money, property or services to which that person is not legally entitled.

Columbia’s restated articles of incorporation also include a provision that limits the liability of directors from any personal liability to Columbia or its shareholders for conduct not to have been found egregious.

Amendments to Articles of Incorporation and Bylaws

Under Oregon law, an amendment to the articles of incorporation is generally approved if, upon approval by the board of directors and referral to the shareholders, a quorum exists (which under the West Coast amended and restated bylaws requires that a majority of the votes entitled to be cast be represented in person or by proxy) and the votes cast favoring the amendment exceed the votes cast opposing the amendment, unless the amendment would create dissenters’ rights, in which case a majority of the votes entitled to be cast is required for approval. As described above, West Coast’s restated articles of incorporation impose a supermajority voting

Under the WBCA, the articles of incorporation of Columbia, as a “public” company, may be amended if (subject to certain exceptions if the board of directors determines that it has a conflict of interest) the amendment is recommended by the board of directors to the shareholders and approved upon the affirmative vote of the holders of a majority of Columbia’s outstanding voting stock. The provisions of Columbia’s restated articles of incorporation relating to Business Combinations (as defined in the articles of incorporation) may not be amended or repealed without the affirmative vote of 66 2/3% of

West Coast	Columbia

requirement to amend the provision of its restated articles of incorporation that relates to shareholder approval of change in control transactions.

Under Oregon law, a corporation’s board of directors may amend or repeal the corporation’s bylaws unless the corporation’s articles of incorporation or Oregon law reserves the power to amend the bylaws exclusively to the shareholders in whole or in part, or the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. A corporation’s shareholders may also amend or repeal the bylaws. West Coast’s bylaws grant the board of directors the power to amend or repeal the bylaws, provided that the shareholders in amending or adopting a particular bylaw may provide that the board of directors cannot amend or repeal that bylaw.

Columbia’s outstanding voting stock (excluding any shares owned by a Control Person). The Columbia board of directors may make certain amendments, as listed in the WBCA, to the articles of incorporation without shareholder approval.

Under the WBCA, a corporation’s board of directors may amend or repeal the corporation’s bylaws unless the corporation’s articles of incorporation or Washington law reserves the power to amend the bylaws exclusively to the shareholders in whole or in part, or the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. A corporation’s shareholders may also amend or repeal the bylaws. Columbia’s bylaws provide that the board of directors may, by a majority vote of the whole board of directors, amend Columbia’s bylaws.

Dissenters’ Rights

Under Oregon law, unless the articles of incorporation provide otherwise (and West Coast’s articles do not so provide otherwise), dissenters’ rights do not apply to the holders of shares of any class or series if the shares were registered on a national securities exchange on the record date for the meeting of shareholders at which the corporate action giving rise to dissenters’ rights is to be approved or, in certain cases, on the effective date of the merger. Subject to the foregoing, in the event dissenters’ rights were to apply, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares only in the event of, any of the following corporate acts: (i) consummation of a plan of merger to which the corporation is a party if shareholder approval is required and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent; (ii) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan; (iii) consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, unless the sale is pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds will be distributed to shareholders within one year; (iv) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a	Under Washington law, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares only in the event of, any of the following corporate acts: (i) consummation of a plan of merger to which the corporation is a party if shareholder approval is required and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent; (ii) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan; (iii) consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, unless the sale is pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds will be distributed to shareholders within one year; (iv) an amendment of the articles of incorporation if the amendment effects the redemption or cancellation of all of the shareholder’s shares in exchange for cash or other consideration other than shares of the corporation; or (v) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

West Coast	Columbia
dissenter’s shares because it (A) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities or (B) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Oregon law; (v) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares, or (vi) conversion to a noncorporate business entity.

COLUMBIA SPECIAL MEETING OF SHAREHOLDERS

Date, Time and Place

The Columbia special meeting of shareholders will be held on Monday, March 18, 2013, at 10:00 a.m. local time, at its corporate headquarters, located at 1301 “A” Street, Suite 800, Tacoma, Washington 98402.

Purpose

At the special meeting, Columbia shareholders will:

•	consider and vote upon a proposal to approve the issuance of Columbia common stock in the merger (the “Share Issuance” proposal); and

•

consider and vote upon a proposal to approve one or more adjournments of the Columbia special meeting, if necessary or appropriate, including adjournments to solicit additional proxies in favor of the Share Issuance proposal (the “Columbia Adjournment proposal”).

Share Issuance Proposal

The merger agreement provides that Columbia will issue, as a portion of the aggregate merger consideration, a total of 12,809,525 shares of its common stock. Under the Nasdaq Listing Rules a company listed on Nasdaq is required to obtain shareholder approval prior to the issuance of common stock or securities convertible into or exercisable for common stock, in connection with the acquisition of stock or assets of another company if the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock, or the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. If we complete the merger, the number of shares of Columbia common stock issued will exceed 20% of the shares of Columbia common stock outstanding before such issuance. Accordingly, Columbia must obtain the approval of Columbia shareholders for the issuance of shares of Columbia common stock in connection with the merger.

Columbia Adjournment Proposal

If, at the Columbia special meeting, the number of shares of Columbia common stock present or represented by proxy and voting in favor of the Share Issuance proposal is insufficient to approve such proposal, Columbia intends to move to adjourn the Columbia special meeting in order to solicit additional proxies for such proposal.

In this proposal, Columbia is asking its shareholders to authorize the holder of any proxy solicited by the Columbia board of directors to vote in favor of granting discretionary authority to proxy holders to adjourn the Columbia special meeting to another time and/or place for the purpose of soliciting additional proxies. If Columbia shareholders approve the Columbia Adjournment proposal, Columbia could adjourn the Columbia special meeting and any adjourned session of the Columbia special meeting and use the additional time to solicit additional proxies.

Columbia does not intend to call a vote on this proposal if the Share Issuance proposal has been approved at the Columbia special meeting.

The Columbia board of directors recommends that holders of Columbia common stock vote “FOR” the approval of the Share Issuance proposal and “FOR” approval of the Columbia Adjournment proposal.

Record Date and Quorum

The Columbia board of directors has fixed January 22, 2013 as the record date for determining the holders of shares of Columbia common stock entitled to notice of and to vote at the special meeting. At the close of business on January 22, 2013, there were 39,703,319 shares of common stock issued and outstanding, held by approximately 2,132 holders of record. Holders of record of Columbia common stock on the record date are entitled to one vote per share.

Each of the directors of Columbia has agreed to vote all shares held or controlled by him or her in favor of approval of the transactions contemplated by the merger agreement. A total of 631,916 outstanding shares, or 1.59% of the outstanding shares of Columbia common stock are covered by the voting agreement. See “The Merger Agreement—Related Agreements.”

The representation (in person or by proxy) of holders of at least a majority of the shares entitled to vote at the Columbia special meeting constitutes a quorum for action at the Columbia special meeting. All shares of Columbia common stock present in person or represented by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the Columbia special meeting.

Vote Required

Share Issuance Proposal

Approval of the Share Issuance proposal requires the affirmative vote of at least a majority of the shares of Columbia voting on the proposal, provided that a quorum is present at the Columbia special meeting. Therefore, assuming that a quorum is present, your failure to vote, an abstention or a broker non-vote will have no effect on the approval of the Share Issuance proposal.

Adjournment Proposal

In accordance with Columbia’s bylaws, a vote to approve the proposal to adjourn the Columbia special meeting requires the affirmative vote of a majority of the shares represented at the special meeting, even if less than a quorum.

Treatment of Abstentions; Failure to Vote

For purposes of the Columbia special meeting, an abstention occurs when a Columbia shareholder attends the Columbia special meeting, either in person or by proxy, but abstains from voting.

•	For the Share Issuance proposal, an abstention or a failure to vote will have no effect on the outcome of this proposal.

•	For the Columbia Adjournment proposal, an abstention or a failure to vote will have the same effect as a vote cast “AGAINST” this proposal.

How to Vote

If you own shares of Columbia common stock in your own name, you are an “owner of record.” This means that you may use the enclosed proxy card(s) to tell the persons named as proxies how to vote your shares of Columbia common stock. An owner of record has four voting options:

Internet. You can vote over the Internet by accessing www.proxyvote.com. Internet voting is available 24 hours a day. Have your proxy card in hand when you access the website and follow the instructions to vote.

Telephone. You can vote on any touch-tone telephone by calling 1-800-690-6903. Telephone voting is available 24 hours a day. Have your proxy card in hand when you call and follow the instructions to vote.

Mail. You can vote by mail by completing, signing, dating and mailing your proxy card(s) in the postage-paid envelope included with this document.

In Person. You may attend the Columbia special meeting and cast your vote in person. The Columbia board of directors recommends that you vote by proxy even if you plan to attend the Columbia special meeting.

The internet and telephone proxy procedures are designed to authenticate shareholder identification, to allow shareholders to give their proxy voting instructions and to confirm that these instructions have been properly recorded. Directing the voting of your Columbia shares will not affect your right to vote in person if you decide to attend the Columbia special meeting.

Shares Held in Street Name

If you hold your shares of Columbia common stock in “street name” through a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the broker or bank. You may not vote shares held in street name by returning a proxy card directly to Columbia or by voting in person at the Columbia special meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Further, brokers, banks or other nominees who hold shares of Columbia common stock on behalf of their customers may not give a proxy to Columbia to vote those shares with respect to any of the proposals without specific instructions from their customers, as under Nasdaq rules, brokers, banks and other nominees do not have discretionary voting power on these matters. Therefore, if you are a Columbia shareholder and you do not instruct your broker, bank or other nominee on how to vote your shares:

•	your broker, bank or other nominee may not vote your shares on the Share Issuance proposal, which broker non-votes will have no effect on the vote count for this proposal; and

•	your broker, bank or other nominee may not vote your shares on the Columbia Adjournment proposal, which broker non-votes will have the same effect as a vote cast “AGAINST” this proposal.

Revoking Your Proxy

You may revoke your proxy at any time after you give it, and before it is voted, in one of the following ways:

•

by notifying Columbia’s corporate Secretary at 1301 “A” Street, Tacoma, Washington 98402, stating that you are revoking your proxy by written notice that bears a date later than the date of your proxy and that Columbia receives prior to the Columbia special meeting and that states that you revoke your proxy;

•	by voting again using the telephone or internet voting procedures;

•	by signing another Columbia proxy card bearing a later date and mailing it so that Columbia receives it prior to the special meeting; or

•	by attending the Columbia special meeting and voting in person, although attendance at the Columbia special meeting alone will not, by itself, revoke a proxy.

If you choose the first method, you must take the described action no later than the beginning of the Columbia special meeting. If you choose the second method, you must take the described action no later than 11:59 p.m. Eastern Time on the day before the special meeting. If you choose to send a completed proxy card bearing a later date than your original proxy card, the new proxy card must be received before the beginning of the Columbia special meeting.

If your broker, bank or other nominee holds your shares in street name, you will need to contact your broker, bank or other nominee to revoke your voting instructions.

Attending the Columbia Special Meeting

Subject to space availability, all Columbia shareholders as of the record date, or their duly appointed proxies, may attend the Columbia special meeting. Since seating is limited, admission to the Columbia special meeting will be on a first-come, first-served basis.

If you hold your shares of Columbia common stock in your name as a shareholder of record and you wish to attend the Columbia special meeting, please bring your proxy and evidence of your stock ownership, such as your most recent account statement, to the Columbia special meeting. You should also bring valid picture identification.

If your shares of Columbia common stock are held in “street name” in a stock brokerage account or by a bank or nominee and you wish to attend the Columbia special meeting, you need to bring a copy of a bank or brokerage statement to the Columbia special meeting reflecting your stock ownership as of the record date. You should also bring valid picture identification.

Proxy Solicitations

Columbia is soliciting proxies for the Columbia special meeting on behalf of the Columbia board of directors. Columbia will bear the cost of soliciting proxies from its shareholders. In addition to using the mails, Columbia may solicit proxies by personal interview, telephone, and facsimile. Banks, brokerage houses, other institutions, nominees, and fiduciaries will be requested to forward their proxy soliciting material to their principals and obtain authorization for the execution of proxies. Columbia does not expect to pay any compensation for the solicitation of proxies. However, Columbia will, upon request, pay the standard charges and expenses of banks, brokerage houses, other institutions, nominees, and fiduciaries for forwarding proxy materials to and obtaining proxies from their principals.

Delivery of Proxy Materials To Shareholders Sharing an Address

As permitted by the Exchange Act, only one copy of this joint proxy statement/prospectus is being delivered to multiple shareholders of Columbia sharing an address unless Columbia has previously received contrary instructions from one or more such shareholders. This is referred to as “householding.” Shareholders who hold shares in “street name” can request further information on householding through their banks, brokers or other holders of record. On written or oral request to JoAnne Coy, VP, Corporate Communications, P.O. Box 2156 MS 3100, Tacoma, Washington 98401-2156, Telephone No. 253-305-1965, Columbia will deliver promptly a separate copy of this document to a shareholder at a shared address to which a single copy of the document was delivered.

INFORMATION CONCERNING COLUMBIA

General

Headquartered in Tacoma, Washington, Columbia is the holding company of Columbia State Bank, a Washington state-chartered full service commercial bank. At September 30, 2012, Columbia had 101 banking offices, including 76 branches in Washington State and 25 branches in Oregon. Columbia State Bank does business under the Bank of Astoria name in Astoria, Warrenton, Seaside, Cannon Beach, Manzanita and Tillamook in Oregon. At September 30, 2012, Columbia had total assets of approximately $4.90 billion, total net loans receivable and loans held for sale of approximately $2.86 billion, total deposits of approximately $3.94 billion and approximately $762.0 million in shareholders’ equity.

Columbia’s principal office is located at 1301 “A” Street, Tacoma, Washington 98402, and its telephone number at that location is (253) 305-1900. Columbia’s internet address is www.columbiabank.com. Additional information about Columbia is included in documents incorporated by reference in this document. See “Where You Can Find More Information” and “Documents Incorporated by Reference.”

Columbia’s goal is to be the leading Pacific Northwest regional community banking company while consistently increasing earnings and shareholder value. Its business strategy is to provide customers with the financial sophistication and product depth of a regional banking company while retaining the appeal and service level of a community bank. Columbia continually evaluates its existing business processes while focusing on maintaining asset quality and balanced loan and deposit portfolios, building our strong core deposit base, expanding total revenue and controlling expenses in an effort to increase our return on average equity and gain operational efficiencies. Columbia believes that, as a result of its strong commitment to highly personalized, relationship-oriented customer service, its varied products, its strategic branch locations and the long-standing community presence of its managers, banking officers and branch personnel, it is well positioned to attract and retain new customers and to increase its market share of loans, deposits, investments, and other financial services. Columbia is committed to increasing market share in the communities it serves by continuing to leverage its existing branch network, adding new branch locations and considering business combinations that are consistent with its expansion strategy throughout the Pacific Northwest.

Columbia’s stock is traded on the Nasdaq Global Select Market under the symbol “COLB”.

Financial and other information relating to Columbia is set forth in its Annual Report on Form 10-K for the year ended December 31, 2011, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, and June 30, 2012. Information regarding the names, ages, positions, and business backgrounds of the executive officers and directors of Columbia, as well as additional information, including executive compensation, and certain relationships and related person transactions, is set forth in or incorporated by reference in Columbia’s 10-K and in its proxy statement for its 2012 annual meeting of shareholders. See “Documents Incorporated by Reference.”

WEST COAST SPECIAL SHAREHOLDERS’ MEETING

General

The West Coast board of directors is using this document to solicit proxies from the holders of shares of West Coast common stock for use at the West Coast special meeting.

Together with this document, West Coast is also sending you a notice of the special meeting and a form of proxy that is solicited by the West Coast board of directors. The West Coast special meeting will be held at The Meadows Conference Room, 5300 Meadows Road, Lake Oswego, Oregon 97035 at 8:30 a.m., Pacific time, on March 18, 2013. On or about February 7, 2013, West Coast commenced mailing this document and the enclosed form of proxy to its shareholders entitled to vote at the West Coast special meeting.

Purpose of West Coast Special Meeting

At the West Coast special meeting, West Coast shareholders will be asked to:

•	approve the merger agreement, a copy of which is attached as Appendix A to this document, which is referred to as the Merger proposal;

•

approve, on a non-binding, advisory basis, the compensation to be paid to West Coast’s named executive officers that is based on or otherwise relates to the merger, discussed under the section entitled “The Merger—Interests of West Coast’s Directors and Executive Officers in the Merger” beginning on page 85, which is referred to as the Merger-Related Named Executive Officer Compensation proposal; and

•

approve one or more adjournments of the West Coast special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger proposal, which is referred to as the West Coast Adjournment proposal.

Recommendation of the West Coast Board of Directors

The West Coast board of directors recommends that you vote “FOR” the Merger proposal, “FOR” the Merger-Related Named Executive Officer Compensation proposal and “FOR” the West Coast Adjournment proposal. See “The Merger—Recommendation of the West Coast Board of Directors and Reasons for the Merger” on page 56.

West Coast Record Date and Quorum

The West Coast board of directors has fixed the close of business on January 22, 2013 as the record date for determining the holders of West Coast stock entitled to receive notice of and to vote at the West Coast special meeting.

As of the West Coast record date, there were 19,317,312 shares of West Coast common stock outstanding and entitled to vote at the West Coast special meeting held by approximately 1,600 holders of record. Each share of West Coast common stock entitles the holder to one vote at the West Coast special meeting on each proposal to be considered at the West Coast special meeting.

Each of the directors of West Coast (or their affiliates) has agreed to vote all of their voting shares in favor of approval of the merger agreement. A total of 4,169,939 outstanding shares, or approximately 21.6% of the outstanding shares of West Coast common stock are covered by such voting agreements. See “The Merger Agreement—Related Agreements.”

The representation (in person or by proxy) of holders of at least a majority of the votes entitled to be cast on each of the matters to be voted on at the West Coast special meeting constitutes a quorum for action on that matter at the West Coast special meeting. All shares of West Coast common stock present in person or represented by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the West Coast special meeting.

As of the record date, directors and executive officers of West Coast and their affiliates owned and were entitled to vote 4,249,117 shares of West Coast common stock, representing approximately 22% (including the Principal Shareholders) of the shares of West Coast common stock outstanding on that date. We currently expect that West Coast’s directors and executive officers will vote their shares in favor of the Merger proposal, the Merger-Related Named Executive Officer Compensation proposal and the West Coast Adjournment proposal. As of the record date, Columbia did not beneficially own any shares of West Coast common stock.

Required Vote

Required Vote to Approve the Merger Proposal

The affirmative vote of a majority of the outstanding shares of West Coast common stock entitled to vote is required to approve the Merger proposal.

Required Vote to Approve the Merger-Related Named Executive Officer Compensation Proposal

The Merger-Related Named Executive Officer Compensation proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against it.

Required Vote to Approve the West Coast Adjournment Proposal

The West Coast Adjournment Proposal will be approved if a majority of the shares of West Coast common stock present at the special meeting, in person or in proxy, are voted in favor of the proposal.

Treatment of Abstentions; Failure to Vote

For purposes of the West Coast special meeting, an abstention occurs when a West Coast shareholder attends the West Coast special meeting, either in person or by proxy, but abstains from voting.

•	For the Merger proposal, an abstention or a failure to vote will have the same effect as a vote cast “AGAINST” this proposal.

•	For the Merger-Related Named Executive Officer Compensation proposal, an abstention or a failure to vote will have no effect on the outcome of the vote on this proposal.

•	For the West Coast Adjournment proposal, an abstention or a failure to vote will have the same effect as a vote cast “AGAINST” this proposal.

Voting on Proxies; Incomplete Proxies

Giving a proxy means that a West Coast shareholder authorizes the persons named in the enclosed proxy card to vote its shares at the West Coast special meeting in the manner it directs. A West Coast shareholder may vote by proxy or in person at the West Coast special meeting. If you hold your shares of West Coast common stock in your name as a shareholder of record, to submit a proxy, you, as a West Coast shareholder, may use one of the following methods:

•	By telephone: Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week by calling 1-800-690-6903. Have your proxy card handy when you call and follow the instructions.

•	Through the Internet: Use the Internet to vote your proxy 24 hours a day, 7 days a week at www.proxyvote.com. Have your proxy card handy when you access the website and follow the instructions.

•	By mail: Complete and return the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

West Coast requests that West Coast shareholders vote by telephone, over the Internet or by completing and signing the accompanying proxy and returning it to West Coast as soon as possible in the enclosed postage-paid envelope. When the accompanying proxy is returned properly executed, the shares of West Coast stock represented by it will be voted at the West Coast special meeting in accordance with the instructions contained on the proxy card.

If any proxy is returned without indication as to how to vote, the shares of West Coast common stock represented by the proxy will be voted as recommended by the West Coast board of directors. Unless a West Coast shareholder checks the box on its proxy card to withhold discretionary authority, the proxyholders may use their discretion to vote on other matters relating to the West Coast special meeting.

If a West Coast shareholder’s shares are held in “street name” by a broker, bank or other nominee, the shareholder should check the voting form used by that firm to determine whether it may vote by telephone or the Internet.

Every West Coast shareholder’s vote is important. Accordingly, each West Coast shareholder should sign, date and return the enclosed proxy card, or vote via the Internet or by telephone, whether or not the West Coast shareholder plans to attend the West Coast special meeting in person.

Shares Held in Street Name

If you are a West Coast shareholder and your shares are held in “street name” through a bank, broker or other holder of record, you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the bank or broker. You may not vote shares held in street name by returning a proxy card directly to West Coast or by voting in person at the West Coast special meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Further, brokers, banks or other nominees who hold shares of West Coast common stock on behalf of their customers may not give a proxy to West Coast to vote those shares with respect to any of the proposals without specific instructions from their customers, as brokers, banks and other nominees do not have discretionary voting power on these matters. Therefore, if you are a West Coast shareholder and you do not instruct your broker, bank or other nominee on how to vote your shares:

•	your broker, bank or other nominee may not vote your shares on the Merger proposal, which broker non-votes will have the same effect as a vote “AGAINST” this proposal;

•

your broker, bank or other nominee may not vote your shares on the Merger-Related Named Executive Officer Compensation proposal, which broker non-votes will have no effect on the vote count for this proposal; and

•	your broker, bank or other nominee may not vote your shares on the West Coast Adjournment proposal, which broker non-votes will have the same effect as a vote cast “AGAINST” this proposal.

Revocability of Proxies and Changes to a West Coast Shareholder’s Vote

A West Coast shareholder has the power to change its vote at any time before its shares of West Coast common stock are voted at the West Coast special meeting by:

•	sending a notice of revocation to West Coast’s corporate secretary at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035 stating that you would like to revoke your proxy;

•

logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions on the proxy card;

•	sending a completed proxy card bearing a later date than your original proxy card; or

•	attending the West Coast special meeting and voting in person if your shares of West Coast common stock are registered in your name rather than in the name of a broker, bank or other nominee.

If you choose the first method, you must take the described action no later than the beginning of the West Coast special meeting. If you choose the second method you must take the described action no later than 11:59 p.m. Eastern Time on the day before the West Coast Special Meeting (three business days before the special meeting, for participants in West Coast’s 401(k) Plan). If you choose to send a completed proxy card bearing a later date than your original proxy card, the new proxy card must be received before the beginning of the West Coast special meeting. If you have instructed a bank, broker or other nominee to vote your shares of West Coast common stock, you must follow the directions you receive from your bank, broker or other nominee in order to change or revoke your vote.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by West Coast. West Coast will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. West Coast has retained Morrow & Co., LLC to assist in the solicitation of proxies for a fee of $8,000 plus reasonable out-of-pocket expenses. In addition to solicitations by mail, West Coast directors, officers and regular employees may solicit proxies personally or by telephone without additional compensation.

Delivery of Proxy Materials to Shareholders Sharing an Address

As permitted by the Exchange Act, only one copy of this joint proxy statement/prospectus is being delivered to multiple shareholders of West Coast sharing an address unless West Coast has previously received contrary instructions from one or more such shareholders. Shareholders who hold shares in “street name” can request further information on householding through their banks, brokers or other holders of record. On written or oral request to Morrow & Co., LLC, West Coast’s proxy solicitor, at 470 West Avenue Stamford, CT 06902, toll-free at 800-662-5200 (banks and brokers call collect at 203-658-9400), Morrow & Co., LLC will deliver promptly a separate copy of this document to a shareholder at a shared address to which a single copy of the document was delivered.

Attending the West Coast Special Meeting

Subject to space availability, all West Coast shareholders as of the record date, or their duly appointed proxies, may attend the West Coast special meeting. Since seating is limited, admission to the West Coast special meeting will be on a first-come, first-served basis.

If you hold your shares of West Coast common stock in your name as a shareholder of record and you wish to attend the West Coast special meeting, please bring your proxy and evidence of your stock ownership, such as your most recent account statement, to the West Coast special meeting. You should also bring valid picture identification.

If your shares of West Coast common stock are held in “street name” in a stock brokerage account or by a bank or nominee and you wish to attend the West Coast special meeting, you need to bring a copy of a bank or brokerage statement to the West Coast special meeting reflecting your stock ownership as of the record date. You should also bring valid picture identification.

WEST COAST PROPOSALS

Merger Proposal

As discussed throughout this document, West Coast is asking its shareholders to approve the Merger proposal. Holders of West Coast common stock should read carefully this document in its entirety, including the appendices, for more detailed information concerning the merger agreement and the merger. In particular, holders of West Coast common stock are directed to the merger agreement, a copy of which is attached as Appendix A to this document.

The West Coast board of directors recommends a vote “FOR” the Merger proposal.

Merger-Related Named Executive Officer Compensation Proposal

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) of the Exchange Act, West Coast is seeking non-binding, advisory shareholder approval of the compensation of West Coast’s named executive officers that is based on or otherwise relates to the merger as disclosed in “The Merger—Interests of West Coast Directors and Executive Officers in the Merger—Merger-Related Compensation for West Coast’s Named Executive Officers” beginning on page 85. The proposal gives West Coast’s shareholders the opportunity to express their views on the merger-related compensation of West Coast’s named executive officers. Accordingly, West Coast is requesting that shareholders adopt the following resolution, on a non-binding, advisory basis:

“RESOLVED, that the compensation that may be paid or become payable to West Coast’s named executive officers, in connection with the merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in “The Merger—Interests of West Coast Directors and Executive Officers in the Merger—Merger Related Compensation for West Coast Named Executive Officers” are hereby APPROVED.”

The vote on this proposal is a vote separate and apart from the vote to approve the merger agreement. Accordingly, you may vote not to approve this proposal on merger-related named executive officer compensation and vote to approve the merger agreement and vice versa. Because the vote is advisory in nature, it will not be binding on West Coast, regardless of whether the merger agreement is approved. Approval of the non-binding, advisory proposal with respect to the compensation that may be received by West Coast’s named executive officers in connection with the merger is not a condition to completion of the merger, and failure to approve this advisory matter will have no effect on the vote to approve the merger agreement. The merger-related named executive officer compensation to be paid in connection with the merger is based on contractual arrangements with the named executive officers and accordingly the outcome of this advisory vote will not affect the obligation to make these payments.

The West Coast board of directors recommends a vote “FOR” the Merger-Related Named Executive Officer Compensation proposal.

West Coast Adjournment Proposal

The West Coast special meeting may be adjourned to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the West Coast special meeting to approve the Merger proposal.

If, at the West Coast special meeting, the number of shares of West Coast common stock present or represented and voting in favor of the Merger proposal is insufficient to approve the Merger proposal, West Coast intends to move to adjourn the West Coast special meeting in order to enable the West Coast board of directors to solicit additional proxies for approval of the merger agreement. In that event, West Coast will ask its shareholders to vote only upon the West Coast Adjournment proposal, and not the Merger proposal or the Merger-Related Named Executive Officer Compensation proposal.

In this proposal, West Coast is asking its shareholders to authorize the holder of any proxy solicited by the West Coast board of directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the West Coast special meeting to another time and place for the purpose of soliciting additional proxies. If the West Coast shareholders approve the West Coast Adjournment proposal, West Coast could adjourn the West Coast special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from West Coast shareholders who have previously voted.

The West Coast board of directors recommends a vote “FOR” the West Coast Adjournment proposal.

Other Matters To Come Before the West Coast Special Meeting

No other matters are intended to be brought before the West Coast special meeting by West Coast, and West Coast does not know of any matters to be brought before the West Coast special meeting by others. If, however, any other matters properly come before the West Coast special meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of management on any such matter.

INFORMATION CONCERNING WEST COAST

General

West Coast Bancorp is a bank holding company headquartered in Lake Oswego, Oregon. West Coast’s principal business activities are conducted through its full-service commercial bank subsidiary, West Coast Bank, an Oregon state-chartered bank with deposits insured by the FDIC. At September 30, 2012, West Coast Bank had facilities in 41 cities and towns in Western Oregon and southwestern Washington, operating a total of 55 full-service and three limited-service branches and a Small Business Administration lending office in Vancouver, Washington. West Coast also owns West Coast Trust Company, Inc., an Oregon trust company that provides agency, fiduciary and other related trust services with offices in Portland and Salem, Oregon. At September 30, 2012, West Coast had total assets of approximately $2.48 billion, total net loans of approximately $1.46 billion, total deposits of approximately $1.93 billion, and approximately $336.0 million in shareholders’ equity.

West Coast’s stock is traded on the Nasdaq Global Select Market under the symbol “WCBO”.

West Coast’s principal office is located at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, and its telephone number at that location is (503) 684-0884. West Coast’s internet address is www.wcb.com. Additional information about West Coast is included in documents incorporated by reference in this document. See “Where You Can Find More Information” and “Documents Incorporated by Reference.”

CERTAIN LEGAL MATTERS

The validity of the Columbia common stock to be issued in the merger will be passed upon for Columbia by its counsel, Graham & Dunn PC, Seattle, Washington. Graham & Dunn PC will also pass upon certain federal income tax matters for Columbia. Wachtell, Lipton, Rosen & Katz will pass upon certain federal income tax matters for West Coast.

EXPERTS

The consolidated financial statements incorporated in this joint proxy statement/prospectus by reference from Columbia’s Annual Report on Form 10-K for the year ended December 31, 2011, and the effectiveness of Columbia’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The statement of assets acquired and liabilities assumed by Columbia State Bank (a wholly owned subsidiary of Columbia), pursuant to the Purchase and Assumption Agreement, dated January 22, 2010, incorporated in this joint proxy statement/prospectus by reference from Amendment No. 1 to the Current Report on Form 8-K/A of

Columbia, dated April 9, 2010, has been audited by Deloitte & Touche LLP as stated in their report dated April 9, 2010, which is incorporated herein by reference. Such financial statement has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements incorporated in this joint proxy statement/prospectus by reference from West Coast’s Annual Report on Form 10-K for the year ended December 31, 2011, and the effectiveness of West Coast’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WEST COAST ANNUAL MEETING SHAREHOLDER PROPOSALS

West Coast held its 2012 annual meeting of shareholders on April 24, 2012. If the merger is completed, West Coast will not have public shareholders and there will be no public participation in any future meeting of shareholders. However, if the merger is not completed or if West Coast is otherwise required to do so under applicable law, West Coast will hold a 2013 annual meeting of shareholders. Any shareholder nominations or proposals for other business intended to be presented at West Coast’s next annual meeting must be submitted to West Coast as set forth below.

Under the SEC’s rules, any shareholder proposal intended for inclusion in West Coast’s proxy statement and proxy card relating to its 2013 annual meeting of shareholders must be submitted in writing to the Corporate Secretary of West Coast at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, no later than November 14, 2012 if West Coast’s 2012 annual meeting is held within 30 days of April 24, 2013. Nothing in this paragraph shall be deemed to require West Coast to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any such proposal will be subject to 17 C.F.R. § 240.14a-8 of the rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act.

In addition, the West Coast amended and restated bylaws establish an advance notice procedure with regard to director nominations and other business proposals by shareholders intended to be presented at our 2013 annual meeting but not included in our 2013 annual meeting proxy materials. For these nominations or other business proposals to be properly brought before the 2013 annual meeting by a shareholder, the shareholder must have delivered written notice to us sixty (60) days in advance of the meeting (provided that if the date of our 2013 annual meeting has not been publicly announced more than ninety (90) days in advance of the meeting, written notice must be delivered to us within fifteen (15) days after the first public disclosure of the date of the annual meeting). Such nominations and other business proposals must comply with all requirements set forth in the West Coast amended and restated bylaws and Oregon law.

COLUMBIA ANNUAL MEETING SHAREHOLDER PROPOSALS

Proposals by shareholders to transact business at Columbia’s 2013 annual meeting of shareholders must be delivered to Columbia’s Secretary no later than November 22, 2012, in order to be considered for inclusion in Columbia’s proxy statement and proxy card and should contain such information as is required under Columbia’s bylaws. Such proposals will also need to comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Columbia-sponsored proxy materials. In order for a shareholder proposal to be raised from the floor during next year’s annual meeting, or for a shareholder to nominate a person or persons as a director, written notice must be received by Columbia no earlier than the 150th day and no later than the 120th day prior to the first anniversary of the 2012 annual meeting (meaning no earlier than November 27, 2012 and no later than December 27, 2012), and should contain such information as required under Columbia’s bylaws. However, if the date of the 2013 annual meeting is more than 30 days before or more than 60 days after the anniversary of the 2012 annual meeting, notice must be delivered no earlier than the 150th day and no later than the 120th day prior to the date of the 2013 annual meeting or, if the first public announcement of the 2013 annual meeting date is less than 100 days before the meeting date, notice must be delivered no later than the 10th day following the date of Columbia’s first public announcement of the 2013 annual meeting date.

To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or director nominee as described by Columbia’s bylaws. Columbia will not consider any proposal or nomination that is not timely or otherwise does not meet the requirements of Columbia’s bylaws or the SEC for submitting a proposal or nomination.

Notice of intention to present proposals at the 2013 annual meeting, or correspondence to obtain a copy of the detailed procedures regarding notice requirements for proposals or director nominations, should be directed to Columbia’s Corporate Secretary, 1301 “A” Street, Tacoma, Washington 98402.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows Columbia and West Coast to “incorporate by reference” information into this joint proxy statement/prospectus, which means that the companies can disclose important information to you by referring you to another document filed separately by them with the SEC. The information incorporated by reference is deemed to be part of this joint proxy statement/prospectus, except for any information superseded by any information in this joint proxy statement/prospectus.

This document incorporates by reference the following documents that have previously been filed with the SEC by Columbia:

•	Annual Report on Form 10-K for the year ended December 31, 2011;

•	Definitive Proxy Statement on Schedule 14A for Columbia’s 2012 Annual Meeting of Shareholders;

•	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012;

•

Current Reports on Form 8-K filed January 27, 2012; February 6, 2012; April 26, 2012; April 12, 2012; May 16, 2012; July 26, 2012; August 30, 2012; September 26, 2012; October 1, 2012; October 25, 2012; October 29, 2012; November 21, 2012 and January 24, 2013 (other than the portions of those documents deemed not to be filed); and

•	Current Report on Form 8-K/A filed April 9, 2010.

This document also incorporates by reference the following documents that have previously been filed with the SEC by West Coast:

•	Annual Report on Form 10-K for the year ended December 31, 2011;

•	Definitive Proxy Statement on Schedule 14A for West Coast’s 2012 Annual Meeting of Shareholders;

•	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012; and September 30, 2012; and

•

Current Reports on Form 8-K filed February 28, 2012; April 23, 2012; April 30, 2012; July 23, 2012; September 26, 2012; September 28, 2012; October 1, 2012; October 26, 2012 and January 30, 2013 (other than the portions of those documents not deemed to be filed).

In addition, Columbia and West Coast are incorporating by reference any documents they may file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this document and prior to the date of the respective special meetings of the Columbia shareholders and the West Coast shareholders, provided, however, that Columbia and West Coast are not incorporating by reference any information furnished (but not filed), except as otherwise specified herein.

Both Columbia and West Coast file annual, quarterly and special reports, proxy statements and other business and financial information with the SEC. You may obtain the information incorporated by reference and any other materials West Coast or Columbia file with the SEC without charge by following the instructions in the section entitled “Where You Can Find More Information” in the forepart of this document.

Neither Columbia nor West Coast has authorized anyone to give any information or make any representation about the merger or its companies that is different from, or in addition to, that contained in this document or in any of the materials that have been incorporated into this document. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

by and among

COLUMBIA BANKING SYSTEM, INC.

WEST COAST BANCORP

and

SUB (as defined herein)

Dated as of September 25, 2012

A-1

A-i

A-ii

Exhibit A – Form of Principal Shareholder Stock Conversion, Voting and Support Agreement

Exhibit B – Form of Company Voting and Non-Competition Agreement

Exhibit C – Form of Purchaser Voting Agreement

Exhibit 1.4(g) – Adjusted Company’s Tangible Shareholders’ Equity Calculation

Exhibit 6.6(b) – Tail Policy

A-iii

INDEX OF DEFINED TERMS

Section
Adverse Change of Recommendation	8.1(c)
Adjusted Company’s Tangible Shareholders’ Equity	1.4(g)
Aggregate Consideration	1.4(c)
Agreement	Preamble
Appraisal Laws	1.4(f)
Bankruptcy and Equity Exception	3.3(a)
BHC Act	3.1(a)
Book-Entry Share	1.4(d)
Cash Designated Shares	2.1(e)(ii)(3)
Cash Election Shares	2.1(b)
Cash Percentage	2.1(b)
Certificate	1.4(d)
Closing	9.1
Closing Date	9.1
Closing Price Change Ratio	8.1(e)(ii)
Code	Recitals
Company	Preamble
Company 401(k) Plan	6.5(f)
Company Acquisition Proposal	6.8(d)
Company Articles	3.1(b)
Company Board Recommendation	6.3(a)
Company Bylaws	3.1(b)
Company Capitalization Date	3.2(a)(i)
Company Common Stock	3.2(a)
Company Diluted Share(s)	1.4(c)
Company Disclosure Schedule	9.12(a)
Company Leased Properties	3.21(b)
Company Licensed Intellectual Property	3.20(e)(iii)
Company Owned Intellectual Property	3.20(e)(iv)
Company Owned Properties	3.21(a)
Company Preferred Stock	3.2(a)
Company Proxy Statement	3.4(c)
Company Real Property	3.21(b)
Company Real Property Documents	3.21(e)
Company Restricted Shares	1.7
Company SEC Reports	3.5(b)
Company Severance Plan	6.5(b)
Company Shareholder Approval	3.3(a)
Company Shareholder Meeting	6.3(a)
Company Stock Option	1.5
Company Stock Plans	1.6
Company Superior Proposal	6.8(d)
Company Support Agreements	Recitals
Company Termination Fee	8.3(b)(i)
Confidentiality Agreement	6.2(b)
Continuing Employees	6.5(a)
Controlled Group Liability	3.11(g)
Converted Option	1.5(b)
Converted Options Adjustment	1.4(c)

A-iv

Section
Derivative Contract	3.24
Determination Date	8.1(e)(ii)
Determination Period	8.1(e)(ii)
DPC Common Shares	1.4(a)(i)
Effective Time	1.2
Election Deadline	2.1(b)
Election Statement	2.1(a)
Employee Benefit Plan	3.11(a)
End Date	8.1(b)(ii)
Environmental Laws	3.17(a)(iii)
Equivalent Preferred Shares	1.4(h)
Equivalent Preferred Stock	1.4(c)
Equivalent Warrant	1.5(c)
Equivalent Warrants Adjustment	1.4(c)
ERISA	3.11(a)
ERISA Affiliate	3.11(f)
Exchange Act	3.5(b)
Exchange Agent	2.2(a)
Exchange Agent Agreement	2.2(a)
Exchange Fund	2.2(b)
Exchange Ratio	1.4(c)
Exchangeable Shares	1.4(c)
FDIC	3.1(c)
Federal Reserve	3.4(b)
Final Index Price	8.1(e)
Form S-4	3.4(c)
GAAP	3.6(a)(iv)
Governmental Entity	3.4(b)
Indemnified Parties	6.6(a)
Index Change Ratio	8.1(e)(ii)
Initial Index Price	8.1(e)(ii)
Intellectual Property	3.20(e)(i)
In-the-Money Stock Option	1.4(c)
IRS	3.18
IT Assets	3.20(e)(ii)
Joint Proxy Statement	3.4(c)
Law	3.3(b)
Letter of Transmittal	2.3(a)
Liens	3.2(c)
Loans	3.25(a)
Material Adverse Effect	3.8
Material Contract	3.16(a)
Merger Consideration	1.4(b)
Merger(s)	Recitals
Mixed Cash Shares	2.1(b)
Mixed Election Shares	2.1(b)
Mixed Stock Shares	2.1(b)
Mortgage Vendors	3.25(j)
Multiemployer Plan	3.11(f)
Multiple Employer Plan	3.11(f)
Nasdaq	3.4(a)

A-v

Section
No Election Shares	2.1(b)
Notice of Superior Proposal	6.8(c)(ii)
OBCA	1.1(a)
Oregon Articles of Merger	1.2
Oregon Secretary	1.2
Per Share Cash Consideration	1.4(b)
Per Share Consideration	1.4(c)
Per Share Stock Consideration	1.4(b)
Perfected Dissenting Shares	1.4(f)
Permitted Encumbrances	3.21(a)
Premium Cap	6.6(b)
Pricing Differential	8.1(e)(ii)
Principal Shareholder Support Agreement(s)	Recitals
Purchaser Disclosure Schedule	9.12(a)
Proposed Dissenting Shares	1.4(f)
Purchaser	Preamble
Purchaser Bylaws	4.1(b)
Purchaser Articles	4.1(b)
Purchaser Average Closing Price	1.4(c)
Purchaser Benefit Plan	4.10(a)
Purchaser Board Recommendation	6.3(b)
Purchaser Capitalization Date	4.2(a)
Purchaser Leased Properties	4.18
Purchaser Loan(s)	4.25(a)
Purchaser Owned Properties	4.18
Purchaser Preferred Stock	4.2(a)
Purchaser Proxy Statement	3.4(c)
Purchaser Real Property	4.18
Purchaser SEC Reports	4.5(b)
Purchaser Shareholder Approval	4.3(a)
Purchaser Shareholder Meeting	6.3(b)
Purchaser Stock Plans	4.2(a)
Purchaser Termination Fee	8.3(c)(ii)
Record Date	2.1(a)
Regulatory Agencies	3.5(a)
Regulatory Agreement	3.9(c)
Regulatory Approvals	3.4(b)
Requisite Regulatory Approvals	7.1(e)
Sarbanes-Oxley Act	3.5(b)
SEC	3.4(c)
Second Step Merger	Recitals
Securities Act	3.2(a)(iii)
Series B Preferred Stock	3.2(a)
Significant Subsidiary	4.1(c)
Six Months Date	1.4(g)
Special Mention Loan	3.25(e)
SRO	3.4(a)
Stock Designated Shares	2.1(e)(i)(3)
Stock Election Shares	2.1(b)
Stock Percentage	2.1(b)
Sub	6.14

A-vi

Section
Subsidiary	3.1(c)
Surviving Company	Recitals
Surviving Corporation	Recitals
Takeover Laws	3.10
Tax	3.18
Tax Return	3.18
Taxes	3.18
Total Cash Amount	1.4(c)
Total Cash Pool	1.4(c)
Total Stock Amount	1.4(c)
Total Stock Consideration	1.4(c)
Total Stock Pool	1.4(c)
Trade Secrets	3.20(e)(i)
Treasury Department	3.11(i)
Trust Account Common Shares	1.4(a)(i)
Voting Debt	3.2(a)(iii)
Warrant Adjustment Amount	1.4(c)
Warrant and Option Proceeds	1.4(c)
Warrant Cash Pool	1.4(c)
Warrant Stock Pool	1.4(c)
Washington Articles of Merger	1.12
Washington Secretary	1.12
WBCA	1.12
Withdrawn Dissenting Shares	1.4(f)
Withdrawal Liability	3.11(f)

A-vii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of September 25, 2012 (this “Agreement”), is by and among Columbia Banking System, Inc., a Washington corporation (“Purchaser”), West Coast Bancorp, an Oregon corporation (“Company”), and, from and after its accession to this Agreement in accordance with Section 6.16, Sub, an Oregon corporation (as defined herein).

RECITALS

A.    The respective Boards of Directors of Purchaser, Company and Sub have determined that it is in the best interests of their respective companies and shareholders to consummate the strategic business combination transaction provided for in this Agreement.

B.    On the terms and subject to the conditions set forth in this Agreement, Sub will merge with and into Company (the “Merger”), with Company as the surviving corporation (sometimes referred to in its capacity as such as the “Surviving Corporation”).

C.    As soon as reasonably practicable following the Merger and as part of a single integrated transaction, Purchaser shall cause the Surviving Corporation to be merged with and into Purchaser (the “Second Step Merger,” and together with the Merger, the “Mergers”), with Purchaser as the surviving corporation in the Second Step Merger (sometimes referred to in such capacity as the “Surviving Company”).

D.    The parties intend that the Mergers, taken together, shall be treated as a single integrated transaction and shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement shall constitute a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.

E.    In connection with the execution and delivery of this Agreement by the parties hereto, MFP Partners, L.P., GF Financial, L.L.C., and Castle Creek Capital Partners IV, LP have entered into Stock Conversion, Voting and Support Agreements (the “Principal Shareholder Support Agreements”), each dated as of the date hereof and substantially in the form attached hereto as Exhibit A, with Purchaser.

F.    In connection with the execution and delivery of this Agreement by the parties hereto, the directors of Company set forth on Exhibit B hereto have entered into a Voting and Non-Competition Agreement (together with the Principal Shareholder Support Agreements, the “Company Support Agreements”) with Purchaser and Company, dated as of the date hereof and substantially in the form attached hereto as Exhibit B.

G.    In connection with the execution and delivery of this Agreement by the parties hereto, the directors and officers of Purchaser set forth on Exhibit C hereto have entered into a Voting Agreement with Purchaser and the Company, each dated as of the date hereof and substantially in the form attached hereto as Exhibit C.

H.    The parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I.

MERGER

1.1    The Merger.

(a)    Subject to the terms and conditions of this Agreement, in accordance with the Oregon Business Corporation Act (the “OBCA”), at the Effective Time, Sub shall merge with and into Company in the Merger. Company shall be the Surviving Corporation in the Merger and shall continue its existence under the laws of the State of Oregon. As of the Effective Time, the separate corporate existence of Sub shall cease.

(b)    Subject to the prior written consent of Company and the proviso in Section 8.4, Purchaser may at any time change the method of effecting the combination; provided, however, that no such change shall (i) alter or change the amount or kind of the Merger Consideration provided for in this Agreement, (ii) adversely affect the tax consequences of the Merger to shareholders of Company or the tax treatment of the parties pursuant to this Agreement or (iii) materially impede or delay consummation of the transactions contemplated by this Agreement.

1.2    Effective Time. Subject to the terms and conditions of this Agreement, on or before the Closing Date, Purchaser shall cause to be filed with the Secretary of State of the State of Oregon (the “Oregon Secretary”), in accordance with the OBCA, articles of merger (“Oregon Articles of Merger”) relating to the Merger. The Merger shall become effective as of the date and time specified in the Oregon Articles of Merger. The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the Oregon Articles of Merger.

1.3    Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the OBCA.

1.4    Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Purchaser, Company, Sub or the shareholders of any of the foregoing:

(a)    Company and Sub Common Stock.

(i)    Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is owned by Company, Purchaser or any wholly-owned subsidiary of the Company or Purchaser (other than shares of Company Common Stock held in trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties (any such shares, “Trust Account Common Shares”) and other than shares of Company Common Stock held, directly or indirectly, by the Company or Purchaser in respect of a debt previously contracted (any such shares, “DPC Common Shares”) shall be cancelled and shall cease to exist, and no stock of Purchaser or other consideration shall be delivered in exchange therefor.

(ii)    Each share of Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, no par value, of the Surviving Corporation.

(b)    Company Exchangeable Stock. Each Exchangeable Share issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.4(a)(i) and other than Perfected Dissenting Shares, Proposed Dissenting Shares and Withdrawn Dissenting Shares which shall treated as set forth in Section 1.4(f) to the extent applicable) shall be converted into the right to receive, at the election of the holder thereof as provided in and subject to the provisions of Section 2.1(b), either: (i) a number of shares of Purchaser Common Stock equal to the Exchange Ratio (the “Per Share Stock Consideration”), or (ii) cash in an amount equal to the Per Share Consideration (the “Per Share Cash Consideration”) or (iii) a unit consisting of Purchaser Common Stock and cash in the amount set forth in Section 2.1(b) (such unit, together with the Per

Share Stock Consideration, the Per Share Cash Consideration and any cash in lieu of fractional shares as specified in Section 2.3(f), the “Merger Consideration”). For the avoidance of doubt, shares of Series B Preferred Stock will be treated as set forth in Section 1.4(h) and Class C Warrants will be treated as set forth in Section 1.5(c).

(c)    For purposes of this Agreement:

“Aggregate Consideration” means the sum of (x) the Total Stock Consideration and (y) the Total Cash Amount.

“Company Diluted Shares” means the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (including Company Restricted Shares), plus shares issuable upon conversion of the Series B Preferred Stock (including the shares of Series B Preferred Stock issuable upon exercise of the Class C Warrants, assuming delivery of cash in respect of the exercise price thereof) and the In-the-Money Stock Options.

“Converted Options Adjustment” is the diluted amount of shares of Purchaser Common Stock issuable under the treasury stock method of In-the-Money Stock Options that become Converted Options pursuant to Section 1.5(b).

“Equivalent Preferred Stock” means the total amount of shares of Purchaser Common Stock issuable upon conversion of all outstanding Equivalent Preferred Shares subsequent to the Closing Date.

“Equivalent Warrants Adjustment” is the diluted amount of shares of Purchaser Common Stock issuable upon conversion of the Series B Preferred Stock issuable under the exercise terms (assuming exercise and conversion on the Closing Date) of the Class C Warrants that are deemed Equivalent Warrants pursuant to Section 1.5(c).

“Exchange Ratio” means the quotient obtained by dividing (A) the Per Share Consideration by (B) the Purchaser Average Closing Price, and rounding the quotient to the nearest ten-thousandth.

“Exchangeable Shares” means the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (which, for the avoidance of doubt, shall include the Company Restricted Shares) and shares of Company Common Stock issuable upon conversion of Series B Preferred Stock (including the shares of Series B Preferred Stock issuable upon exercise of the Class C Warrants).

“In-the-Money Stock Option” means each Company Stock Option outstanding immediately prior to the Effective Time with an exercise price that is less than the Per Share Consideration.

“Per Share Consideration” means the quotient, rounded to the nearest ten-thousandth, obtained by dividing (a) the sum of (i) the Aggregate Consideration and (ii) the Warrant and Option Proceeds by (b) the Company Diluted Shares.

“Purchaser Average Closing Price” means the volume weighted average price of the Purchaser Common Stock on the Nasdaq Stock Exchange reporting system (based on “regular way” trading) for the twenty (20) trading days starting on the 25th day before the Effective Time.

“Total Cash Amount” means $264,468,650, plus (x) the amount of any Company earnings determined pursuant to Section 1.4(g), plus (y) aggregate proceeds received by the Company from the exercise after the date of this Agreement and before the Effective Time of any outstanding Company Stock Option, less (z) any amounts paid to holders of Company Stock Options that were exercised after the date of this Agreement and before the Effective Time; provided, however, that if the Purchaser Average Closing Price declines as described in Section 8.1(e), the Total Cash Amount may, in the Purchaser’s sole discretion, be increased as set forth in Section 8.1(e).

“Total Cash Pool” means Total Cash Amount less the Warrant Cash Pool.

“Total Stock Amount” means 12,809,525 shares of Purchaser Common Stock.

“Total Stock Consideration” means the product obtained by multiplying (x) the Total Stock Amount by (y) the Purchaser Average Closing Price.

“Total Stock Pool” means Total Stock Amount less (i) the Converted Options Adjustment, (ii) the Warrant Stock Pool and (iii) the Equivalent Preferred Stock.

“Warrant Adjustment Amount” means the product obtained by multiplying the (x) Equivalent Warrants Adjustment by (y) the Purchaser Average Closing Price.

“Warrant and Option Proceeds” means the amount equal to the sum of $24,000,000 and the aggregate proceeds that would be received by the Company from the exercise immediately prior to the Effective Time of all In-The-Money Stock Options.

“Warrant Cash Pool” means the product of the Cash Percentage and the Warrant Adjustment Amount.

“Warrant Stock Pool” means the product of the Stock Percentage and the Equivalent Warrants Adjustment.

(d)    Effect of Conversion. All of the shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of Company Common Stock (each, a “Certificate”) and each non-certificated share of Company Common Stock represented by book-entry (“Book-Entry Share”) shall thereafter represent only the right to receive the Merger Consideration and/or cash in lieu of fractional shares, into which the shares of Company Common Stock represented by such Certificate or Book-Entry Share have been converted pursuant to this Section 1.4 and Section 2.3(f), as well as any dividends to which holders of Company Common Stock become entitled in accordance with Section 2.3(c).

(e)    Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding shares of Purchaser Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in capitalization, an appropriate and proportionate adjustment shall be made to the Exchange Ratio.

(f)    Dissenting Shares. For purposes of this Agreement, “Perfected Dissenting Shares” means those shares of Company Common Stock as to which holders thereof have properly taken all steps necessary to exercise their dissenters’ rights, if any, under §§ 60.551 – 60.594 of the OBCA in the event that, as set forth in § 60.554(3) of the OBCA, shares of Company Common Stock were not registered on a national securities exchange on either the record date of the Company Shareholder Meeting or on the date of the Effective Time and dissenters’ rights apply (“Appraisal Laws”). Each outstanding Perfected Dissenting Share will be converted into the rights provided under the Appraisal Laws in accordance with the Appraisal Laws (and shall no longer be outstanding and shall automatically be cancelled and cease to exist as of the Effective Time), unless the holder thereof withdraws his or her demand for payment, in which case each such share (a “Withdrawn Dissenting Share”) shall be deemed to have been converted at the Effective Time into the right to receive from Purchaser the

Per-Share Cash Consideration, without any interest (and shall no longer be outstanding and shall automatically be cancelled and cease to exist as of the Effective Time). To the extent that a holder of Proposed Dissenting Shares fails to perfect such holder’s dissenters’ rights under the Appraisal Laws, such Proposed Dissenting Shares shall be treated as Withdrawn Dissenting Shares under this Agreement. Each holder of Perfected Dissenting Shares who becomes entitled to payment for his or her Company Common Stock pursuant to the provisions of the Appraisal Laws shall receive payment for such Perfected Dissenting Shares from Purchaser in accordance with the Appraisal Laws. Company shall give Purchaser (i) prompt notice of any notice or demand for appraisal or payment for shares of Company Common Stock received by Company and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demand or notices. Company shall not, without the prior written consent of Purchaser, make any payment with respect to, or settle, offer for settle or otherwise negotiate any such demands. “Proposed Dissenting Shares” means shares of Company Common Stock whose holders provide notice of dissent to Company prior to the Company Shareholder Meeting and do not vote in favor of the Merger, in each case in accordance with Section 60.564 of the OBCA, in the event that, as set forth in § 60.554(3) of the OBCA, shares of Company Common Stock were not registered on a national securities exchange on either the record date of the Company Shareholder Meeting or on the date of the Effective Time and dissenters’ rights apply.

(g)    Earnings Adjustment to Cash Consideration. If the Effective Time does not occur on or prior to the later of the date that is six (6) months following the date of this Agreement (the “Six Months Date”) or April 1, 2013, and if Adjusted Company’s Tangible Shareholders’ Equity is at least $328,000,000, then an amount equal to the Company’s earnings during the period commencing the day after the Six Months Date and ending on the Closing Date (excluding for the avoidance of doubt the amount of quarterly cash dividends paid by the Company during such period, if any) shall be added to the Total Cash Amount. “Adjusted Company’s Tangible Shareholders’ Equity” shall be calculated as set forth in Exhibit 1.4(g), including as to adjusting for certain anticipated unaccrued transaction costs as set forth therein.

(h)    Company Series B Preferred Stock. As provided by the terms of the Series B Preferred Stock, each holder of outstanding shares of Series B Preferred Stock shall have the right, at its option, to convert any or all of such holder’s shares of Series B Preferred Stock into the Merger Consideration as if such shares had been converted immediately prior to the Effective Time into the number of shares of Company Common Stock into which such shares would then be convertible assuming a Mandatory Conversion Date (as defined in the terms of the Series B Preferred Stock) had occurred and shall be entitled to the same right of election (and proration, subject to the proviso in the third sentence of Section 1.5(c) with respect to proration allocations in respect of holders of Class C Warrants who also hold shares of Series B Preferred Stock) as holders of Company Common Stock. At the Effective Time, and without any action on the part of any holder of a share of Series B Preferred Stock, each share of Series B Preferred Stock that is then outstanding and as to which a conversion election has not been made will remain outstanding and shall convert into preference securities of Purchaser having rights (including, but not limited to, the right of conversion), preferences, privileges and voting powers that, taken as a whole, are not materially less favorable to the holders of the shares of Series B Preferred Stock than the rights, preferences, privileges and voting powers of the Series B Preferred Stock, taken as a whole, immediately prior to the Effective Time (such preference securities, the “Equivalent Preferred Shares”).

1.5    Company Stock Options. Holders of outstanding and unexercised stock options to purchase shares of Company Common Stock granted under a Company Stock Plan outstanding immediately prior to the Effective Time (each, a “Company Stock Option) and holders of Class C Warrants will be treated as follows:

(a)    Company Stock Options Exercised Before Closing. If any holder of a Company Stock Option exercises such Company Stock Option after the date of this Agreement and before the Effective Time, Company may either (i) issue shares of Company Common Stock upon such exercise, which shares shall be converted into the Merger Consideration at the Effective Time in accordance with Section 1.4(b), or (ii) under Section 5(l) of the 2002 Stock Incentive Plan, require the holder to cash out such Company Stock Option at the amount specified thereunder.

(b)    Unexercised Stock Options. At the Effective Time, and without any action on the part of any holder of a Company Stock Option, each Company Stock Option that is then outstanding and unexercised will be converted into and become a vested option (a “Converted Option”) to purchase Purchaser Common Stock on the same terms and conditions (other than vesting, which shall occur at the Effective Time) as are in effect with respect to the Company Stock Option immediately prior to the Effective Time, except that (i) each such Converted Option may be exercised solely for shares of Purchaser Common Stock, (ii) the number of shares of Purchaser Common Stock subject to such Converted Option will be equal to the number of shares of Company Common Stock subject to the Company Stock Option immediately prior to the Effective Time, multiplied by the Exchange Ratio (rounded down to the nearest whole share), and (iii) the per-share exercise price for each such Converted Option will be adjusted by dividing the per-share exercise price of the Company Stock Option by the Exchange Ratio (rounded up to the nearest whole cent). Notwithstanding the foregoing provisions of this Section 1.5, a holder of a Company Stock Option may, in accordance with the terms of the Company’s 2002 Stock Incentive Plan under which such Company Stock Option was granted, elect to exchange such holder’s Converted Option for cash within sixty (60) days following the Effective Time on the terms and subject to the conditions set forth in the 2002 Stock Incentive Plan.

(c)    Class C Warrants. At the Effective Time, and without any action on the part of any holder of a Class C Warrant, each Class C Warrant that is then outstanding and unexercised will remain outstanding and, for purposes of Section 1.4, will be deemed an equivalent warrant with rights to receive Merger Consideration (an “Equivalent Warrant”) on the same terms and conditions as are in effect with respect to the Class C Warrant immediately prior to the Effective Time. To clarify, each Class C Warrant will become exercisable for Merger Consideration based on the Merger Consideration that would have been received as if each Class C Warrant had been exercised for Series B Preferred Stock and converted to Company Common Stock in accordance with the terms thereof prior to the Effective Time. Purchaser shall cause each holder of an Equivalent Warrant to receive, for purposes of electing to receive Stock Election Shares, Cash Election Shares or Mixed Election Shares upon future exercise of such Equivalent Warrant, an election statement at the same time as holders of Exchangeable Shares receive Election Statements pursuant to Section 2.1(a), and the Merger Consideration such holders shall receive upon exercise shall be subject to the election and proration procedures set forth in Section 2.1, provided, however, that proration with respect to a holder of Class C Warrants shall aggregate all elections made by such holder with respect to such holder’s shares of Company Common Stock, shares of Series B Preferred Stock and Class C Warrants, and any proration allocations, if any, arising as a result of the application of the provisions of Section 2.1 shall be applied first to such holder’s shares of Company Common Stock and second to such holder’s shares of Series B Preferred Stock. For purposes of calculating an Equivalent Warrant for purposes of Section 1.4, (i) the number of shares of Purchaser Common Stock deemed subject to such Equivalent Warrant will be equal to the number of shares of Company Common Stock into which the shares of Series B Preferred Stock subject to the Company Class C Warrant would be convertible (assuming they are convertible) assuming conversion immediately prior to the Effective Time, multiplied by the Exchange Ratio (rounded to the nearest whole share), and (ii) the per-share exercise price for each such Equivalent Warrant will be adjusted by dividing the per-share exercise price of the Company Class C Warrant on a Company Common Stock equivalent basis by the Exchange Ratio (rounded up to the nearest whole cent).

1.6    Restricted Shares. At the Effective Time, each share of Company Common Stock subject to vesting, repurchase or other lapse restrictions granted under a Company Stock Plan (each, a “Company Restricted Share”) shall vest in full and become free of such restrictions, and any repurchase right shall lapse and the holder thereof shall be entitled to receive the Merger Consideration with respect to each such Company Restricted Share in accordance with Section 1.4(b), less applicable taxes and withholding.

For purposes of this Agreement, “Company Stock Plans” means the Company’s 2002 Stock Incentive Plan and the Company’s 2012 Omnibus Incentive Plan.

1.7    Company Board Action. Prior to the Effective Time, the Board of Directors of Company and the Compensation Committee of the Board of Directors of Company, as applicable, shall adopt any necessary resolutions to effectuate the provisions of Sections 1.5 and 1.6.

1.8    Converted Options and Class C Warrants. Purchaser shall, as of the Effective Time, assume the obligations of Company under the Class C Warrants and the Company Stock Plans and agreements pursuant to which a Company Stock Option has been issued and shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Purchaser Common Stock for delivery upon exercise of the Converted Options and Class C Warrants. Purchaser shall cause the registration of the shares of Purchaser Common Stock subject to the Converted Options to become effective as part of a registration statement on Form S-8, or any successor or other appropriate forms, with respect to the shares of Purchaser Common Stock subject to the Converted Options no later than thirty (30) days after the Effective Time; and, thereafter, Purchaser shall deliver to holders of Converted Options any applicable prospectus and shall maintain the effectiveness of such registration statement or registration statements, including the current status of any related prospectus, for so long as the Converted Options remain outstanding.

1.9    Articles of Incorporation, Bylaws, Directors and Officers of the Surviving Corporation. As of the Effective Time, (a) the articles of incorporation and bylaws of the Surviving Corporation shall be the articles of incorporation and bylaws of Sub as in effect immediately prior to the Effective Time, until duly amended in accordance with the terms thereof and applicable law, and (b) the directors and officers of Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation and shall hold office until their respective successors are duly appointed and qualified, or their earlier death, resignation or removal.

1.10    Purchaser Board of Directors. From and after the Effective Time, the Board of Directors of Purchaser shall consist of the persons serving on the Board of Directors of Purchaser immediately prior to the Effective Time, plus the member of the Board of Directors of Company selected pursuant to Section 6.12.

1.11    The Second Step Merger. On the Closing Date and as soon as reasonably practicable following the Effective Time, in accordance with the Washington Business Corporation Act (the “WBCA”) and the OBCA, Purchaser shall cause the Surviving Corporation to be merged with and into Purchaser in the Second Step Merger, with Purchaser surviving the Second Step Merger and continuing its existence under the laws of the State of Washington, and the separate corporate existence of the Surviving Corporation ceasing as of the effective time of the Second Step Merger. In furtherance of the foregoing, Purchaser shall cause to be filed with the Secretary of State of the State of Washington (the “Washington Secretary”), in accordance with the WBCA, articles of merger (“Washington Articles of Merger”) relating to the Second Step Merger and shall cause to be filed with the Oregon Secretary, in accordance with the OBCA, articles of merger relating to the Second Step Merger. The Second Step Merger shall become effective as of the date and time specified in the Washington Articles of Merger and by the issuance of a Certificate of Merger by the Washington Secretary. At and after the effective time of the Second Step Merger, the Second Step Merger shall have the effects set forth in the applicable provisions of the WBCA and the OBCA.

ARTICLE II.

DELIVERY OF MERGER CONSIDERATION

2.1    Election and Proration Procedures.

(a)    Purchaser shall cause an election statement permitting each holder of an Exchangeable Share the ability to elect consideration pursuant to Section 2.1(b) and subject to 2.1(e) (the “Election Statement”) to be mailed with the Joint Proxy Statement on the date of mailing of the Joint Proxy Statement to each holder of record of Company Common Stock, Series B Preferred Stock and Class C Warrants as of the record date for the Company Shareholder Meeting (the “Record Date”).

(b)    Each Election Statement shall permit the holder to elect to receive (i) the Per Share Stock Consideration in respect of all of such holder’s Exchangeable Shares (“Stock Election Shares”); (ii) the Per Share Cash Consideration in respect of all of such holder’s Exchangeable Shares (“Cash Election Shares”); or (iii) the

Per Share Stock Consideration in respect of that portion of such holder’s Exchangeable Shares equal to the Stock Percentage, rounded to the nearest whole share (the “Mixed Stock Shares”), and the Per Share Cash Consideration in respect of that portion of such holder’s Exchangeable Shares equal to the Cash Percentage, rounded to the nearest whole share (the “Mixed Cash Shares,” and together with the Mixed Stock Shares, the “Mixed Election Shares”). If a holder makes no election with respect to such holder’s Exchangeable Shares, or if there are any Exchangeable Shares with respect to which the Exchange Agent has not otherwise received an effective, properly completed Election Statement on or before 5:00 p.m., Pacific Time, on the date prior to the Determination Date (or such other time and date as Purchaser and Company may mutually agree) (the “Election Deadline”), such shares shall be deemed to be “No Election Shares.”

“Cash Percentage” shall mean the amount obtained by dividing the Total Cash Amount by the Aggregate Consideration.

“Stock Percentage” shall mean the amount equal to one (1) minus the Cash Percentage.

(c)    Purchaser shall make available one or more Election Statements as may reasonably be requested from time to time by all persons who become holders (or beneficial owners) of Company Common Stock, Series B Preferred Stock or Class C Warrants between the Election Statement Record Date and the close of business on the business day prior to the Election Deadline, and Company shall provide to the Exchange Agent all information reasonably necessary for it to perform as specified herein.

(d)    Any such election shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Statement by the Election Deadline, and such election is not revoked or changed prior to the Election Deadline. Any Election Statement may be revoked or changed by the person submitting such Election Statement at or prior to the Election Deadline. Subject to the terms of this Agreement and of the Election Statement, the Exchange Agent shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Statements, and any good faith decisions of Purchaser regarding such matters shall be binding and conclusive. Neither Purchaser nor the Exchange Agent shall be under any obligation to notify any person of any defect in an Election Statement. To the extent the holder of Proposed Dissenting Shares submits an Election Statement, such holder’s election shall have no effect, the Exchange Agent will disregard such Election Statement, and the Proposed Dissenting Shares shall be converted in accordance with Section 1.4(f).

(e)    Within ten (10) business days after the Election Deadline, unless the Effective Time has not yet occurred, in which case as soon thereafter as practicable, Purchaser shall cause the Exchange Agent to effect the allocation among the holders of Exchangeable Shares of rights to receive Purchaser Common Stock or cash in the Merger in accordance with the Election Statements as follows:

(i)    Cash Election Shares, Proposed Dissenting Shares and Mixed Cash Shares More Than Total Cash Amount. If the aggregate cash amount that would be paid upon the conversion in the Merger of the Cash Election Shares, Proposed Dissenting Shares and the Mixed Cash Shares is greater than the Total Cash Amount, then:

(1)    all Mixed Stock Shares, Stock Election Shares and No Election Shares shall be converted into the right to receive the Per Share Stock Consideration;

(2)    all Proposed Dissenting Shares shall be deemed, for the purposes of this Section 2.1(e)(i), to be converted into the right to receive the Per Share Cash Consideration;

(3)    the Exchange Agent shall then select from among the Cash Election Shares, by a pro rata selection process, a sufficient number of shares (“Stock Designated Shares”) such that the aggregate cash amount that will be paid in the Merger equals as closely as practicable the Total Cash Amount, and all Stock Designated Shares shall be converted into the right to receive the Per Share Stock Consideration; and

(4)    the Cash Election Shares that are not Stock Designated Shares and all Mixed Cash Shares will be converted into the right to receive the Per Share Cash Consideration.

(ii)    Cash Election Shares, Proposed Dissenting Shares and Mixed Cash Shares Less Than Total Cash Amount. If the aggregate cash amount that would be paid upon conversion in the Merger of the Cash Election Shares, Proposed Dissenting Shares and the Mixed Cash Shares is less than the Total Cash Amount, then:

(1)    all Cash Election Shares and Mixed Cash Shares shall be converted into the right to receive the Per Share Cash Consideration;

(2)    all Proposed Dissenting Shares shall be deemed, for the purposes of this Section 2.2(e)(ii), to be converted into the right to receive the Per Share Cash Consideration;

(3)    the Exchange Agent shall then select first from among the No Election Shares and then (if necessary) from among the Stock Election Shares, by a pro rata selection process, a sufficient number of shares (“Cash Designated Shares”) such that the aggregate cash amount that will be paid in the Merger equals as closely as practicable the Total Cash Amount, and all Cash Designated Shares shall be converted into the right to receive the Per Share Cash Consideration; and

(4)    the Stock Election Shares and the No Election Shares that are not Cash Designated Shares and all Mixed Stock Shares shall be converted into the right to receive the Per Share Stock Consideration.

(iii)    Cash Election Shares, Proposed Dissenting Shares and Mixed Cash Shares Equal to Total Cash Amount. If the aggregate cash amount that would be paid upon conversion in the Merger of the Cash Election Shares, Proposed Dissenting Shares and the Mixed Cash Shares is equal or nearly equal (as determined by the Exchange Agent) to the Total Cash Amount, then subparagraphs (i) and (ii) above shall not apply, and all Cash Election Shares and Mixed Cash Shares shall be converted into the right to receive the Per Share Cash Consideration, and all Stock Election Shares, Mixed Stock Shares and No Election Shares shall be converted into the right to receive the Per Share Stock Consideration, and all Proposed Dissenting Shares shall be converted in accordance with Section 1.4(f).

(f)    The pro rata selection process to be used by the Exchange Agent shall consist of such equitable proration processes consistent with the foregoing and as shall be determined in good faith by Purchaser and reasonably satisfactory to Company.

2.2    Delivery of Merger Consideration. At or prior to the Effective Time, Purchaser shall (a) authorize an exchange agent, which person shall be a bank or trust company selected by Purchaser and reasonably acceptable to Company (the “Exchange Agent”), pursuant to an agreement (the “Exchange Agent Agreement”) entered into at least ten (10) business days prior to the Effective Time, to deliver an aggregate number of shares of Purchaser Common Stock that is equal to the Total Stock Pool and an amount in cash which is equal to the Total Cash Pool and (b) deposit, or cause to be deposited with, the Exchange Agent, to the extent then determinable, any cash payable in lieu of fractional shares pursuant to Section 2.3(f) (the “Exchange Fund”).

2.3    Exchange Procedures for Exchangeable Shares.

(a)    As soon as reasonably practicable after the Effective Time, but in any event within five (5) business days thereafter, the Exchange Agent shall mail to (x) each holder of record of Certificate(s) or Book-Entry Shares which, immediately prior to the Effective Time, represented outstanding shares of Company Common Stock whose shares were converted into the right to receive the Merger Consideration pursuant to Section 1.4, and (y) each holder of record of Certificate(s) or Book-Entry Shares which, immediately prior to the Effective Time, represented Company Restricted Shares, Series B Preferred Stock or Class C Warrants that were converted (in the case of Series B Preferred Stock and Class C Warrants, at the election of the holders thereof) in accordance with the respective terms of such securities into the right to receive the Merger Consideration ((x) and (y) collectively, the “Exchanged Shares”), along with, in each case, any cash in lieu of fractional shares of

Purchaser Common Stock to be issued or paid in consideration therefor, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to Certificate(s) or Book-Entry Shares shall pass, only upon delivery of Certificate(s) (or affidavits of loss in lieu of such Certificate(s))) or Book-Entry Shares to the Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by the Exchange Agent Agreement (the “Letter of Transmittal”) and (ii) instructions for use in surrendering Certificate(s) or Book-Entry Shares in exchange for the applicable Merger Consideration, any cash in lieu of fractional shares of Purchaser Common Stock to be issued or paid in consideration therefor and any dividends or distributions to which such holder is entitled pursuant to Section 2.3(c).

(b)    Upon surrender to the Exchange Agent of its Certificate(s) or Book-Entry Shares, accompanied by a properly completed Letter of Transmittal, a holder of Exchanged Shares will be entitled to receive promptly after the Effective Time but in any event within ten (10) business days after such surrender, the applicable Merger Consideration and any cash in lieu of fractional shares of Purchaser Common Stock to be issued or paid in consideration therefor in respect of the Exchanged Shares represented by its Certificate(s) or Book-Entry Shares. Until so surrendered, each such Certificate or Book-Entry Shares shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the applicable Merger Consideration and any cash in lieu of fractional shares of Purchaser Common Stock to be issued or paid in consideration therefor upon surrender of such Certificate or Book-Entry Shares in accordance with, and any dividends or distributions to which such holder is entitled pursuant to, this Article II.

(c)    No dividends or other distributions with respect to Purchaser Common Stock shall be paid to the holder of any unsurrendered Certificate or Book-Entry Shares with respect to the shares of Purchaser Common Stock represented thereby, in each case unless and until the surrender of such Certificate or Book-Entry Share in accordance with this Article II. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such Certificate or Book-Entry Share in accordance with this Article II, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of Purchaser Common Stock represented by such Certificate or Book-Entry Share and paid prior to such surrender date, and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of Purchaser Common Stock represented by such Certificate or Book-Entry Shares with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the Purchaser Common Stock issuable with respect to such Certificate or Book-Entry Shares.

(d)    In the event of a transfer of ownership of a Certificate or Book-Entry Shares representing Exchanged Shares that are not registered in the stock transfer records of Company, the shares of Purchaser Common Stock and cash in lieu of fractional shares of Purchaser Common Stock comprising the Merger Consideration shall be issued or paid in exchange therefor to a person other than the person in whose name the Certificate or Book-Entry Shares so surrendered is registered if the Certificate or Book-Entry Shares formerly representing such Exchanged Shares shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment or issuance shall pay any transfer or other similar taxes required by reason of the payment or issuance to a person other than the registered holder of the Certificate or Book-Entry Shares, or establish to the reasonable satisfaction of Purchaser that the tax has been paid or is not applicable. The Exchange Agent (or, subsequent to the earlier of (x) the one-year anniversary of the Effective Time and (y) the expiration or termination of the Exchange Agent Agreement, Purchaser or the Surviving Corporation) shall be entitled to deduct and withhold from any cash in lieu of fractional shares of Purchaser Common Stock otherwise payable pursuant to this Agreement to any holder of Exchanged Shares such amounts as the Exchange Agent, Purchaser or the Surviving Corporation, as the case may be, is required to deduct and withhold under the Code, or any provision of state, local or foreign tax law, with respect to the making of such payment. To the extent the amounts are so withheld by the Exchange Agent, Purchaser or the Surviving Corporation, as the case may be, and timely paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Exchanged Shares in respect of whom such deduction and withholding was made by the Exchange Agent or Purchaser, as the case may be.

(e)    After the Effective Time, there shall be no transfers on the stock transfer books of Company of the shares of Company Common Stock, Company Restricted Shares, Series B Preferred Stock whose holders have elected to convert such shares, Class C Warrants whose holders have exercised such warrants, that were issued and outstanding immediately prior to the Effective Time other than to settle transfers of such Company Common Stock or Company Restricted Shares, Series B Preferred Stock or Class C Warrants that occurred prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the applicable Merger Consideration and any cash in lieu of fractional shares of Purchaser Common Stock to be issued or paid in consideration therefor in accordance with the procedures set forth in this Article II.

(f)    Notwithstanding anything to the contrary contained in this Agreement, no fractional shares of Purchaser Common Stock shall be issued upon the surrender of Certificates or Book-Entry Shares for exchange, no dividend or distribution with respect to Purchaser Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a shareholder of Purchaser. In lieu of the issuance of any such fractional share, Purchaser shall pay to each former shareholder of Company who otherwise would be entitled to receive such fractional share an amount in cash (rounded to the nearest cent) determined by multiplying (i) Purchaser Average Closing Price by (ii) the fraction of a share (after taking into account all shares of Company Common Stock held by such holder at the Effective Time and rounded to the nearest thousandth when expressed in decimal form) of Purchaser Common Stock to which such holder would otherwise be entitled to receive pursuant to Section 1.4.

(g)    Any portion of the Exchange Fund that remains unclaimed by the shareholders of Company as of the one (1) year anniversary of the Effective Time will be transferred to Purchaser. In such event, any former shareholders of Company who have not theretofore complied with this Article II shall thereafter look only to Purchaser with respect to the Merger Consideration, any cash in lieu of any fractional shares, and any unpaid dividends and distributions on the Purchaser Common Stock deliverable in respect of each Exchangeable Share such shareholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Purchaser, the Surviving Corporation, the Exchange Agent or any other person shall be liable to any former holder of shares of Company Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

(h)    In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Purchaser or the Exchange Agent, the posting by such person of a bond in such amount as Purchaser may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration deliverable in respect thereof pursuant to this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF COMPANY

Except as (a) Previously Disclosed or (b) disclosed in any report, schedule, form or other document filed with, or furnished to, the SEC by Company prior to the date hereof and on or after the date on which Company filed with the SEC its Annual Report on Form 10-K for its fiscal year ended December 31, 2010 (but disregarding risk factor disclosures contained under the heading “Risk Factors,” or disclosure of risks set forth in any “forward-looking statements” disclaimer or any other statements that are similarly non-specific or cautionary, predictive or forward-looking in nature), Company hereby represents and warrants to Purchaser and Sub as follows:

3.1    Corporate Organization.

(a)    Organization. Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Oregon. Company has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company, is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956 (“BHC Act”).

(b)    Articles and Bylaws. True, complete and correct copies of the Restated Articles of Incorporation of Company, as amended (the “Company Articles”), and the Amended and Restated Bylaws of Company (the “Company Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by Company and made available to Purchaser.

(c)    Subsidiaries. Section 3.1(c) of the Company Disclosure Schedule sets forth a list of all Subsidiaries of the Company (which, for the avoidance of doubt, includes any Subsidiaries of such Subsidiaries) and a description of the business of each Subsidiary (or, in the case of a Subsidiary that the Company considers to be “inactive,” a statement to that effect and a description of the business previously conducted by such Subsidiary). Except as otherwise noted on Section 3.1(c) of the Company Disclosure Schedule, each Subsidiary of Company (i) is duly incorporated or duly formed, as applicable to each such Subsidiary, and validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company, is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. There are no restrictions on the ability of any Subsidiary of Company to pay dividends or distributions to Company, except, in the case of a Subsidiary that is a regulated entity, for restrictions on dividends or distributions generally applicable to all such regulated entities. As used in this Agreement, the term “Subsidiary” has the meaning ascribed to it in Section 2(d) of the BHC Act, except that when such term is used with respect to an entity that is not a bank holding company, the meaning shall nonetheless be deemed to apply to such entity. The deposit accounts of each of its Subsidiaries that is an insured depository institution are insured by the Federal Deposit Insurance Corporation (the “FDIC”) through the Deposit Insurance Fund to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or, to the Knowledge of Company, threatened. True, complete and correct copies of the articles of incorporation, bylaws and similar governing documents of each Subsidiary of Company as in full force and effect as of the date of this Agreement have been provided to Purchaser.

3.2    Capitalization.

(a)    The authorized capital stock of Company consists of 50,000,000 shares of common stock (the “Company Common Stock”), and 10,000,000 shares of preferred stock (the “Company Preferred Stock”) of which, as of the Company Capitalization Date, (i) 2,000,000 shares are designated as Mandatorily Convertible Cumulative Participating Preferred Stock, Series A, (ii) 600,000 shares are designated as Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (the “Series B Preferred Stock”), and (iii) 2,500,000 shares are designated as Series C Junior Participating Preferred Stock.

(i)    As of September 23, 2012 (the “Company Capitalization Date”), 19,315,394 shares of Company Common Stock were issued and outstanding (including Company Restricted Shares), and 121,328 shares of Series B Preferred Stock were issued and outstanding. As of the Company Capitalization Date, no shares of either Mandatorily Convertible Cumulative Participating Preferred Stock, Series A or Series C Junior Participating Preferred Stock were issued and outstanding.

(ii)    As of the Company Capitalization Date, no shares of Company Common Stock or Company Preferred Stock were reserved for issuance except for: (a) 240,000 shares of Series B Preferred Stock reserved for issuance upon exercise of Class C Warrants at a price of $100 per share; (b) 3,613,280 shares of Company Common Stock reserved for issuance upon conversion of the Series B Preferred Stock, including Series B Preferred Stock issuable upon exercise of the Class C Warrants; and (c) in connection with awards under the Company Stock Plans to purchase not more than 576,028 shares of Company Common Stock, of which 205,631 Company Stock Options were outstanding as of the Company Capitalization Date, 370,397 shares of Company Common Stock reserved for issuance pursuant to future awards under the Company Stock Plans.

Except as set forth on Section 3.2(a) of the Company Disclosure Schedule:

(iii)    All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which shareholders of Company may vote (“Voting Debt”) are issued or outstanding. The Board of Directors of Company has taken all action necessary to exempt this Agreement, the Merger and the transactions contemplated hereby from triggering the exercise of purchase rights under the Company’s Tax Benefit Preservation Plan dated October 23, 2009. As of the Company Capitalization Date, except pursuant to this Agreement, under the Company Stock Plans or the terms of the Company Preferred Stock, the Class C Warrants or the Company’s Tax Benefit Preservation Plan, Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of, any amount based on, any shares of Company Common Stock, Company Preferred Stock, Voting Debt or any other equity securities of Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock, Company Preferred Stock, Voting Debt or other equity securities of Company. As of the Company Capitalization Date, there are no contractual obligations of Company or any of its Subsidiaries (1) to repurchase, redeem or otherwise acquire any shares of capital stock of Company or any equity security of Company or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of Company or its Subsidiaries or (2) pursuant to which Company or any of its Subsidiaries is or could be required to register shares of Company capital stock or other securities under the Securities Act of 1933, as amended (the “Securities Act”). Except for the Company Support Agreements, there are no voting trusts or other agreements or understandings to which Company, any Subsidiary of Company or, to the Knowledge of Company, any of their respective officers or directors, is a party with respect to the voting of any Company Common Stock, Company Preferred Stock, Voting Debt or other equity securities of the Company. Section 3.2(a) of the Company Disclosure Schedule sets forth a true and complete list of all Company Stock Options, Company Restricted Shares, Company Preferred Stock and warrants outstanding as of the Company Capitalization Date, specifying on a holder-by-holder basis (solely to the Knowledge of Company with respect to Company Preferred Stock and warrants) (A) the name of such holder, (B) the number of shares subject to each such award, or the number of shares of Company Preferred Stock or warrants held by such holder, (C) as applicable, the grant date of each such award, (D) as applicable, the vesting schedule of each such award, and (E) the exercise price for each such Company Stock Option or warrant.

(b)    Other than awards under the Company Stock Plans that are outstanding as of the Company Capitalization Date and listed in Section 3.2(a) of the Company Disclosure Schedule, no other equity-based awards are outstanding as of the Company Capitalization Date. Since the Company Capitalization Date through the date hereof, Company has not (i) issued or repurchased any shares of Company Common Stock, Company Preferred Stock, Voting Debt or other equity securities of Company, other than in connection with the exercise of Company Stock Options or Class C Warrants or conversion of Company Preferred Stock or settlement of each in accordance with their terms that were outstanding on the Company Capitalization Date or (ii) issued or awarded any options, stock appreciation rights, restricted shares, restricted stock units, deferred equity units, awards based on the value of Company capital stock or any other equity-based awards. With respect to each grant of Company Stock Options and Company Restricted Shares, (1) each such grant was made in accordance with the terms of the applicable Company Stock Plan, the Exchange Act and all other applicable Laws and (2) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of Company and disclosed in the Company SEC Reports in accordance with the Exchange Act and all other applicable Laws. All Company Stock Options granted by Company or any of its Subsidiaries have been granted with a per share exercise or reference price at least equal to the fair market value of the underlying stock on the date the option or stock appreciation right was granted, within the meaning of Section 409A of the Code and associated Treasury Department guidance. From January 1, 2012 through the date of this Agreement, neither Company nor any of its Subsidiaries has (A) accelerated the vesting of or lapsing of restrictions with respect to any stock-based compensation awards or long-term incentive compensation awards, (B) with respect to executive officers of Company or its Subsidiaries, entered into or amended any employment, severance, change of control or similar agreement (including any agreement providing for the reimbursement of excise taxes under Section 4999 of the Code) or (C) adopted or amended any material Company Stock Plan other than the 2012 Omnibus Incentive Plan.

(c)    All of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of Company are owned by Company, directly or indirectly, free and clear of any material liens, pledges, charges, claims and security interests and similar encumbrances (“Liens”), and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Subsidiary of Company has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

3.3    Authority; No Violation.

(a)    Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly adopted and approved by the Board of Directors of Company by a unanimous vote thereof. The Board of Directors of Company has determined that the Merger, on the terms and conditions set forth in this Agreement, is in the best interests of Company and its shareholders and has directed that this Agreement and the transactions contemplated hereby be submitted to Company’s shareholders for approval at a duly held meeting of such shareholders and has adopted a resolution to the foregoing effect. Except for the approval of this Agreement and the transactions contemplated hereby by the affirmative vote of a majority of all the votes entitled to be cast by holders of outstanding Company Common Stock (the “Company Shareholder Approval”), and except as set forth in Section 3.3(a) of the Company Disclosure Schedule, no other corporate proceedings on the part of Company are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Company and (assuming due authorization, execution and delivery by Purchaser and Sub, as applicable) constitutes the valid and binding obligation of Company, enforceable against Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).

(b)    Neither the execution and delivery of this Agreement by Company, nor the consummation by Company of the transactions contemplated hereby, nor compliance by Company with any of the terms or provisions of this Agreement, will (i) violate any provision of the Company Articles or the Company Bylaws or (ii) assuming that the consents, approvals and filings referred to in Section 3.4 are duly obtained and/or made, (A) violate any law, statute, rule, regulation, judgment, order, injunction or decree issued, promulgated or entered into by or with any Governmental Entity (each, a “Law”) applicable to Company, any of its Subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, permit, agreement, by-law or other instrument or obligation to which Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii), any such violation, conflict, breach, default, termination, cancellation, acceleration or creation as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company.

3.4    Consents and Approvals. Except for (a) filings of applications and notices with, and receipt of consents, authorizations, approvals, exemptions or non-objections from, the Securities and Exchange Commission (“SEC”), the Nasdaq Stock Exchange (“Nasdaq”), state securities authorities and other industry self-regulatory organizations (each, an “SRO”), (b) the filing of any other required applications, filings or notices with the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Oregon Department of Consumer and Business Services, any foreign, federal or state banking, other regulatory, self-regulatory or enforcement authorities or any courts, administrative agencies or commissions or other governmental authorities or instrumentalities (each a “Governmental Entity”) and approval of or non-objection to such applications, filings and notices (taken together with the items listed in clause (i), the “Regulatory Approvals”), (c) the filing with the SEC of a proxy statement in definitive form relating to the meeting of Company’s shareholders to be held in connection with this Agreement and the transactions contemplated by this Agreement (the “Company Proxy Statement”), which shall also serve as the proxy statement relating to the meeting of Purchaser’s shareholders to be held in connection with this Agreement and the transactions contemplated by this Agreement (the “Purchaser Proxy Statement” and together with the Company Proxy Statement the “Joint Proxy Statement”) and of a registration statement on Form S-4 (or such other applicable form) (the “Form S-4”) in which the Joint Proxy Statement will be included as a prospectus, and declaration of effectiveness of the Form S-4 and the filing and effectiveness of the registration statement contemplated by Section 6.1, (d) the filing of the Washington Articles of Merger with the Washington Secretary and the Oregon Articles of Merger with the Oregon Secretary, and (e) such filings and approvals as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the shares of Purchaser Common Stock pursuant to this Agreement and approval of listing of such Purchaser Common Stock on the Nasdaq, no consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the consummation by Company of the Merger and the other transactions contemplated by this Agreement.

3.5    Reports.

(a)    Company and each of its Subsidiaries have timely filed all reports, registrations, statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2010 with (i) the Federal Reserve, (ii) the FDIC, (iii) the Oregon Department of Consumer and Business Services and any other state banking or other state regulatory authority, (iv) the SEC, (v) any foreign regulatory authority and (vi) any applicable industry SRO (collectively, “Regulatory Agencies”) and with each other applicable Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2010, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Regulatory Agency or other Governmental Entity, have paid all fees and assessments due and payable in connection therewith, and there are no material violations or exceptions in any such material report or statement that are unresolved as of the date hereof.

(b)    An accurate and complete copy of each final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Company or any of its Subsidiaries pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since December 31, 2010 (the “Company SEC Reports”) is publicly available. No such Company SEC Report, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading, except that information filed as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Company SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. As of the date of this Agreement, no executive officer of Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). As of the date hereof, there are no outstanding comments from or unresolved issues raised by the SEC with respect to any of the Company SEC Reports. None of Company’s Subsidiaries is required to file periodic reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act (other than Form 13F or 13H).

3.6    Financial Statements.

(a)    The financial statements of Company and its Subsidiaries included (or incorporated by reference) in the Company SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Company and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in shareholders’ equity and consolidated financial position of Company and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. As of the date hereof, the books and records of Company and its Subsidiaries have been maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. As of the date hereof, Deloitte & Touche LLP has not resigned (or informed Company that it intends to resign) or been dismissed as independent public accountants of Company as a result of or in connection with any disagreements with Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b)    Neither Company nor any of its Subsidiaries has incurred any material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable or otherwise and whether due or to become due), except for (i) those liabilities that are reflected or reserved against on the consolidated balance sheet of Company included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (including any notes thereto), (ii) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2011 which have either been Previously Disclosed or would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on Company and its Subsidiaries, taken as a whole, or (iii) in connection with this Agreement and the transactions contemplated hereby.

3.7    Broker’s Fees. Neither Company nor any of its Subsidiaries nor any of their respective officers, directors, employees or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement, other than to Sandler O’Neill + Partners, LP pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to Purchaser.

3.8    Absence of Changes. Since June 30, 2012, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Company. As used in this Agreement, the term “Material Adverse Effect “ means, with respect to any party, a material adverse effect on (a) the financial condition, results of operations or business of such party and its Subsidiaries taken as a whole; (provided, however, that, with respect to this clause (a), a “Material Adverse Effect” shall not be deemed to include effects arising out of, relating to or resulting from (A) changes after the date hereof in applicable GAAP or regulatory accounting requirements, (B) changes after the date hereof in laws, rules or regulations of general applicability to companies in the industries in which such party and its Subsidiaries operate, (C) changes after the date hereof in global, national or regional political conditions or general economic or market conditions (including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets) affecting other companies in the industries in which such party and its Subsidiaries operate, (D) changes after the date hereof in the credit markets, any downgrades in the credit markets, or adverse credit events resulting in deterioration in the credit markets generally and including changes to any previously correctly applied asset marks resulting therefrom, (E) a decline in the trading price of a party’s common stock or a failure, in and of itself, to meet earnings projections, but not, in either case, including any underlying causes thereof, (F) the public disclosure of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated hereby, (G) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism or (H) actions or omissions taken with the prior written consent of the other party or expressly required by this Agreement except, with respect to clauses (A), (B), (C), (D) and (G), to the extent that the effects of such change are materially disproportionately adverse to the financial condition, results of operations or business of such party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its Subsidiaries operate; or (b) the ability of such party to timely consummate the transactions contemplated by this Agreement.

3.9    Compliance with Applicable Law.

(a)    Company and each of its Subsidiaries hold, and have at all times since December 31, 2010 held, all licenses, franchises, permits and authorizations which are necessary for the lawful conduct of their respective businesses and ownership of their respective properties, rights and assets under and pursuant to applicable Law (and have paid all fees and assessments due and payable in connection therewith), except where the failure to hold such license, franchise, permit or authorization or to pay such fees or assessments would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company and, to the Knowledge of Company, no suspension or cancellation of any such necessary license, franchise, permit or authorization is threatened in writing. Company and each of its Subsidiaries have complied in all material respects with, and are not in default or violation in any material respect of, (i) any applicable Law, including all laws related to data protection or privacy, the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act and Regulation B, the Fair Housing Act, the Community Reinvestment Act, the Fair Credit Reporting Act, the Truth in Lending Act and Regulation Z, the Home Mortgage Disclosure Act, the Fair Debt Collection Practices Act, the Electronic Fund Transfer Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau, the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act and Regulation X, and any other Law relating to bank secrecy, discriminatory lending, financing or leasing practices, money laundering prevention, Sections 23A and 23B of the Federal Reserve Act, the Sarbanes-Oxley Act, and all Agency requirements relating to the origination, sale and servicing of mortgage and consumer loans, and (ii) any posted or internal privacy policies relating to data protection or privacy, including without limitation, the protection of personal information, and neither the Company nor any of its Subsidiaries knows of, or has received from a Governmental Entity since January 1, 2010, written notice of, any material defaults or material violations of any applicable Law relating to Company or any of its Subsidiaries.

(b)    Company and each of its Subsidiaries has properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable law, except where the failure to so administer such accounts would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on West Coast Trust Company, Inc. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on West Coast Trust Company, Inc., none of Company, any of its Subsidiaries, or any director, officer or employee of Company or of any of its Subsidiaries, has committed any breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

(c)    Except as Previously Disclosed, neither Company nor any of its Subsidiaries is subject to any cease-and-desist order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking with, or is subject to any capital directive by, or since January 1, 2010 has adopted any board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each a “Regulatory Agreement”), nor has Company or any Company Subsidiary been advised since January 1, 2010 and prior to the date hereof by any Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Regulatory Agreement. Company and each of its Subsidiaries are in compliance in all material respects with each Regulatory Agreement to which it is party or subject, and neither Company nor any of its Subsidiaries has received any notice from any Governmental Entity indicating that either Company or any of its Subsidiaries is not in compliance in all material respects with any such Regulatory Agreement.

(d)    Neither Company nor any of its Subsidiaries, nor, to the Knowledge of Company, any of their respective directors, officers, agents, employees or any other persons acting on their behalf, (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person while knowing or having a reasonable belief that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing an improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

3.10    State Takeover Laws. The Board of Directors of Company has taken all action necessary to exempt this Agreement, the Merger and the transactions contemplated hereby from all applicable Oregon state law anti-takeover provisions, if any, and any takeover-related provisions of the Company Articles, the Company Bylaws, West Coast Bank articles of incorporation or West Coast Bank bylaws, and such action is effective as of the date of this Agreement. No other “business combination,” “fair price,” “affiliate transaction,” “moratorium,” “control share,” “takeover” or “interested shareholder” law or other similar anti-takeover statue or regulation (collectively, the “Takeover Laws”) is applicable to this Agreement or the transactions contemplated hereby.

3.11    Employee Benefit Plans.

(a)    Section 3.11(a) of the Company Disclosure Schedule sets forth a true, complete and correct list of each material employee benefit plan, program, policy, practice, or other arrangement providing benefits to any current or former employee, officer or director of Company or any of its Subsidiaries or any beneficiary or dependent thereof that is sponsored or maintained by Company or any of its Subsidiaries or to which Company or any of its Subsidiaries contributes or is obligated to contribute, whether or not written, including, without limitation, any employee welfare benefit plan within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any equity purchase plan, option, equity bonus, phantom equity or other equity plan, profit sharing, bonus, retirement (including compensation, pension, health, medical or life insurance benefits), deferred compensation, excess benefit, incentive compensation, severance, change in control or termination pay, hospitalization or other medical or dental, life or other insurance (including any self-insured arrangements), supplemental unemployment, salary continuation, sick leave or other leave of absence benefits, short- or long-term disability, or vacation benefits plan or any other agreement or policy or other arrangement providing employee benefits, employment-related compensation, fringe benefits or other benefits (whether qualified or nonqualified, funded or unfunded) (whether or not listed in Section 3.11(a) of the Company Disclosure Schedule, each an “Employee Benefit Plan”).

(b)    With respect to each Employee Benefit Plan, Company has delivered or made available to Purchaser a true, correct and complete copy of: (i) each writing constituting a part of such Employee Benefit Plan, including, without limitation, all plan documents, employee communications, benefit schedules, formal or informal trust agreements, and insurance contracts and other funding vehicles; (ii) the most recent Annual Report (Form 5500 Series) and accompanying schedule, if any; (iii) all investment policy statements or guidelines, delegations and charters related to any Employee Benefit Plan; (iv) the current summary plan description and any material modifications thereto, if any; (v) the most recent annual financial report, if any; (vi) the most recent actuarial report, if any; and (vii) the most recent determination letter from the IRS, if any. Except as specifically provided in the foregoing documents delivered or made available to Purchaser, there are no amendments to any Employee Benefit Plan that have been adopted or approved nor has Company or any of its Subsidiaries undertaken to make any such amendments or to adopt or approve any new Employee Benefit Plan. No Employee Benefit Plan is maintained outside the jurisdiction of the United States, or covers any employee residing or working outside of the United States.

(c)    Each Employee Benefit Plan intended to qualify under Section 401(a) of the Code and each related trust intended to qualify under Section 501(a) of the Code either has received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such Employee Benefit Plan as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation for the most recent cycle applicable to such qualified plan pursuant to Revenue Procedure 2005-66 (as amended or otherwise revised by subsequent IRS guidance), any such letter has not been revoked (nor has revocation been threatened) and no fact or event has occurred since the date of such letter or letters from the IRS that could reasonably be expected to adversely affect the qualified status of any such Employee Benefit Plan or the exempt status of any such trust.

(d)    With respect to each Employee Benefit Plan, Company and its Subsidiaries have complied in all material respects, and are now in substantial compliance with all provisions of ERISA, the Code and all laws and regulations applicable to such Employee Benefit Plans and each Employee Benefit Plan has been administered in all material respects in accordance with its terms. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is not now, nor do any circumstances exist that could reasonably be expected to give rise to, any requirement for the posting of security with respect to any Employee Benefit Plan or the imposition of any lien on the assets of Company or any of its Subsidiaries under ERISA or the Code. None of the Company or any of its Subsidiaries has engaged in a transaction with respect to any applicable Employee Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any of its Subsidiaries to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material.

(e)    Except as would not reasonably be expected to have a Material Adverse Effect, all contributions required to be made to any Employee Benefit Plan by applicable law or regulation or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Employee Benefit Plan, for any period through the date hereof have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the financial statements. Each Employee Benefit Plan that is an employee welfare benefit plan under Section 3(1) of ERISA is either (i) funded through an insurance company contract and is not a “welfare benefit fund” with the meaning of Section 419 of the Code or (ii) unfunded.

(f)    (i) No Employee Benefit Plan is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (a “Multiemployer Plan”) or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a “Multiple Employer Plan”);

(ii) none of Company or its Subsidiaries nor any of their respective ERISA Affiliates has, at any time during the last six years, contributed to or been obligated to contribute to any Multiemployer Plan or Multiple Employer Plan; (iii) none of Company and its Subsidiaries nor any of their respective ERISA Affiliates has incurred any Withdrawal Liability that has not been satisfied in full; and (iv) no Employee Benefit Plan is subject to Title IV or Section 302 of ERISA. “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA.

(g)    Except as would not reasonably be expected to have a Material Adverse Effect, there does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a liability of Company or its Subsidiaries or any of their respective ERISA Affiliates following the Closing. Without limiting the generality of the foregoing, neither Company nor any of its Subsidiaries nor any of their respective ERISA Affiliates, has engaged in any transaction described in Section 4069 or Section 4204 or 4212 of ERISA. “Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA, (ii) under section 302 of ERISA, (iii) under sections 412 and 4971 of the Code, (iv) as a result of a failure to comply with the continuation coverage requirements of section 601 et seq. of ERISA and section 4980B of the Code, and (v) under corresponding or similar provisions of foreign laws or regulations.

(h)    Except as would not reasonably be expected to have a Material Adverse Effect, none of Company and its Subsidiaries has any liability for life, health, medical or other welfare benefits to former employees or beneficiaries or dependents thereof, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to Company and its Subsidiaries. Company and each of its Subsidiaries has reserved the right to amend, terminate or modify at any time all plans or arrangements providing for post-retirement welfare benefits.

(i)    Except as would not reasonably be expected to have a Material Adverse Effect, there are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted, or to the Knowledge of Company, no set of circumstances exists which may reasonably give rise to a claim or lawsuit against the Employee Benefit Plans, any fiduciaries thereof with respect to their duties to the Employee Benefit Plans or the assets of any of the trusts under any of the Employee Benefit Plans which could reasonably be expected to result in a material liability of Company or any of its Subsidiaries to the U.S. Department of the Treasury (the “Treasury Department”), the U.S. Department of Labor, any Multiemployer Plan, any Employee Benefit Plan or any participant in an Employee Benefit Plan. Neither Company nor any of its Subsidiaries has taken any action to take corrective action or make a filing under any voluntary correction program of the IRS, the U.S. Department of Labor or any other Governmental Entity with respect to any Employee Benefit Plan, and neither Company nor any of its Subsidiaries has any knowledge of any material plan defect that would qualify for correction under any such program.

(j)    Each Employee Benefit Plan that is or was a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code and associated Treasury Department guidance has (i) been operated between January 1, 2005 and December 31, 2008, in good faith compliance in all material respects with Section 409A of the Code and Notice 2005-01 and (ii) since January 1, 2009 (or such later date permitted under applicable guidance), been operated in compliance with, and is in documentary compliance with, in all material respects, Section 409A of the Code and IRS regulations and guidance thereunder. No compensation payable by Company or any of its Subsidiaries has been reportable as nonqualified deferred compensation in the gross income of any individual or entity, and subject to an additional tax, as a result of the operation of Section 409A of the Code and, except as set forth on Section 3.11(j) of the Company Disclosure Schedules, no arrangement exists with respect to a nonqualified deferred compensation plan that would result in income inclusion under Section 409A(b) of the Code.

(k)    Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, either alone or together with any other event or events, will (i) result in any payment (including, without limitation, severance, golden parachute, forgiveness of indebtedness or otherwise) becoming due under any Employee Benefit Plan, whether or not such payment is contingent, (ii) increase any payments or benefits otherwise payable under any Employee Benefit Plan, (iii) result in the acceleration of the time of payment, vesting or funding of any benefits including, but not limited to, the acceleration of the vesting and exercisability of any equity awards, whether or not contingent, (iv) result in any limitation on the right of Company or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any Employee Benefit Plan or related trust, or (v) require the funding of any trust or other funding vehicle. There is no agreement, contract or arrangement to which Company is a party that could, individually or collectively, result in the payment of any amount that would not be deductible by reason of Section 280G of the Code, as determined without regard to Section 280G(b)(4) of the Code. Except as set forth on Section 3.11(k) of the Company Disclosure Schedules, no Employee Benefit Plan provides for the gross-up or reimbursement of Taxes under Section 4999 or 409A of the Code, or otherwise.

(l)    Each individual who renders services to Company or any of its Subsidiaries who is classified by Company or such Subsidiary, as applicable, as having the status of an independent contractor or other non-employee status for any purpose (including for purposes of taxation and tax reporting and under Employee Benefit Plans) is properly so characterized.

3.12    Approvals. As of the date of this Agreement, Company knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

3.13    Opinion. The Board of Directors of Company has received the opinion of Sandler O’Neill + Partners, LP that, as of the date of such opinion, and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the holders of Company Common Stock in the Merger is fair, from a financial point of view, to such holders.

3.14    Company Information. The information relating to Company and its Subsidiaries that is provided by Company or its representatives for inclusion in the Joint Proxy Statement and Form S-4, or in any application, notification or other document filed with any other Regulatory Agency or other Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The portions of the Joint Proxy Statement relating to Company and its Subsidiaries and other portions within the reasonable control of Company and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

3.15    Legal Proceedings. There is no suit, action, investigation, claim, proceeding or review pending, or to the Knowledge of Company, threatened against or affecting it or any of its Subsidiaries or any of the current or former directors or executive officers of it or any of its Subsidiaries (and it is not aware of any basis for any such suit, action or proceeding) (i) that involves a Governmental Entity, or (ii) that, individually or in the aggregate, and, in either case, is (A) material to it and its Subsidiaries, taken as a whole, or is reasonably likely to result in a material restriction on its or any of its Subsidiaries’ businesses or, after the Effective Time, the business of Purchaser, Surviving Corporation or any of their affiliates, or (B) reasonably likely to materially prevent or delay it from performing its obligations under, or consummating the transactions contemplated by, this Agreement. There is no material injunction, order, award, judgment, settlement, decree or regulatory restriction imposed upon or entered into by Company, any of its Subsidiaries or the assets of it or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to Purchaser or any of its affiliates).

3.16    Material Contracts.

(a)    Except for those agreements and other documents filed as exhibits or incorporated by reference to Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 or filed or incorporated in any of its other Company SEC Reports filed since January 1, 2010 and prior to the date hereof or as Previously Disclosed, neither Company nor any of its Subsidiaries is a party to, bound by or subject to any agreement, contract, arrangement, commitment or understanding (whether written or oral) (each, whether or not filed with the SEC, a “Material Contract”): (i) that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K; (ii) that contains a non-compete or client or customer non-solicit requirement or any other provisions that materially restricts the conduct of, or the manner of conducting, any line of business of Company or any of its affiliates (or, upon consummation of the Merger, of Purchaser or any of its affiliates); (iii) that obligates Company or any of its affiliates (or, upon consummation of the Merger, Purchaser or any of its affiliates) to conduct business with any third party on an exclusive or preferential basis; (iv) that requires referrals of business or requires Company or any of its affiliates to make available investment opportunities to any person on a priority or exclusive basis; (v) that relates to the incurrence of indebtedness by Company or any of its Subsidiaries (other than deposit liabilities, trade payables, federal funds purchased, advances and loans from the Federal Home Loan Bank and securities sold under agreements to repurchase, in each case incurred in the ordinary course of business consistent with past practice) including any sale and leaseback transactions, capitalized leases and other similar financing transactions; (vi) that grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of Company or any of its Subsidiaries; (vii) that limits the payment of dividends by Company or any of its Subsidiaries; (viii) that relates to a material joint venture, partnership, limited liability company agreement or other similar agreement or arrangement with any third party, or to the formation, creation or operation, management or control of any material partnership or joint venture with any third parties, except in each case that relate to merchant banking investments by the Company or its Subsidiaries in the ordinary course of business; (ix) that relates to an acquisition, divestiture, merger or similar transaction and which contains representations, covenants, indemnities or other obligations (including indemnification, “earn-out” or other contingent obligations) that are still in effect; (x) that provides for payments to be made by Company or any of its Subsidiaries upon a change in control thereof; (xi) that is a consulting agreement or data processing, software programming or licensing contract involving the payment of more than $200,000 per annum (other than any such contracts which are terminable by Company or any of its Subsidiaries on 60 days or less notice without any required payment or other conditions, other than the condition of notice); (xii) that grants to a person any right in Company Owned Intellectual Property or grants to Company or any of its Subsidiaries a license to Company Licensed Intellectual Property (excluding licenses to shrink-wrap or click-wrap software), in each case that involves the payment or more than $200,000 per annum or is material to the conduct of the businesses of the Company; (xiii) to which any affiliate, officer, director, employee or consultant of such party or any of its Subsidiaries is a party or beneficiary (except with respect to loans to, or deposit or asset management accounts of, directors, officers and employees entered into in the ordinary course of business and in accordance with all applicable regulatory requirements with respect to it); or (xiv) that is otherwise material to the Company or any Subsidiary of the Company or their financial condition or results of operations. Company has Previously Disclosed or made available to Purchaser prior to the date hereof true, correct and complete copies of each Material Contract.

(b)    (i) Each Material Contract is a valid and legally binding agreement of Company or one of its Subsidiaries, as applicable, and, to the Knowledge of Company, the counterparty or counterparties thereto, is enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception) and is in full force and effect, (ii) Company and each of its Subsidiaries has duly performed all material obligations required to be performed by it prior to the date hereof under each Material Contract, (iii) neither Company nor any of its Subsidiaries, and, to the Knowledge of Company, any counterparty or counterparties, is in breach of any provision of any Material Contract, and (iv) no event or condition exists that constitutes, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Company or any of its Subsidiaries under any such Material Contract or provide any party thereto with the right to terminate such Material Contract.

3.17    Environmental Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company, (a) Company and its Subsidiaries are in compliance, and have complied, with any federal, state or local law, regulation, order, decree, permit, authorization, common law or agency requirement relating to: (i) the protection or restoration of the environment, health and safety as it relates to hazardous substance exposure or natural resources; (ii) the handling, use, presence, disposal, release or threatened release of, or exposure to, any hazardous substance; or (iii) noise, odor, wetlands, indoor air, pollution, contamination or any injury to persons or property from exposure to any hazardous substance (collectively, “Environmental Laws”); (b) there are no proceedings, claims, actions, or, to the Knowledge of Company, investigations of any kind, pending, or threatened in writing, by any person, court, agency, or other Governmental Entity or any arbitral body, against Company or its Subsidiaries relating to liability under any Environmental Law and, to the Knowledge of Company, there is no reasonable basis for any such proceeding, claim, action or investigation; (c) there are no agreements, orders, judgments or decrees by or with any court, regulatory agency or other Governmental Entity, that impose any liabilities or obligations under or in respect of any Environmental Law; (d) to the Knowledge of Company, there are, and have been, no releases of hazardous substances or other environmental conditions at any property (currently or formerly owned, operated, or otherwise used by Company or any of its Subsidiaries) under circumstances which could reasonably be expected to result in liability to or claims against Company or its Subsidiaries relating to any Environmental Law; and (e) to the Knowledge of the Company, there are no reasonably anticipated future events, conditions, circumstances, practices, plans or legal requirements (in each case of the Company) that could reasonably be expected to give rise to obligations or liabilities under any Environmental Law. Except as Previously Disclosed, neither Company nor any of its Subsidiaries has conducted any environmental studies during the past five years with respect to any properties owned by it, leased by it, or securing any loans currently held by it. Notwithstanding any other representation or warranty in this Article III, the representations and warranties in this Section 3.17 constitute the sole representations and warranties of the Company relating to any Environmental Law.

3.18    Taxes. Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns (as defined below) required to be filed by any of them and all such filed Tax Returns are complete and accurate in all material respects; and (ii) have paid all material Taxes (as defined below) that are required to be paid or that Company or any of its Subsidiaries are obligated to withhold from amounts owing to any employee, creditor or third party, except with respect to matters contested in good faith and for which adequate reserves have been established and reflected on the financial statements of Company. None of the material Tax Returns or material matters, in each case pertaining to (i) income Taxes of Company or any of its Subsidiaries or (ii) state franchise taxes imposed with reference to the income, net income, assets, or capital stock of Company or any of its Subsidiaries are currently under any audit, suit, proceeding, examination or assessment by the U.S. Internal Revenue Service (“IRS”) or the relevant state, local or foreign Tax authority and neither Company nor any of its Subsidiaries has received written notice from any Tax authority that an audit, suit, proceeding, examination or assessment in respect of such Tax Returns or matters pertaining to Taxes are pending or threatened. No material deficiencies have been asserted or assessments made against Company or any of its Subsidiaries that have not been paid or resolved in full. No material claim has been made against Company or any of its Subsidiaries by any Tax authorities in a jurisdiction where Company or its Subsidiaries does not file Tax Returns that Company or its Subsidiaries is or may be subject to taxation by that jurisdiction. No material liens for Taxes exist with respect to any of the assets of Company or any of its Subsidiaries, except for liens for Taxes not yet due and payable. Neither Company nor any of its Subsidiaries has entered into any material closing agreements, private letter rulings, technical advice memoranda or similar agreement or rulings with any Tax authority, nor have any been issued by any Tax authority, in each case that have any continuing effect. Neither Company nor any of its Subsidiaries (A) has ever been a member of an affiliated, combined, consolidated or unitary Tax group for purposes of filing any Tax Return, other than, for purposes of filing, affiliated, combined, consolidated or unitary Tax Returns, a group of which Company was the common parent, (B) has any liability for a material amount of Taxes of any person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), or (C) is a party to or bound by any Tax sharing or allocation agreement or has any other current or potential contractual obligation to indemnify any other person with respect to Taxes. Neither Company nor any of its Subsidiaries has participated in any “listed transactions” within the meaning of Treasury Regulations Section 1.6011-4(b). Company has made available to Purchaser true and correct copies of the United States federal income Tax Returns filed by Company and its Subsidiaries for each of the fiscal years ended December 31, 2008, 2009 and 2010. None of Company or its Subsidiaries has been a “distributing corporation” or “controlled corporation” (i) in any distribution occurring during the last 30 months that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or foreign law) or (ii) in any distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) of which the Mergers are a part. As used in this Agreement, (i) the term “Tax” (including, with correlative meaning, the term “Taxes”) includes all United States federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, and (ii) the term “Tax Return” includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

3.19    Reorganization. Company has not taken or agreed to take any action, and is not aware of any fact or circumstance, that would prevent or impede, or could reasonably be expected to prevent or impede, the Mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

3.20    Intellectual Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company:

(a)    Each of Company and its Subsidiaries (A) solely owns (beneficially, and of record where applicable), free and clear of all Liens, other than Permitted Encumbrances and non-exclusive licenses entered into in the ordinary course of business, all right, title and interest in and to its respective Company Owned Intellectual Property, and (B) to the Knowledge of Company, has valid and sufficient rights and licenses to all of the Company Licensed Intellectual Property. The Company Owned Intellectual Property is subsisting and, to the Knowledge of Company, valid and enforceable.

(b)    To the Knowledge of Company, the operation of Company and each of its Subsidiary’s respective businesses as presently conducted does not infringe, dilute, misappropriate or otherwise violate the Intellectual Property rights of any third person, and no person has asserted in writing that Company or any of its Subsidiaries has materially infringed, diluted, misappropriated or otherwise violated any third person’s Intellectual Property rights. To the Knowledge of Company, no third person has infringed, diluted, misappropriated or otherwise violated any of Company’s or any of its Subsidiary’s rights in the Company Owned Intellectual Property in any material respect.

(c)    Company and each of its Subsidiaries has taken reasonable measures to protect (A) their rights in their respective Company Owned Intellectual Property and (B) the confidentiality of all Trade Secrets that are owned, used or held by Company or any of its Subsidiaries, and to the Knowledge of Company, such Trade Secrets have not been used, disclosed to or discovered by any person except pursuant to appropriate non-disclosure agreements which have not been breached. To the Knowledge of Company, no person has gained unauthorized access to Company’s or its Subsidiaries’ IT Assets since December 31, 2011.

(d)    Company’s and each of its Subsidiary’s respective IT Assets operate and perform substantially as required by Company and each of its Subsidiaries in connection with their respective businesses and have not materially malfunctioned or failed within the past two years. Company and each of its Subsidiaries has implemented reasonable backup, security and disaster recovery technology and procedures consistent with industry practices. Company and each of its Subsidiaries is compliant with all applicable laws, rules and regulations, and their own privacy policies and commitments to their respective customers, consumers and employees, concerning data protection and the privacy and security of personal data and the nonpublic personal information of their respective customers, consumers and employees.

(e)    For purposes of this Agreement,

(i)    “Intellectual Property” means any and all: (i) trademarks, service marks, brand names, collective marks, Internet domain names, logos, symbols, slogans, designs and other indicia of origin, together with all translations, adaptations, derivations and combinations thereof, all applications, registrations and renewals for the foregoing, and all goodwill associated therewith and symbolized thereby; (ii) patents and patentable inventions (whether or not reduced to practice), all improvements thereto, and all invention disclosures and applications therefor, together with all divisions, continuations, continuations-in-part, revisions, renewals, extensions, reexaminations and reissues in connection therewith; (iii) confidential proprietary business information, trade secrets and know-how, including processes, schematics, business and other methods, technologies, techniques, protocols, formulae, drawings, prototypes, models, designs, unpatentable discoveries and inventions (“Trade Secrets”); (iv) copyrights in published and unpublished works of authorship (including databases and other compilations of information), and all registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof; and (v) other intellectual property rights.

(ii)    “IT Assets” means, with respect to any person, the computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data, data communications lines, and all other information technology equipment, and all associated documentation owned by such person or such person’s Subsidiaries.

(iii)    “Company Licensed Intellectual Property” means the Intellectual Property owned by third persons that is used in or necessary for the operation of the respective businesses of Company and each of its Subsidiaries as presently conducted.

(iv)    “Company Owned Intellectual Property” means Intellectual Property owned or purported to be owned by Company or any of its Subsidiaries.

3.21    Properties. Company or one of its Subsidiaries (a) has good and insurable title to all the properties and assets reflected in the latest audited balance sheet included in such Company SEC Reports as being owned by Company or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “Company Owned Properties”), free and clear of all Liens of any nature whatsoever, except (i) statutory Liens securing payments not yet due, (ii) Liens for real property Taxes not yet due and payable, (iii) easements, rights of way, and other similar encumbrances that do not adversely affect the value or affect the use of the properties or assets subject thereto or affected thereby or otherwise impair business operations at such properties as bank facilities and (iv) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties (collectively, “Permitted Encumbrances”), and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Company SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof) (the “Company Leased Properties” and, collectively with the Company Owned Properties, the “Company Real Property”), free and clear of all Liens of any nature whatsoever, except for Permitted Encumbrances, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to the Knowledge of Company, the lessor. There are no pending or, to the Knowledge of Company, threatened (in writing) condemnation proceedings against the Company Real Property.

(a)    All buildings, structures, improvements and fixtures on the Company Real Property and the equipment located thereon are in all material respects in good operating condition and repair, ordinary wear and tear excepted, and conform in all material respects to all applicable laws, ordinances and regulations.

(b)    The buildings, driveways and all other structures and improvements upon the Company Owned Properties are all within the boundary lines of such property or have the benefit of valid easements and there are no encroachments thereon that would materially affect the use thereof. There are no outstanding requirements or recommendations by any insurance company that has issued a policy covering the Company Owned Properties, or by any board of fire underwriters or other body exercising similar functions, requiring or recommending any repairs or work to be done on any such property.

(c)    Except as Previously Disclosed, none of the Company Leased Properties is subject to any sublease, license or other agreement granting to any person or entity other than a Subsidiary of Company any right to the use, occupancy or enjoyment of such property or any portion thereof.

(d)    Company has delivered to Purchaser true, accurate and complete copies of each of the following to the extent in the possession or control of Company or its Subsidiaries and in any way related to any of the Company Real Property: (i) title commitments together with legible copies of all underlying exceptions, (ii) title policies, (iii) environmental reports, (iv) zoning reports and zoning letters, and (v) licenses and permits (collectively, the “Company Real Property Documents”).

3.22    Insurance. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company, (a) Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Company reasonably has determined to be prudent and consistent with industry practice, and Company and its Subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of Company and its Subsidiaries, Company or the relevant Subsidiary thereof is the sole beneficiary of such policies, and (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion.

3.23    Accounting and Internal Controls.

(a)    The records, systems, controls, data and information of Company and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Company or its Subsidiaries or accountants (including all means of access thereto and therefrom), except for any nonexclusive ownership and nondirect control that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 3.23(a). Company and its Subsidiaries have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Company has designed and implemented disclosure controls and procedures (within the meaning of Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information relating to Company and its Subsidiaries is made known to its management by others within those entities as appropriate to allow timely decisions regarding required disclosure and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act.

(b)    Company’s management has completed an assessment of the effectiveness of its internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2011, and such assessment concluded that such controls were effective. Company has Previously Disclosed, based on its most recent evaluation prior to the date hereof, to its auditors and the audit committee of its Board of Directors: (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal controls over financial reporting.

(c)    Since January 1, 2010, (A) neither Company nor any of its Subsidiaries nor, to the Knowledge of Company, any director, officer, auditor, accountant or representative of it or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or written claim regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or written claim that Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (B) no attorney representing Company or any of its Subsidiaries, whether or not employed by it or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by it or any of its officers or directors to its board of directors or any committee thereof or to any of its directors or officers.

3.24    Derivatives. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company, all swaps, caps, floors, option agreements, futures and forward contracts and other similar derivative transactions (each, a “Derivative Contract”), whether entered into for its own account, or for the account of one or more of its Subsidiaries or their respective customers, were entered into (i) in accordance with prudent business practices and all applicable laws, rules, regulations and regulatory policies and (ii) with counterparties believed to be financially responsible at the time; and each Derivative Contract constitutes the valid and legally binding obligation of it or one of its Subsidiaries, as the case may be, enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and are in full force and effect. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company, neither Company nor its Subsidiaries, nor to the Knowledge of Company any other party thereto, is in breach of any of its obligations under any Derivative Contract. The financial position of it and its Subsidiaries on a consolidated basis under or with respect to each such Derivative Contract has been reflected in its books and records and the books and records of such Subsidiaries, in each case in accordance with GAAP consistently applied.

3.25    Loan Matters.

(a)    Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company, each loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) in which the Company or any Subsidiary of Company is a creditor (collectively, “Loans”) currently outstanding (i) is evidenced by notes, agreements or other evidences of indebtedness that are in all material respects true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid Liens which have been perfected and (iii) to the Knowledge of Company, is a legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms in all material respects (subject to the Bankruptcy and Equity Exception). The notes or other credit or security documents with respect to each such outstanding Loan were in compliance in all material respects with all applicable laws at the time of origination or purchase by Company or its Subsidiaries.

(b)    Each outstanding Loan was solicited and originated, and is and has been administered and, where applicable, serviced, and the relevant Loan files are being maintained in accordance in all material respects with the relevant notes or other credit or security documents and Company’s written underwriting standards, in each case except for such exceptions as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company, and in all material respects with all applicable requirements of applicable law.

(c)    Except as Previously Disclosed, none of the agreements pursuant to which Company or any of its Subsidiaries has sold or is servicing (i) Loans or pools of Loans or (ii) participations in Loans or pools of Loans contains any obligation to repurchase such Loans or interests therein or to pursue any other form of recourse against Company or any of its Subsidiaries solely on account of a payment default by the obligor on any such Loan.

(d)    Company has Previously Disclosed to Purchaser all claims for repurchases by Company or any of its Subsidiaries of home mortgage loans that were sold to third parties by Company and its Subsidiaries that are outstanding or threatened (in writing), in each case, as of the date hereof.

(e)    Section 3.25(e) of the Company Disclosure Schedule sets forth a list of (i) each Loan that as of June 30, 2012 had an outstanding balance and/or unfunded commitment of $1,000,000 or more and that as of such date (A) was contractually past due 90 days or more in the payment of principal and/or interest, (B) was on non-accrual status, (C) was classified as “substandard,” “doubtful,” “loss,” “classified,” “criticized,” “credit risk assets,” “concerned loans,” “watch list,” “impaired” or “special mention” (or words of similar import) by Company, any of its Subsidiaries or any Governmental Entity (each, a “Special Mention Loan”), (D) as to which a reasonable doubt exists as to the timely future collectibility of principal and/or interest, whether or not interest is still accruing or the Loans are less than 90 days past due, (E) where the interest rate terms have been reduced and/or the maturity dates have been extended subsequent to the agreement under which the Loan was originally created due to concerns regarding the borrower’s ability to pay in accordance with such initial terms, (F) where a specific reserve allocation exists in connection therewith or (G) which is required to be accounted for as a troubled debt restructuring in accordance with ASC 310-40, and (ii) each asset of Company or any of its Subsidiaries that as of June 30, 2012 was classified as “other real estate owned,” “other repossessed assets” or as an asset to satisfy Loans, and the book value thereof as of such date. For each loan identified in accordance with the immediately preceding sentence, Section 3.25(e) of the Company Disclosure Schedule sets forth the outstanding balance, including accrued and unpaid interest, on each such Loan and the identity of the borrower thereunder as of June 30, 2012.

(f)    Section 3.25(f) of the Company Disclosure Schedule sets forth a list of all Loans as of the date of this Agreement by Company or any of its Subsidiaries to any directors, officers and principal shareholders (as such terms are defined in Regulation O of the Federal Reserve Board (12 C.F.R. Part 215)) of Company or any of its Subsidiaries. There are no employee, officer, director or other affiliate Loans on which the borrower is paying a rate other than that reflected in the note or other relevant credit or security agreement or on which the borrower is paying a rate which was not in compliance with Regulation O, and all such Loans are and were originated in compliance in all material respects with all applicable Laws.

(g)    Except as set forth in Section 3.25(g) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is now nor has it ever been since December 31, 2010 subject to any fine, suspension, settlement or other Contract or other administrative agreement or sanction by, or any reduction in any loan purchase commitment from, any Governmental Entity or Agency relating to the origination, sale or servicing of mortgage or consumer Loans.

(h)    Since December 31, 2008, each of the Company and each of its Subsidiaries has complied with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated by the Company or any of its Subsidiaries satisfied: (1) all applicable Laws with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, loan modification, loss mitigation or filing of claims in connection with such mortgage loans, including, to the extent applicable, all Laws relating to real estate settlement procedures, consumer credit protection, truth in lending Laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, in each case applicable as of the time of such origination, processing, underwriting or credit approval; (2) the responsibilities and obligations relating to such mortgage loans set forth in any Contract between the Company or any of its Subsidiaries and any Agency, loan investor or insurer; (3) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, loan investor or insurer, in each case applicable as of the time of such origination, processing, underwriting or credit approval; and (4) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each such mortgage loan; in each case applicable as of the time of such origination, processing, underwriting or credit approval, and in each case but for such exceptions as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company.

(i)    Since January 1, 2007, no loan investor representing greater than 30% of the purchased volume for any calendar year has indicated in writing to the Company or any of its Subsidiaries that it has terminated or intends to terminate its relationship with the Company or any of its Subsidiaries for poor performance, poor loan quality or concern with respect to the Company’s or any of its Subsidiaries’ compliance with laws.

(j)    Since December 31, 2008, the Company and its Subsidiaries have not engaged in, and, to the Knowledge of the Company, no third-party vendors (including outside law firms and other third-party foreclosure services providers, collectively, the “Mortgage Vendors”) used by the Company or by any of its Subsidiaries has engaged in, directly or indirectly, (1) any foreclosures in material violation of any applicable Law, including but not limited to the Servicemembers Civil Relief Act, or in material breach of any binding Regulatory Agreement or (2) the conduct referred to as “robo-signing” or any other similar conduct of approving or notarizing documents relating to mortgage loans that do not comply with any applicable Law in all material respects.

(k)    Since December 31, 2008, Company has not foreclosed upon, or taken a deed or title to, any real estate (other than single-family residential properties) without complying in all material respects with all applicable FDIC environmental due diligence standards (including FDIC Bulletin FIL-14-93, and update FIL-98-2006) or foreclosed upon, or taken a deed or title to, any such real estate if the environmental assessment indicates the liabilities under Environmental Laws are likely in excess of the asset’s value.

3.26    Community Reinvestment Act Compliance. Company and each of its Subsidiaries that is an insured depositary institution is in compliance in all material respects with the applicable provisions of the Community Reinvestment Act of 1977 and the regulations promulgated thereunder and has received a Community Reinvestment Act rating of “satisfactory” in its most recently completed exam, and Company has no knowledge of the existence of any fact or circumstance or set of facts or circumstances which would reasonably be expected to result in Company or any such Subsidiary having its current rating lowered.

3.27    Investment Securities. Each of Company and its Subsidiaries has good and valid title to all securities held by it (except securities sold under repurchase agreements or held in any fiduciary or agency capacity) free and clear of any Liens, except to the extent such securities are pledged in the ordinary course of business consistent with prudent business practices to secure obligations of Company or any of its Subsidiaries and except for such defects in title or Liens that would not be material to Company and its Subsidiaries. Such securities are valued on the books of Company and its Subsidiaries in accordance with GAAP.

3.28    Related Party Transactions. Except for Loans set forth in Section 3.25(f) of the Company Disclosure Schedule, for ordinary course bank deposit, trust and asset management services on arms’ length terms, and “compensation” as defined in Item 402 of the SEC’s Regulation S-K, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between Company or any of its Subsidiaries, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of Company or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) 5% or more of the Company Common Stock (or any of such person’s immediate family members or Affiliates) (other than Subsidiaries of Company) on the other hand.

3.29    Labor. Neither Company nor any of its Subsidiaries is, nor at any time since January 1, 2010 was, a party to or bound by any labor or collective bargaining agreement and to the Knowledge of Company, there are no organizational campaigns, petitions or other activities or proceedings of any labor union, workers’ council or labor organization seeking recognition of a collective bargaining unit with respect to, or otherwise attempting to represent, any of the employees of Company or any of its Subsidiaries or compel Company or any of its Subsidiaries to bargain with any such labor union, workers’ council or labor organization. There are no material labor related controversies, strikes, slowdowns, walkouts or other work stoppages pending or, to the Knowledge of Company, threatened (in writing) and neither Company nor any of its Subsidiaries has experienced any such labor related controversy, strike, slowdown, walkout or other work stoppage since January 1, 2010. Neither Company nor any of its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. Each of Company and its Subsidiaries is in material compliance with all applicable laws relating to labor, employment, termination of employment or similar matters, including but not limited to laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and has not engaged in any material unfair labor practices or similar material prohibited practices. Except as Previously Disclosed or as would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect on Company, there are no complaints, lawsuits, arbitrations, administrative proceedings, or other proceedings of any nature pending or, to the Knowledge of Company, threatened against Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employee, any person alleging to be a current or former employee, any class of the foregoing, or any Governmental Entity, relating to any such law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship. Company has made available to Purchaser prior to the date of this Agreement a copy of all material written policies and procedures related to Company’s and its Subsidiaries’ employees and a written description of all material unwritten policies and procedures related to Company’s and its Subsidiaries’ employees.

3.30    No Additional Representations.

(a) Except for the representations and warranties made by Company in this Article III, neither Company nor any other person makes any express or implied representation or warranty with respect to Company, its Subsidiaries, or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, and Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither Company nor any other person makes or has made any representation or warranty to Purchaser, Sub or any of its or their affiliates or representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to Company, any of its Subsidiaries or their respective businesses or (ii) except for the representations and warranties made by Company in this Article III, any oral or written information presented to Purchaser, Sub or any of its affiliates or representatives in the course of their due diligence investigation of Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b)    Notwithstanding anything contained in this Agreement to the contrary, Company acknowledges and agrees that none of Purchaser, Sub or any other person has made or is making any representations or warranties relating to Purchaser or Sub whatsoever, express or implied, beyond those expressly given by Purchaser and Sub in Article IV hereof, including any implied representation or warranty as to the accuracy or completeness of any information regarding Purchaser or Sub furnished or made available to Company or any of its representatives. Without limiting the generality of the foregoing, Company acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Company or any of its representatives.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Except as (i) Previously Disclosed or (ii) disclosed in any report, schedule, form or other document filed with, or furnished to, the SEC by Purchaser prior to the date hereof and on or after the date on which Purchaser filed with the SEC its Annual Report on Form 10-K for its fiscal year ended December 31, 2011 (but disregarding risk factor disclosures contained under the heading “Risk Factors,” or disclosure of risks set forth in any “forward-looking statements” disclaimer or any other statements that are similarly non-specific or cautionary, predictive or forward-looking in nature), Purchaser and Sub, jointly and severally, hereby represent and warrant to Company as follows:

4.1    Corporate Organization.

(a)    Purchaser is a corporation duly incorporated and validly existing under the laws of the State of Washington. Columbia State Bank is a commercial bank duly formed and validly existing under the laws of the State of Washington. Each of Purchaser and Columbia State Bank has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, is and will be duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. Purchaser is duly registered as a bank holding company under the BHC Act.

(b)    True, complete and correct copies of the Amended and Restated Articles of Incorporation of Purchaser, as amended (the “Purchaser Articles”), and the Amended and Restated Bylaws of Purchaser (the “Purchaser Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by Purchaser and made available to Company.

(c)    Section 4.1(c) of the Purchaser Disclosure Schedule sets forth a list of all Subsidiaries of Purchaser (which, for the avoidance of doubt, includes any Subsidiaries of such Subsidiaries) and a description of the business of each Subsidiary (or, in the case of a Subsidiary that Purchaser considers to be “inactive,” a statement to that effect and a description of the business previously conducted by such Subsidiary). A true, accurate and complete list of Purchaser’s Significant Subsidiaries as of the date of this Agreement is included in Purchaser’s Annual Report on Form 10-K for its fiscal year ended December 31, 2011. Each “Significant Subsidiary” (as defined in Rule 1-02 of Regulation S-X promulgated under the Exchange Act) of Purchaser (i) is duly incorporated or duly formed, as applicable to each such Significant Subsidiary, and validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. There are no restrictions on the ability of any Subsidiary of Purchaser to pay dividends or distributions to Purchaser, except, in the case of a Subsidiary that is a regulated entity, for restrictions on dividends or distributions generally applicable to all such regulated entities. The deposit accounts of each of Purchaser’s Subsidiaries that is an insured depository institution are insured by the FDIC through the Deposit Insurance Fund to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or, to the Knowledge of Purchaser, threatened. True, complete and correct copies of the articles of incorporation, bylaws and similar governing documents of each Significant Subsidiary of Purchaser as in full force and effect as of the date of this Agreement have been made available to Company.

4.2    Capitalization.

(a)    The authorized capital stock of Purchaser consists of (i) 63,032,681 shares of common stock, with no par value per share (the “Purchaser Common Stock”), of which, as of September 23, 2012 (the “Purchaser Capitalization Date”), 39,668,890 were issued and outstanding, and (ii) 2,000,000 shares of preferred stock, no par value per share (“Purchaser Preferred Stock”), of which, as of the Purchaser Capitalization Date, 76,898 were designated Fixed Rate Cumulative Perpetual Preferred Stock, Series A, none of which were issued or outstanding as of the Purchaser Capitalization Date. As of the Purchaser Capitalization Date, 64,396 shares of Purchaser

Common Stock were authorized for issuance upon exercise of options issued pursuant to employee and director stock plans of Purchaser or a Subsidiary of Purchaser in effect as of the date of this Agreement (the “Purchaser Stock Plans”). All of the issued and outstanding shares of Purchaser Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, no Voting Debt of Purchaser is issued or outstanding. As of the Purchaser Capitalization Date, except pursuant to this Agreement, Purchaser does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of Purchaser Common Stock, Purchaser Preferred Stock, Voting Debt of Purchaser or any other equity securities of Purchaser or any securities representing the right to purchase or otherwise receive any shares of Purchaser Common Stock, Purchaser Preferred Stock, Voting Debt of Purchaser or other equity securities of Purchaser. As of the Purchaser Capitalization Date, there are no contractual obligations of Purchaser or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of Purchaser or any equity security of Purchaser or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of Purchaser or its Subsidiaries or (ii) pursuant to which Purchaser or any of its Subsidiaries is or could be required to register shares of Purchaser capital stock or other securities under the Securities Act. There are no voting trusts or other agreements or understandings to which Purchaser, any Subsidiary of Purchaser or, to the Knowledge of Purchaser, any of their respective officers or directors, is a party with respect to the voting of any Purchaser Common Stock, Purchaser Preferred Stock, Voting Debt or other equity securities of Purchaser. The shares of Purchaser Common Stock to be issued pursuant to the Merger will be duly authorized and validly issued and, at the Effective Time, all such shares will be fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

(b)    Other than awards under the Purchaser Stock Plans that are outstanding as of the Purchaser Capitalization Date, no other equity-based awards are outstanding as of the Purchaser Capitalization Date. Since the Purchaser Capitalization Date through the date hereof, Purchaser has not issued or repurchased any shares of Purchaser Common Stock, Purchaser Preferred Stock, Voting Debt or other equity securities of Purchaser, other than in connection with the exercise of Purchaser Stock Options or settlement in accordance with their terms of the Purchaser Stock Plans that were outstanding on the Purchaser Capitalization Date. With respect to each grant of options to purchase Purchaser Common Stock, (i) each such grant was made in accordance with the terms of the applicable Purchaser Stock Plan, the Exchange Act and all other applicable Laws and (ii) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of Purchaser and disclosed in the Purchaser SEC Reports in accordance with the Exchange Act and all other applicable Laws. All options to purchase Purchaser Common Stock granted by Purchaser or any of its Subsidiaries have been granted with a per share exercise or reference price at least equal to the fair market value of the underlying stock on the date the option or stock appreciation right was granted, within the meaning of Section 409A of the Code and associated Treasury Department guidance.

(c)    All of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of Purchaser are owned by Purchaser, directly or indirectly, free and clear of any material Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (except for shares of Columbia State Bank, which are assessable pursuant to Section 30.44.020 of the Revised Code of Washington) and free of preemptive rights. No Significant Subsidiary of Purchaser nor Sub has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary. Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have incurred no liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated by this Agreement, including the Merger.

4.3    Authority; No Violation.

(a)    Each of Purchaser and Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly, validly and unanimously adopted and approved by the Board of Directors of Purchaser, and the Board of Directors of Purchaser has determined that the Merger, on the terms and conditions set forth in this Agreement, is advisable and in the best interests of Purchaser and its shareholders, and has directed that this Agreement and the transactions contemplated hereby be submitted to Purchaser’s shareholders for approval at a duly held meeting of such shareholders and has adopted a resolution to the foregoing effect. Except for the approval of this Agreement and the transactions contemplated hereby with respect to the issuance of Purchaser Common Stock in connection with the Merger pursuant to NASDAQ Listing Rule 5635 by the affirmative vote of a majority of the total votes cast in favor thereof (the “Purchaser Shareholder Approval”), no other corporate proceedings on the part of Purchaser are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and (assuming due authorization, execution and delivery by Company) constitutes the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b)    Neither the execution and delivery of this Agreement, nor the consummation by Purchaser and Sub, as applicable, of the transactions contemplated hereby, nor compliance with any of the terms or provisions of this Agreement, will (i) violate any provision of the articles of incorporation or bylaws of Purchaser, or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained and/or made, (A) violate any Law applicable to Purchaser, any of its Subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Purchaser or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, permit, agreement, by-law or other instrument or obligation to which Purchaser or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii), for any such violation, conflict, breach, default, termination, cancellation, acceleration or creation as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser.

4.4    Consents and Approvals. Except for (i) the Regulatory Approvals, (ii) the filing with the SEC of the Joint Proxy Statement and the filing and declaration of effectiveness of the Form S-4 and the filing and effectiveness of the registration statement contemplated by Section 6.1(b), (iii) the filing of the Oregon Articles of Merger pursuant to the OBCA and the Washington Articles of Merger with the WBCA, (iv) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of any applicable SRO, and the rules of the Nasdaq, and (v) such filings and approvals as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the shares of Purchaser Common Stock pursuant to this Agreement and approval of listing of such Purchaser Common Stock on the Nasdaq, no consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the consummation by Purchaser of the Merger and the other transactions contemplated by this Agreement. No consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the execution and delivery by Purchaser or Sub of this Agreement.

4.5    Reports.

(a)    Purchaser and each of its Subsidiaries have timely filed all reports, registration statements, proxy statements and other materials, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2010 with the Regulatory Agencies and each other applicable Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2010, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Regulatory Agency or other Governmental Entity, and have paid all fees and assessments due and payable in connection therewith, and there are no material violations or exceptions in any such material report or statement that are unresolved as of the date hereof.

(b)    An accurate and complete copy of each final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Purchaser pursuant to the Securities Act or the Exchange Act since December 31, 2010 and prior to the date of this Agreement (the “Purchaser SEC Reports”) is publicly available. No such Purchaser SEC Report, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading, except that information filed as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Purchaser SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. As of the date of this Agreement, no executive officer of Purchaser has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date hereof, there are no outstanding comments from or unresolved issues raised by the SEC with respect to any of the Purchaser SEC Reports. None of Purchaser’s Subsidiaries is required to file periodic reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act (other than Form 13F).

4.6    Financial Statements.

(a)    The financial statements of Purchaser and its Subsidiaries included (or incorporated by reference) in the Purchaser SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Purchaser and its Subsidiaries; (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in shareholders’ equity and consolidated financial position of Purchaser and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount); (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. As of the date hereof, the books and records of Purchaser and its Subsidiaries have been maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. As of the date hereof, Deloitte & Touche LLP has not resigned (or informed Purchaser that indicated it intends to resign) or been dismissed as independent public accountants of Purchaser as a result of or in connection with any disagreements with Purchaser on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b)    Neither Purchaser nor any of its Subsidiaries has incurred any material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable or otherwise and whether due or to become due), except for (i) those liabilities that are reflected or reserved against on the consolidated balance sheet of Purchaser included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (including any notes thereto), (ii) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2011 which have either been Previously Disclosed or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Purchaser and its Subsidiaries, taken as a whole or (iii) in connection with this Agreement and the transactions contemplated hereby.

4.7    Broker’s Fees. Neither Purchaser nor any of its Subsidiaries nor any of their respective officers or directors have employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement, other than to Keefe, Bruyette & Woods, Inc. pursuant to a letter agreement, and other than as previously disclosed to Company.

4.8    Absence of Changes. Since June 30, 2012, no event or events has occurred that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Purchaser.

4.9    Compliance with Applicable Law.

(a)    Purchaser and each of its Subsidiaries hold, and have at all times since December 31, 2010 held, all licenses, franchises, permits and authorizations which are necessary for the lawful conduct of their respective businesses and ownership of their respective properties, rights and assets under and pursuant to applicable Law (and have paid all fees and assessments due and payable in connection therewith), except where the failure to hold such license, franchise, permit or authorization or to pay such fees or assessments would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Purchaser and, to the Knowledge of Purchaser, no suspension or cancellation of any such necessary license, franchise, permit or authorization is threatened in writing. Purchaser and each of its Subsidiaries has complied in all material respects with, and are not in default or violation in any material respect of any, applicable Law relating to Purchaser or any of its Subsidiaries.

(b)    Except as Previously Disclosed, neither Purchaser nor any of its Subsidiaries is subject to any Regulatory Agreement. Purchaser and each of its Subsidiaries are in compliance in all material respects with each Regulatory Agreement to which it is party or subject, and neither Purchaser nor any of its Subsidiaries has received any notice from any Governmental Entity indicating that either Purchaser or any of its Subsidiaries is not in compliance in all material respects with any such Regulatory Agreement, nor has Purchaser or any of its Subsidiaries been advised since January 1, 2010 and prior to the date hereof by any Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Regulatory Agreement.

(c)    Neither Purchaser nor any of its Subsidiaries, nor, to the Knowledge of Purchaser, any of their respective directors, officers, agents, employees or any other persons acting on their behalf, (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person while knowing or having a reasonable belief that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing an improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

4.10    Employee Benefit Plans.

(a) Purchaser has made available to Company true and complete copies of each material employee benefit plan, program, policy, practice, or other arrangement providing benefits to any current or former employee, officer or director of Purchaser or any of its Subsidiaries or any beneficiary or dependent thereof that is sponsored or maintained by Purchaser or any of its Subsidiaries or to which Purchaser or any of its Subsidiaries contributes or is obligated to contribute, including without limitation any employee welfare benefit plan within the meaning of Section 3(1) of ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA), and any equity purchase plan, option, equity bonus, phantom equity or other equity plan, profit sharing, bonus, retirement (including compensation, pension, health, medical or life insurance benefits), deferred compensation, excess benefit, incentive compensation, severance, change in control or termination pay, hospitalization or other medical or dental, life or other insurance (including any self-insured arrangements, salary continuation, short- or long-term disability, or any other material agreement or policy or other arrangement providing employee benefits, employment-related compensation, fringe benefits or other benefits (whether qualified or nonqualified, funded or unfunded) (each, a “Purchaser Benefit Plan”).

(b)    Following the date hereof, Purchaser shall provide or make available to Company true and complete copies of the Purchaser Benefit Plans, related plan documents and such other employee benefit-related documents as may be reasonably requested by Company.

(c)    (i) Each of the Purchaser Benefit Plans has been operated and administered in all material respects with applicable Law, including ERISA, and the Code, (ii) each of the Purchaser Benefit Plans has been administered in all material respects in accordance with its terms; (iii) each of the Purchaser Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such Purchaser Benefit Plan as to its qualified status under the Code, any such letter has not been revoked (nor has revocation been threatened) and no fact or event has occurred since the date of such letter or letters from the IRS that could reasonably be expected to adversely affect the qualified status of any such Purchaser Benefit Plan or the exempt status of any such trust; (iv) no Purchaser Benefit Plan is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code; (v) no liability under Title IV of ERISA has been incurred by Purchaser, its Subsidiaries or any of their respective ERISA Affiliates that has not been satisfied in full, and no condition exists that presents a material risk to Purchaser, its Subsidiaries or any of their respective ERISA Affiliates of incurring a liability thereunder; (vi) no Purchaser Benefit Plan is a “multiemployer pension plan” (as such term is defined in Section 3(37) of ERISA) or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA; (vii) neither Purchaser nor its Subsidiaries has engaged in a transaction in connection with which the Purchaser or its Subsidiaries reasonably could be subject to either a material civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a material tax imposed pursuant to Section 4975 or 4976 of the Code; and (viii) there are no pending, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Purchaser Benefit Plans or any trusts related thereto which could reasonably be expected to result in any material liability of Purchaser or any of its Subsidiaries.

(d)    All contributions required to be made to any Purchaser Benefit Plan by applicable law or regulation or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Purchaser Benefit Plan, for any period through the date hereof have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the financial statements. Each Purchaser Benefit Plan that is an employee welfare benefit plan under Section 3(1) of ERISA is either (i) funded through an insurance company contract and is not a “welfare benefit fund” with the meaning of Section 419 of the Code or (ii) unfunded.

(e)    There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a liability of Purchaser or any of its ERISA Affiliates following the Closing. Without limiting the generality of the foregoing, neither Purchaser nor any of its ERISA Affiliates has engaged in any transaction described in Section 4069, Section 4204 or 4212 of ERISA.

(f)    None of Purchaser and its Subsidiaries have any liability for life, health, medical or other welfare benefits to former employees, beneficiaries or dependents thereof, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to Purchaser and its Subsidiaries.

(g)    Each Purchaser Benefit Plan that is or was a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code and associated Treasury Department guidance in all material respects has (i) been operated between January 1, 2005 and December 31, 2008, in good faith compliance with Section 409A of the Code and Notice 2005-01 and (ii) since January 1, 2009 (or such later date permitted under applicable guidance) been operated in compliance with, and is in documentary compliance with, in all material respects, Section 409A of the Code and IRS regulations and guidance thereunder. No compensation payable by Purchaser or any of its Subsidiaries has been reportable as nonqualified deferred compensation in the gross income of any individual or entity and subject to an additional tax, as a result of the operation of Section 409A of the Code, and no arrangement exists with respect to a nonqualified deferred compensation plan that would result in income inclusion under Section 409A(b) of the Code.

4.11    Approvals. As of the date of this Agreement, Purchaser knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

4.12    Purchaser Information. The information relating to Purchaser and its Subsidiaries that is provided by Purchaser or its representatives for inclusion in the Joint Proxy Statement and the Form S-4, or in any application, notification or other document filed with any other Regulatory Agency or other Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The portions of the Joint Proxy Statement relating to Purchaser and its Subsidiaries and other portions within the reasonable control of Purchaser and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. The Form S-4 will comply in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

4.13    Legal Proceedings. There is no suit, action, investigation, claim, proceeding or review pending, or to the Knowledge of Purchaser, threatened against or affecting it or any of its Subsidiaries or any of the current or former directors or executive officers of it or any of its Subsidiaries (and it is not aware of any basis for any such suit, action or proceeding) (i) that involves a Governmental Entity, or (ii) that, individually or in the aggregate, and, in either case, is (A) material to it and its Subsidiaries, taken as a whole, or is reasonably likely to result in a material restriction on its or any of its Subsidiaries’ businesses or, after the Effective Time, the business of Purchaser, Surviving Corporation or any of their affiliates, or (B) reasonably likely to materially prevent or delay it from performing its obligations under, or consummating the transactions contemplated by, this Agreement. There is no material injunction, order, award, judgment, settlement, decree or regulatory restriction imposed upon or entered into by Purchaser, any of its Subsidiaries or the assets of it or any of its Subsidiaries.

4.14    Material Contracts.

(a)    Except for those agreements and other documents filed as exhibits or incorporated by reference to Purchaser’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 or filed or incorporated in any of its other SEC Filings filed since January 1, 2010 and prior to the date hereof or as Previously Disclosed, neither Purchaser nor any of its Subsidiaries is a party to, bound by or subject to any agreement, contract, arrangement, commitment or understanding (whether written or oral) (i) that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K; (ii) to which any affiliate, officer, director, employee or consultant of such party or any of its Subsidiaries is a party or beneficiary (except with respect to loans to, or deposit or asset management accounts of, directors, officers and employees entered into in the ordinary course of business and in accordance with all applicable regulatory requirements with respect to it); or (iii) that is otherwise material to it or its financial condition or results of operations. Purchaser has Previously Disclosed or made available to Company prior to the date hereof true, correct and complete copies of each such contract.

(b)    (i) Each contract identified in Section 4.14(a) is a valid and legally binding agreement of Purchaser or one of its Subsidiaries, as applicable, and, to the Knowledge of Purchaser, the counterparty or counterparties thereto, is enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception) and is in full force and effect, (ii) Purchaser and each of its Subsidiaries has duly performed all material obligations required to be performed by it prior to the date hereof under each such contract, (iii) neither Purchaser nor any of its Subsidiaries, and, to the Knowledge of Purchaser, any counterparty or counterparties, is in breach of any provision of any such contract, and (iv) no event or condition exists that constitutes, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Purchaser or any of its Subsidiaries under any such contract or provide any party thereto with the right to terminate such contract.

4.15    Environmental Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, (a) Purchaser and its Subsidiaries are in compliance, and for the preceding three years have complied, with Environmental Laws; (b) there are no proceedings, claims, actions, or, to the Knowledge of Purchaser, investigations of any kind pending, or threatened in writing, by any person, court, agency, or other Governmental Entity or any arbitral body, against Purchaser or its Subsidiaries relating to liability under any Environmental Law and, to the Knowledge of Purchaser, there is no such proceeding, claim, action or investigation threatened in writing; (c) there are no agreements, orders, judgments or decrees by or with any court, regulatory agency or other Governmental Entity, that impose any liabilities or obligations under or in respect of any Environmental Law; and (d) to the Knowledge of Purchaser, there are, and have been, no releases of hazardous substances or other environmental conditions at any property (currently or formerly owned, operated, or otherwise used by Purchaser or any of its Subsidiaries) under circumstances which could reasonably be expected to result in liability to or claims against Purchaser or its Subsidiaries relating to any Environmental Law. Notwithstanding any other representation or warranty in this Article IV, the representations and warranties in this Section 4.15 constitute the sole representations and warranties of Purchaser relating to any Environmental Law.

4.16    Taxes. Purchaser and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all material respects; and (ii) have paid all material Taxes that are required to be paid or that Purchaser or any of its Subsidiaries are obligated to withhold from amounts owing to any employee, creditor or third party, except with respect to matters contested in good faith and for which adequate reserves have been established and reflected on the financial statements of Purchaser. None of the material Tax Returns or material matters, in each case pertaining to (i) income Taxes of Purchaser or any of its Subsidiaries or (ii) state franchise taxes imposed with reference to the income, net income, assets, or capital stock of Purchaser or any of its Subsidiaries are currently under any audit, suit, proceeding, examination or assessment by the IRS or the relevant state, local or foreign Tax authority and neither Purchaser nor any of its Subsidiaries has received written notice from any Tax authority that an audit, suit, proceeding, examination or assessment in respect of such Tax Returns or matters pertaining to Taxes are pending or threatened. No material deficiencies have been asserted or assessments made against Purchaser or any of its Subsidiaries that has not been paid or resolved in full. No material claim has been made against Purchaser or any of its Subsidiaries by any Tax authorities in a jurisdiction where Purchaser or its Subsidiaries does not file Tax Returns that Purchaser or its Subsidiaries is or may be subject to taxation by that jurisdiction. No material liens for Taxes exist with respect to any of the assets of Purchaser or any of its Subsidiaries, except for liens for Taxes not yet due and payable. Neither Purchaser nor any of its Subsidiaries has entered into any material closing agreements, private letter rulings, technical advice memoranda or similar agreement or rulings with any Tax authority, nor have any been issued by any Tax authority, in each case that have any continuing effect. Neither Purchaser nor any of its Subsidiaries (A) have ever been a member of an affiliated, combined, consolidated or unitary Tax group for purposes of filing any Tax Return other than, for purposes of filing affiliated, combined, consolidated or unitary Tax Returns, a group of which Purchaser was the common parent, (B) has any liability for a material amount of Taxes of any person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), or (C) is a party to or bound by any Tax sharing or allocation agreement or has any other current or potential contractual obligation to indemnify any other person with respect to Taxes.

Neither Purchaser nor any of its Subsidiaries has participated in any “listed transactions” within the meaning of Treasury Regulations Section 1.6011-4(b). Purchaser has made available to Company true and correct copies of the United States federal income Tax Returns filed by Purchaser and its Subsidiaries for each of the fiscal years ended December 31, 2008, 2009 and 2010. None of Purchaser or its Subsidiaries has been a “distributing corporation” or “controlled corporation” (i) in any distribution occurring during the last 30 months that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or foreign law) or (ii) in any distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) of which the Mergers are a part.

4.17    Reorganization. Purchaser has not taken or agreed to take any action, and is not aware of any fact or circumstance, that would prevent or impede, or could reasonably be expected to prevent or impede, the Mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

4.18    Properties. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, Purchaser or one of its Subsidiaries (a) has good and insurable title to all the properties and assets reflected in the latest audited balance sheet included in such Purchaser SEC Reports as being owned by Purchaser or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “Purchaser Owned Properties”), free and clear of all Liens of any nature whatsoever, except Permitted Encumbrances, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Purchaser SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof) (the “Purchaser Leased Properties” and, collectively with the Purchaser Owned Properties, the “Purchaser Real Property”), free and clear of all Liens of any nature whatsoever, except for Permitted Encumbrances, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to the Knowledge of Purchaser, the lessor. There are no pending or, to the Knowledge of Purchaser, threatened (in writing) condemnation proceedings against the Purchaser Real Property.

4.19    Insurance. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, (a) Purchaser and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Purchaser reasonably has determined to be prudent and consistent with industry practice, and Purchaser and its Subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of Purchaser and its Subsidiaries, Purchaser or the relevant Subsidiary thereof is the sole beneficiary of such policies, and (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion.

4.20    Accounting and Internal Controls.

(a)    The records, systems, controls, data and information of Purchaser and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Purchaser or its Subsidiaries or accountants (including all means of access thereto and therefrom), except for any nonexclusive ownership and nondirect control that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 4.20(a). Purchaser and its Subsidiaries have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Purchaser has designed and implemented disclosure controls and procedures (within the meaning of Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information relating to Purchaser and its Subsidiaries is made known to its management by others within those entities as appropriate to allow timely decisions regarding required disclosure and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act.

(b)    Purchaser’s management has completed an assessment of the effectiveness of its internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2011, and such assessment concluded that such controls were effective. Purchaser has Previously Disclosed, based on its most recent evaluation prior to the date hereof, to its auditors and the audit committee of its board of directors (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal controls over financial reporting.

(c)    Since January 1, 2010, (A) neither Purchaser nor any of its Subsidiaries nor, to the Knowledge of Purchaser, any director, officer, auditor, accountant or representative of it or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or written claim regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of Purchaser or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or written claim that Purchaser or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (B) no attorney representing Purchaser or any of its Subsidiaries, whether or not employed by it or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by it or any of its officers or directors to its board of directors or any committee thereof or to any of its directors or officers.

4.21    Derivatives. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, all Derivative Contracts, whether entered into for its own account, or for the account of one or more of its Subsidiaries or their respective customers, were entered into (i) in accordance with prudent business practices and all applicable laws, rules, regulations and regulatory policies and (ii) with counterparties believed to be financially responsible at the time; and each Derivative Contract constitutes the valid and legally binding obligation of it or one of its Subsidiaries, as the case may be, enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and are in full force and effect. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, neither Purchaser nor its Subsidiaries, nor to the Knowledge of Purchaser any other party thereto, is in breach of any of its obligations under any Derivative Contract. The financial position of it and its Subsidiaries on a consolidated basis under or with respect to each such Derivative Contracts has been reflected in its books and records and the books and records of such Subsidiaries, in each case in accordance with GAAP consistently applied.

4.22    Related Party Transactions. There are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between Purchaser or any of its Subsidiaries, on the one hand, and any current or former director or executive officer of Purchaser or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) 5% or more of the Purchaser Common Stock (or any of such person’s immediate family members or Affiliates) (other than Subsidiaries of Purchaser) on the other hand.

4.23    Labor. Neither Purchaser nor any of its Subsidiaries is, nor at any time since January 1, 2010 was, a party to or bound by any labor or collective bargaining agreement and to the Knowledge of Purchaser there are no organizational campaigns, petitions or other activities or proceedings of any labor union, workers’ council or labor organization seeking recognition of a collective bargaining unit with respect to, or otherwise attempting to represent, any of the employees of Purchaser or any of its Subsidiaries or compel Purchaser or any of its Subsidiaries to bargain with any such labor union, workers’ council or labor organization. There are no material labor related controversies, strikes, slowdowns, walkouts or other work stoppages pending or, to the Knowledge of Purchaser, threatened (in writing) and neither Purchaser nor any of its Subsidiaries has experienced any such labor related controversy, strike, slowdown, walkout or other work stoppage since January 1, 2010. Neither Purchaser nor any of its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. Each of Purchaser and its Subsidiaries are in substantial compliance with all applicable laws relating to labor, employment, termination of employment or similar matters, including but not limited to laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and has not engaged in any material unfair labor practices or similar material prohibited practices. Except as Previously Disclosed or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, there are no complaints, lawsuits, arbitrations, administrative proceedings, or other proceedings of any nature pending or, to the Knowledge of Purchaser, threatened against Purchaser or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employee, any person alleging to be a current or former employee, any class of the foregoing, or any Governmental Entity, relating to any such law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship. Purchaser has made available to Company prior to the date of this Agreement a copy of all material written policies and procedures related to Purchaser’s and its Subsidiaries’ employees and a written description of all material unwritten policies and procedures related to Purchaser’s and its Subsidiaries’ employees.

4.24    Financing. Purchaser has or will have available to it prior to the Closing Date all immediately available funds and shares of Purchaser Common Stock available for issuance necessary to satisfy all of its obligations hereunder and in connection with the Merger and the other transactions contemplated by this Agreement.

4.25    Loan Matters.

(a)    Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, each loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) in which the Purchaser or any Subsidiary of Purchaser is a creditor (collectively, “Purchaser Loans”) currently outstanding (i) is evidenced by notes, agreements or other evidences of indebtedness that are in all material respects true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid Liens which have been perfected and (iii) to the Knowledge of Purchaser, is a legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms in all material respects (subject to the Bankruptcy and Equity Exception). The notes or other credit or security documents with respect to each such outstanding Purchaser Loan were in compliance in all material respects with all applicable laws at the time of origination by Purchaser or its Subsidiaries.

(b)    Each outstanding Purchaser Loan was solicited and originated, and is and has been administered and, where applicable, serviced, and the relevant Purchaser Loan files are being maintained in accordance in all material respects with the relevant notes or other credit or security documents and Purchaser’s written underwriting standards, in each case except for such exceptions as would not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect on Purchaser, and in all material respects with all applicable requirements of applicable law.

(c)    Section 4.25(d) of the Purchaser Disclosure Schedule sets forth a list of all Purchaser Loans as of the date of this Agreement by Purchaser or any of its Subsidiaries to any directors, officers and principal shareholders (as such terms are defined in Regulation O of the Federal Reserve Board (12 C.F.R. Part 215)) of Purchaser or any of its Subsidiaries. There are no employee, officer, director or other affiliate Purchaser Loans on which the borrower is paying a rate other than that reflected in the note or other relevant credit or security agreement or on which the borrower is paying a rate which was not in compliance with Regulation O, and all such Purchaser Loans are and were originated in compliance in all material respects with all applicable Laws.

4.26    Community Reinvestment Act Compliance. Purchaser and each of its Subsidiaries that is an insured depositary institution is in compliance in all material respects with the applicable provisions of the Community Reinvestment Act of 1977 and the regulations promulgated thereunder and has received a Community

Reinvestment Act rating of “satisfactory” in its most recently completed exam. Purchaser has no knowledge of the existence of any fact or circumstance or set of facts or circumstances which would reasonably be expected to result in Company or any such Subsidiary having its current rating lowered.

4.27    No Additional Representations.

(a)    Except for the representations and warranties made by Purchaser and Sub in this Article IV, none of Purchaser, Sub or any other person makes any express or implied representation or warranty with respect to Purchaser, its Subsidiaries, Sub or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, and Purchaser and Sub hereby disclaim any such other representations or warranties. In particular, without limiting the foregoing disclaimer, none of Purchaser, Sub or any other person makes or has made any representation or warranty to Company or any of its affiliates or representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to Purchaser, any of its Subsidiaries or their respective businesses or (ii) except for the representations and warranties made by Purchaser and Sub in this Article IV, any oral or written information presented to Company or any of its affiliates or representatives in the course of their due diligence investigation of Purchaser, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b)    Notwithstanding anything contained in this Agreement to the contrary, Purchaser and Sub acknowledge and agree that neither Company nor any other person has made or is making any representations or warranties relating to Company whatsoever, express or implied, beyond those expressly given by Company in Article III hereof, including any implied representation or warranty as to the accuracy or completeness of any information regarding Company furnished or made available to Purchaser or any of its representatives. Without limiting the generality of the foregoing, Purchaser and Sub acknowledge that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Purchaser or any of its representatives.

ARTICLE V.

COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1    Conduct of Businesses Prior to the Effective Time. Except as Previously Disclosed, as expressly contemplated by or permitted by this Agreement, as required by applicable law, or with the prior written consent of the other party, during the period from the date of this Agreement to the Effective Time, (i) Company shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the ordinary course consistent with past practice in all material respects and (b) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships, and (ii) each of Company and Purchaser shall, and shall cause each of its respective Subsidiaries to, take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of either Company, Purchaser or Sub to obtain any necessary approvals of any Regulatory Agency or other Governmental Entity required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement or to consummate the transactions contemplated hereby.

5.2    Company Forbearances. During the period from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with Article VIII, except as Previously Disclosed, as expressly contemplated or permitted by this Agreement, or as required by applicable law, Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Purchaser (which shall not be unreasonably withheld):

(a)    (i) issue, sell or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize or propose the creation of, any additional shares of its capital stock, or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities or receive a cash payment based on the value of any shares of such capital stock, or (ii) permit any additional shares of its capital stock, or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities or receive a cash payment based on the value of any shares of such capital stock, to become subject to new grants, in each case except as permitted under Section 5.2(g) or as required under the terms of Series B Preferred Stock or Class C Warrants.

(b)    (i) Make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock (other than (A) ordinary quarterly dividends not to exceed 5 cents per share, subject to potential increase in subsequent quarters up to an amount based on a dividend payout ratio of 25% of quarterly earnings (of the applicable prior quarter), to the extent declared by the Board of Directors of the Company, (B) authorized dividends from its wholly owned Subsidiaries to it or another of its wholly owned Subsidiaries, or (C) required dividends on any Company Preferred Stock or securities of Company Subsidiaries) or (ii) directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of its stock (other than repurchases of common shares in the ordinary course of business to satisfy obligations under Employee Benefit Plans).

(c)    Amend the material terms of, waive any material rights under, terminate, knowingly violate the terms of or enter into (i) any Material Contract, Regulatory Agreement or other binding obligation that is material to Company and its Subsidiaries, taken as a whole, (ii) any material restriction on the ability of Company or its Subsidiaries to conduct its business as it is presently being conducted or (iii) any contract governing the terms of the Company Common Stock or rights associated therewith or any other outstanding capital stock or any outstanding instrument of indebtedness.

(d)    Sell, transfer, mortgage, encumber, license, let lapse, cancel, abandon or otherwise dispose of or discontinue any of its assets, deposits, business or properties, except for sales, transfers, mortgages, encumbrances, licenses, lapses, cancellations, abandonments or other dispositions or discontinuances in the ordinary course of business and in a transaction that, together with other such transactions, is not material to it and its Subsidiaries, taken as a whole.

(e)    Acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business) all or any portion of the assets, business, deposits or properties of any other entity except in the ordinary course of business and in a transaction that, together with other such transactions, is not material to it and its Subsidiaries, taken as a whole, and would not reasonably be expected to present a material risk that the Closing Date will be materially delayed or that the Requisite Regulatory Approvals will be more difficult to obtain.

(f)    Amend the Company Articles or the Company Bylaws, or similar governing documents of any of its Significant Subsidiaries.

(g)    Except as set forth in Section 5.2(g) of the Company Disclosure Schedule or as required under applicable law or the terms of any Employee Benefit Plan in effect as of the date hereof (i) increase in any manner the compensation or benefits of any of the current or former directors, officers, employees, consultants, independent contractors or other service providers of Company or its Subsidiaries, except for ordinary course merit-based increases in the base salary of employees (other than directors or executive officers of, or individuals who are party to an employment agreement or change of control agreement with, Company or its Subsidiaries) consistent with past practice, (ii) become a party to, establish, amend, alter a prior interpretation of in a manner that enhances rights or materially increases costs, commence participation in, terminate or commit itself to the adoption of any Employee Benefit Plan or plan that would be an Employee Benefit Plan if in effect as of the date hereof, other than de minimis amendments in the ordinary course of business consistent with past practice, (iii) grant, pay or increase (or commit to grant, pay or increase) any retention bonus, severance, retirement or termination pay, other than in connection with terminations of employment in the ordinary course of business consistent with past practice (iv) accelerate the payment or vesting of, or lapsing of restrictions with respect to, any stock-based compensation, long-term incentive compensation or any bonus or other incentive compensation, (v) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any Employee Benefit Plan, (vi) terminate the employment or services of any executive officer or employee who is party to a change in control agreement other than for cause, or (vii) hire any officer, employee, independent contractor or consultant, except in the ordinary course of business for non-executive officer positions for a base salary not in excess of $250,000.

(h)    Notwithstanding anything herein to the contrary, take, or omit to take, any action that would prevent or impede, or could reasonably be expected to prevent or impede, the Mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(i)    Incur or guarantee any indebtedness for borrowed money, other than in the ordinary course of business.

(j)    Enter into any new line of business or materially change its lending, investment, underwriting, risk and asset liability management and other banking and operating policies, except as required by law or requested by a Regulatory Agency.

(k)    Other than in consultation with Purchaser, make any material change to (i) its investment securities portfolio, derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or (ii) the manner in which the portfolio is classified or reported, except as required by law or requested by a Regulatory Agency.

(l)    Settle any action, suit, claim or proceeding against it or any of its Subsidiaries, except for an action, suit, claim or proceeding that is settled in an amount and for consideration not in excess of $250,000 and that would not (i) impose any material restriction on the business of it or its Subsidiaries or (ii) create adverse precedent for claims that are reasonably likely to be material to it or its Subsidiaries.

(m)    Other than as determined to be necessary or advisable by Company in the good faith exercise of its discretion based on changes in market conditions, alter materially its interest rate or pricing fee or fee pricing policies with respect to depository accounts of any of its Subsidiaries or waive any material fees with respect thereto.

(n)    Make any material changes in its policies and practices with respect to (i) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, Loans or (ii) its hedging practices and policies, in each case except as required by law or requested by a Regulatory Agency;

(o)    Enter into any securitizations of any Loans or create any special purpose funding or variable interest entity other than on behalf of clients.

(p)    Invest in any mortgage-backed or mortgage related securities which would be considered “high-risk” securities under applicable regulatory pronouncements.

(q)    (i) Except for Loans or commitments for Loans that have been approved by Company prior to the date of this Agreement, without prior consultation with Purchaser, make or acquire any Loan or issue a commitment (or renew or extend an existing commitment) for any Loan, that would result in total credit exposure to the applicable borrower (and its affiliates) in excess of (A) $5,000,000 (with respect to borrowers with an outstanding Loan from the Company or a Subsidiary of the Company as of the date hereof) or (B) $5,000,000 (with respect to all other borrowers), or (ii) without prior consultation with Purchaser, enter into agreements relating to, or consummate purchases or sales of, whole loans in excess of $5,000,000 in principal amount or purchase price.

(r)    Make application for the opening, relocation or closing of any, or open, relocate or close any, branch office, loan production office or other significant office or operations facility.

(s)    Except pursuant to arrangements or agreements in effect on the date of this Agreement which have been Previously Disclosed, pay, loan or advance any amount to, or sell, transfer or lease any properties, rights or assets (real, personal or mixed, tangible or intangible) to, or enter into any arrangement or agreement with, any of its officers or directors or any of their family members, or any affiliates or associates (as defined under the Exchange Act) of any of its officers or directors, other than Loans originated in the ordinary course of business and, in the case of any such arrangements or agreements relating to compensation, fringe benefits, severance or termination pay or related matters, only as otherwise permitted pursuant to this Section 5.2.

(t)    Make or change any material Tax elections, change or consent to any change in it or its Subsidiaries’ method of accounting for Tax purposes (except as required by applicable Tax law), take any material position on any material Tax Return filed on or after the date of this Agreement, settle or compromise any material Tax liability, claim or assessment, enter into any closing agreement, waive or extend any statute of limitations with respect to a material amount of Taxes, surrender any right to claim a refund for a material amount of Taxes, or file any material amended Tax Return, in each case except in the ordinary course of business or consistent with past practice.

(u)    Agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors in support of, any of the actions prohibited by this Section 5.2.

5.3    Purchaser Forbearances. Except as expressly permitted by this Agreement or with the prior written consent of Company (which shall not be unreasonably withheld), during the period from the date of this Agreement to the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, Purchaser shall not, and shall not permit any of its Subsidiaries to:

(a)    Amend the articles of incorporation or bylaws of Purchaser or similar governing documents of any of its Significant Subsidiaries in a manner that would materially and adversely affect the holders of Company Common Stock or that would materially impede Purchaser’s ability to consummate the transactions contemplated by this Agreement.

(b)    Notwithstanding anything herein to the contrary, take, or omit to take, any action that would prevent or impede, or could reasonably be expected to prevent or impede, the Mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(c)    Except as may be required by applicable law, regulation or policies imposed by any Governmental Entity, (i) take any action that would reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated by this Agreement, or (ii) take, or omit to take, any action that is reasonably likely to result in any of the conditions to the Merger set forth in Article VII not being satisfied.

(d)    Other than pursuant to the terms of the Purchaser Stock Plans in the ordinary course, (i) issue, sell or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize or propose the creation of, any additional shares of its capital stock, or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities or receive a cash payment based on the value of any shares of such capital stock, or (ii) permit any additional shares of its capital stock, or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities or receive a cash payment based on the value of any shares of such capital stock, to become subject to new grants.

(e)    Sell, transfer, mortgage, encumber, license, let lapse, cancel, abandon or otherwise dispose of or discontinue any of its material assets, deposits, business or properties, except for (i) branch closures or (ii) sales, transfers, mortgages, encumbrances, licenses, lapses, cancellations, abandonments or other dispositions or discontinuances in the ordinary course of business and in a transaction that, together with all other such transactions, is not material to it and its Subsidiaries, taken as a whole and would not reasonably be expected to present a material risk that the Closing Date will be materially delayed or that the Requisite Regulatory Approvals will be more difficult to obtain.

(f)    Acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business) all or any material portion of the assets, business, deposits or properties of any other entity except in the ordinary course of business and in a transaction that, together with all other such transactions, is not material to it and its Subsidiaries, taken as a whole, and would not reasonably be expected to present a material risk that the Closing Date will be materially delayed or that the Requisite Regulatory Approvals will be more difficult to obtain.

(g)    Materially change its lending, investment, underwriting, risk and asset liability management and other banking and operating policies, except as required by law or requested by a Regulatory Agency.

(h)    Settle any action, suit, claim or proceeding against it or any of its Subsidiaries that would impose any material restriction on the business of it or its Subsidiaries or create adverse precedent for claims that are reasonably likely to be material to it or its Subsidiaries.

(i)    Except pursuant to arrangements or agreements in effect on the date of this Agreement which have been Previously Disclosed, pay, loan or advance any amount to, or sell, transfer or lease any properties, rights or assets (real, personal or mixed, tangible or intangible) to, or enter into any arrangement or agreement (other than employment and compensation related arrangements) with, any of its officers or directors or any of their family members, or any affiliates or associates (as defined under the Exchange Act) of any of its officers or directors, other than Loans originated in the ordinary course of business.

(j)    With respect to it and its Significant Subsidiaries, adopt or enter into a plan of liquidation or dissolution;

(k)    Agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors in support of, any of the actions prohibited by this Section 5.3.

ARTICLE VI.

ADDITIONAL AGREEMENTS

6.1 Regulatory Matters.

(a)    Purchaser and Company shall promptly prepare and file with the SEC the Form S-4, in which the Joint Proxy Statement will be included as a prospectus. Each of Purchaser and Company shall use its reasonable best efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing, and each of Company and Purchaser shall thereafter mail or deliver the Joint Proxy Statement to its shareholders. Purchaser shall also use its reasonable best efforts to obtain all necessary state securities law or “blue sky” permits and approvals required to carry out the transactions contemplated by this Agreement, and Company shall furnish all information concerning Company and the holders of Company Common Stock as may be reasonably requested in connection with any such action.

(b)    The parties shall cooperate with each other and use their respective reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities that are necessary or advisable to consummate the transactions contemplated by this Agreement as soon as possible, and in any event no later than July 1, 2013, to the extent reasonably practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties or Governmental Entities. Company and Purchaser shall have the right to review in advance and, to the extent practicable, each will consult the other on, in each case subject to applicable laws, all the non-confidential information relating to Company or Purchaser (excluding any confidential financial information relating to individuals), as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement. Each party shall consult with the other in advance of any meeting or conference with any Governmental Entity in connection with the transactions contemplated by this Agreement and to the extent permitted by such Governmental Entity, give the other party and/or its counsel the opportunity to attend and participate in such meetings and conferences.

(c)    Each of Purchaser and Company shall, upon request, furnish to the other all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Joint Proxy Statement, the Form S-4 or any other statement, filing, notice or application made by or on behalf of Purchaser, Company or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. Each of Purchaser and Company agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in (i) the Form S-4 will, at the time the Form S-4 and each amendment or supplement thereto, if any, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Joint Proxy Statement and any amendment or supplement thereto will, at the date of mailing to shareholders and at the time of Company’s meeting of its shareholders to consider and vote upon approval of this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading. Each of Purchaser and Company further agrees that if it becomes aware that any information furnished by it would cause any of the statements in the Form S-4 or the Joint Proxy Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other party thereof and to take appropriate steps to correct the Form S-4 or the Joint Proxy Statement.

(d)    In furtherance and not in limitation of the foregoing, each of Purchaser and Company shall use its reasonable best efforts to (i) avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the Closing, and (ii) avoid or eliminate each and every impediment under any applicable law and resolve any questions or issues raised by any Governmental Entity so as to enable the Closing to occur as soon as possible, and in any event no later than July 1, 2013, including, without limitation, making expenditures and incurring costs, raising capital, divesting or otherwise disposing of businesses or assets of Purchaser, Company and their respective Subsidiaries, effecting the dissolution, internal merger or consolidation of Subsidiaries of Purchaser or the Company effective upon the Effective Time, or enhancing internal controls (including by increasing staffing levels and external hires).

(e)    Each of Purchaser and Company shall promptly advise the other upon receiving any communication from any Governmental Entity the consent or approval of which is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed.

6.2    Access to Information.

(a)    Upon reasonable notice and subject to applicable laws, Company shall, and shall cause each of its Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of Purchaser, reasonable access, during normal business hours during the period prior to the Effective Time or the termination of this Agreement in accordance with its terms, to all its properties, books, contracts, commitments, personnel and records, and, during such period, Company shall, and shall cause its Subsidiaries to, make available to Purchaser (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws or federal or state banking or insurance laws (other than reports or documents that Company is not permitted to disclose under applicable law), (ii) all other information concerning its business, properties and personnel as Purchaser may reasonably request and (iii) access to the necessary information (including the Company’s own good faith estimates as available and third-party reports, if any, commissioned by Company at Purchaser’s request) in order to prepare a good faith estimate of the potential impact of Sections 280G and 4999 of the Code with respect to amounts potentially payable to senior executives of Company in connection with the consummation of the transactions contemplated by this Agreement. Upon the reasonable request of Company, Purchaser shall furnish such reasonable information about it and its business as is relevant to Company and its shareholders in connection with the transactions contemplated by this Agreement, including such title reports and environmental reports pertaining to Company Real Property not previously made available to Purchaser. Neither Company nor Purchaser, nor any of their Subsidiaries shall be required to provide access to or to disclose information to the extent such access or disclosure would jeopardize the attorney-client privilege of such party or its Subsidiaries (after giving due consideration to the existence of any common interest, joint defense or similar agreement between the parties) or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b)    All nonpublic information and materials provided pursuant to this Agreement shall be subject to the provisions of the Confidentiality Agreement entered into between the parties dated April 23, 2012 (the “Confidentiality Agreement”).

(c)    No investigation by a party hereto or its representatives shall affect or be deemed to modify or waive any representations, warranties or covenants of the other party set forth in this Agreement.

6.3    Shareholder Approval.

(a)    The Board of Directors of Company has resolved to recommend to Company’s shareholders that they approve this Agreement (the “Company Board Recommendation”) and, subject to Sections 6.8(b)-(c) and 8.1(d), will submit to its shareholders this Agreement and any other matters required to be approved by its shareholders in order to carry out the intentions of this Agreement. Subject to Section 8.1(d), Company shall duly take, in accordance with applicable law and the Company Articles and Company Bylaws, all action necessary to call, give notice of, convene and hold a meeting of its shareholders, as promptly as reasonably practicable after the Form S-4 is declared effective under the Securities Act by the SEC, for the purpose of obtaining the Company Shareholder Approval (the “Company Shareholder Meeting”). Subject to Sections 6.8(b)-(c) and 8.1(d), the Board of Directors of Company will include in the Joint Proxy Statement the Company Board Recommendation and use all reasonable best efforts to obtain from its shareholders the Company Shareholder

Approval. Unless this Agreement is terminated in accordance with its terms, including pursuant to Section 8.1(d) hereof, nothing otherwise contained in this Agreement shall be deemed to relieve Company of its obligation to submit this Agreement to its shareholders for a vote.

(b)    The Board of Directors of Purchaser has resolved to recommend to Purchaser’s shareholders that they approve the issuance of Purchaser Common Stock in connection with the Merger for purposes of NASDAQ Listing Rule 5635 (the “Purchaser Board Recommendation”), and will submit to its shareholders the proposed issuance of Purchaser Common Stock and any other matters required to be approved by its shareholders in order to carry out the intentions of this Agreement. Purchaser shall duly take, in accordance with applicable law and the governing organization documents of Purchaser, all action necessary to call, give notice of, convene and hold a meeting of its shareholders, as promptly as reasonably practicable after the Form S-4 is declared effective under the Securities Act by the SEC, for the purpose of obtaining the Purchaser Shareholder Approval (the “Purchaser Shareholder Meeting”). The Board of Directors of Purchaser will include in the Joint Proxy Statement the Purchaser Board Recommendation and use all reasonable best efforts to obtain from its shareholders the Purchaser Shareholder Approval. Nothing contained in this Agreement shall be deemed to relieve Purchaser of its obligation to submit this Agreement to its shareholders to a vote.

(c)    Company and Purchaser shall cooperate to schedule and convene the Company Shareholder Meeting and the Purchaser Shareholder Meeting on the same date.

(d)    If on the date of the Company Shareholder Meeting, Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Company Shareholder Approval, Company shall adjourn the Company Shareholder Meeting until such date as shall be mutually agreed upon by Company and Purchaser, which date shall not be less than five (5) days nor more than 10 days after the date of adjournment, and subject to the terms and conditions of this Agreement shall continue to use all reasonable best efforts, together with its proxy solicitor, to assist in the solicitation of proxies from shareholders relating to the Company Shareholder Approval. Company shall only be required to adjourn or postpone the Company Shareholder Meeting one time pursuant to this Section 6.3(d).

(e)    If on the date of the Purchaser Shareholder Meeting, Purchaser has not received proxies representing a sufficient number of shares of Purchaser Common Stock to obtain the Purchaser Shareholder Approval, Purchaser shall adjourn the Purchaser Shareholder Meeting until such date as shall be mutually agreed upon by Company and Purchaser, which date shall not be less than five (5) days nor more than 10 days after the date of adjournment, and subject to the terms and conditions of this Agreement shall continue to use all reasonable best efforts, together with its proxy solicitor, to assist in the solicitation of proxies from shareholders relating to the Purchaser Shareholder Approval. Purchaser shall only be required to adjourn or postpone the Purchaser Shareholder Meeting one time pursuant to this Section 6.3(e).

6.4    Nasdaq Listing. Purchaser shall cause the shares of Purchaser Common Stock (including for the avoidance of doubt the shares of Purchaser Common Stock issuable upon exercise of the Class C Warrants or conversion of the Series B Preferred Stock) to be issued in the Merger to have been authorized for listing on the Nasdaq Stock Exchange, subject to official notice of issuance, prior to the Effective Time.

6.5    Employee Matters.

(a)    During the period commencing at the Effective Time and ending on the eighteen (18) month anniversary of the Effective Time, Purchaser shall, or shall cause the Surviving Corporation to, provide each employee who is actively employed by Company and its Subsidiaries on the Closing Date (each a “Continuing Employee”) while employed by Purchaser or any of its Subsidiaries following the Effective Time with: (i) base salary and bonus opportunities consistent with base salary and bonus opportunities provided to Purchaser employees who perform similar roles and have similar responsibilities; and (ii) employee benefits which, in the aggregate, are no less favorable than employee benefits provided by Purchaser to similarly situated employees of

Purchaser; provided, however, that until such time as Purchaser shall cause Continuing Employees to participate in the benefit plans of Purchaser, a Continuing Employees continued participation in the Employee Benefit Plans shall be deemed to satisfy the foregoing provision of this sentence (it being understood that participation in Purchaser benefit plans may commence at different times with respect to each Employee Benefit Plan). Accordingly, Company shall cooperate with Purchaser to ensure that from the Closing Date through the next open enrollment date for Purchaser’s group health, dental, vision and life insurance plans, the Continuing Employees shall continue to be covered by Company’s group health, dental, vision and life insurance plans; provided, however, that Company shall terminate, effective as of the Effective Time, its plans and programs with respect to long term care and health savings accounts. Without limiting the generality of the foregoing, Purchaser shall, or shall cause the Surviving Company to, maintain the severance policy of Company and its Subsidiaries applicable to Continuing Employees without amendment during the one-year period following the Effective Time (the “Company Severance Plan”) and provide each Continuing Employee who is not party to an individual employment or change of control agreement at the time of his or her termination of employment whose employment is terminated (other than under circumstances that constitute a termination for “cause”) with the severance payments and benefits to which the Continuing Employee would have been entitled under the Company Severance Plan immediately prior to the Effective Time, taking into account the Continuing Employee’s length of service with Company and its Subsidiaries as provided in Section 6.5(b).

(b)    Upon Continuing Employees’ enrollment in Purchaser’s employee benefit plans, such Continuing Employees will, consistent with the provisions of Section 6.5(a) above, become participants in all Purchaser’s employee benefit plans, practices, and policies on the same terms and conditions as similarly situated employees of Purchaser. Without limiting the generality of the foregoing, prior service credit for each of Continuing Employee’s service with Company, except as expressly provided otherwise herein, shall be given by Purchaser with respect to all Purchaser’s retirement plans, employee benefit plans, practices, and policies to the extent that such crediting of service does not result in duplication of benefits, but not for accrual of benefits under any defined benefit. If any Continuing Employee becomes eligible to participate in any Purchaser employee benefit plan, practice, or policy that provides medical, hospitalization or dental benefits, Purchaser shall (A) cause any pre-existing condition limitations or eligibility waiting periods under such Purchaser benefit plan to be waived with respect to such Continuing Employee and his or her covered dependents to the extent such limitation would have been waived or satisfied under the Employee Benefit Plan in which such Continuing Employee participated immediately prior to the Effective Time, and (B) recognize any health expenses incurred by such Continuing Employee and his or her covered dependents in the year that includes the Closing Date (or, if later, the year in which such Continuing Employee is first eligible to participate) for purposes of any applicable deductible and annual out-of-pocket expense requirements under any such Purchaser benefit plan.

(c)    From and after the Effective Time, subject to the requirements of applicable Law, Purchaser shall assume the employment and change in control arrangements of Continuing Employees who were employed with Company or its Subsidiaries as of the date of this Agreement and who continue such employment through the Effective Time; provided, that any changes that were made to such employment or change in control arrangements after July 31, 2012 shall have been discussed with and approved by Purchaser prior to their effectiveness.

(d)    If the Effective Time occurs after December 31, 2012 and prior to December 31, 2013, then Company shall pay each Continuing Employee who participates in an incentive compensation program maintained by Company or any of its Subsidiaries a prorated bonus relating to 2013 performance with performance deemed to have been achieved at target level immediately prior to the Closing Date.

(e)    Prior to the Closing Date, the Company’s Board of Directors (or the appropriate committee thereof) shall adopt resolutions and take such corporate action as is necessary to terminate the Company’s 401(k) plan (the “Company 401(k) Plan”) and to ensure that the account balances of the participants in the Company 401(k) Plan are fully vested upon such plan termination, in each case effective as of the day prior to the Closing Date. Following the Effective Time and as soon as practicable following receipt of a favorable determination letter from the IRS on the termination of the Company 401(k) Plan, the assets thereof shall be distributed to the participants, and Purchaser shall take the action necessary (including the amendment of Purchaser’s 401(k) Plan (the “Purchaser 401(k) Plan”)) to permit the Continuing Employees to roll over any eligible rollover distributions (within the meaning of Section 401(a)(31) of the Code, including of loans) in cash or notes (in the case of loans) in an amount equal to the full account balance distributed to such Continuing Employee from the Company 401(k) Plan to the Purchaser 401(k) Plan. Each Continuing Employee shall be eligible immediately as of the Effective Time to participate in the Purchaser 401(k) Plan.

(f)    Without limiting the generality of Section 9.10, the provisions of this Section 6.5 are solely for the benefit of the parties to this Agreement, and no current or former employee, independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement. In no event shall the terms of this Agreement be deemed to (i) establish, amend, or modify any Employee Benefit Plan, Purchaser Benefit Plan or any “employee benefit plan” as defined in Section 3(3) of ERISA, or any other benefit plan, program, agreement or arrangement maintained or sponsored by Purchaser, Company or any of their respective affiliates; (ii) alter or limit the ability of Purchaser or any of its Subsidiaries (including, after the Closing Date, the Surviving Corporation and its Subsidiaries) to amend, modify or terminate any Employee Benefit Plan, Purchaser Benefit Plan, employment agreement or any other benefit or employment plan, program, agreement or arrangement after the Closing Date; or (iii) confer upon any current or former employee, independent contractor or other service provider any right to employment or continued employment or continued service with Purchaser or any of its Subsidiaries (including, following the Closing Date, the Surviving Corporation and its Subsidiaries), or constitute or create an employment or other agreement with any employee, independent contractor or other service provider.

6.6    Indemnification; Directors’ and Officers’ Insurance.

(a)    From and after the Effective Time, each of Purchaser and the Surviving Corporation shall indemnify and hold harmless each present and former director and officer of Company and its Subsidiaries (in each case, when acting in such capacity) (collectively, the “Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, including the transactions contemplated by this Agreement, to the fullest extent permitted under applicable law; and Purchaser and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification.

(b)    Subject to the following sentence, for a period of six years following the Effective Time, Purchaser will provide director’s and officer’s liability insurance that serves to reimburse the present and former officers and directors of Company or any of its Subsidiaries (determined as of the Effective Time) (providing only for the Side A coverage for Indemnified Parties where the existing policies also include Side B coverage for Company) with respect to claims against such directors and officers arising from facts or events occurring before the Effective Time (including the transactions contemplated by this Agreement), which insurance will contain at least the same coverage and amounts, and contain terms and conditions no less advantageous to the Indemnified Party as that coverage currently provided by Company; provided that in no event shall Purchaser be required to expend, on an annual basis, an amount in excess of 150% of the aggregate annual premiums paid as of the date hereof by Company for any such insurance (the “Premium Cap”); provided, further, that if any such annual expense at any time would exceed the Premium Cap, then Purchaser will cause to be maintained policies of insurance which provide the maximum coverage available at an annual premium equal to the Premium Cap. Prior to the Effective Time and in lieu of the foregoing, Company will use reasonable best efforts to purchase a tail policy for directors’ and officers’ liability insurance on the terms described in the prior sentence and otherwise subject to the specification set forth on Exhibit 6.6(b) hereto and fully pay for such policy prior to the Effective Time.

(c)    Any Indemnified Party wishing to claim indemnification under Section 6.6(a), upon learning of any claim, action, suit, proceeding or investigation described above, will promptly notify Purchaser; provided that failure to so notify will not affect the obligations of Purchaser under Section 6.6(a) unless and to the extent that Purchaser is actually and materially prejudiced as a consequence.

(d)    If Purchaser or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each case, Purchaser will cause proper provision to be made so that the successors and assigns of Purchaser will assume the obligations set forth in this Section 6.6.

6.7    Exemption from Liability Under Rule 16(b)-3. Prior to the Effective Time, Purchaser and Company shall each take all such steps as may be necessary or appropriate to cause any disposition of shares of Company Common Stock or conversion of any derivative securities in respect of such shares of Company Common Stock in connection with the consummation of the transactions contemplated by this Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act.

6.8    No Solicitation.

(a)    Company agrees that it will not, and will cause its Subsidiaries and its Subsidiaries’ officers, directors, agents, advisors and affiliates not to, initiate, solicit, encourage or knowingly facilitate inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential or nonpublic information or data to, or have any discussions with, any person relating to, any Company Acquisition Proposal.

(b)    Notwithstanding anything to the contrary contained in this Agreement, if at any time after the date hereof and prior to obtaining the Company Shareholder Approval the Company receives an unsolicited bona fide Company Acquisition Proposal and the Board of Directors of Company concludes in good faith that such Company Acquisition Proposal constitutes, or is reasonably expected to result in, a Company Superior Proposal, then Company and its Board of Directors may, and may permit its Subsidiaries and its and its Subsidiaries’ representatives to, furnish or cause to be furnished nonpublic information and participate in such negotiations or discussions to the extent that the Board of Directors of Company concludes in good faith (and based on the advice of counsel) that failure to take such actions would be more likely than not to result in a violation of its fiduciary duties under applicable law; provided that prior to providing any nonpublic information permitted to be provided pursuant to the foregoing proviso or engaging in any negotiations, it shall have entered into a confidentiality agreement with such third party on terms no less favorable to Company than the Confidentiality Agreement and which expressly permits Company to comply with its obligations pursuant to this Section 6.8. Subject to the foregoing and Section 6.8(c) below, Company will immediately cease and cause to be terminated any activities, discussions or negotiations conducted before the date of this Agreement with any persons other than Purchaser with respect to any Company Acquisition Proposal and will use its reasonable best efforts, subject to applicable law, to (i) enforce any confidentiality or similar agreement relating to a Company Acquisition Proposal and (ii) within ten business days after the date hereof, request and confirm the return or destruction of any confidential information provided to any person (other than Purchaser and its affiliates) pursuant to any such confidentiality or similar agreement. Company will promptly (and in any event within 24 hours) advise Purchaser following receipt of any Company Acquisition Proposal or any request for nonpublic information or inquiry that would reasonably be expected to lead to any Company Acquisition Proposal and the substance thereof (including the identity of the person making such Company Acquisition Proposal), and will keep Purchaser promptly apprised of any related developments, discussions and negotiations (including the terms and conditions of any such request, inquiry or Company Acquisition Proposal, or all amendments or proposed amendments thereto) on a current basis (it being understood that for the avoidance of doubt that no such communications to Purchaser shall be deemed an Adverse Change of Recommendation). Company agrees that it shall contemporaneously provide to Purchaser any confidential or nonpublic information concerning Company or any of its Subsidiaries that may be provided to any other person in connection with any Company Acquisition Proposal which has not previously been provided to Purchaser.

(c)    Notwithstanding anything to the contrary contained in this Agreement, at any time prior to obtaining the Company Shareholder Approval, the Board of Directors of Company may make an Adverse Change of Recommendation or terminate this Agreement pursuant to Section 8.1(d) if the Company receives a Company Acquisition Proposal that is not withdrawn and the Board of Directors of Company concludes in good faith that such Company Acquisition Proposal constitutes a Company Superior Proposal; provided that:

(i)    the Board of Directors of Company concludes in good faith (and based on the advice of counsel) that failure to take such actions would be more likely than not to result in a violation of its fiduciary duties under applicable law;

(ii)    the Company provides Purchaser prior written notice at least three (3) business days prior to taking such action, which notice shall state that the Board of Directors of Company has received a Company Superior Proposal and, absent any revision to the terms and conditions of this Agreement, the Board of Directors of Company has resolved to effect an Adverse Change of Recommendation or to terminate this Agreement pursuant to Section 8.1(d), as applicable, which notice shall specify the basis for such Adverse Change of Recommendation or termination, including the material terms of the Company Superior Proposal (a “Notice of Superior Proposal”) (it being understood for the avoidance of doubt that such Notice of Superior Proposal shall not be deemed an Adverse Change of Recommendation);

(iii)    during such three (3)-business day period, the Company negotiates in good faith with Purchaser (to the extent that Purchaser wishes to negotiate) to enable Purchaser to make an improved offer that is at least as favorable to the shareholders of the Company so that such Company Acquisition Proposal would cease to constitute a Company Superior Proposal; and

(iv)    at the end of such three (3)-business day period (or such earlier time that Purchaser advises the Company that it no longer wishes to negotiate to amend this Agreement), the Board of Directors of Company, after taking into account any modifications to the terms of this Agreement and the Merger agreed to by Purchaser and Sub after receipt of such notice, continues to believe that such Company Acquisition Proposal constitutes a Company Superior Proposal.

(d)    Nothing contained in this Agreement shall prevent Company or its Board of Directors from complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to a Company Acquisition Proposal; provided that such Rules will in no way eliminate or modify the effect that any action pursuant to such Rules would otherwise have under this Agreement. As used in this Agreement, “Company Acquisition Proposal” means a tender or exchange offer, proposal for a merger, consolidation or other business combination involving Company or any of its Significant Subsidiaries or any proposal or offer to acquire in any manner more than 24.9% of the voting power in, or more than 24.9% of the fair market value of the business, assets or deposits of, Company or any of its Significant Subsidiaries, other than the transactions contemplated by this Agreement, any sale of whole loans and securitizations in the ordinary course and any bona fide internal reorganization. As used in this Agreement, “Company Superior Proposal” means an unsolicited bona fide written Company Acquisition Proposal that the Board of Directors of Company concludes in good faith to be more favorable from a financial point of view to its shareholders than the Merger and the other transactions contemplated hereby and to be reasonably capable of being consummated on the terms proposed, (i) after receiving the advice of its financial advisors (who shall be a nationally recognized investment banking firm), (ii) after taking into account the likelihood of consummation of such transaction on the terms set forth therein and (iii) after taking into account all legal (with the advice of counsel), financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal (including any expense reimbursement provisions and conditions to closing) and any other relevant factors permitted under applicable law, and after taking into account any amendment or modification to this Agreement agreed to by Purchaser; provided that for purposes of the definition of “Company Superior Proposal,” the references to “more than 24.9%” in the definition of Company Acquisition Proposal shall be deemed to be references to “100%.”

6.9    Takeover Laws. No party will take any action that would cause the transactions contemplated by this Agreement to be subject to requirements imposed by any Takeover Law and each of them will take all necessary steps within its control to exempt (or ensure the continued exemption of) those transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect.

6.10    Financial Statements and Other Current Information. As soon as reasonably practicable after they become available, but in no event more than 15 days after the end of each calendar month ending after the date hereof, Company will furnish to Purchaser, and Purchaser will furnish to Company, (a) consolidated financial statements (including balance sheets, statements of operations and stockholders’ equity) of it or any of its Subsidiaries (to the extent available) as of and for such month then ended, (b) internal management reports showing actual financial performance against plan, and (c) to the extent permitted by applicable law, any reports provided to its Board of Directors or any committee thereof relating to the financial performance and risk management of it or any of its Subsidiaries.

6.11    Notification of Certain Matters. Company and Purchaser will give prompt notice to the other of any fact, event or circumstance known to it that (a) is reasonably likely, individually or taken together with all other facts, events and circumstances known to it, to result in any Material Adverse Effect with respect to it or (b) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein that reasonably could be expected to give rise, individually or in the aggregate, to the failure of a condition in Article VII.

6.12    Purchaser’s Board of Directors. Prior to the Effective Time, Purchaser’s Nominating and Corporate Governance Committee shall recommend to Purchaser’s Board of Directors one person from the Board of Directors of Company to serve on the Board of Directors of the Purchaser following the Effective Time. Such person shall have been an active member of Company’s Board of Directors as of June 30, 2012 through the Effective Time, with personal connections to the local Company civic and business community, and shall have qualified as an “independent” director of Company under applicable Nasdaq rules and otherwise meet any qualifications under Purchaser’s Bylaws and applicable laws and regulations. Upon approval of person by Purchaser’s Board of Directors, such director shall be invited to join the Boards of Directors of Purchaser and Columbia State Bank effective as of the Effective Time. Such director shall be entitled to compensation, indemnification and expense reimbursement in connection with his or her role as a director to the same extent as other directors on such Boards of Director of Purchaser and Columbia State Bank.

6.13    Company Trust Preferred Securities; FHLB Borrowings. Company will cooperate with Purchaser with respect to effecting the redemption of the Company’s trust preferred securities of West Coast Statutory Trusts III, IV, V, VI, VII and VIII and discharging the Company’s term FHLB borrowings, subject to and contingent upon the occurrence of the Closing, to the extent permitted by the terms of the governing indentures and/or applicable governing documentation and subject to and contingent upon regulatory approval.

6.14    Formation of Sub; Accession. As soon as reasonably practicable after the date hereof, Purchaser shall form a Washington or Oregon corporation as a wholly owned subsidiary of Purchaser (“Sub”). Promptly after incorporating Sub, (x) Purchaser, as the sole shareholder of Sub, shall approve and adopt this Agreement, and (y) Purchaser shall cause Sub to accede to this Agreement by executing a signature page to this Agreement, after which time Sub shall be a party hereto for all purposes set forth herein. Notwithstanding any provisions herein to the contrary, the obligations of Sub to perform its covenants under this Agreement shall commence only at the time of its incorporation. Prior to the Effective Time, Purchaser shall take such actions as are reasonably necessary to cause the Board of Directors of Sub to unanimously approve this Agreement and declare it advisable for Sub to enter into this Agreement.

ARTICLE VII.

CONDITIONS PRECEDENT

7.1    Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a)    Shareholder Approval. The Company Shareholder Approval and the Purchaser Shareholder Approval shall have been obtained.

(b)    Nasdaq Listing. The shares of Purchaser Common Stock to be issued to the holders of Company Common Stock upon consummation of the Merger shall have been authorized for listing on the Nasdaq Stock Exchange, subject to official notice of issuance.

(c)    Form S-4. The Form S-4 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(d)    No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect.

(e)    Regulatory Approvals. (i) The necessary regulatory approvals from the Federal Reserve and the Oregon Department of Consumer and Business Services, and (ii) any other regulatory approvals set forth in Sections 3.4 and 4.4 the failure of which to be obtained would reasonably be expected to have a Material Adverse Effect on Purchaser or Company, in each case required to consummate the transactions contemplated by this Agreement, including the Merger, shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred to as the “Requisite Regulatory Approvals”).

7.2    Conditions to Obligations of Purchaser. The obligation of Purchaser and Sub to effect the Merger is also subject to the satisfaction, or waiver by Purchaser, at or prior to the Effective Time, of the following conditions:

(a)    Representations and Warranties. The representations and warranties of Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); provided, however, that no representation or warranty of Company (other than the representations and warranties set forth in (i) Section 3.2(a), which shall be true and correct except to a de minimis extent (relative to Section 3.2(a) taken as a whole), (ii) Sections 3.1(a), 3.2(b), 3.3(a), 3.3(b)(i), 3.7 and 3.10, which shall be true and correct in all material respects, and (iii) Section 3.8, which shall be true and correct in all respects) shall be deemed untrue or incorrect for purposes hereunder as a consequence of the existence of any fact, event or circumstance inconsistent with such representation or warranty, unless such fact, event or circumstance, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty of Company has had or would reasonably be expected to result in a Material Adverse Effect on Company; provided, further, that for purposes of determining whether a representation or warranty is true and correct for purposes of this Section 7.2(a), any qualification or exception for, or reference to, materiality (including the terms “material,” “materially,” “in all material respects,” “Material Adverse Effect” or similar terms or phrases) in any such representation or warranty shall be disregarded; and Purchaser shall have received a certificate signed on behalf of Company by the Chief Executive Officer or the Chief Financial Officer of Company to the foregoing effect.

(b)    Performance of Obligations of Company. Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and Purchaser shall have received a certificate signed on behalf of Company by the Chief Executive Officer or the Chief Financial Officer of Company to such effect.

(c)    Tax Opinion. Purchaser shall have received an opinion of Graham & Dunn, P.C., dated the Closing Date and based on facts, representations and assumptions described in such opinion, to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, Graham & Dunn, P.C., will be entitled to receive and rely upon customary certificates and representations of officers of Purchaser and Company.

7.3    Conditions to Obligations of Company. The obligation of Company to effect the Merger is also subject to the satisfaction or waiver by Company at or prior to the Effective Time of the following conditions:

(a)    Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); provided, however, that no representation or warranty of Purchaser (other than the representations and warranties set forth in (i) Section 4.2(a), which shall be true and correct except to a de minimis extent (relative to Section 4.2(a) taken as a whole), (ii) Sections 4.1(a), 4.2(b), 4.3(a), 4.3(b)(i) and 4.7, which shall be true and correct in all material respects, and (iii) Section 4.8, which shall be true and correct in all respects) shall be deemed untrue or incorrect for purposes hereunder as a consequence of the existence of any fact, event or circumstance inconsistent with such representation or warranty, unless such fact, event or circumstance, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty of Purchaser has had or would reasonably be expected to result in a Material Adverse Effect on Purchaser; provided, further, that for purposes of determining whether a representation or warranty is true and correct for purposes of this Section 7.3(a), any qualification or exception for, or reference to, materiality (including the terms “material,” “materially,” “in all material respects,” “Material Adverse Effect” or similar terms or phrases) in any such representation or warranty shall be disregarded; and Company shall have received a certificate signed on behalf of Purchaser by the Chief Executive Officer or the Chief Financial Officer of Purchaser to the foregoing effect.

(b)    Performance of Obligations of Purchaser. Purchaser shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Company shall have received a certificate signed on behalf of Purchaser by the Chief Executive Officer or the Chief Financial Officer of Purchaser to such effect.

(c)    Tax Opinion. Company shall have received an opinion of Wachtell, Lipton, Rosen & Katz, dated the Closing Date and based on facts, representations and assumptions described in such opinion, to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, Wachtell, Lipton, Rosen & Katz will be entitled to receive and rely upon customary certificates and representations of officers of Purchaser and Company.

ARTICLE VIII.

TERMINATION AND AMENDMENT

8.1    Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of Company or Purchaser:

(a)    Mutual Consent—by mutual consent of Company and Purchaser in a written instrument authorized by the Boards of Directors of Company and Purchaser;

(b)    Either Party—by either Company or Purchaser;

(i)    No Regulatory Approval—if any Governmental Entity that must grant a Requisite Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable or any

Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement;

(ii)    Delay—if the Merger shall not have been consummated on or before July 1, 2013 (the “End Date”); provided that if as of such date, the conditions to the Closing set forth in Section 7.1(e) shall not have been satisfied, then the End Date shall be extended to and including October 1, 2013, if either the Company or Purchaser notifies the other party in writing on or prior to July 1, 2013, of its election to extend the End Date to October 1, 2013; provided, further that the right to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall not be available to any party whose failure to perform or observe the covenants and agreements of such party set forth in this Agreement resulted in the failure of the Merger to be consummated by the applicable End Date;

(iii)    Breach—if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Company, in the case of a termination by Purchaser, or on the part of the Purchaser, in the case of a termination by Company, which breach, either individually or in the aggregate with other breaches by such party, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 7.2 or 7.3, as the case may be, and which is not cured within 30 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein);

(iv)    No Company Shareholder Approval—if the Company Shareholder Approval shall not have been obtained at the Company Shareholder Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken; provided, however, that no party may terminate this Agreement pursuant to this Section 8.1(b)(iv) if such party has breached in any material respect any of its obligations under this Agreement, in each case in a manner that caused the failure to obtain the Company Shareholder Approval at the Company Shareholder Meeting, or at any adjournment or postponement thereof;

(v)    No Purchaser Shareholder Approval—if the Purchaser Shareholder Approval shall not have been obtained at the Purchaser Shareholder Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken; provided, however, that no party may terminate this Agreement pursuant to this Section 8.1(b)(v) if such party has breached in any material respect any of its obligations under this Agreement, in each case in a manner that caused the failure to obtain the Purchaser Shareholder Approval at the Purchaser Shareholder Meeting, or at any adjournment or postponement thereof;

(c)    No Company Recommendation—by Purchaser, prior to such time as the Company Shareholder Approval is obtained, if Company or the Board of Directors of Company submits this Agreement to its shareholders without a recommendation for approval, or otherwise withdraws or materially and adversely modifies (or discloses its intention to withdraw or materially and adversely modify) its recommendation as contemplated by Section 6.8(c), or recommends to its shareholders a Company Acquisition Proposal other than the Merger (an “Adverse Change of Recommendation”); or

(d)    Company Superior Proposal—by Company, prior to such time as the Company Shareholder Approval is obtained, in order to enter into a definitive agreement providing for a Company Superior Proposal; provided that the Company Termination Fee is paid to Purchaser in advance of or concurrently with such termination in accordance with Section 8.3(b); or

(e)    Purchaser Average Closing Price Decline-By Company, by written notice to Purchaser on the business day immediately following the Determination Date, effective as of the date that is three business days following the date of such written notice, in the event that:

(i)    The Purchaser Average Closing Price is less than $15.55 (with a proportionate adjustment in the event that outstanding shares of Purchaser Common Stock shall be changed into a different number of shares by reason of any stock dividend, reclassification, recapitalization, split-up, combination, exchange of shares or similar transaction between the date of this Agreement and the Determination Date); and

(ii)    The number obtained by dividing the Purchaser Average Closing Price by $18.85 (the “Closing Price Change Ratio”) is less than the number obtained by (a) dividing the Final Index Price by the Initial Index Price (the “Index Change Ratio”) and then (b) multiplying the quotient so obtained by 0.825.

If Company elects to terminate pursuant to this Section 8.1(e) and provides such written notice to Purchaser, then within two business days following Purchaser’s receipt of such notice, Purchaser may elect by written notice to Company to adjust the Merger Consideration by increasing the Total Cash Amount dollar for dollar by the Pricing Differential. If Purchaser makes such election to increase the Total Cash Amount, no termination will occur pursuant to this Section 8.1(e) and this Agreement will remain in effect according to its terms (except as the Total Cash Amount has been increased).

For purposes of this Section 8.1(e), the following terms have the meanings indicated below:

“Determination Date” means the 5th business day immediately prior to the Closing Date.

“Determination Period” means the period beginning on the day that is 20 days prior to the Determination Date and ending on the Determination Date.

“Final Index Price” means the average closing price of the KBW Regional Banking Index as quoted on Bloomberg.com (KRX:IND) during the Determination Period.

“Initial Index Price” means $57.31, which is the closing price of the KBW Regional Banking Index as quoted on Bloomberg.com (KRX:IND) on September 25, 2012.

“Pricing Differential” means the amount of the difference between (A) the Total Stock Amount multiplied by $15.55 and (B) the Total Stock Consideration.

8.2    Effect of Termination. In the event of termination of this Agreement by either Company or Purchaser as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of Company, Purchaser, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that (i) Sections 6.2(b), 8.2, 8.3, and 9.3 through 9.11 shall survive any termination of this Agreement, and (ii) neither Company nor Purchaser shall be relieved or released from any liabilities or damages arising out of its knowing breach of any provision of this Agreement (which, in the case of Company, shall include the loss to Company’s shareholders of the economic benefits of the Merger).

8.3    Fees and Expenses.

(a)    Except for the registration fee for the Form S-4 filing and other fees paid to the SEC in connection with the Merger, which shall be paid by Purchaser, all fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement (including costs and expenses of printing and mailing the Joint Proxy Statement) shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated, except as otherwise provided in Section 8.3(b) or 8.3(c) hereof.

(b)    Company Termination Fee.

(i)    In the event that this Agreement is terminated by Company pursuant to Section 8.1(d) (Company Superior Proposal), then Company shall pay Purchaser a fee, in immediately available funds, in the amount of $20,000,000 (the “Company Termination Fee”) in advance of or concurrently with such termination.

(ii)    In the event that, prior to the Company Shareholder Meeting and after the date hereof, any person shall have made a Company Acquisition Proposal, which proposal has been publicly announced, disclosed or proposed and not withdrawn, and:

1)    thereafter this Agreement is terminated:

(a)    by either party pursuant to Section 8.1(b)(ii) (Delay) without the Company Shareholder Approval having been obtained and such failure to obtain the Company Shareholder Approval is the only condition set forth in Article VII that is unsatisfied, or Section 8.1(b)(iv) (No Company Shareholder Approval); or

(b)    by Purchaser pursuant to Section 8.1(b)(iii) (Breach) or Section 8.1(c) (No Company Recommendation); and

2)    within twelve months after such termination of this Agreement, a Company Acquisition Proposal shall have been consummated or any definitive agreement with respect to a Company Acquisition Proposal shall have been entered into; (provided that for purposes of the foregoing, the term “Company Acquisition Proposal” shall have the meaning assigned to such term in Section 6.8(d) except that the references to “24.9%” in the definition of a “Company Acquisition Proposal” in Section 6.8(d) shall be deemed to be references to “100%”);

then Company shall pay Purchaser the Company Termination Fee immediately following the earlier of the execution of a definitive agreement with respect to, or the consummation of, such Company Acquisition Proposal. In no event shall Company be obligated to pay Purchaser the Company Termination Fee on more than one occasion.

(c)    Purchaser Termination Fee. In the event that:

(i)    this Agreement is terminated by either party pursuant to Section 8.1(b)(v) (No Purchaser Shareholder Approval); or

(ii)    this Agreement is terminated by either party pursuant to Section 8.1(b)(i) (No Regulatory Approval) or pursuant to Section 8.1(b)(ii) (Delay) and at the time of such termination the Requisite Regulatory Approvals have not been obtained, in each case for reasons solely attributable to Purchaser or its regulatory status;

then Purchaser shall pay Company a fee, in immediately available funds, in the amount of $5,000,000 (the “Purchaser Termination Fee”). In no event shall Purchaser be obligated to pay Company the Purchaser Termination Fee on more than one occasion.

(d)    Liquidated Damages. Company and Purchaser acknowledge that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither party would enter into this Agreement. The amounts payable by Company pursuant to Section 8.3(b) or by Purchaser (provided Purchaser has fully complied with its obligations hereunder, including with respect to Sections 6.1 and 6.3 hereof) pursuant to Section 8.3(c) constitute liquidated damages and not a penalty and shall be the sole monetary remedy of Purchaser or Company, as applicable, in the event of termination of this Agreement under such applicable section. In the event that either party fails to pay when due any amounts payable under this Section 8.3, then (i) such party shall reimburse the other party for all costs and expenses (including disbursements and reasonable fees of counsel) incurred in connection with the collection of such overdue amount, and (ii) such party shall pay to the other party interest on such overdue amount (for the period commencing as of the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full) at a rate per annum equal to the prime rate published in The Wall Street Journal on the date such payment was required to be made.

8.4    Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the shareholders of Company or Purchaser; provided, however, that after any approval of the transactions contemplated by this Agreement by such shareholders, there may not be, without further approval of such shareholders, any amendment of this Agreement that requires further approval under applicable law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

8.5    Extension; Waiver. At any time prior to the Effective Time, the parties, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX.

GENERAL PROVISIONS

9.1    Closing. On the terms and subject to conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Pacific Standard time, at the offices of Graham & Dunn, P.C., counsel to Purchaser, on the first business day of the first calendar month that follows the month in which the last to be satisfied of the conditions set forth in Article VII is satisfied (other than those conditions that by their nature are to be satisfied or waived at the Closing but subject to the satisfaction or waiver of those conditions), unless extended by mutual agreement of the parties (the “Closing Date”); provided that if such conditions are satisfied on or after December 1, 2012, and before December 31, 2012, the Closing shall take place on December 31, 2012.

9.2    Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Section 6.6 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

9.3    Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)    if to Purchaser or Sub, to:

Columbia Banking System, Inc.

1301 A Street

Tacoma, WA 98402

Attention:    Melanie J. Dressel

Facsimile:   (253) 272-2601

with a copy (which shall not constitute notice) to:

Graham & Dunn, P.C.

2801 Alaskan Way, Suite 300

Seattle, WA 98112

Attention:    Stephen M. Klein

                     Kumi Y. Baruffi

Facsimile:   (206) 340-9599

(b)    if to Company, to:

West Coast Bancorp

5335 Meadows Road, Suite 201

Lake Oswego, OR 97035

Attention:    Robert D. Sznewajs

Facsimile:   (503) 684-0781

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:    Matthew M. Guest

Facsimile:   (212) 403-2000

9.4    Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to “the date hereof” shall mean the date of this Agreement. As used in this Agreement, the phrase “to the Knowledge of Company” means the actual knowledge of any of Company’s officers listed on Section 9.4 of the Company Disclosure Schedule, and the phrase “to the Knowledge of Purchaser” means the actual knowledge of any of Purchaser’s officers listed on Section 9.4 of the Purchaser Disclosure Schedule. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such provision, covenant or restriction be enforced to the maximum extent permitted.

9.5    Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

9.6    Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, other than the Confidentiality Agreement.

9.7    Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to its principles of conflicts of laws. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Washington. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

9.8    Waiver of Jury Trial. Each party hereto acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation, directly or indirectly, arising out of, or relating to, this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each party understands and has considered the implications of this waiver, (c) each party makes this waiver voluntarily, and (d) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.8.

9.9    Publicity. Neither Company nor Purchaser shall, and neither Company nor Purchaser shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement, or, except as otherwise specifically provided in this Agreement, any disclosure of nonpublic information to a third party, concerning, the transactions contemplated by this Agreement without the prior consent (which shall not be unreasonably withheld or delayed) of Purchaser, in the case of a proposed announcement, statement or disclosure by Company, or Company, in the case of a proposed announcement, statement or disclosure by Purchaser; provided, however, that either party may, without the prior consent of the other party (but after prior consultation with the other party to the extent practicable under the circumstances) issue or cause the publication of any press release or other public announcement to the extent required by law or by the rules and regulations of the Nasdaq.

9.10    Assignment; Third-Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party (which shall not be unreasonably withheld or delayed). Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and permitted assigns. Except for Section 6.6, which is intended to benefit each Indemnified Party and his or her heirs and representatives, (1) Purchaser and Sub, on the one hand, and the Company, on the other hand, hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and (2) this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement, including the right to rely upon the representations and warranties set forth herein.

9.11    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

9.12    Disclosure Schedule.

(a)    Before entry into this Agreement, Company delivered to Purchaser a schedule (a “Company Disclosure Schedule”) and Purchaser delivered to Company a schedule a (“Purchaser Disclosure Schedule”),

each of which sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III or Article IV, respectively, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, (i) no such item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect and (ii) the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect.

(b)    For purposes of this Agreement, “Previously Disclosed” means information set forth by Company or Purchaser in the applicable paragraph of its Company Disclosure Schedule or Purchaser Disclosure Schedule, as applicable, or any other paragraph of its Company Disclosure Schedule or Purchaser Disclosure Schedule, as applicable (so long as it is reasonably clear from the context that the disclosure in such other paragraph of its Company Disclosure Schedule or Purchaser Disclosure Schedule is also applicable to the section of this Agreement in question).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

COLUMBIA BANKING SYSTEM, INC.

By:	/s/ Melanie J. Dressel
Name: Melanie J. Dressel Title: President & CEO

WEST COAST BANCORP

By:	/s/ Robert D. Sznewajs
Name: Robert D. Sznewajs Title: President & CEO

Acceded to as of                                         , 2012

(Sub)

By:
Name: Title: President & CEO

APPENDIX B

September 25, 2012

The Board of Directors

Columbia Banking System, Inc.

1301 A Street, Suite 800

Tacoma, WA 98401

Members of the Board:

You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to Columbia Banking System, Inc., a Washington corporation (“Columbia”) of the Aggregate Consideration (as defined in the Agreement), in the proposed merger (the “Merger”) of West Coast Bancorp, an Oregon corporation (“West Coast”) with and into Columbia. The terms of the Merger are set forth in the Agreement and Plan of Merger, dated as of September 25, 2012, by and between Columbia and West Coast (the “Agreement”). Pursuant to the terms of the Agreement, each outstanding share of common stock, no par value per share, of West Coast (the “Common Shares”) not owned by Columbia or West Coast or by any of their respective wholly-owned subsidiaries (other than shares owned in a fiduciary capacity or as a result of debts previously contracted), will be cancelled and retired and converted into the right to receive the Aggregate Consideration. The terms and conditions of the Merger are more fully described in the Agreement.

Keefe, Bruyette & Woods, Inc. has acted as financial advisor to Columbia and not as an advisor to or agent of any other person. As part of our investment banking business, we are continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of our business as a broker-dealer, we may, from time to time purchase securities from, and sell securities to, Columbia and West Coast, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of Columbia and West Coast for our own account and for the accounts of our customers. To the extent we have any such position as of the date of this opinion it has been disclosed to Columbia. We have acted exclusively for the Board of Directors of Columbia in rendering this fairness opinion and will receive a fee from Columbia for our services. A portion of our fee is contingent upon the successful completion of the Merger.

In the past two years, we have provided investment banking and financial advisory services to Columbia and received compensation for such services. In addition, we have not provided investment banking and financial advisory services to West Coast in the past two years. We may in the future provide investment banking and financial advisory services to Columbia and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Columbia and West Coast and the Merger, including among other things, the following: (i) the Agreement dated September 25, 2012; (ii) the Annual Reports to Stockholders and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2011 and the Quarterly Filings with the Federal Reserve and/or the FDIC for the four quarters ended June 30, 2012 for Columbia and West Coast, respectively; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Columbia and West Coast and certain other communications from Columbia and West Coast to their respective stockholders; and (iv) other financial information concerning the businesses and operations of Columbia and West Coast furnished to us by Columbia and West Coast for purposes of our analysis. We have also held discussions with senior management of Columbia and West Coast regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry. In addition, we have compared certain financial and stock market information for Columbia and West Coast with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the banking industry and performed such other studies and analyses as we considered appropriate.

In conducting our review and arriving at our opinion, we have relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility for such verification or accuracy. We have relied upon the management of Columbia and West Coast as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefore) provided to us, and we have assumed that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. We are not experts in the independent verification of the adequacy of allowances for loan and lease losses and we have assumed, with your consent, that the aggregate allowances for loan and lease losses for Columbia and West Coast are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals of the property, assets or liabilities of Columbia or West Coast, nor have we examined any individual credit files.

We have assumed that, in all respects material to our analyses, the following: (i) the Merger will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which will not differ in any respect material to our analyses from the draft reviewed) with no additional payments or adjustments to the Aggregate Consideration; (ii) the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) all conditions to the completion of the Merger will be satisfied without any waivers or modifications to the Agreement; and (v) in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the Merger, including the cost savings, revenue enhancements and related expenses expected to result from the Merger.

We have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following: (i) the historical and current financial position and results of operations of Columbia and West Coast; (ii) the assets and liabilities of Columbia and West Coast; and (iii) the nature and terms of certain other merger transactions involving banks and bank holding companies. We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. Our opinion does not address the underlying business decision of Columbia to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to Columbia.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Aggregate Consideration in the Merger to Columbia. We express no view or opinion as to any terms or other aspects of the Merger.

Further, we are not expressing any opinion about the fairness of the amount or nature of the compensation to any of West Coast’s or Columbia’s officers, directors or employees, or any class of such persons, relative to the compensation to the public shareholders of West Coast in connection with the Merger.

In addition, this opinion does not in any manner address the prices at which the Columbia common stock will trade following the consummation of the Merger and we express no view or opinion as to how the stockholders of Columbia should vote at the stockholders meeting to be held in connection with the Merger.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 2290 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Aggregate Consideration in the Merger is fair, from a financial point of view, to Columbia.

Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.

APPENDIX C

September 25, 2012

[Letterhead of Sandler O’Neill + Partners, L.P.]

Board of Directors

West Coast Bancorp

5335 Meadows Road

Suite 201

Lake Oswego, OR 97035

Ladies and Gentlemen:

West Coast Bancorp (“West Coast”) and Columbia Banking Systems (“CBS”) have entered into an agreement and plan of merger, dated as of September 25, 2012 (the “Agreement”) pursuant to which Sub will merge with and into West Coast, with West Coast as the surviving corporation and a wholly-owned subsidiary of CBS (the “Merger”), and as soon as reasonably practicable following the Merger, the surviving corporation in the Merger would merge with and into CBS, with CBS as the surviving company. Pursuant to the terms of the Merger, upon the effective date of the Merger, each share of West Coast common stock issued and outstanding immediately prior to the effective time of the Merger, except for certain shares as specified in the Agreement, will be converted into the right to receive, at the election of the holder thereof, either (i) a number of shares of CBS common stock equal to the Exchange Ratio (the “Per Share Stock Consideration”) or (ii) cash in an amount equal to the Per Share Consideration (the “Per Share Cash Consideration”) or (iii) a unit consisting of CBS common stock, and cash as set forth in the Agreement (the Per Share Stock Consideration, the Per Share Stock Consideration and any cash paid in lieu of fractional shares, the “Merger Consideration”). The Exchange Ratio is defined as the quotient obtained by dividing (a) the Per Share Consideration by (b) the CBS Average Closing Price. The Aggregate Consideration is defined as the sum of (x) the Total Stock Consideration and (y) the Total Cash Amount. The Total Stock Consideration is defined as 12,809,525 shares of CBS common stock. The Total Cash Amount is $264,468,650 plus (x) the amount of any Company earnings as defined in the Agreement plus (y) the aggregate proceeds received by the Company from the exercise after the date of the Agreement and before the close of the Merger of any outstanding West Coast Stock Options less (z) any amounts paid to holders of West Coast Options exercised after the date of the Agreement and before closing and subject to adjustment as further described in the Agreement. The terms and conditions of the Merger are more fully set forth in the Agreement, and capitalized terms used herein without definition shall have the meanings assigned to them in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of West Coast common stock.

Sandler O’Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement; (ii) certain financial statements and other historical financial information of West Coast that we deemed relevant; (iii) certain financial statements and other historical financial information of CBS that we deemed relevant; (iv) certain publicly available analyst estimated earnings per share for the years ending December 31, 2012 and December 31, 2013 and an estimated long-term growth rate for the years thereafter, in each case as discussed with, and confirmed by, senior management of West Coast; (v) publicly available analyst earnings estimates for CBS for the years ending December 31, 2012, December 31, 2013 and December 31, 2014 and an estimated long-term growth rate for the years thereafter, in each case as discussed with, and confirmed by, senior management of CBS; (vi) the pro forma financial impact of the Merger on CBS based on assumptions relating to transaction expenses, purchase accounting adjustments, cost savings and other synergies as determined by the senior management of CBS; (vii) a comparison of certain financial and other information for West Coast and CBS with similar publicly available information for certain other commercial banks, the securities of which are publicly traded; (viii) the terms and structures of other recent mergers and acquisition transactions in the commercial banking sector; (ix) the current market environment generally and in the commercial banking sector in particular; and (x) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant. We also discussed with certain members of senior management of West Coast the business, financial condition, results of operations and prospects of West Coast and held similar discussions with senior management of CBS regarding the business, financial condition, results of operations and prospects of CBS.

In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by West Coast and CBS or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of preparing this letter. We have further relied on the assurances of the respective managements of West Coast and CBS that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading in any material respect. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of West Coast or CBS or any of their respective subsidiaries. We did not make an independent evaluation of the adequacy of the allowance for loan losses of West Coast CBS or the combined entity after the Merger and we have not reviewed any individual credit files relating to West Coast or CBS. We have assumed, with your consent, that the respective allowances for loan losses for both West Coast and CBS are adequate to cover such losses and will be adequate on a pro forma basis for the combined entity.

With respect to the publicly available earnings estimates and long term growth rates used in our analyses for both West Coast and CBS, the respective senior managements of West Coast and CBS confirmed to us that they reflected the best currently available estimates and judgments of the future financial performances of West Coast and CBS. With respect to the purchase accounting adjustments, cost savings and other synergies determined by the senior management of CBS, such management confirmed that they reflected the best currently available estimates. We express no opinion as to such earnings estimates, growth rates and other estimates or the assumptions on which they are based. We have assumed that there has been no material change in the respective assets, financial condition, results of operations, business or prospects of West Coast or CBS since the date of the most recent financial data made available to us. We have also assumed in all respects material to our analysis that West Coast would remain as a going concern for all periods relevant to our analyses, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct in all material respects, that each party to the agreements will perform in all material respects all of the covenants required to be performed by such party under the agreements and that the conditions precedent in the agreements are not waived. We express no opinion as to any of the legal, accounting and tax matters relating to the Merger and any other transactions contemplated in connection therewith.

Our analyses and the views expressed herein are necessarily based on financial, economic, regulatory, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect our views. We have not undertaken to update, revise, reaffirm or withdraw this letter or otherwise comment upon events occurring after the date hereof.

We have acted as West Coast’s financial advisor in connection with the Merger and will receive a fee for our services all of which is contingent upon consummation of the Merger. We will also receive a fee for this fairness opinion. West Coast has also agreed to indemnify us against certain liabilities arising out of our engagement. As you are aware, in the past, Sandler O’Neill has received investment banking fees related to certain investment banking services provided to West Coast, most recently, we received a fee for acting as selling agent in West Coast’s at-the-market sale of common shares and before that as placement agent in West Coast’s private placement of common and preferred shares.

In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to West Coast and CBS and their affiliates. We may also actively trade the debt securities of West Coast and CBS or their affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. We render no opinion as to the trading value of CBS common stock at the time it is actually issued to West Coast shareholders and render no opinion as to the trading value of West Coast and CBS common stock at any time.

This letter is directed to the Board of Directors of West Coast in connection with its consideration of the Merger and does not constitute a recommendation to any shareholder of West Coast as to how such shareholder should vote at any meeting of shareholders called to consider and vote upon the Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Merger Consideration to holders of West Coast common stock and does not address the underlying business decision of West Coast to engage in the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for West Coast or the effect of any other transaction in which West Coast might engage. This opinion shall not be reproduced or used for any other purposes, without Sandler O’Neill’s prior written consent, such consent not to be unreasonably withheld; provided however that Sandler O’Neill hereby consents to the reproduction of this Opinion in the proxy statement/prospectus, and any amendments thereto, to be filed with the Securities and Exchange Commission and delivered to the shareholders of West Coast in connection with the Merger. This Opinion has been approved by Sandler O’Neill’s fairness opinion committee. We do not express any opinion as to the fairness of the amount or nature of the compensation to be received in the Merger by West Coast’s officers, directors, or employees, or class of such persons, relative to the compensation to be received in the Merger by any other shareholders of West Coast.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair to the holders of West Coast common stock from a financial point of view.

Very truly yours,

/s/ Sandler O’Neill + Partners, L.P.

APPENDIX D

OREGON REVISED STATUTES

CHAPTER 60 DISSENTERS’ RIGHTS

(Right to Dissent and Obtain Payment for Shares)

60.551 Definitions for ORS 60.551 to 60.594. As used in ORS 60.551 to 60.594:

(1) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under ORS 60.554 and who exercises that right when and in the manner required by ORS 60.561 to 60.587.

(4) “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(7) “Shareholder” means the record shareholder or the beneficial shareholder.

60.554 Right to dissent. (1) Subject to subsection (2) of this section, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of, any of the following corporate acts:

(a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by ORS 60.487 or the articles of incorporation and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent under ORS 60.491;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

(c) Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

(d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter’s shares because it:

(A) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or

(B) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under ORS 60.141;

(e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or

(f) Conversion to a noncorporate business entity pursuant to ORS 60.472.

(2) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under ORS 60.551 to 60.594 may not challenge the corporate action creating the shareholder’s entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(3) Dissenters’ rights shall not apply to the holders of shares of any class or series if the shares of the class or series were registered on a national securities exchange on the record date for the meeting of shareholders at which the corporate action described in subsection (1) of this section is to be approved or on the effective date of the merger under ORS 60.491, unless the articles of incorporation otherwise provide.

60.557 Dissent by nominees and beneficial owners. (1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares regarding which the shareholder dissents and the shareholder’s other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder submits to the corporation the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

(Procedure for Exercise of Rights)

60.561 Notice of dissenters’ rights. (1) If proposed corporate action creating dissenters’ rights under ORS 60.554 is submitted to a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under ORS 60.551 to 60.594 and be accompanied by a copy of ORS 60.551 to 60.594.

(2) If corporate action creating dissenters’ rights under ORS 60.554 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send the shareholders entitled to assert dissenters’ rights the dissenters’ notice described in ORS 60.567.

60.564 Notice of intent to demand payment. (1) If proposed corporate action creating dissenters’ rights under ORS 60.554 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed action is effectuated and shall not vote such shares in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder’s shares under this chapter.

60.567 Dissenters’ notice. (1) If proposed corporate action creating dissenters’ rights under ORS 60.554 is authorized at a shareholders’ meeting, the corporation shall deliver a written dissenters’ notice to all shareholders who satisfied the requirements of ORS 60.564.

(2) The dissenters’ notice shall be sent no later than 10 days after the corporate action was taken, and shall:

(a) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(c) Supply a form for demanding payment that includes the date of the first announcement of the terms of the proposed corporate action to news media or to shareholders and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the corporation must receive the payment demand. This date may not be fewer than 30 nor more than 60 days after the date the subsection (1) of this section notice is delivered; and

(e) Be accompanied by a copy of ORS 60.551 to 60.594.

60.571 Duty to demand payment. (1) A shareholder sent a dissenters’ notice described in ORS 60.567 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters’ notice pursuant to ORS 60.567 (2)(c), and deposit the shareholder’s certificates in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits the shareholder’s shares under subsection (1) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

(3) A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for the shareholder’s shares under this chapter.

60.574 Share restrictions. (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under ORS 60.581.

(2) The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

60.577 Payment. (1) Except as provided in ORS 60.584, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with ORS 60.571, the amount the corporation estimates to be the fair value of the shareholder’s shares, plus accrued interest.

(2) The payment must be accompanied by:

(a) The corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year and the latest available interim financial statements, if any;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under ORS 60.587; and

(e) A copy of ORS 60.551 to 60.594.

60.581 Failure to take action. (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters’ notice under ORS 60.567 and repeat the payment demand procedure.

60.584 After-acquired shares. (1) A corporation may elect to withhold payment required by ORS 60.577 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of such demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares an explanation of how the interest was calculated and a statement of the dissenter’s right to demand payment under ORS 60.587.

60.587 Procedure if shareholder dissatisfied with payment or offer. (1) A dissenter may notify the corporation in writing of the dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the dissenter’s estimate, less any payment under ORS 60.577 or reject the corporation’s offer under ORS 60.584 and demand payment of the dissenter’s estimate of the fair value of the dissenter’s shares and interest due, if:

(a) The dissenter believes that the amount paid under ORS 60.577 or offered under ORS 60.584 is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated;

(b) The corporation fails to make payment under ORS 60.577 within 60 days after the date set for demanding payment; or

(c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

(2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter’s demand in writing under subsection (1) of this section within 30 days after the corporation made or offered payment for the dissenter’s shares.

(Judicial Appraisal of Shares)

60.591 Court action. (1) If a demand for payment under ORS 60.587 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand under ORS 60.587 and petition the court under subsection (2) of this section to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the circuit court of the county where a corporation’s principal office is located, or if the principal office is not in this state, where the corporation’s registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the circuit court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the court order appointing them, or in any amendment to the order. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding is entitled to judgment for:

(a) The amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation; or

(b) The fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under ORS 60.584.

60.594 Court costs and counsel fees. (1) The court in an appraisal proceeding commenced under ORS 60.591 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under ORS 60.587.

(2) The court may also assess the fees and expenses of counsel and experts of the respective parties in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of ORS 60.561 to 60.587; or

(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amount awarded the dissenters who were benefited.

APPENDIX E

Execution Version

STOCK CONVERSION, VOTING AND SUPPORT AGREEMENT

This Stock Conversion, Voting and Support Agreement (“Agreement”) is made and entered into by and between Columbia Banking System, Inc., a Washington corporation (“Purchaser”), and Castle Creek Capital Partners IV, LP (“Shareholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

R E C I T A L S:

WHEREAS, Purchaser and West Coast Bancorp, an Oregon corporation (“Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”) providing for the merger of a newly formed subsidiary of Purchaser with and into the Company, with the Company as the surviving corporation (the “Merger”), and, as part of a single integrated transaction, the merger of the surviving corporation with and into Purchaser, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, Shareholder is the record and beneficial owner of the number of shares of Company Common Stock and/or the number of shares of the Company’s Series B preferred stock set forth, and in the manner reflected, on Attachment A hereto;

WHEREAS, as an inducement and a condition to Purchaser entering into and consummating the Merger Agreement, Purchaser has required that Shareholder enter into this Agreement so as to make more likely the approval of the Merger by the requisite vote of Company’s shareholders and to promote stability between Purchaser and its substantial shareholders following consummation of the Merger;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONVERSION OF SERIES B PREFERRED STOCK

Section 1.01 Conversion. Prior to or effective upon consummation of the Merger, Shareholder shall exercise in full its conversion right in respect of the Merger as a Reorganization Event (as defined in the Company’s Articles of Amendment to Designate the Terms of Mandatorily Convertible Cumulative Participating Preferred Stock, Series B) to convert all of its shares of Series B preferred stock into the Merger Consideration pursuant to the rights of election set forth in the Merger Agreement.

Section 1.02 Other Documents. At the request of Purchaser and/or the Company and without further consideration, Shareholder shall execute and deliver such additional conversion documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective the conversion of the preferred stock contemplated by this Article I.

ARTICLE II

AGREEMENT TO VOTE

Section 2.01 Agreement to Vote in favor of Merger. Shareholder hereby agrees that from the date hereof until the earlier of (i) the occurrence of the Effective Time and (ii) the time this Agreement terminates under

Section 5.01 (the “Support Period”) at any shareholder meeting of the Company to approve the Merger or any related transaction, or any adjournment or postponement thereof, Shareholder shall be present (in person or by proxy) and shall vote (or cause to be voted) all of its voting shares of capital stock of the Company entitled to vote at such meeting, including all voting shares listed on Attachment A (together, “Owned Shares”): (a) in favor of approval of (1) the Merger Agreement and the transactions contemplated thereby, (2) any other matter that is required to facilitate the transactions contemplated by the Merger Agreement and (3) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement; and (b) against any action or agreement that would impair the ability of Purchaser to complete the Merger, the ability of the Company to complete the Merger, or that would otherwise be inconsistent with, prevent, impede or delay the consummation of the transactions contemplated by the Merger Agreement.

Section 2.02 Transfer Restrictions prior to Merger. Shareholder agrees that it will not, during the Support Period, except in respect of the Merger and receiving the Merger Consideration: (a) sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise) or otherwise convey or dispose of, any of the Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (a “Transfer”), or (ii) grant any proxies, or enter into any contract, arrangement or understanding with respect to a Transfer of the Owned Shares, as applicable. Notwithstanding the foregoing, Shareholder may transfer Owned Shares to a controlled affiliate, so long as prior to such transfer, such controlled affiliate enters into an agreement with Purchaser pursuant to which such controlled affiliate agrees to be bound by (and has full ability to perform the terms of) this Agreement to the full extent Shareholder is bound.

Section 2.03 Inconsistent Agreements. Shareholder hereby covenants and agrees that, except for or in a manner consistent with this Agreement, it (a) has not entered into, and shall not enter during the Support Period any voting agreement or voting trust with respect to the Owned Shares and (b) has not granted, and shall not grant during the Support Period a proxy, consent or power of attorney with respect to the Owned Shares. Purchaser acknowledges that Shareholder has received a waiver from the Company with respect to its obligations under Section 4.1(a) of the Investment Agreement by and between the Company and Shareholder, dated as of October 23, 2009, to enter into this Agreement and perform its obligations hereunder.

ARTICLE III

STANDSTILL

Section 3.01 Limitation on Acquisition of Shares. Shareholder agrees that until this Agreement terminates under Section 5.01 (the “Standstill Period”), such Shareholder, individually or in concert with others acting as a 13D Group (as defined below) will not, and will cause each of its principals, directors, members, general partners, managers, officers and its controlled affiliates, not to, in any way, without the prior written consent of the Purchaser, acquire, agree to acquire (whether by purchase, tender or exchange offer, through acquisition of control of another person or entity, by joining a 13D Group, through the use of a derivative instrument or voting agreement) or otherwise knowingly facilitate the acquisition of, any beneficial ownership of any capital stock of the Purchaser or its successors that would result in Shareholder and its controlled affiliates beneficially owning in excess of the greater of (X) an amount of shares equal to 4.9% of the total outstanding shares of common stock of Purchaser immediately following the Effective Time and (Y) the aggregate beneficial ownership, expressed in percentage terms, of Shareholder and its controlled affiliates of outstanding shares of common stock of Purchaser immediately following the Effective Time (giving effect to the Merger and the transactions contemplated by the Merger Agreement, including the issuance of shares of Purchaser common stock in the Merger and the issuance of any shares of Purchaser common stock obtainable upon the exercise of the such Shareholder’s Equivalent

Warrants). For the avoidance of doubt, this Section 3.01 shall not be construed to limit Shareholder from acquiring in excess of 4.9% of the total outstanding shares of common stock of Purchaser by virtue of the Merger. A “13D Group” shall mean any group of persons or entities that is affiliated and acting in concert or that holds or is formed for the purpose of holding, voting, or disposing any voting securities of the Purchaser which would be required under Section 13(d) of the Securities Exchange Act, as amended, and the rules and regulations promulgated thereunder to file a statement on Schedule 13D if such group were to beneficially own voting securities representing more than five percent (5%) of any voting securities then outstanding.

Section 3.02 Participation Limitations. Shareholder agrees that during the Standstill Period, Shareholder will not, individually or in concert with others acting as a 13D Group will not: (a) make or in any way participate in the “solicitation” of “proxies” (as such terms are used in the rules and regulations of the Securities Exchange Commission) with respect to any shares of stock of Purchaser; (b) propose any stockholder resolutions in respect of Purchaser under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or otherwise; (c) seek to call any meeting of shareholders of the Purchaser; or (d) seek to take any action by written consent of shareholders of the Purchaser; or (e) seek to advise or influence any other person or entity with respect to the voting of common stock of the Purchaser. Shareholder agrees that during the Standstill Period, that such Shareholder: (i) except for pursuant to pledges, will not deposit any Owned Shares in any voting trust or, except as contemplated in this Agreement, subject any Owned Shares to any arrangement or agreement with any person or entity with respect to the voting of such Owned Shares; (ii) will not join a 13D Group or other group, or otherwise act in concert with any person or entity for the purpose of acquiring, holding, voting or disposing of any Owned Shares; or (iii) will not, individually or in concert with others acting as a 13D Group, without the prior written consent of the Purchaser, seek or propose (whether publically or otherwise) to effect control of the management, board of directors (including but not limited to a removal of a director) or policies of the Purchaser.

Section 3.03 No Restrictions on Voting. Nothing in this Agreement shall prevent Shareholder or its affiliates from voting shares of Purchaser capital stock in any manner. Nothing in this Agreement shall apply to any portfolio company of Shareholder with respect to which Shareholder is not the party exercising control over decisions to purchase or vote shares of Purchaser capital stock; provided that such portfolio company is not acting at the request or direction of or in coordination with Shareholder.

Section 3.04 Communications with Personnel. Shareholder shall communicate any comments or concerns with respect to the Purchaser or its subsidiaries directly to the Chief Executive Officer or Chief Financial Officer of the Purchaser. If Shareholder wishes to communicate with other personnel of the Purchaser, they shall direct such requests to the Chief Executive Officer or Chief Financial Officer of the Purchaser, who will facilitate access and communications consistent with the Purchaser’s protocol for such matters.

Section 3.05. Venture Capital Operating Company. From the Effective Time until the date that Shareholder and its Affiliates ceases to beneficially own shares of common stock of Purchaser in an amount at least equal to one percent (1%) of the total outstanding shares of Purchaser, Purchaser will ensure that upon reasonable notice, Purchaser and its subsidiaries will afford to the Shareholder and its representatives (including officers and employees of the Shareholders, and counsel, accountants and other professionals retained by the Shareholders) (i) such access during normal business hours to its books, records (excluding Tax Returns and associated work papers), properties and personnel and to such other information as the Shareholder may reasonably request and (ii) reasonable opportunities to routinely consult with and advise the management of the Parent and its subsidiaries, on matters relating to the operation of the Purchaser and its subsidiaries. The Purchaser agrees to consider, in good faith, the recommendations of the Shareholder or its designated representative in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by the Purchaser. This Section 3.05 shall survive any termination of this Agreement pursuant to clause (ii) of Section 5.02 of this Agreement.

ARTICLE IV

REPRESENTATIONS, WARRANTIES & COVENANTS

Section 4.01 Shareholder Representations and Warranties. Shareholder hereby represents and warrants to Purchaser as follows:

(a) Shareholder has full legal right and capacity to execute and deliver this Agreement, to perform Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Shareholder and the execution, delivery and performance of this Agreement by Shareholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Shareholder and no other actions or proceedings on the part of Shareholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(c) Assuming due execution and delivery by Purchaser, this Agreement constitutes the valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

(d) The execution and delivery of this Agreement by Shareholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not (i) require Shareholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (ii) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on Shareholder or its properties and assets, (iii) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Shareholder or pursuant to which any of its or its affiliates’ respective properties or assets are bound or (iv) violate any other agreement to which Shareholder or any of its affiliates is a party including, without limitation, any voting agreement, shareholders agreement, irrevocable proxy or voting trust. The Owned Shares are not, with respect to the voting or transfer thereof, subject to any other agreement, including any voting agreement, shareholders agreement, irrevocable proxy or voting trust.

(e) On the date hereof, the Owned Shares set forth on Attachment A hereto are owned of record or beneficially by Shareholder in the manner reflected thereon, include all of the shares of Company Common Stock and/or Company Series B Preferred Stock owned of record or beneficially by Shareholder and are free and clear of any proxy or voting restriction, claims, liens, encumbrances and security interests, except (if applicable) as set forth on Attachment A hereto, which encumbrances or other items do not affect in any respect the ability of Shareholder to perform Shareholder’s obligations hereunder. As of the date hereof Shareholder has, and at the Company Shareholder Meeting or any other shareholder meeting of the Company in connection with the Merger Agreement and the transactions contemplated thereby, Shareholder (together with any such entity) will have (except as otherwise permitted by this Agreement), sole voting power (to the extent such securities have voting power) and sole dispositive power with respect to all of the Owned Shares, except as otherwise reflected on Attachment A.

(f) Shareholder understands and acknowledges that each of Purchaser and Company is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

Section 4.02 Purchaser Representations and Warranties. Purchaser hereby represents and warrants to Shareholder as follows:

(a) Purchaser has full legal right and capacity to execute and deliver this Agreement, to perform Purchaser’s obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Purchaser and the execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Purchaser and no other actions or proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(c) Assuming due execution and delivery of this Agreement by Shareholder, this Agreement constitutes the valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

Section 4.03 Shareholder Covenants. Shareholder hereby covenants and agrees with Purchaser as follows:

(a) Shareholder agrees, following the date hereof until this Agreement terminates, not to take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have or would reasonably be expected to have the effect of preventing, impeding or interfering with or adversely affecting the performance by Shareholder of its obligations under this Agreement.

(b) Shareholder agrees to permit Purchaser and/or the Company to publish and disclose in any proxy statement or securities filing, Shareholder’s identity and ownership of shares of Company’s or Purchaser’s common stock and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement.

(c) From time to time, at the request of Purchaser and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

ARTICLE V

TERMINATION

Section 5.01 Termination of Agreement. This Agreement shall automatically terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms; (ii) the date that is three (3) years after consummation of the Merger; (iii) the date that the Merger Agreement is amended in a manner materially adverse to the economic interests of the Shareholder or (iv) the date that the Purchaser sells all or substantially all of its assets to an acquirer, is otherwise acquired (whether by merger, consolidation, tender or exchange offer or otherwise) or consummates a business combination or similarly transformative transaction or merges into a successor-in-interest that is the surviving party in such merger, in each case in a transaction that is not an internal reorganization and that was recommended by the board of directors of Purchaser and approved by the shareholders of Purchaser at a meeting held for that purpose.

Section 5.02 Effect of Termination. In the event of termination of this Agreement pursuant to Section 5.01, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for any willful breach of this Agreement occurring prior to such termination and provided, further that Section 3.05 of this Agreement shall survive any termination of this Agreement pursuant to clause (ii) of Section 5.01 of this Agreement.

Section 5.03 Indemnity. The Purchaser agrees to indemnify and hold harmless Shareholder and its Affiliates and each of their respective officers, directors, partners, employees and agents, and each person who controls Shareholder within the meaning of the Exchange Act and the rules and regulations promulgated thereunder (each, an “Indemnified Party”), to the fullest extent lawful, from and against any out-of-pocket legal defense costs and related expenses (including reasonable attorneys’ fees and disbursements), arising out of or resulting from any claim or proceeding made or instituted by any Governmental Entity, stockholder of the Company or any other person (other than an Indemnified Party) prior to the one year anniversary of the Effective Time arising out of or resulting from the Shareholder’s entry into this Agreement and performance of its obligations hereunder, provided that (i) such indemnifiable costs and expenses, when aggregated with the indemnifiable costs and expenses, if any, of other indemnified parties under similar Stock Conversion, Voting and Support Agreements with Purchaser executed in connection with the Merger, shall not in the aggregate exceed $500,000 and (ii) Purchaser shall not be required to indemnify an Indemnified Party to the extent of any insurance proceeds actually received by such Indemnified Party for any otherwise indemnifiable costs and expenses under this Section 5.03.

ARTICLE VI

MISCELLANEOUS

Section 6.01 Expenses. Except as otherwise may be agreed in writing or otherwise set forth in this Agreement, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such costs, fees and expenses.

Section 6.02 Entire Agreement; Assignment. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement is binding on Shareholder and Purchaser. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. Except for Section 5.03, which is intended to benefit each Indemnified Party, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto; provided however that the rights under this Agreement are assignable by the Purchaser to a majority-owned affiliate or any successor-in-interest in an internal reorganization or similar transaction.

Section 6.03 Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, delivered by registered or certified mail, return receipt requested, or by a national courier service, or sent by email or facsimile, provided that the email facsimile is promptly confirmed by telephone confirmation thereof, to the subject Shareholder at the address set forth below at the signature lines hereto, or such other address as may be designated in writing hereafter, in the same manner, by such person, and to the Purchaser to the following address:

(a)	if to Purchaser, to:

Columbia Banking System, Inc.
1301 “A” Street
Tacoma, WA 98402-4200
Attention: Melanie J. Dressel, President & Chief Executive Officer
Facsimile: (253) 272-2601

with a copy (which shall not constitute notice) to:

Graham & Dunn, P.C.
2801 Alaskan Way, Suite 300
Seattle, WA 98112
Attention: Stephen M. Klein
Facsimile: (206) 340-9599

Section 6.04 Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by Purchaser and Shareholder, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 6.05 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement, including by sale of stock, operation of law in connection with a merger or sale of substantially all the assets of the respective party to this Agreement, without the prior written consent of the other party hereto; provided that Purchaser may assign its rights and obligations under this Agreement to a Subsidiary of Purchaser, so long as Purchaser remains liable for its obligations hereunder.

Section 6.06 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington applicable to contracts made and performed entirely within such state, without giving effect to its principles of conflicts of laws. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Washington. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 6.07 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.07.

Section 6.08 Specific Performance. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that Purchaser would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement, in addition to any other remedy to which Purchaser may be entitled (including monetary damages), Purchaser shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. Shareholder further agrees that neither Purchaser nor any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.08, and Shareholder irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 6.09 Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

Section 6.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 6.11 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Purchaser any direct or indirect ownership or incidence of ownership of or with respect to any Owned Shares. All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to Shareholder.

Section 6.12. This Agreement applies solely to Shareholder in its capacity as a shareholder and nothing in this Agreement shall prevent any director of the Company (including any representative of Shareholder) from discharging his or her fiduciary duties as a director of the Company.

Section 6.13. Purchaser agrees that Shareholder shall be entitled to the benefits of the Merger Agreement with respect to its Class C Warrant.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Stock Conversion, Voting and Support Agreement as of the 25th day of September, 2012.

COLUMBIA BANKING SYSTEM, INC.

By:	/s/ Melanie J. Dressel
Name:	Melanie J. Dressel
Title:	President and Chief Executive Officer

CASTLE CREEK CAPITAL PARTNERS IV, LP

By:	CASTLE CREEK CAPITAL IV LLC, its general partner

By:	/s/ John Eggermeyer
Name:	John Eggermeyer
Title:	President

Address:

[Signature Page to Stock Conversion, Voting and Support Agreement]

Attachment A

LISTING OF OWNED SHARES

Castle Creek Capital Partners IV, LP

845,000 shares of Company Common Stock

94,982 shares of Series B Preferred Stock (convertible into 949,820 shares of Company Common Stock)

Class C Warrant exercisable for 50,000 shares of Series B Preferred Stock (which shares would be convertible into 500,000 shares of Company Common Stock)

APPENDIX F

Execution Version

STOCK CONVERSION, VOTING AND SUPPORT AGREEMENT

This Stock Conversion, Voting and Support Agreement (“Agreement”) is made and entered into by and between Columbia Banking System, Inc., a Washington corporation (“Purchaser”), and GF Financial, L.L.C. (“Shareholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

R E C I T A L S:

WHEREAS, Purchaser and West Coast Bancorp, an Oregon corporation (“Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”) providing for the merger of a newly formed subsidiary of Purchaser with and into the Company, with the Company as the surviving corporation (the “Merger”), and, as part of a single integrated transaction, the merger of the surviving corporation with and into Purchaser, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, Shareholder is the record and beneficial owner of the number of shares of Company Common Stock and/or the number of shares of the Company’s Series B preferred stock set forth, and in the manner reflected, on Attachment A hereto;

WHEREAS, as an inducement and a condition to Purchaser entering into and consummating the Merger Agreement, Purchaser has required that Shareholder enter into this Agreement so as to make more likely the approval of the Merger by the requisite vote of Company’s shareholders and to promote stability between Purchaser and its substantial shareholders following consummation of the Merger;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONVERSION OF SERIES B PREFERRED STOCK

Section 1.01 Conversion. Prior to or effective upon consummation of the Merger, Shareholder shall exercise in full its conversion right in respect of the Merger as a Reorganization Event (as defined in the Company’s Articles of Amendment to Designate the Terms of Mandatorily Convertible Cumulative Participating Preferred Stock, Series B) to convert all of its shares of Series B preferred stock into the Merger Consideration pursuant to the rights of election set forth in the Merger Agreement.

Section 1.02 Other Documents. At the request of Purchaser and/or the Company and without further consideration, Shareholder shall execute and deliver such additional conversion documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective the conversion of the preferred stock contemplated by this Article I.

ARTICLE II

AGREEMENT TO VOTE

Section 2.01 Agreement to Vote in favor of Merger. Shareholder hereby agrees that from the date hereof until the earlier of (i) the occurrence of the Effective Time and (ii) the time this Agreement terminates under

Section 5.01 (the “Support Period”) at any shareholder meeting of the Company to approve the Merger or any related transaction, or any adjournment or postponement thereof, Shareholder shall be present (in person or by proxy) and shall vote (or cause to be voted) all of its voting shares of capital stock of the Company entitled to vote at such meeting, including all voting shares listed on Attachment A (together, “Owned Shares”): (a) in favor of approval of (1) the Merger Agreement and the transactions contemplated thereby, (2) any other matter that is required to facilitate the transactions contemplated by the Merger Agreement and (3) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement; and (b) against any action or agreement that would impair the ability of Purchaser to complete the Merger, the ability of the Company to complete the Merger, or that would otherwise be inconsistent with, prevent, impede or delay the consummation of the transactions contemplated by the Merger Agreement.

Section 2.02 Transfer Restrictions prior to Merger. Shareholder agrees that it will not, during the Support Period, except in respect of the Merger and receiving the Merger Consideration: (a) sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise) or otherwise convey or dispose of, any of the Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (a “Transfer”), or (ii) grant any proxies, or enter into any contract, arrangement or understanding with respect to a Transfer of the Owned Shares, as applicable. Notwithstanding the foregoing, Shareholder may transfer Owned Shares to a controlled affiliate, so long as prior to such transfer, such controlled affiliate enters into an agreement with Purchaser pursuant to which such controlled affiliate agrees to be bound by (and has full ability to perform the terms of) this Agreement to the full extent Shareholder is bound.

Section 2.03 Inconsistent Agreements. Shareholder hereby covenants and agrees that, except for or in a manner consistent with this Agreement, it (a) has not entered into, and shall not enter during the Support Period any voting agreement or voting trust with respect to the Owned Shares and (b) has not granted, and shall not grant during the Support Period a proxy, consent or power of attorney with respect to the Owned Shares. Purchaser acknowledges that Shareholder has received a waiver from the Company with respect to its obligations under Section 4.1(a) of the Investment Agreement by and between the Company and Shareholder, dated as of October 23, 2009, to enter into this Agreement and perform its obligations hereunder.

ARTICLE III

STANDSTILL

Section 3.01 Limitation on Acquisition of Shares. Shareholder agrees that until this Agreement terminates under Section 5.01 (the “Standstill Period”), such Shareholder, individually or in concert with others acting as a 13D Group (as defined below) will not, and will cause each of its principals, directors, members, general partners, managers, officers and its controlled affiliates, not to, in any way, without the prior written consent of the Purchaser, acquire, agree to acquire (whether by purchase, tender or exchange offer, through acquisition of control of another person or entity, by joining a 13D Group, through the use of a derivative instrument or voting agreement) or otherwise knowingly facilitate the acquisition of, any beneficial ownership of any capital stock of the Purchaser or its successors that would result in Shareholder and its controlled affiliates beneficially owning in excess of the greater of (X) an amount of shares equal to 4.9% of the total outstanding shares of common stock of Purchaser immediately following the Effective Time and (Y) the aggregate beneficial ownership, expressed in percentage terms, of Shareholder and its controlled affiliates of outstanding shares of common stock of Purchaser immediately following the Effective Time (giving effect to the Merger and the transactions contemplated by the Merger Agreement, including the issuance of shares of Purchaser common stock in the Merger and the issuance of any shares of Purchaser common stock obtainable upon the exercise of the such Shareholder’s Equivalent Warrants). For the avoidance of doubt, this Section 3.01 shall not be construed to limit Shareholder from acquiring in excess of 4.9% of the total outstanding shares of common stock of Purchaser by virtue of the Merger. A “13D Group” shall mean any group of persons or entities that is affiliated and acting in concert or that holds or is formed for the purpose of holding, voting, or disposing any voting securities of the Purchaser which would be required under Section 13(d) of the Securities Exchange Act, as amended, and the rules and regulations promulgated thereunder to file a statement on Schedule 13D if such group were to beneficially own voting securities representing more than five percent (5%) of any voting securities then outstanding.

Section 3.02 Participation Limitations. Shareholder agrees that during the Standstill Period, Shareholder will not, individually or in concert with others acting as a 13D Group will not: (a) make or in any way participate in the “solicitation” of “proxies” (as such terms are used in the rules and regulations of the Securities Exchange Commission) with respect to any shares of stock of Purchaser; (b) propose any stockholder resolutions in respect of Purchaser under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or otherwise; (c) seek to call any meeting of shareholders of the Purchaser; or (d) seek to take any action by written consent of shareholders of the Purchaser; or (e) seek to advise or influence any other person or entity with respect to the voting of common stock of the Purchaser. Shareholder agrees that during the Standstill Period, that such Shareholder: (i) except for pursuant to pledges, will not deposit any Owned Shares in any voting trust or, except as contemplated in this Agreement, subject any Owned Shares to any arrangement or agreement with any person or entity with respect to the voting of such Owned Shares; (ii) will not join a 13D Group or other group, or otherwise act in concert with any person or entity for the purpose of acquiring, holding, voting or disposing of any Owned Shares; or (iii) will not, individually or in concert with others acting as a 13D Group, without the prior written consent of the Purchaser, seek or propose (whether publically or otherwise) to effect control of the management, board of directors (including but not limited to a removal of a director) or policies of the Purchaser.

Section 3.03 No Restrictions on Voting. Nothing in this Agreement shall prevent Shareholder or its affiliates from voting shares of Purchaser capital stock in any manner. Nothing in this Agreement shall apply to any portfolio company of Shareholder with respect to which Shareholder is not the party exercising control over decisions to purchase or vote shares of Purchaser capital stock; provided that such portfolio company is not acting at the request or direction of or in coordination with Shareholder.

Section 3.04 Communications with Personnel. Shareholder shall communicate any comments or concerns with respect to the Purchaser or its subsidiaries directly to the Chief Executive Officer or Chief Financial Officer of the Purchaser. If Shareholder wishes to communicate with other personnel of the Purchaser, they shall direct such requests to the Chief Executive Officer or Chief Financial Officer of the Purchaser, who will facilitate access and communications consistent with the Purchaser’s protocol for such matters.

ARTICLE IV

REPRESENTATIONS, WARRANTIES & COVENANTS

Section 4.01 Shareholder Representations and Warranties. Shareholder hereby represents and warrants to Purchaser as follows:

(a) Shareholder has full legal right and capacity to execute and deliver this Agreement, to perform Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Shareholder and the execution, delivery and performance of this Agreement by Shareholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Shareholder and no other actions or proceedings on the part of Shareholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(c) Assuming due execution and delivery by Purchaser, this Agreement constitutes the valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

(d) The execution and delivery of this Agreement by Shareholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not (i) require Shareholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (ii) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on Shareholder or its properties and assets, (iii) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Shareholder or pursuant to which any of its or its affiliates’ respective properties or assets are bound or (iv) violate any other agreement to which Shareholder or any of its affiliates is a party including, without limitation, any voting agreement, shareholders agreement, irrevocable proxy or voting trust. The Owned Shares are not, with respect to the voting or transfer thereof, subject to any other agreement, including any voting agreement, shareholders agreement, irrevocable proxy or voting trust.

(e) On the date hereof, the Owned Shares set forth on Attachment A hereto are owned of record or beneficially by Shareholder in the manner reflected thereon, include all of the shares of Company Common Stock and/or Company Series B Preferred Stock owned of record or beneficially by Shareholder and are free and clear of any proxy or voting restriction, claims, liens, encumbrances and security interests, except (if applicable) as set forth on Attachment A hereto, which encumbrances or other items do not affect in any respect the ability of Shareholder to perform Shareholder’s obligations hereunder. As of the date hereof Shareholder has, and at the Company Shareholder Meeting or any other shareholder meeting of the Company in connection with the Merger Agreement and the transactions contemplated thereby, Shareholder (together with any such entity) will have (except as otherwise permitted by this Agreement), sole voting power (to the extent such securities have voting power) and sole dispositive power with respect to all of the Owned Shares, except as otherwise reflected on Attachment A.

(f) Shareholder understands and acknowledges that each of Purchaser and Company is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

Section 4.02 Purchaser Representations and Warranties. Purchaser hereby represents and warrants to Shareholder as follows:

(a) Purchaser has full legal right and capacity to execute and deliver this Agreement, to perform Purchaser’s obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Purchaser and the execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Purchaser and no other actions or proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(c) Assuming due execution and delivery of this Agreement by Shareholder, this Agreement constitutes the valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

Section 4.03 Shareholder Covenants. Shareholder hereby covenants and agrees with Purchaser as follows:

(a) Shareholder agrees, following the date hereof until this Agreement terminates, not to take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have or would reasonably be expected to have the effect of preventing, impeding or interfering with or adversely affecting the performance by Shareholder of its obligations under this Agreement.

(b) Shareholder agrees to permit Purchaser and/or the Company to publish and disclose in any proxy statement or securities filing, Shareholder’s identity and ownership of shares of Company’s or Purchaser’s common stock and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement.

(c) From time to time, at the request of Purchaser and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

ARTICLE V

TERMINATION

Section 5.01 Termination of Agreement. This Agreement shall automatically terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms; (ii) the date that is three (3) years after consummation of the Merger; (iii) the date that the Merger Agreement is amended in a manner materially adverse to the economic interests of the Shareholder or (iv) the date that the Purchaser sells all or substantially all of its assets to an acquirer, is otherwise acquired (whether by merger, consolidation, tender or exchange offer or otherwise) or consummates a business combination or similarly transformative transaction or merges into a successor-in-interest that is the surviving party in such merger, in each case in a transaction that is not an internal reorganization and that was recommended by the board of directors of Purchaser and approved by the shareholders of Purchaser at a meeting held for that purpose.

Section 5.02 Effect of Termination. In the event of termination of this Agreement pursuant to Section 5.01, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for any willful breach of this Agreement occurring prior to such termination.

Section 5.03 Indemnity. The Purchaser agrees to indemnify and hold harmless Shareholder and its Affiliates and each of their respective officers, directors, partners, employees and agents, and each person who controls Shareholder within the meaning of the Exchange Act and the rules and regulations promulgated thereunder (each, an “Indemnified Party”), to the fullest extent lawful, from and against any out-of-pocket legal defense costs and related expenses (including reasonable attorneys’ fees and disbursements), arising out of or resulting from any claim or proceeding made or instituted by any Governmental Entity, stockholder of the Company or any other person (other than an Indemnified Party) prior to the one year anniversary of the Effective Time arising out of or resulting from the Shareholder’s entry into this Agreement and performance of its obligations hereunder, provided that (i) such indemnifiable costs and expenses, when aggregated with the indemnifiable costs and expenses, if any, of other indemnified parties under similar Stock Conversion, Voting and Support Agreements with Purchaser executed in connection with the Merger, shall not in the aggregate exceed $500,000 and (ii) Purchaser shall not be required to indemnify an Indemnified Party to the extent of any insurance proceeds actually received by such Indemnified Party for any otherwise indemnifiable costs and expenses under this Section 5.03.

ARTICLE VI

MISCELLANEOUS

Section 6.01 Expenses. Except as otherwise may be agreed in writing or otherwise set forth in this Agreement, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such costs, fees and expenses.

Section 6.02 Entire Agreement; Assignment. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement is binding on Shareholder and Purchaser. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. Except for Section 5.03, which is intended to benefit each Indemnified Party, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto; provided however that the rights under this Agreement are assignable by the Purchaser to a majority-owned affiliate or any successor-in-interest in an internal reorganization or similar transaction.

Section 6.03 Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, delivered by registered or certified mail, return receipt requested, or by a national courier service, or sent by email or facsimile, provided that the email facsimile is promptly confirmed by telephone confirmation thereof, to the subject Shareholder at the address set forth below at the signature lines hereto, or such other address as may be designated in writing hereafter, in the same manner, by such person, and to the Purchaser to the following address:

(a)	if to Purchaser, to:

Columbia Banking System, Inc.
1301 “A” Street
Tacoma, WA 98402-4200
Attention: Melanie J. Dressel, President & Chief Executive Officer
Facsimile: (253) 272-2601

with a copy (which shall not constitute notice) to:

Graham & Dunn, P.C.
2801 Alaskan Way, Suite 300
Seattle, WA 98112
Attention: Stephen M. Klein
Facsimile: (206) 340-9599

Section 6.04 Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by Purchaser and Shareholder, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 6.05 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement, including by sale of stock, operation of law in connection with a merger or sale of substantially all the assets of the respective party to this Agreement, without the prior written consent of the other party hereto; provided that Purchaser may assign its rights and obligations under this Agreement to a Subsidiary of Purchaser, so long as Purchaser remains liable for its obligations hereunder.

Section 6.06 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington applicable to contracts made and performed entirely within such state, without giving effect to its principles of conflicts of laws. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Washington. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 6.07 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF,

OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.07.

Section 6.08 Specific Performance. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that Purchaser would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement, in addition to any other remedy to which Purchaser may be entitled (including monetary damages), Purchaser shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. Shareholder further agrees that neither Purchaser nor any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.08, and Shareholder irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 6.09 Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

Section 6.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 6.11 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Purchaser any direct or indirect ownership or incidence of ownership of or with respect to any Owned Shares. All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to Shareholder.

Section 6.12. This Agreement applies solely to Shareholder in its capacity as a shareholder and nothing in this Agreement shall prevent any director of the Company (including any representative of Shareholder) from discharging his or her fiduciary duties as a director of the Company.

Section 6.13. Purchaser agrees that Shareholder shall be entitled to the benefits of the Merger Agreement with respect to its Class C Warrant.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Stock Conversion, Voting and Support Agreement as of the 25th day of September, 2012.

COLUMBIA BANKING SYSTEM, INC.

By:	/s/ Melanie J. Dressel
Name:	Melanie J. Dressel
Title:	President and Chief Executive Officer

GF FINANCIAL, LLC, a Delaware limited liability company

By:	Diaco Investments, L.P., a Delaware limited partnership and managing member of GF Financial, LLC

By:	/s/ Simon Glick
Name:	Simon Glick
Title:	Managing Member

By:	Siget, L.L.C., a Delaware limited liability company and general partner of Diaco Investments, L.P.

By:	/s/ Simon Glick
Name:	Simon Glick
Title:	Managing Member

Address:

[Signature Page to Stock Conversion, Voting and Support Agreement]

Attachment A

LISTING OF OWNED SHARES

GF Financial, L.L.C.

1,457,000 shares of Company Common Stock

8,782 shares of Series B Preferred Stock (convertible into 87,820 shares of Company Common Stock)

Class C Warrant exercisable for 55,000 shares of Series B Preferred Stock (which shares would be convertible into 550,000 shares of Company Common Stock).

APPENDIX G

Execution Version

STOCK CONVERSION, VOTING AND SUPPORT AGREEMENT

This Stock Conversion, Voting and Support Agreement (“Agreement”) is made and entered into by and between Columbia Banking System, Inc., a Washington corporation (“Purchaser”), and MFP Partners, L.P. (“Shareholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

R E C I T A L S:

WHEREAS, Purchaser and West Coast Bancorp, an Oregon corporation (“Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”) providing for the merger of a newly formed subsidiary of Purchaser with and into the Company, with the Company as the surviving corporation (the “Merger”), and, as part of a single integrated transaction, the merger of the surviving corporation with and into Purchaser, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, Shareholder is the record and beneficial owner of the number of shares of Company Common Stock and/or the number of shares of the Company’s Series B preferred stock set forth, and in the manner reflected, on Attachment A hereto;

WHEREAS, as an inducement and a condition to Purchaser entering into and consummating the Merger Agreement, Purchaser has required that Shareholder enter into this Agreement so as to make more likely the approval of the Merger by the requisite vote of Company’s shareholders and to promote stability between Purchaser and its substantial shareholders following consummation of the Merger;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONVERSION OF SERIES B PREFERRED STOCK

Section 1.01 Conversion. Prior to or effective upon consummation of the Merger, Shareholder shall exercise in full its conversion right in respect of the Merger as a Reorganization Event (as defined in the Company’s Articles of Amendment to Designate the Terms of Mandatorily Convertible Cumulative Participating Preferred Stock, Series B) to convert all of its shares of Series B preferred stock into the Merger Consideration pursuant to the rights of election set forth in the Merger Agreement.

Section 1.02 Other Documents. At the request of Purchaser and/or the Company and without further consideration, Shareholder shall execute and deliver such additional conversion documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective the conversion of the preferred stock contemplated by this Article I.

ARTICLE II

AGREEMENT TO VOTE

Section 2.01 Agreement to Vote in favor of Merger. Shareholder hereby agrees that from the date hereof until the earlier of (i) the occurrence of the Effective Time and (ii) the time this Agreement terminates under

Section 5.01 (the “Support Period”) at any shareholder meeting of the Company to approve the Merger or any related transaction, or any adjournment or postponement thereof, Shareholder shall be present (in person or by proxy) and shall vote (or cause to be voted) all of its voting shares of capital stock of the Company entitled to vote at such meeting, including all voting shares listed on Attachment A (together, “Owned Shares”): (a) in favor of approval of (1) the Merger Agreement and the transactions contemplated thereby, (2) any other matter that is required to facilitate the transactions contemplated by the Merger Agreement and (3) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement; and (b) against any action or agreement that would impair the ability of Purchaser to complete the Merger, the ability of the Company to complete the Merger, or that would otherwise be inconsistent with, prevent, impede or delay the consummation of the transactions contemplated by the Merger Agreement.

Section 2.02 Transfer Restrictions prior to Merger. Shareholder agrees that it will not, during the Support Period, except in respect of the Merger and receiving the Merger Consideration: (a) sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise) or otherwise convey or dispose of, any of the Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (a “Transfer”), or (ii) grant any proxies, or enter into any contract, arrangement or understanding with respect to a Transfer of the Owned Shares, as applicable. Notwithstanding the foregoing, Shareholder may transfer Owned Shares to a controlled affiliate, so long as prior to such transfer, such controlled affiliate enters into an agreement with Purchaser pursuant to which such controlled affiliate agrees to be bound by (and has full ability to perform the terms of) this Agreement to the full extent Shareholder is bound.

Section 2.03 Inconsistent Agreements. Shareholder hereby covenants and agrees that, except for or in a manner consistent with this Agreement, it (a) has not entered into, and shall not enter during the Support Period any voting agreement or voting trust with respect to the Owned Shares and (b) has not granted, and shall not grant during the Support Period a proxy, consent or power of attorney with respect to the Owned Shares. Purchaser acknowledges that Shareholder has received a waiver from the Company with respect to its obligations under Section 4.1(a) of the Investment Agreement by and between the Company and Shareholder, dated as of October 23, 2009, to enter into this Agreement and perform its obligations hereunder.

ARTICLE III

STANDSTILL

Section 3.01 Limitation on Acquisition of Shares. Shareholder agrees that until this Agreement terminates under Section 5.01 (the “Standstill Period”), such Shareholder, individually or in concert with others acting as a 13D Group (as defined below) will not, and will cause each of its principals, directors, members, general partners, managers, officers and its controlled affiliates, not to, in any way, without the prior written consent of the Purchaser, acquire, agree to acquire (whether by purchase, tender or exchange offer, through acquisition of control of another person or entity, by joining a 13D Group, through the use of a derivative instrument or voting agreement) or otherwise knowingly facilitate the acquisition of, any beneficial ownership of any capital stock of the Purchaser or its successors that would result in Shareholder and its controlled affiliates beneficially owning in excess of the greater of (X) an amount of shares equal to 4.9% of the total outstanding shares of common stock of Purchaser immediately following the Effective Time and (Y) the aggregate beneficial ownership, expressed in percentage terms, of Shareholder and its controlled affiliates of outstanding shares of common stock of Purchaser immediately following the Effective Time (giving effect to the Merger and the transactions contemplated by the Merger Agreement, including the issuance of shares of Purchaser common stock in the Merger and the issuance of any shares of Purchaser common stock obtainable upon the exercise of the such Shareholder’s Equivalent

Warrants). For the avoidance of doubt, this Section 3.01 shall not be construed to limit Shareholder from acquiring in excess of 4.9% of the total outstanding shares of common stock of Purchaser by virtue of the Merger. A “13D Group” shall mean any group of persons or entities that is affiliated and acting in concert or that holds or is formed for the purpose of holding, voting, or disposing any voting securities of the Purchaser which would be required under Section 13(d) of the Securities Exchange Act, as amended, and the rules and regulations promulgated thereunder to file a statement on Schedule 13D if such group were to beneficially own voting securities representing more than five percent (5%) of any voting securities then outstanding.

Section 3.02 Participation Limitations. Shareholder agrees that during the Standstill Period, Shareholder will not, individually or in concert with others acting as a 13D Group will not: (a) make or in any way participate in the “solicitation” of “proxies” (as such terms are used in the rules and regulations of the Securities Exchange Commission) with respect to any shares of stock of Purchaser; (b) propose any stockholder resolutions in respect of Purchaser under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or otherwise; (c) seek to call any meeting of shareholders of the Purchaser; or (d) seek to take any action by written consent of shareholders of the Purchaser; or (e) seek to advise or influence any other person or entity with respect to the voting of common stock of the Purchaser. Shareholder agrees that during the Standstill Period, that such Shareholder: (i) except for pursuant to pledges, will not deposit any Owned Shares in any voting trust or, except as contemplated in this Agreement, subject any Owned Shares to any arrangement or agreement with any person or entity with respect to the voting of such Owned Shares; (ii) will not join a 13D Group or other group, or otherwise act in concert with any person or entity for the purpose of acquiring, holding, voting or disposing of any Owned Shares; or (iii) will not, individually or in concert with others acting as a 13D Group, without the prior written consent of the Purchaser, seek or propose (whether publically or otherwise) to effect control of the management, board of directors (including but not limited to a removal of a director) or policies of the Purchaser.

Section 3.03 No Restrictions on Voting. Nothing in this Agreement shall prevent Shareholder or its affiliates from voting shares of Purchaser capital stock in any manner. Nothing in this Agreement shall apply to any portfolio company of Shareholder with respect to which Shareholder is not the party exercising control over decisions to purchase or vote shares of Purchaser capital stock; provided that such portfolio company is not acting at the request or direction of or in coordination with Shareholder.

Section 3.04 Communications with Personnel. Shareholder shall communicate any comments or concerns with respect to the Purchaser or its subsidiaries directly to the Chief Executive Officer or Chief Financial Officer of the Purchaser. If Shareholder wishes to communicate with other personnel of the Purchaser, they shall direct such requests to the Chief Executive Officer or Chief Financial Officer of the Purchaser, who will facilitate access and communications consistent with the Purchaser’s protocol for such matters.

ARTICLE IV

REPRESENTATIONS, WARRANTIES & COVENANTS

Section 4.01 Shareholder Representations and Warranties. Shareholder hereby represents and warrants to Purchaser as follows:

(a) Shareholder has full legal right and capacity to execute and deliver this Agreement, to perform Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Shareholder and the execution, delivery and performance of this Agreement by Shareholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Shareholder and no other actions or proceedings on the part of Shareholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(c) Assuming due execution and delivery by Purchaser, this Agreement constitutes the valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

(d) The execution and delivery of this Agreement by Shareholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not (i) require Shareholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (ii) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on Shareholder or its properties and assets, (iii) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Shareholder or pursuant to which any of its or its affiliates’ respective properties or assets are bound or (iv) violate any other agreement to which Shareholder or any of its affiliates is a party including, without limitation, any voting agreement, shareholders agreement, irrevocable proxy or voting trust. The Owned Shares are not, with respect to the voting or transfer thereof, subject to any other agreement, including any voting agreement, shareholders agreement, irrevocable proxy or voting trust.

(e) On the date hereof, the Owned Shares set forth on Attachment A hereto are owned of record or beneficially by Shareholder in the manner reflected thereon, include all of the shares of Company Common Stock and/or Company Series B Preferred Stock owned of record or beneficially by Shareholder and are free and clear of any proxy or voting restriction, claims, liens, encumbrances and security interests, except (if applicable) as set forth on Attachment A hereto, which encumbrances or other items do not affect in any respect the ability of Shareholder to perform Shareholder’s obligations hereunder. As of the date hereof Shareholder has, and at the Company Shareholder Meeting or any other shareholder meeting of the Company in connection with the Merger Agreement and the transactions contemplated thereby, Shareholder (together with any such entity) will have (except as otherwise permitted by this Agreement), sole voting power (to the extent such securities have voting power) and sole dispositive power with respect to all of the Owned Shares, except as otherwise reflected on Attachment A.

(f) Shareholder understands and acknowledges that each of Purchaser and Company is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

Section 4.02 Purchaser Representations and Warranties. Purchaser hereby represents and warrants to Shareholder as follows:

(a) Purchaser has full legal right and capacity to execute and deliver this Agreement, to perform Purchaser’s obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Purchaser and the execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Purchaser and no other actions or proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(c) Assuming due execution and delivery of this Agreement by Shareholder, this Agreement constitutes the valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

Section 4.03 Shareholder Covenants. Shareholder hereby covenants and agrees with Purchaser as follows:

(a) Shareholder agrees, following the date hereof until this Agreement terminates, not to take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have or would reasonably be expected to have the effect of preventing, impeding or interfering with or adversely affecting the performance by Shareholder of its obligations under this Agreement.

(b) Shareholder agrees to permit Purchaser and/or the Company to publish and disclose in any proxy statement or securities filing, Shareholder’s identity and ownership of shares of Company’s or Purchaser’s common stock and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement.

(c) From time to time, at the request of Purchaser and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

ARTICLE V

TERMINATION

Section 5.01 Termination of Agreement. This Agreement shall automatically terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms; (ii) the date that is three (3) years after consummation of the Merger; (iii) the date that the Merger Agreement is amended in a manner materially adverse to the economic interests of the Shareholder or (iv) the date that the Purchaser sells all or substantially all of its assets to an acquirer, is otherwise acquired (whether by merger, consolidation, tender or exchange offer or otherwise) or consummates a business combination or similarly transformative transaction or merges into a successor-in-interest that is the surviving party in such merger, in each case in a transaction that is not an internal reorganization and that was recommended by the board of directors of Purchaser and approved by the shareholders of Purchaser at a meeting held for that purpose.

Section 5.02 Effect of Termination. In the event of termination of this Agreement pursuant to Section 5.01, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for any willful breach of this Agreement occurring prior to such termination.

Section 5.03 Indemnity. The Purchaser agrees to indemnify and hold harmless Shareholder and its Affiliates and each of their respective officers, directors, partners, employees and agents, and each person who controls Shareholder within the meaning of the Exchange Act and the rules and regulations promulgated thereunder (each, an “Indemnified Party”), to the fullest extent lawful, from and against any out-of-pocket legal defense costs and related expenses (including reasonable attorneys’ fees and disbursements), arising out of or resulting from any claim or proceeding made or instituted by any Governmental Entity, stockholder of the Company or any other person (other than an Indemnified Party) prior to the one year anniversary of the Effective Time arising out of or resulting from the Shareholder’s entry into this Agreement and performance of its obligations hereunder, provided that (i) such indemnifiable costs and expenses, when aggregated with the indemnifiable costs and expenses, if any, of other indemnified parties under similar Stock Conversion, Voting and Support Agreements with Purchaser executed in connection with the Merger, shall not in the aggregate exceed $500,000 and (ii) Purchaser shall not be required to indemnify an Indemnified Party to the extent of any insurance proceeds actually received by such Indemnified Party for any otherwise indemnifiable costs and expenses under this Section 5.03.

ARTICLE VI

MISCELLANEOUS

Section 6.01 Expenses. Except as otherwise may be agreed in writing or otherwise set forth in this Agreement, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such costs, fees and expenses.

Section 6.02 Entire Agreement; Assignment. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement is binding on Shareholder and Purchaser. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. Except for Section 5.03, which is intended to benefit each Indemnified Party, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto; provided however that the rights under this Agreement are assignable by the Purchaser to a majority-owned affiliate or any successor-in-interest in an internal reorganization or similar transaction.

Section 6.03 Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, delivered by registered or certified mail, return receipt requested, or by a national courier service, or sent by email or facsimile, provided that the email facsimile is promptly confirmed by telephone confirmation thereof, to the subject Shareholder at the address set forth below at the signature lines hereto, or such other address as may be designated in writing hereafter, in the same manner, by such person, and to the Purchaser to the following address:

(a)	if to Purchaser, to:

Columbia Banking System, Inc.
1301 “A” Street
Tacoma, WA 98402-4200
Attention: Melanie J. Dressel, President & Chief Executive Officer
Facsimile: (253) 272-2601

with a copy (which shall not constitute notice) to:

Graham & Dunn, P.C.
2801 Alaskan Way, Suite 300
Seattle, WA 98112
Attention: Stephen M. Klein
Facsimile: (206) 340-9599

Section 6.04 Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by Purchaser and Shareholder, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 6.05 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement, including by sale of stock, operation of law in connection with a merger or sale of substantially all the assets of the respective party to this Agreement, without the prior written consent of the other party hereto; provided that Purchaser may assign its rights and obligations under this Agreement to a Subsidiary of Purchaser, so long as Purchaser remains liable for its obligations hereunder.

Section 6.06 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington applicable to contracts made and performed entirely within such state, without giving effect to its principles of conflicts of laws. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Washington. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 6.07 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY

IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.07.

Section 6.08 Specific Performance. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that Purchaser would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement, in addition to any other remedy to which Purchaser may be entitled (including monetary damages), Purchaser shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. Shareholder further agrees that neither Purchaser nor any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.08, and Shareholder irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 6.09 Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

Section 6.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 6.11 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Purchaser any direct or indirect ownership or incidence of ownership of or with respect to any Owned Shares. All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to Shareholder.

Section 6.12. This Agreement applies solely to Shareholder in its capacity as a shareholder and nothing in this Agreement shall prevent any director of the Company (including any representative of Shareholder) from discharging his or her fiduciary duties as a director of the Company.

Section 6.13. Purchaser agrees that Shareholder shall be entitled to the benefits of the Merger Agreement with respect to its Class C Warrant.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Stock Conversion, Voting and Support Agreement as of the 25th day of September, 2012.

COLUMBIA BANKING SYSTEM, INC.

By:	/s/ Melanie J. Dressel
Name:	Melanie J. Dressel
Title:	President and Chief Executive Officer

MFP PARTNERS, L.P., a Delaware limited partnership

By:	MFP INVESTORS LLC, a Delaware limited liability company and general partner of MFP Partners, L.P.

By:	/s/ Timothy E. Ladin
Name:	Timothy E. Ladin
Title:	General Counsel

Address:

[Signature Page to Stock Conversion, Voting and Support Agreement]

Attachment A

LISTING OF OWNED SHARES

MFP Partners, LP

1,707,000 shares of Company Common Stock

8,782 shares of Series B Preferred Stock (convertible into 87,820 shares of Company Common Stock)

Class C Warrant exercisable for 75,000 shares of Series B Preferred Stock (which shares would be convertible into 750,000 shares of Company Common Stock).

APPENDIX H

Execution Version

VOTING AND NON-COMPETITION AGREEMENT

This Voting and Non-Competition Agreement (“Agreement”), dated as of September 25, 2012, is entered into by and among Columbia Banking System, Inc., a Washington corporation (“Purchaser”), West Coast Bancorp, an Oregon corporation (“Company”), and each person executing this Agreement or a counterpart to this Agreement, each of whom is a member of the board of directors of the Company (each, a “Director”).

RECITALS

A.	Pursuant to the terms of the Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”), dated as of the date hereof, between Purchaser and Company, a newly formed subsidiary of Purchaser will be merged with and into Company (the “Merger”) and, as part of a single integrated transaction, the surviving corporation of the Merger will be merged with and into Purchaser.

B.	The parties to this Agreement believe that the future success and profitability of Purchaser and its subsidiaries following the Merger, including without limitation West Coast Bank (the “Combined Company”), requires that the Directors be subject to the restrictions set forth herein with respect to specified involvement with a Competing Business (as defined herein) for one year after closing of the Merger.

C.	As an inducement and a condition to Purchaser entering into the Merger Agreement, Purchaser has required that each Director, in his capacity as a shareholder of the Company, enter into this Agreement to make more likely the approval of the Merger by the requisite vote of the Company’s shareholders.

AGREEMENT

In consideration of Purchaser’s and the Company’s performance under the Merger Agreement, each Director agrees as follows:

1.	Definitions. Capitalized terms not defined in this Agreement have the meaning assigned to those terms in the Merger Agreement. The following definitions also apply to this Agreement:

a.	Competing Business. “Competing Business” means any depository, wealth management or trust business company or holding company thereof (including without limitation, any start-up bank or bank in formation) within the Covered Area.

b.	Covered Area. “Covered Area” means the States of Washington and Oregon.

c.	Term. “Term” means the period of time beginning on the Effective Date and ending one (1) year after the Effective Date.

2.	Effectiveness. If the Merger Agreement is terminated for any reason in accordance with its terms, this Agreement (other than Section 5 and Sections 13 through 17) shall automatically terminate and be null and void and of no effect.

3.	Participation in Competing Business. Except as provided in Section 6 and Section 7, during the Term, the Director will not become involved with a Competing Business or serve, directly or indirectly, a Competing Business in any manner, including without limitation as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, employee, advisor, consultant, agent, or representative, or otherwise becoming involved in any manner in the organization, pre-opening phases, or the formation of a Competing Business; provided that, for the avoidance of doubt, the restrictions set forth herein shall not prevent the Director from utilizing the services of any Competing Business.

Execution Version

4.	No Solicitation. During the Term, the Director will not, directly or indirectly, solicit or attempt to solicit (a) any employees of the Combined Company to participate, as an employee or otherwise, in any manner in a Competing Business, or (b) any customers of the Combined Company to transfer their business to a Competing Business or to cease conducting business with the Combined Company. Solicitation prohibited under this section includes solicitation by any means, including, without limitation, meetings, letters or other mailings, electronic communications of any kind, and internet communications.

5.	Confidential Information. From and after the date of this Agreement, the Director will not disclose any confidential information of the Purchaser or the Company obtained by such person while serving as a director of the Company except in accordance with a judicial or other governmental order. For purposes of this Agreement “confidential information” does not include (a) information that is or becomes generally available to the public other than as a result of an unauthorized disclosure by such Director; (b) information that was in the Director’s possession prior to serving as a director or information received by the Director from another person without any limitations on disclosure, but only if the Director had no reason to believe that the other person was prohibited from using or disclosing the information by a contractual or fiduciary obligation; or (c) was independently developed by the Director without using any confidential information of the Purchaser or the Company.

6.	Outside Covered Area; Requests for Waivers or Permission. Nothing in this Agreement prevents a Director from becoming involved with, as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, employee, consultant, agent, representative, or otherwise, with a Competing Business that has no operations in the Covered Area. Prior to engaging in any manner in a Competing Business, a Director may request in writing that the Purchaser waive the restrictions set forth in this Agreement with respect to a particular proposed activity. If the Purchaser determines, in its sole discretion, that such activity is acceptable, Purchaser shall provide Director with a written consent to engage in such activity, and such activity shall thereafter not be a Competing Business.

7.	Passive Interest. Nothing in this Agreement prevents a Director from passively owning, directly or indirectly, individually or in the aggregate (including without limitation by being a member of a group within the meaning of Rule 13d-5 under the Exchange Act (as defined below)) 2% or less of any class of security of a Competing Business or securities of any Competing Business that has a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

8.	Reasonableness of Restrictions. The Director acknowledges and represents that the covenants set forth above represent only a limited restraint and allow the Director to pursue his or her occupation without unreasonable or unfair restrictions. The Director acknowledges that the limitations of length of time, geography and scope of activity agreed to in this Agreement are reasonable because, among other things: (A) the Company and the Purchaser are engaged in a highly competitive industry, (B) the Director has had unique access to the trade secrets and know-how of the Company and the Purchaser, including the plans and strategy (and, in particular, the competitive strategy) of the Combined Company, and (C) this Agreement provides no more protection than is necessary to protect the Purchaser’s interests in the Company’s goodwill, trade secrets and confidential information.

9.

Voting Agreement. From the date hereof until the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms (the “Support Period”), Director agrees that at any shareholder meeting of the Company to approve the Merger or any related transaction, or any adjournment or postponement thereof, the Director shall be present (in person or by proxy) and shall vote (or cause to be voted) all of his or her voting shares of capital stock of the Company entitled to vote at such meeting (together, “Owned Shares”): (a) in favor of approval of (1) the Merger Agreement and the transactions contemplated thereby, (2) any other matter that is required to facilitate the transactions contemplated by the Merger Agreement and (3) any proposal to adjourn or postpone such meeting to a later date if there are not

Execution Version

sufficient votes to approve the Merger Agreement; and (b) against any action or agreement that would impair the ability of Purchaser to complete the Merger, the ability of the Company to complete the Merger, or that would otherwise be inconsistent with, prevent, impede or delay the consummation of the transactions contemplated by the Merger Agreement; provided, that the foregoing applies solely to Director in his or her capacity as a shareholder and nothing in this Agreement shall prevent Director from discharging his or her fiduciary duties with respect to his or her role on the board of directors of the Company. Director covenants and agrees that, except for this Agreement, he or she (a) has not entered into, and shall not enter during the Support Period any voting agreement or voting trust with respect to the Owned Shares and (b) has not granted, and shall not grant during the Support Period a proxy, consent or power of attorney with respect to the Owned Shares except any proxy to carry out the intent of this Agreement.

10.	Transfer Restrictions prior to Merger. The Director will not, during the Support Period, sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise) or otherwise convey or dispose of, any of the Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (a “Transfer”); provided that Director may Transfer Owned Shares for estate planning or philanthropic purposes so long as the transferee, prior to the date of Transfer, agrees in a signed writing to be bound by and comply with the provisions of this Agreement.

11.	Resignation from Company Board. Each Director hereby tenders his or her resignation from the Board of Directors of Company subject to and effective upon the Effective Time.

12.	Entire Agreement; Assignment. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto; provided however that the rights under this Agreement are assignable by the Purchaser to a majority-owned affiliate or any successor-in-interest.

13.	Remedies/Specific Enforcement. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the Purchaser would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by Director of any covenant or obligation contained in this Agreement, in addition to any other remedy to which the Purchaser may be entitled (including monetary damages), the Purchaser shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. Director further agrees that neither the Purchaser nor any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and Director irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

14.	Governing Law and Enforceability. This Agreement is governed by, and shall be interpreted in accordance with, the laws of the State of Washington, without regard to any applicable conflict of law

Execution Version

principles. If any court determines that the restrictions set forth in this Agreement are unenforceable, then the parties request such court to reform these provisions to the maximum restrictions, term, scope or geographical area that such court finds enforceable. Venue of any legal action or proceeding between the parties related to this Agreement shall be in Pierce County, Washington, and the parties each consent to the personal jurisdiction of the courts of the State of Washington and the federal courts located in Washington. Each Director agrees not to claim that Pierce County, Washington is an inconvenient place for trial.

15.	Individual Obligations. The obligations of each of the Directors under this Agreement are several and not joint. This Agreement is binding on each Director that executes this Agreement regardless of whether any other Director(s) also executed this Agreement.

16.	Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by the Purchaser and the Director, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

17.	Counterparts. The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement.

[signature pages follow]

Execution Version

SIGNED as of the date first set forth above:

WEST COAST BANCORP		COLUMBIA BANKING SYSTEM, INC.

By		By

	President & Chief Executive Officer		President & Chief Executive Officer

Additional Signatures on Next Page

[Signature Page to Voting and Non-Competition Agreement]

Execution Version

DIRECTORS:

_____________________________________________	_____________________________________________

_____________________________________________	_____________________________________________

_____________________________________________	_____________________________________________

_____________________________________________	_____________________________________________

_____________________________________________	_____________________________________________

[Signature Page to Voting and Non-Competition Agreement]

APPENDIX I

Execution Version

VOTING AGREEMENT

This Voting Agreement (“Agreement”), dated as of September 25, 2012, is entered into by and among Columbia Banking System, Inc., a Washington corporation (the “Company”), West Coast Bancorp, an Oregon corporation (the “Seller”) and each person executing this Agreement or a counterpart to this Agreement, each of whom is a member of the board of directors of the Company (each, a “Director”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

RECITALS

A.	Pursuant to the terms of the Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”), dated as of the date hereof, between Company and Seller, a newly formed subsidiary of Company will be merged with and into the Seller (the “Merger”) and, as part of a single integrated transaction, the surviving corporation of the Merger will be merged with and into Company.

B.	As an inducement and a condition to Company entering into the Merger Agreement, the Seller has required that each Director, in his or her capacity as a shareholder of the Company, enter into this Agreement to make more likely the approval of the Merger by the requisite vote of the Company’s shareholders.

AGREEMENT

In consideration of Company’s and the Seller’s performance under the Merger Agreement, each Director agrees as follows:

1.	Voting Agreement. From the date hereof until the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms (the “Support Period”), Director agrees that at any shareholder meeting of the Company to approve the Merger or any related transaction, or any adjournment or postponement thereof, the Director shall be present (in person or by proxy) and shall vote (or cause to be voted) all of his or her voting shares of capital stock of the Company entitled to vote at such meeting (together, “Owned Shares”): (a) in favor of approval of (1) the Merger Agreement and the transactions contemplated thereby, (2) any other matter that is required to facilitate the transactions contemplated by the Merger Agreement and (3) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement; and (b) against any action or agreement that would impair the ability of Company to complete the Merger, the ability of the Seller to complete the Merger, or that would otherwise be inconsistent with, prevent, impede or delay the consummation of the transactions contemplated by the Merger Agreement; provided, that the foregoing applies solely to Director in his or her capacity as a shareholder and nothing in this Agreement shall prevent Director from discharging his or her fiduciary duties with respect to his or her role on the board of directors of the Company. Director covenants and agrees that, except for this Agreement, he or she (a) has not entered into, and shall not enter into during the Support Period any voting agreement or voting trust with respect to the Owned Shares and (b) has not granted, and shall not grant during the Support Period, a proxy, consent or power of attorney with respect to the Owned Shares except any proxy to carry out the intent of this Agreement.

2.

Transfer Restrictions prior to Merger. The Director will not, during the Support Period, sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with

Execution Version

respect to the sale, transfer, assignment, pledge, lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise) or otherwise convey or dispose of, any of the Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (a “Transfer”); provided that Director may Transfer Owned Shares for estate planning or philanthropic purposes so long as the transferee, prior to the date of the transfer, agrees in a signed writing to be bound by and comply with the provisions of this Agreement.

3.	Entire Agreement; Assignment. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The requirements of this Agreement shall take effect upon the execution of this Agreement and continue until the Effective Time or the termination of the Merger Agreement in accordance with its terms.

4.	Remedies/Specific Enforcement. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the Company or the Seller would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by Director of any covenant or obligation contained in this Agreement, in addition to any other remedy to which the Company or the Seller may be entitled (including monetary damages), the Company or the Seller shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. Director further agrees that neither the Company, the Seller nor any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and Director irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.	Governing Law and Enforceability. This Agreement is governed by, and shall be interpreted in accordance with, the laws of the State of Washington, without regard to any applicable conflict of law principles. Venue of any legal action or proceeding between the parties related to this Agreement shall be in Pierce County, Washington, and the parties each consent to the personal jurisdiction of the courts of the State of Washington and the federal courts located in Washington. Each Director agrees not to claim that Pierce County, Washington is an inconvenient place for trial.

6.	Individual Obligations. The obligations of each of the Directors under this Agreement are several and not joint. This Agreement is binding on each Director that executes this Agreement regardless of whether any other Director(s) also executed this Agreement.

7.	Counterparts. The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement.

[signature pages follow]

Execution Version

SIGNED as of the date first set forth above:

WEST COAST BANCORP		COLUMBIA BANKING SYSTEM, INC.

By		By

	President & Chief Executive Officer		President & Chief Executive Officer

Additional Signatures on Next Page

[Signature Page to Voting Agreement]

Execution Version

DIRECTORS:

_____________________________________________	______________________________________________

_____________________________________________	______________________________________________

_____________________________________________	______________________________________________

_____________________________________________	______________________________________________

_____________________________________________	______________________________________________

[Signature Page to Voting Agreement]

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 17, 2013 (March 13, 2013 for participants in West Coast Bancorp’s 401(K) Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
WEST COAST BANCORP 5335 MEADOWS ROAD, SUITE 201 LAKE OSWEGO, OR 97035	VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 17, 2013 (March 13, 2013 for participants in West Coast Bancorp’s 401(K) Plan). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors of West Coast Bancorp recommends that you vote FOR each
of the following proposals:				For	Against	Abstain
1	To approve the Agreement and Plan of Merger, dated as of September 25, 2012, by and among Columbia Banking System, Inc., West Coast Bancorp, and Sub (as defined therein) (the “Merger Proposal”).			☐	☐	☐
2

To approve, on a non-binding, advisory basis, the compensation to be paid to West Coast Bancorp’s named executive officers that is based on or otherwise relates to the merger (the “Merger-Related Named Executive Officer Compensation Proposal”).

				☐	☐	☐
3

To approve one or more adjournments of the special meeting of the shareholders of West Coast Bancorp, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger Proposal (the “West Coast Adjournment Proposal”).

				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

WEST COAST BANCORP

This Proxy is Solicited by the Board of Directors of West Coast

Bancorp

Proxy For Special Meeting of Shareholders

(Must be presented at the meeting or received prior to 8:30 A.M. Pacific Time on March 18, 2013)

The undersigned appoints Robert D. Sznewajs, Anders Giltvedt, and Maureen Flanagan, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of West Coast Bancorp which the undersigned may be entitled to vote at the Special Meeting of Shareholders of West Coast Bancorp to be held on March 18, 2013, or at any adjournment or postponement thereof, upon the proposals listed on the reverse side, and in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Please direct your proxy how he or she is to vote by placing an “x” in the appropriate box opposite the proposals, which have all been proposed by West Coast Bancorp, specified on the reverse side hereof. This proxy, when properly executed and timely received, will be voted in the manner directed herein. If no instructions are given on this proxy card, then the shares will be voted FOR Proposals 1, 2 and 3 and in the discretion of the proxies upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side